                                                            UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549
                                                              FORM N-PX
                                                ANNUAL REPORT OF PROXY VOTING RECORD
                                                                 OF
                                             REGISTERED MANAGEMENT INVESTMENT COMPANIES

  INVESTMENT COMPANY ACT FILE NUMBER:                              811-5962
  NAME OF REGISTRANT:                                              VANGUARD VARIABLE INSURANCE FUNDS
  ADDRESS OF REGISTRANT:                                           PO BOX 2600, VALLEY FORGE, PA 19482
  NAME AND ADDRESS OF AGENT FOR SERVICE:                           HEIDI STAM
                                                                   PO BOX 876
                                                                   VALLEY FORGE, PA 19482
  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:                          (610) 669-1000
  DATE OF FISCAL YEAR END:                                         DECEMBER 31
  DATE OF REPORTING PERIOD:                                        JULY 1, 2008 - JUNE 30, 2009

  FUND:    VANGUARD VARIABLE INSURANCE FUND-INTERNATIONAL PORTFOLIO

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  ISSUER:                A.P. MOELLER - MAERSK A/S
  TICKER:                N/A             CUSIP:     K0514G101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #a.: Receive the report on the Company's                          ISSUER          NO           N/A               N/A
activities during the past FY

PROPOSAL #b.: Submission of the audited annual report                      ISSUER          NO           N/A               N/A
 for adoption

PROPOSAL #c.: Resolution to grant discharge to the                         ISSUER          NO           N/A               N/A
Directors

PROPOSAL #d.: Resolution on appropriation of profit,                       ISSUER          NO           N/A               N/A
including the amount of dividends, or covering of
loss in accordance with the adopted annual report and
 payment of a dividend of DKK 650 per share of DKK

PROPOSAL #e.: Resolution on authority to acquire own                       ISSUER          NO           N/A               N/A
shares; the Board proposes that in the period until
the next AGM, the Board is authorized to allow the
Company to acquire own shares of a nominal value up
to 10% of the Company's share capital, according to
the Danish Companies Act, Article 48; the purchase
price must not deviate by more than 10% from the
price quoted on Nasdaq OMX Copenhagen A/S on the date
 of the purchase; [Authority in force until the
Company's next AGM]

PROPOSAL #f.: Any requisite election of Members for                        ISSUER          NO           N/A               N/A
the Board of Directors; re-elect Messrs. Michael Pram
 Rasmussen, Jan Topholm, Leise Maersk Mc-Kinney
Moller and Niels Jacobsen as the Board of Directors

PROPOSAL #g.: Election of the Auditors; re-elect KPMG                      ISSUER          NO           N/A               N/A
 Statsautoriseret Revisionspartnerselskab and Grant
Thornton Statsautoriseret Revisionsaktieselskab as
the Auditors of the Company

PROPOSAL #h.: Deliberation of any proposals submitted                      ISSUER          NO           N/A               N/A
 by the Board of Directors or by shareholders

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  ISSUER:                ABB LTD
  TICKER:                N/A             CUSIP:     H0010V101
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and                                ISSUER          NO           N/A               N/A
consolidated financial statements, annual financial
statements and the Auditors' reports

PROPOSAL #2.1: Approve the annual report, the                              ISSUER          YES          FOR               FOR
consolidated financial statements, and the annual
financial statements for 2008

PROPOSAL #2.2: Receive the remuneration report [as                         ISSUER          YES          FOR               FOR
per pages 49 55 of the annual report]

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #4.: Approve to release CHF 650,000,000 of                        ISSUER          YES          FOR               FOR
the legal reserves and allocate those released
reserves to other reserves and to carry forward the
available earnings in the amount of CHF 2,555,479,132

PROPOSAL #5.: Approve to renew ABB Ltd s authorized                        ISSUER          YES          FOR               FOR
share capital in an amount not to exceed CHF
404,000,000, enabling the issuance of up to
200,000,000 ABB Ltd shares with a nominal value of
CHF 2.02, each by not later than 05 MAY 2011, by
amending the Articles of Incorporation with a new

PROPOSAL #6.: Approve: to reduce the share capital of                      ISSUER          YES          FOR               FOR
 CHF 4,692,041,526.70 by CHF 1,114,940,560.80 to CHF
3,577,100,965.90 by way of reducing the nominal value
 of the registered shares from CHF 2.02 by CHF 0.48
to CHF 1.54 and to use the nominal value reduction
amount for repayment to the shareholders; b) to
confirm as a result of the report of the auditors,
that the claims of the creditors are fully covered
notwithstanding the capital reduction; c) to amend
Article 4 Paragraph1 of the Articles of Incorporation
 according to the specified words as per the date of
the entry of the capital reduction in the commercial
register Article 4 Paragraph 1; the share capital of
the Company is CHF 3,577,100,965.90 and is divided
into 2,322,792,835 fully paid registered shares; each
 share has a par value of CHF 1.54; and d) to amend
Article 4bis Paragraphs.1 and 4, and Article 4ter
Paragraph 1 of the Articles of Incorporation,
correspondingly reflecting the reduced nominal value
of the registered shares from CHF 2.02 by CHF 0.48 to
 CHF 1.54, as per the date of the entry of the
capital reduction in the commercial register

PROPOSAL #7.: Approve to modify the By-laws according                      ISSUER          YES          FOR               FOR
 to the reduction of the share capital

PROPOSAL #8.1: Elect Mr. Hubertus Von Gruenberg as a                       ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #8.2: Elect Mr. Roger Agnelli as a Member of                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #8.3: Elect Mr. Louis R. Hughes as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #8.4: Elect Mr. Hans Ulrich Maerki as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #8.5: Elect Mr. Michel de Rosen as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #8.6: Elect Mr. Michael Treschow as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #8.7: Elect Mr. Bernd W. Voss as a Member of                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #8.8: Elect Mr. Jacob Wallenberg as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #9.: Elect Ernst & Young AG as the Auditors                       ISSUER          YES          FOR               FOR
for FY 2009

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  ISSUER:                ADECCO SA, CHESEREX
  TICKER:                N/A             CUSIP:     H00392318
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

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  ISSUER:                ADECCO SA, CHESEREX
  TICKER:                N/A             CUSIP:     H00392318
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report 2008                               ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the appropriation of retained                        ISSUER          YES          FOR               FOR
earnings

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1: Re-elect Mr. Jakob Baer                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Re-elect Mr. Rolf Doerig                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Re-elect Mr. Andreas Jacobs                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Re-elect Mr. Francis Mer                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Re-elect Mr. Thomas O. Neill                                ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Re-elect Mr. David Prince                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Re-elect Mrs. Wanda Rapaczynski                             ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Re-elect Mrs. Judith A. Sprieser                            ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect the Auditors Ernst and Young                        ISSUER          YES          FOR               FOR
Limited, Zurich

PROPOSAL #6.: Approve the adaptation of the Articles                       ISSUER          YES          FOR               FOR
of Incorporation to statutory revisions

PROPOSAL #7.: Approve the Share Buyback Program                            ISSUER          YES          FOR               FOR

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  ISSUER:                ADIDAS AG
  TICKER:                N/A             CUSIP:     D0066B102
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report, and the report
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 237,409,047.08 as follows:
 payment of a dividend of EUR 0.50 per no-par share
EUR 140,651,291.08 shall be carried forward Ex-
dividend and payable date: 08 MAY 20 09

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.1.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Dr. Stefan Jentzsch

PROPOSAL #5.2.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Igor Landau

PROPOSAL #5.3.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Willi Schwerdtle

PROPOSAL #5.4.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Christian Tourres

PROPOSAL #5.5.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Herbert Kauffmann

PROPOSAL #5.6.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Alexander Popow

PROPOSAL #6.: Amendment to Section 21(2) of the                            ISSUER          NO           N/A               N/A
Articles of Association in accordance with the
implementation of the Shareholders Rights Act (ARUG)
in respect of proxy-voting instructions being issued
in writing or via fax

PROPOSAL #7.: Amendments to Section 22 of the                              ISSUER          NO           N/A               N/A
Articles of Association in respect of the Chairman of
 the shareholders meeting shall be authorized to
limit share holder questions and remarks to a
reasonable amount of time

PROPOSAL #8.: Resolution on the creation of new                            ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of association, the existing
authorization to increase the share capital by up to
EUR 64,062,500 shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 50,000,000 through the
issue of new shares against cash payment, during a
period of 5 years [authorized capital 2009/I],
shareholders subscription rights may be excluded for

PROPOSAL #9.: Resolution on the creation of new                            ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of Association, the existing
authorization to increase the share capital by up to
EUR 12,000,000 shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 25,000,000 through the
issue of new shares against payment in kind, during a
 period of 3 years [authorized capital 200 9/II], the
 Board of Managing Directors shall be authorize d to
decide upon the exclusion of shareholders

PROPOSAL #10.: Renewal of the authorization to                             ISSUER          NO           N/A               N/A
acquire own shares the Company shall be authorized to
 acquire own shares of up to 10% of its share
capital, through the stock exchange at a price not
differing more than 10% from the market price of the
shares or by way o f public repurchase offer at a
price neither more than 10% above, nor more than 20%
below, the market price of the shares, on or before
06 NOV 2010, the Board of Managing Directors shall be
 authorized to offer the shares on the stock exchange
 or to all shareholders, to dispose of the shares in
a manner other than the stock exchange or rights
offering if the shares are sold at a price not
materially below their market price, to use the
shares in connection with mergers or the acquisition
of tangible or intangible assets, to use the shares
for satisfying option and conversion rights or within
 the scope of the Company's stock option plan, and to
 ret ire the shares, furthermore, the Company shall
also be authorized to use the shares for remuneration

PROPOSAL #11.: Authorization to acquire own shares by                      ISSUER          NO           N/A               N/A
 using derivatives in connection with item 10, the
Company shall also be authorized to acquire own
shares by using derivatives at a price neither more
than 10% above, nor more than 20% below, the market
price of the shares, the authorization shall be
limited to up to 5% of the share capital

PROPOSAL #12.: Appointment of the Auditors, audit of                       ISSUER          NO           N/A               N/A
the financial statements for the 2009 FY: KPMG AG,
Frankfurt, review of the interim financial statements
 for the first half of the 2009 FY: KPMG AG, Frankfurt

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  ISSUER:                ADMIRAL GROUP
  TICKER:                N/A             CUSIP:     G0110T106
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and audited accounts

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Henry Engelhardt [Chief                         ISSUER          YES          FOR               FOR
Executive Officer] as a Director of the Company

PROPOSAL #5.: Re-elect Mr. Kevin Chldwlck [Finance                         ISSUER          YES          FOR               FOR
Director] as a Director of the Company

PROPOSAL #6.: Re-elect Mr. Manfred Aldag [Non-                             ISSUER          YES          FOR               FOR
Executive Director] as a Director of the Company

PROPOSAL #7.: Re-appoint KPMG Audit plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of KPMG Audit plc

PROPOSAL #9.: Amend the Company's Senior Executive                         ISSUER          YES          FOR               FOR
Restricted Share Plan

PROPOSAL #10.: Amend the Company's Approved Executive                      ISSUER          YES          FOR               FOR
 Share Option Plan

PROPOSAL #11.: Amend the Company's Non-Approve                             ISSUER          YES          FOR               FOR
Executive share Option Plan

PROPOSAL #12.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #13.: Approve to dis-apply the statutory                          ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #14.: Authorize the Company to make market                        ISSUER          YES          FOR               FOR
purchases

PROPOSAL #15.: Authorize the Directors to convene a                        ISSUER          YES          FOR               FOR
general meeting on not less than 14 days clear notice

PROPOSAL #16.: Adopt the new Articles of Association                       ISSUER          YES          FOR               FOR

PROPOSAL #17.: Amend the new Article of Association                        ISSUER          YES          FOR               FOR
in relation to Section 28 of the Companies Act 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMCOR LTD
  TICKER:                N/A             CUSIP:     Q03080100
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the                          ISSUER          NO           N/A               N/A
Company and the reports of the Directors and the
Auditor in respect of the YE 30 JUN 2008

PROPOSAL #2.A: Re-elect Mr. Ernest John James Pope as                      ISSUER          YES          FOR               FOR
 a Director who retires by rotation in accordance
with Rule 63 of the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. John Gordon Thorn as a                         ISSUER          YES          FOR               FOR
Director who retires by rotation in accordance with
Rule 63 of the Company's Constitution

PROPOSAL #3.: Approve, for all purposes under the                          ISSUER          YES          FOR               FOR
Corporations Act 2001 [Cth] and the Australian
Securities Exchange Listing Rules [including Listing
Rule 10.14], the issue to the Managing Director and
the Chief Executive Officer of the Company, Mr. K.N.
MacKenzie, of 170,000 Performance Rights and 280,000
Options pursuant to the Company's Long Term Incentive
 Plan, as specified, and for the issue of ordinary
shares in the Company upon the exercise of those
Options and Performance Rights

PROPOSAL #4.: Approve, for all purposes under the                          ISSUER          YES          FOR               FOR
Corporations Act 2001 [Cth], and the Australian
Securities Exchange Listing Rules [including Listing
Rule 10.14], the issue to the Managing Director and
the Chief Executive Officer of the Company, Mr. K.N.
MacKenzie, of up to 150,000 Share Rights pursuant to
the Company's Management Incentive Plan - Equity, as
specified and for the issue of ordinary shares in the
 Company upon the vesting of those Share Rights

PROPOSAL #5.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
Company [included in the report of the Directors] for
 the YE 30 JUN 2008

PROPOSAL #6.: Approve the maximum aggregate amount                         ISSUER          YES          FOR               FOR
available for payment to the Non- Executive Directors
 of the Company in accordance with Rule 51 of the
Company's Constitution and the Australian Securities
Exchange Listing Rule 10.17, as remuneration for
their services, be increased by AUD 500,000 from an
amount not exceeding AUD 2,000,000 per annum to an
amount not exceeding AUD 2,500,000 per annum

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  ISSUER:                AMERICA MOVIL, S.A.B. DE C.V.
  TICKER:                AMX             CUSIP:     02364W105
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I: APPOINTMENT OR, AS THE CASE MAY BE,                           ISSUER          YES        AGAINST           AGAINST
REELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS
OF THE COMPANY THAT THE HOLDERS OF THE SERIES L
SHARES ARE ENTITLED TO APPOINT. ADOPTION OF
RESOLUTION THEREON.

PROPOSAL #II: APPOINTMENT OF DELEGATES TO EXECUTE                          ISSUER          YES          FOR             AGAINST
AND, IF APPLICABLE, FORMALIZE THE RESOLUTIONS ADOPTED
 BY THE MEETING. ADOPTION OF RESOLUTIONS THEREON.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the decision to (i) renew for a                      ISSUER          NO           N/A               N/A
 5-year period the authorized share capital of EUR
7,082,460,000 represented by 1,617,000,000 shares
without nominal value, compared to the Company's
issued share capital of EUR 6,345,859,399.86
represented by 1,448,826,347 shares without nominal
value, representing a potential maximum increase in
the Company's issued share capital of 168,173,653 new
 shares, and (ii) authorize the Board of Directors of
 the Company to issue, within the limit of such
authorized share capital, new shares for various
types of transactions and to amend Article 5.5 of the
 Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Management report of the                         ISSUER          NO           N/A               N/A
Board of Directors and the report of the Independent
Company Auditor, approves the consolidated financial
statements for the FY 2008 in their entirety, with a
resulting consolidated net income of EUR 10,439
millions

PROPOSAL #2.: Receive the management report of the                         ISSUER          NO           N/A               N/A
Board of Directors and the report of the Independent
Company Auditor, approves the Parent Company Annual
Accounts for the FY 2008 in their entirety, with a
resulting profit for Arcelor Mittal as Parent Company
 of the Arcelor Mittal group of EUR 19,093,961,939
[established in accordance with the laws and
regulations of the Grand-Duchy of Luxembourg, as
compared to the consolidated net income of EUR 10,439
 millions established in accordance with
International Financial Reporting Standards as
adopted in the European Union, the subject of the

PROPOSAL #3.: Acknowledge the results to be allocated                      ISSUER          NO           N/A               N/A
 and distributed amount to EUR 28,134,244,719, from
which EUR 105,278,200 must be allocated to the legal
reserve and EUR 395,657,429 must be allocated to the
reserve for shares held in treasury

PROPOSAL #4.: Approve to allocate the results of the                       ISSUER          NO           N/A               N/A
Company based on the Parent Company Annual Accounts
for the FY 2008 as specified, dividends are paid in
equal quarterly installments of EUR 0.1875 [gross]
per share, a first installment of dividend of EUR
0.1875 [gross] per share has been paid on 16 MAR 2009

PROPOSAL #5.: Approve to set the amount of annual                          ISSUER          NO           N/A               N/A
Directors compensation and attendance fees to be
allocated to the Members of the Board of Directors at
 USD 2,870,634

PROPOSAL #6.: Grant discharge to the Directors for FY                      ISSUER          NO           N/A               N/A
 2008

PROPOSAL #7.: Acknowledge the end of mandate for                           ISSUER          NO           N/A               N/A
Messrs. Michel Marti;  Sergio Silva de Freitas;
Wilbur L. Ross; Narayanan Vaghul; Francois Pinault;
and Jean-Pierre Hansen

PROPOSAL #8.: Re-elect Mr. Narayanan Vaghul, residing                      ISSUER          NO           N/A               N/A
 at 63 First Main Road Flat no. 3, R A Puram,
Chennai, India, for a three-year mandate, in
accordance with Article 8.3 of the Company's Articles
 of Association, which mandate shall terminate on the
 date of the general meeting of shareholders to be

PROPOSAL #9.: Re-elect Mr. Wilbur L. Ross, residing                        ISSUER          NO           N/A               N/A
at 328 El Vedado Road, Palm Beach, Florida 33480-
4736, United States of America, for a three-year
mandate, in accordance with Article 8.3 of the
Company's Articles of Association, which mandate
shall terminate on the date of the general meeting of
 shareholders to be held in 2012

PROPOSAL #10.: Re-elect Mr. Francois Pinault,                              ISSUER          NO           N/A               N/A
residing at 48, rue de Bourgogne, 75007 Paris,
France, for a three-year mandate, in accordance with
Article 8.3 of the Company's Articles of Association,
 which mandate shall terminate on the date of the
general meeting of shareholders to be held in 2012

PROPOSAL #11.: Approve to cancel with effect as of                         ISSUER          NO           N/A               N/A
this General Meeting the authorization granted to the
 Board of Directors by the general meeting of
shareholders held on 13 MAY 2008 with respect to the
share buy-back programme and decides to authorize,
effective immediately after this General Meeting, the
 Board of Directors of the Company, with option to
delegate, and the corporate bodies of the other
companies in the Arcelor Mittal group referred to in
Article 49bis of the Luxembourg law of 10 AUG 1915 on
 commercial companies, as amended [the Law], to
acquire and sell shares in the Company in accordance
with the Law and for all purposes authorized or which
 may come to be authorized by the laws and
regulations in force, including but not limited to
entering into off-market and over-the-counter
transactions and to acquire shares in the Company
through derivative financial instruments. Euro next
markets of Amsterdam, Paris, and Brussels -
Luxembourg Stock Exchange - Spanish stock exchanges
of Barcelona, Bilbao, Madrid and Valencia In
accordance with the laws transposing Directive
2003/6/EC of 28 January 2003 and EC Regulation
2273/2003 of 22 December 2003, acquisitions,
disposals, exchanges, contributions and transfers of
shares may be carried out by all means, on or off the
 market, including by a public offer to buy back
shares or by the use of derivatives or option
strategies. The fraction of the capital acquired or
transferred in the form of a block of shares may
amount to the entire program. Such transactions may
be carried out at any time, including during a tender
 offer period, in accordance with applicable laws and
 regulations. New York Stock Exchange Any share buy-
backs on the New York Stock Exchange should be
performed in compliance with Section 10[b] of the
Securities Exchange Act of 1934, as amended [the
Exchange Act], Rule 10b-5 promulgated there under,
and Section 9[a][2] of the Exchange Act. The
authorization is valid for a period of eighteen [18]
months or until the date of its renewal by a
resolution of the general meeting of shareholders if
such renewal date is prior to such period. The
maximum number of shares that can be acquired is the
maximum allowed by the Law in such a manner that the
accounting par value of the Company's shares held by
the Company [or other ArcelorMittal group companies
referred to in Article 49bis of the Law] may not in
any event exceed 10% of its subscribed share capital.
 The purchase price per share to be paid in cash
shall not represent more than 125% of the trading
price of the shares on the New York Stock Exchange
and on the Euro next European markets on which the
Company is listed, the Luxembourg Stock Exchange or
the Spanish stock exchanges of Barcelona, Bilbo,
Madrid and Valencia, depending on the market on which
 the purchases are made, and no less than one Euro.
For off-market transactions, the maximum purchase
price shall be 125% of the price on the Euro next
European markets where the Company is listed. The

PROPOSAL #12.: Appoint Deloitte S.A., with registered                      ISSUER          NO           N/A               N/A
 office at 560, rue de Neudorf, L-2220 Luxembourg,
G.D. Luxembourg, as independent Company Auditor for
the purposes of an Independent Audit of the Parent
Company Annual Accounts and the Consolidated
Financial Statements for the financial year 2009

PROPOSAL #13.: Authorize the Board of Directors to:                        ISSUER          NO           N/A               N/A
[a] implement the payment of bonuses in relation to
financial years 2008 and 2009 to eligible employees
of the Company partly in shares of the Company [up to
 40%], with the balance to be paid in cash, provided
that the maximum number of shares allocated to
employees in connection therewith shall not exceed
five million [5,000,000] shares in total, which may
either be newly issued shares or shares held in
treasury; and [b] do or cause to be done all such
further acts and things as the Board of Directors may
 determine to be necessary or advisable in order to
implement the content and purpose of this resolution.
 The General Meeting further acknowledges that the
maximum total number of five million [5,000,000]
shares for this purpose represents less than zero
point four per cent [0.4%] of the Company's current
issued share capital

PROPOSAL #14.: Approve the Long-Term Incentive Plan                        ISSUER          NO           N/A               N/A
2009-2018 which will cover the period from and
including financial year 2009 to and including
financial year 2018 [the LTIP], a copy of which is
available to shareholders on request from the
Company's Investor Relations department whose contact
 details are provided at the end of this convening
notice; [b] delegate to the Board of Directors the
power to issue share options or other equity-based
awards and incentives to all eligible employees under
 the LTIP for a number of Company's shares not
exceeding eight million five hundred thousand
[8,500,000] options on fully paid-up shares, which
may either be newly issued shares or shares held in
treasury, during the period from this General Meeting
 until the general meeting of shareholders to be held
 in 2010 [defined as the Cap], provided, that the
share options will be issued at an exercise price
that shall not be less than the average of the
highest and the lowest trading price on the New York
Stock Exchange on the day immediately prior to the
grant date, which date shall be decided by the Board
of Directors and shall be within the respective
periods specified in the LTIP; [c] delegate to the
Board of Directors the power to decide and implement
any increase in the Cap by the additional number
necessary to preserve the rights of the option
holders in the event of a transaction impacting the
Company's share capital; and [d] do or cause to be
done all such further acts and things as the Board of
 Directors may determine to be necessary or advisable
 in order to implement the content and purpose of
this resolution; the General Meeting further
acknowledges that the Cap represents less than zero
point six per cent [0.6%] of the Company's current
issued share capital on a diluted basis

PROPOSAL #15.: Authorize the Board of Director to                          ISSUER          NO           N/A               N/A
decide the implementation of Employee Share Purchase
Plan 2009 reserved for all or part of the employees
of all or part of the Companies comprised within the
scope of consolidation of consolidated financial
statements for a maximum number of two million five
hundred thousand share; and for the purposes of the
implementation of ESPP 2009, issue new shares within
the limits of the authorized share capital and /or
deliver treasury shares up to a maximum of 2 million
five hundred thousand fully paid-up shares during the
 period from this general meeting to the general
meeting of shareholders to be held in 2010; and do or
 cause to be done all such further acts and things as
 the Board of Directors may determine to be necessary
 or advisable in order to implement the content and
purpose of this resolution; general meeting further
acknowledges that the maximum total number of two
million five hundred thousand shares of the Company
as indicated above for the implementation of the ESPP
 2009 represent less than zero point two percent of
the Company's current issued share capital on a
diluted basis

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the decision to (i) renew for a                      ISSUER          NO           N/A               N/A
 5-year period the authorized share capital of EUR
7,082,460,000 represented by 1,617,000,000 shares
without nominal value, compared to the Company's
issued share capital of EUR 6,345,859,399.86
represented by 1,448,826,347 shares without nominal
value, representing a potential maximum increase in
the Company's issued share capital of 168,173,653 new
 shares, and (ii) authorize the Board of Directors of
 the Company to issue, within the limit of such
authorized share capital, new shares for various
types of transactions and to amend Article 5.5 of the
 Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASTELLAS PHARMA INC.
  TICKER:                N/A             CUSIP:     J03393105
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Provision of Remuneration to Directors                       ISSUER          YES          FOR               FOR
for Stock Option Scheme as Stock-Linked Compensation
Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ATLAS COPCO AB, NACKA
  TICKER:                N/A             CUSIP:     W10020118
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and election of                       ISSUER          NO           N/A               N/A
Mr. Sune Carlsson as the Chairman of the meeting

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 1 or 2 persons to approve                        ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #5.: Determination of whether the meeting                         ISSUER          NO           N/A               N/A
has been properly convened or not

PROPOSAL #6.: Present the annual report and the                            ISSUER          NO           N/A               N/A
Auditor's report as well as the consolidated annual
report and the consolidated Auditor's report

PROPOSAL #7.: The President's speech and questions                         ISSUER          NO           N/A               N/A
from shareholders to the Board of Directors and the
Management

PROPOSAL #8.: Receive the report on the functions of                       ISSUER          NO           N/A               N/A
and work performed by the Board of Directors and its
Audit Committee

PROPOSAL #9.A: Approve the profit and loss account                         ISSUER          YES          FOR               FOR
and the balance sheet as well as the consolidated
profit and loss account and the consolidated balance
sheet as well as the presentation by the Auditor

PROPOSAL #9.B: Grant discharge, from liability, to                         ISSUER          YES          FOR               FOR
the Board Members and the President

PROPOSAL #9.C: Approve a dividend for 2008 at SEK                          ISSUER          YES          FOR               FOR
3.00 per share according to the approved balance sheet

PROPOSAL #9.D: Approve 30 APR 2009 as the record day                       ISSUER          YES          FOR               FOR
for the dividend, and the dividend is expected to be
distributed by Euroclear Sweden AB on 06 MAY 2009

PROPOSAL #10.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Board Members 9

PROPOSAL #11.: Re-elect Messrs. Sune Carlsson, Jacob                       ISSUER          YES          FOR               FOR
Wallenberg, Staffan Bohman, Christel Bories, Johan
Forssel, Ulla Litzen, Anders Ullberg and Margareth
Ovrum as the Board Members; elect Mr. Ronnie Leten as
 the new Member of the Board; and Mr. Sune Carlsson
as the Chairman and Mr. Jacob Wallenberg as the Vice
Chairman of the Board of Directors

PROPOSAL #12.: Approve the fees as follows: SEK                            ISSUER          YES          FOR               FOR
1,500,000 to the Chairman, SEK 550,000 to the Vice
Chairman and SEK 450,000 to each other Board Member
not employed by the Company, a fee to the Members of
the Audit Committee of SEK 170,000 to the Chairman
and SEK 110,000 to the other 2 Members, a fee to each
 of the 3 Members of the Remuneration Committee of
SEK 60,000; a fee of SEK 60,000 to each Board Member
who, in addition to the above, participates in a
Committee in accordance with a decision of the Board
of Directors; each nominated Board Member shall have
the right to receive a part of the Board fee in the
form of synthetic shares and the rest in cash and to
receive the whole fee in cash; the total Board fees
amounts to SEK 4,750,000 of which SEK 2,375,000 can
in the form in synthetic shares; and authorize the
Board, until the next AGM, to decide on the
acquisition of shares in the Company at one or more
occasions in accordance with the following: a)
acquisition of not more than 70,000 series A shares;
b) the shares may only be acquired on NASDAQ OMX
Stockholm; and c) the shares may only be acquired at
a price per share within the registered trading
interval at any given point in time

PROPOSAL #13.A: Approve the guiding principles for                         ISSUER          YES          FOR               FOR
remuneration for the Senior Executives

PROPOSAL #13.B: Approve the performance stock option                       ISSUER          YES          FOR               FOR
plan for 2009

PROPOSAL #13.C: Authorize the Board, until the next                        ISSUER          YES          FOR               FOR
AGM, to decide on the acquisition of shares in the
Company at one or more occasions in accordance with
the following: a) acquisition of not more than
5,500,000 series A shares; b) the shares may only be
acquired on NASDAQ OMX Stockholm; and c) the shares
may only be acquired at a price per share within the
registered trading interval at any given point in
time; and approve to transfer the shares in the
Company in relation to the Company's personnel option
 program as specified

PROPOSAL #14.: Authorize the Board, until the next                         ISSUER          YES          FOR               FOR
AGM, to sell a maximum 1,445,000 series B shares,
currently kept by the Company for this purpose, to
cover costs, primarily cash settlements and social
charges that may be incurred in connection with the
exercise of rights under the 2006 and 2007
performance stock option plans; the sale shall take
place on NASDAQ OMX Stockholm at a price within the
registered price interval at any given time

PROPOSAL #15.: Approve the proposal regarding                              ISSUER          YES          FOR               FOR
Nomination Committee

PROPOSAL #16.: Approve the proposal regarding a                            ISSUER          YES          FOR               FOR
conditional change of the Articles of Association;
and that the decision regarding the change of the
Articles of Association shall be conditioned of the
fact that a change of the Swedish Companies Act [SFS
2005:551] as to the notice to a general meeting
entered into force and which change has the effect to
 that the proposed wordings of Section 9 Sub-
paragraph 1, above is in compliance with the

PROPOSAL #17.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXA SA, PARIS
  TICKER:                N/A             CUSIP:     F06106102
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 0.40 per share

PROPOSAL #O.4: Approve the Auditors' special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.5: Re-elect Mr. Jacques de Chateauvieux                        ISSUER          YES          FOR               FOR
as the Supervisory Board Member

PROPOSAL #O.6: Re-elect Mr. Anthony Hamilton as a                          ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.7: Re-elect Mr. Michel Pebereau as a                           ISSUER          YES        AGAINST           AGAINST
Supervisory Board Member

PROPOSAL #O.8: Re-elect Mr. Dominique Reiniche as a                        ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.9: Elect Mr. Ramon de Oliveira as a                            ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.10: Grant authority to the repurchase of                       ISSUER          YES        AGAINST           AGAINST
up to 10 % of issued share capital

PROPOSAL #E.11: Grant authority to the capitalization                      ISSUER          YES          FOR               FOR
 of reserves of up to EUR 1 billion for bonus issue
or increase in par value

PROPOSAL #E.12: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 2 billion

PROPOSAL #E.13: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity or equity- linked securities without
preemptive rights up to aggregate nominal amount of

PROPOSAL #E.14: Authorize the Board to set issue                           ISSUER          YES          FOR               FOR
price for 10 % of issued capital pursuant to issue
authority without preemptive rights

PROPOSAL #E.15: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote items 12 to
14 and 16 to 18

PROPOSAL #E.16: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to EUR 1 billion for future exchange
offers

PROPOSAL #E.17: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to 10 % of issued capital for future
acquisitions

PROPOSAL #E.18: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity upon conversion of a subsidiary's equity-
linked securities for up to EUR 1 billion

PROPOSAL #E.19: Approve the issuance of securities                         ISSUER          YES          FOR               FOR
convertible into debt

PROPOSAL #E.20: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.21: Approve the Stock Purchase Plan                            ISSUER          YES          FOR               FOR
reserved for employees of international subsidiaries

PROPOSAL #E.22: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.23: Grant authority to the issuance of                         ISSUER          YES        AGAINST           AGAINST
preferred stock in favor of Axa Assurances IARD
Mutuelle and Axa Assurances Vie Mutuelle for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.24: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
preferred stock with preemptive rights for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.25: Grant authority to the issuance of                         ISSUER          YES        AGAINST           AGAINST
preferred stock without preemptive rights for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.26: Adopt the new Articles of                                  ISSUER          YES          FOR               FOR
Association, pursuant to items 23 through 25

PROPOSAL #E.27: Grant authority to the filing of                           ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAIDU.COM INC.
  TICKER:                BIDU            CUSIP:     056752108
  MEETING DATE:          12/16/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: RESOLUTION AS SET OUT IN PARAGRAPH 1 OF                      ISSUER          YES        AGAINST           AGAINST
 NOTICE OF ANNUAL GENERAL MEETING REGARDING THE
COMPANY'S REPURCHASE OF ITS OWN SHARES.

PROPOSAL #02: THE RESOLUTION AS SET OUT IN PARAGRAPH                       ISSUER          YES        AGAINST           AGAINST
2 OF THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
THE AMENDMENT OF THE COMPANY'S ARTICLES OF

PROPOSAL #03: THE RESOLUTION AS SET OUT IN PARAGRAPH                       ISSUER          YES          FOR             AGAINST
3 OF THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
THE CHANGE OF THE COMPANY'S NAME.

PROPOSAL #04: THE RESOLUTION AS SET OUT IN PARAGRAPH                       ISSUER          YES        AGAINST           AGAINST
4 OF THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
THE ADOPTION OF AN AMENDED AND RESTATED MEMORANDUM
AND ARTICLES OF ASSOCIATION.

PROPOSAL #05: THE RESOLUTION AS SET OUT IN PARAGRAPH                       ISSUER          YES        AGAINST           AGAINST
5 OF THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
THE AMENDMENT OF THE COMPANY'S 2000 OPTION PLAN.

PROPOSAL #06: THE RESOLUTION AS SET OUT IN PARAGRAPH                       ISSUER          YES        AGAINST           AGAINST
6 OF THE NOTICE OF ANNUAL GENERAL MEETING REGARDING
THE ADOPTION OF THE COMPANY'S 2008 SHARE INCENTIVE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          9/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification                       ISSUER          YES          FOR               FOR
of the merger of Banco Do Estado De Santa Catarina
S.A. Besc and of Besc S.A. Credito Imobiliario Bescri
 by Banco Do Brasil S.A

PROPOSAL #2.1: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
KPMG Auditors Independentes, with corporate taxpayer
ID CNPJ MF Number 57.755.217000129, as being
responsible for the preparation of the valuation
reports of Besc and of Bescri at their respective
book worth values

PROPOSAL #2.2: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Bdo Trevisan Auditors Independentes, with corporate
taxpayer ID CNPJ MF Number 52.803.244000106, as being
 responsible for the preparation of the valuation
reports of the net worth of Besc and of Bescri using
the discounted cash flow method

PROPOSAL #2.3: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
pricewaterhousecoopers International Services Ltda.,
with corporate taxpayer ID CNPJ MF Number
47.205.646000179, and pricewaterhousecoopers
Corporate Finance and Recovery Ltda., with corporate
taxpayer ID CNPJ MF Number 05.487.514000137, as being
 responsible for the preparation of the valuation
report on Banco Do Brasil S.A., using the quotation
price of the shares on the securities market and
using the discounted cash flow method

PROPOSAL #3: Approve the valuation reports mentioned                       ISSUER          YES          FOR               FOR
in item 2

PROPOSAL #4.: Approve and declare effective the                            ISSUER          YES          FOR               FOR
merger of Besc and Bescri by Banco Do Brasil S.A.
under the terms of the protocol and justification of
the merger, as well as to authorize the
administration of Banco Do Brasil to perform all acts
 that are complementary to the mentioned merger

PROPOSAL #5.: Grant authority to increase the capital                      ISSUER          YES          FOR               FOR
 of Banco Do Brasil as a result of the mergers
mentioned above, through the transfer of the net
assets of the merged Companies to the merging
Company, under the terms of the protocol and
justification of the merger

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification                       ISSUER          YES          FOR               FOR
of the merger of Banco Do Estado Do Piaui S.A. BEP,
into Banco Do Brasil S.A

PROPOSAL #2.1: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Deloitte Touche Tohmatsu Consultores Ltda, with
corporate taxpayer ID CNPJ MF Number
02.189.924000103, as being responsible for the
preparation of the valuation report of BEP using the
discounted cash flow method

PROPOSAL #2.2: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Global Auditors Independents, with corporate taxpayer
 ID/CNPJMF Number 03.423.123000395, as being
responsible for the book equity valuation report of
BEP, for the purpose of equity transfer from BEP to BB

PROPOSAL #2.3: Approve and ratify the appointment of                       ISSUER          YES          FOR               FOR
Pricewaterhousecoopers Auditors Independents, with
corporate taxpayer ID/CNPJMF Number 61.562.112001526,
 and of pricewaterhousecoopers Corporate Finance and
Recovery Ltda., with corporate taxpayer ID CNPJMF
Number 5.487.514000137, as being responsible for the
preparation of the valuation report on Banco Do
Brasil S.A., at the quoted price of the shares on the
 stock market and using the discounted cash flow

PROPOSAL #3.: Approve the valuation reports mentioned                      ISSUER          YES          FOR               FOR
 in item 2

PROPOSAL #4.: Approve and declare effective the                            ISSUER          YES          FOR               FOR
merger of BEP into Banco Do Brasil S.A. in accordance
 with the terms of the protocol and justification of
the merger, as well as to authorize the
administration of Banco Do Brasil to do all the acts
that are complementary to the mentioned merger

PROPOSAL #5.: Grant authority to increase the capital                      ISSUER          YES          FOR               FOR
 of Banco Do Brasil as a function of the merger
referred to above, through the transfer of the net
worth of the Company being merged to the Company
carrying out the merger, in accordance with the terms
 of the protocol and justification of the merger

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          12/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by Banco Do                          ISSUER          YES          FOR               FOR
Brasil S.A., of a Corporate shareholder interest
equivalent to 76,262,912 million common shares in
Banco Nossa Caixa S.A., corresponding to 71.25% of
the total share capital and of the voting capital in
the same proportion

PROPOSAL #2.: Ratify the Memorandum of understanding,                      ISSUER          YES          FOR               FOR
 accompanied by the valuation report on Banco Nossa
Caixa S.A., under the terms of Article 256/1 of Law
Number 6404/76 of 15 DEC 1976

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
of Banco Do Brasil S.A as a result of the corporate
mergers of Banco Do Estado De Santa Catarina S.A BESC
 and BESC S.A Credito Imobiliario 'BESCRI'

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide concerning the                             ISSUER          YES          FOR               FOR
capitalization of the balance recorded in the
expansion reserves and the issuance of new shares

PROPOSAL #2.: Amend the Article 7 of the Corporate                         ISSUER          YES          FOR               FOR
Bylaws

PROPOSAL #3.: Amend the Corporate Bylaws                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DO BRASIL SA BB BRASIL, BRASILIA
  TICKER:                N/A             CUSIP:     P11427112
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the Board of Directors                               ISSUER          YES          FOR               FOR
financial statements, External Auditors and of the
Finance Committee and documents opinion report
relating to FYE 31 DEC 2008

PROPOSAL #II.: Approve to deliberate on the                                ISSUER          YES          FOR               FOR
destination of the net income from the 2008 exercise
and the dividends distribution

PROPOSAL #III.: Elect the Members of the Board of                          ISSUER          YES        AGAINST           AGAINST
Auditors

PROPOSAL #IV.: Approve to fix the remuneration of the                      ISSUER          YES          FOR               FOR
 Board of Auditors

PROPOSAL #V.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #VI.: Approve to set the overall annual                           ISSUER          YES          FOR               FOR
account of the remuneration of the Members of the
Management bodies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          9/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, to increase the capital in the                      ISSUER          YES          FOR               FOR
 nominal amount of EUR 71,688,495 by means of the
issuance of 143,376,990 new ordinary shares having a
par value of one-half EUR [0.5] each and an issuance
premium to be determined by the Board of Directors
or, by delegation, the Executive Committee, in
accordance with the provisions of Section 159.1.c] in
 fine of the Companies Law [Lay De Sociedades
Anonimas] no later than on the date of implementation
 of the resolution, for an amount that in all events
shall be between a minimum of 8 EUR and a maximum of
EUR 11.23 per share; the new shares shall be fully
subscribed and paid up by means of in kind
contributions consisting of ordinary shares of the
British Company Alliance & Leicester plc; total
elimination of the pre-emptive rights held by the
shareholders and holders of convertible bonds and
express provision for the possibility of an
incomplete subscription, option, under the provisions
 of Chapter VIII of Title VII and the second
additional provision of the restated text of the
Corporate Income Tax Law [Ley del Impuesto sobre
Sociedadees] approved by Royal Legislative Decree
4/2004, for the special rules therein provided with
respect to the capital increase by means of the in
kind contribution of all the ordinary shares of
Alliance & Leicester plc, and authorize the Board of
Directors to delegate in turn to the Executive
Committee, in order to set the terms of the increase
as to all matters not provided for by the
shareholders at this general meeting, perform the
acts needed for the execution thereof, re-draft the
text of sub-sections 1 and 2 of Article 5 of the By-
Laws to reflect the new amount of share capital,
execute whatsoever public or private documents are
necessary to carry out the increase and, with respect
 to the in kind contribution of the shares of
Alliance & Leicester plc, exercise the option for the
 special tax rules provided for under Chapter VIII of
 Title VII and the second Additional provision of the
 restated text of the Corporate Income Tax Law
approved by Royal Legislative Decree 4/2004,
application to the applicable domestic and foreign
agencies to admit the new shares to trading on the
Madrid, Barcelona, Bilbao, and Valencia stock
exchanges through the stock exchange interconnection
system [Continuous Market] and the foreign stock
exchanges on which the shares of Banco Santander are
listed [London, Milan, Lisbon, Buenos Aires, Mexico,

PROPOSAL #2.: Grant authority to deliver 100 shares                        ISSUER          YES          FOR               FOR
of the Bank to each employee of the Alliance &
Leicester plc Group, as a special bonus within the
framework of the acquisition of Alliance & Leicester
plc, once such acquisition has been completed

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
interpret, rectify, supplement, execute and further
develop the resolutions adopted by the shareholders
at the general meeting, as well as to delegate the
powers it receives from the shareholders acting at
the general meeting, and grant powers to convert such
 resolutions into notarial instruments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          1/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the capital increase in the                          ISSUER          YES          FOR               FOR
nominal amount of EUR 88,703,857.50 by means of the
issuance of 177,407,715 new ordinary shares having a
par value of one-half EUR [0.5] each and an issuance
premium to be determined by the Board of Directors
or, by delegation, the Executive Committee, in
accordance with the provisions of Section 159.1.c in
fine of the Companies Law, no later than on the date
of implementation of the resolution, for an amount
that in all events shall be between a minimum of EUR
7.56 and a maximum of EUR 8.25 per share, the new
shares shall be fully subscribed and paid up by means
 of in kind contributions consisting of ordinary
shares of the Sovereign Bancorp Inc., total
elimination of the pre-emptive rights held by the
shareholders and holders of convertible bonds and
express provision for the possibility of an

PROPOSAL #2.: Grant authority for the delivery of 100                      ISSUER          YES          FOR               FOR
 shares of the Bank to each employee of the Abbey
National Plc Group

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
interpret, rectify, supplement, execute and further
develop the resolutions adopted by the shareholders
at the General Meeting, as well as to delegate the
powers it receives from the shareholders acting at
the General Meeting, and grant powers to convert such
 resolutions into notarial instruments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of
Santander and consolidated group

PROPOSAL #2.: Approve the application of the 2008                          ISSUER          YES          FOR               FOR
result

PROPOSAL #3.1: Re-elect Mr. Matias Rodriguez as a                          ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #3.2: Re-elect Mr. Manuel Sotoserrano as a                        ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #3.3: Re-elect Mr. Guillermo De Ladehesa                          ISSUER          YES          FOR               FOR
Romero as a Board Member

PROPOSAL #3.4: Re-elect Mr. Abel Matutes Juan as a                         ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #4.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #6.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #7.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital in the next 3 years 1 or more time sup
to a maximum of 2,038,901,430.50 Euros

PROPOSAL #8.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital through the issue of new shares with 0,
 5 E nominal value charged to reserves and without
premium, delegation of powers to issue these shares
and to publish this agreement and listing of these
shares in the corresponding stock Exchanges Markets

PROPOSAL #9.: Authorize the Board to issue bonds,                          ISSUER          YES          FOR               FOR
promissory notes and other fixed income securities
excluding the preferent subscription right

PROPOSAL #10.1: Approve the incentive plan to long                         ISSUER          YES          FOR               FOR
term for the Banco Santander Employees

PROPOSAL #10.2: Approve the Incentive Plan for the                         ISSUER          YES          FOR               FOR
Abbey Employees

PROPOSAL #10.3: Grant authority to deliver 100 shares                      ISSUER          YES          FOR               FOR
 to each Employee of Sovereign

PROPOSAL #11.: Approve to delegate the powers to the                       ISSUER          YES          FOR               FOR
Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARCO NV
  TICKER:                N/A             CUSIP:     B0833F107
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation and discussion of the                           ISSUER          NO           N/A               N/A
annual report of the Board of Directors and the
report of the Statutory Auditor on I) the annual
accounts of Barco NV and II) the consolidated annual
accounts for the FYE 31 DEC 2008

PROPOSAL #2.: Approve the annual accounts of Barco NV                      ISSUER          NO           N/A               N/A
 for the FYE 31 DEC 2008 and the distribution of the
results and decides not to distribute a dividend

PROPOSAL #3.: Presentation of the consolidated annual                      ISSUER          NO           N/A               N/A
 accounts for the FYE 31 DEC 2008

PROPOSAL #4.: Grant discharge to each one of the                           ISSUER          NO           N/A               N/A
Directors for the execution of their mandate during
the FYE 31 DEC 2008

PROPOSAL #5.: Grant discharge to the Statutory                             ISSUER          NO           N/A               N/A
Auditor for the execution of its mandate during the
FYE 31 DEC 2008

PROPOSAL #6.A: Re-appoint the Independent Director                         ISSUER          NO           N/A               N/A
pursuant to Article 524.4 of the Belgian Code of
Companies of Mrs. Christina Von Wackerbarth
[16.12.1954] living at Transvaalstraat 39 AT B-2600
Antwerpen for a duration of 3 years as of the closing
 of this general meeting until the closing of the OGM
 of 2012

PROPOSAL #6.B: Re-appoint the Independent Director                         ISSUER          NO           N/A               N/A
pursuant to Article 524.4 of the Belgian Code of
Companies of Mr. Jan, P. Oosterveld [12.03.1944]
having the Dutch nationality, living at Javalaan 107
at 5631 DB Eindhoven, Nederland for a duration of 2
years as of the closing of this general meeting until
 the closing of the OGM of 2011

PROPOSAL #6.C: Appoint the Independent Director                            ISSUER          NO           N/A               N/A
pursuant to Article 524.4 of the Belgian Code of
Companies for a duration of 2 years as of the closing
 of this general meeting until the closing of the OGM
 of 2011: Dr. Ir. Vandeurzen Management firm NV [in
short VMFNV], RPR Leuven 0435.484.270, with
registered office at Jachthuislaan 19 AT B-3210
Linden, permanently represented by Mr. Urbain
Vandeurzen [06.05.1956] living at Jachthuislaan 19 AT
 B-3210 Linden

PROPOSAL #6.D: Approve, pursuant to Article 17 of the                      ISSUER          NO           N/A               N/A
 Articles of Association the general meeting sets the
 aggregate annual remuneration of the entire Board of
 Directors at 1.865.000 EUR for the year 2009, which
amount shall be apportioned amongst all the Members
of the Board according to the internal rules

PROPOSAL #7.: Approve the recommendation of the works                      ISSUER          NO           N/A               N/A
 council, to reappoint the Civil Company under the
legal form of a C.V. with limited liability Ernst and
 young the Auditors having its registered office at
De Klee Tlaan 2 AT B-1831 Diegem, permanently
represented by Mrs. Lieve Cornelis and Mr. Jan de
Luyck, Chartered Auditors, as the Statutory Auditor
of the Company for a duration of 3 as of the closing
of this general meeting until the closing of the OGM
of 2012, the total annual remuneration is determined

PROPOSAL #8.: Presentation and discussion on                               ISSUER          NO           N/A               N/A
Corporate Governance at Barco

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAYERISCHE MOTORENWERKE AG BMW, MUENCHEN
  TICKER:                N/A             CUSIP:     D12096109
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289(4) and 315(4) of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribution profit of EUR 197,129,532.24 as follows:
 payment of a dividend of EUR 0.30 per entitled
ordinary share payment of a dividend of EUR 0.32 per
entitled preferred share EUR 116,201.60 shall be
carried for ward Ex-dividend and payable date: 15 MAY
 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Director's

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY: KPMG AG, Berlin

PROPOSAL #6.1.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Franz M. Haniel

PROPOSAL #6.2.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Ms. Susanne Klatten

PROPOSAL #6.3.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Robert W. Lane

PROPOSAL #6.4.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Wolfgang Mayrhuber

PROPOSAL #6.5.: Elections to the Supervisory Board:                        ISSUER          YES        AGAINST           AGAINST
Prof. Dr.-Ing. Dr. h. c. Dr.-Ing. E. h. Joachim

PROPOSAL #6.6.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Stefan Quandt

PROPOSAL #6.7.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Dr. Juergen Strube

PROPOSAL #7.: Authorization to acquire own shares,                         ISSUER          YES          FOR               FOR
the Company shall be authorized to acquire own
ordinary or non-voting preferred shares of up to 10%
of its share capital at prices not deviating more
than 10% from the market price of the shares, on or
before 12 NOV 2010, the Board of Managing Director's
shall be authorized to retire the ordinary or non-
voting preferred shares and to offer non-voting
preferred shares of up to EUR 2,000,000 to employees
of the Company and its affiliates

PROPOSAL #8.: Amendment to Section 16(1)4 of the                           ISSUER          YES          FOR               FOR
Article of Association in accordance with the
implementation of the Shareholders, Rights Act [ARUG]
 in respect of the Board of Managing Director's being
 authorized to allow the audiovisual transmission of
the shareholders meeting

PROPOSAL #9.: Amendments to Section 13 of the Article                      ISSUER          YES          FOR               FOR
 of Association in respect of the provisions
concerning the Supervisory Board being adjusted, the
adjustments shall also include the authorization of
the Company to take out D+0 insurance policies for
Members of the Supervisory Board

PROPOSAL #10.: Resolution on the creation of                               ISSUER          YES          FOR               FOR
authorized capital and the correspondent amendment to
 the Article of Association, the Board of Managing
Director's shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 5,000,000 through the issue of new non-
voting preferred shares to employees of the Company
and its affiliates, on or before 13 MAY 2014

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BG GROUP PLC
  TICKER:                N/A             CUSIP:     G1245Z108
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and the                            ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare the dividend                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Sir David Manning                                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Martin Houston                                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Sir. Robert Wilson                                  ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Frank Chapman                                   ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Ashley Almanza                                  ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. Jurgen Dormann                                  ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint the Auditors                                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #12.: Approve the political donations                             ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #14.: Grant authority to allot shares                             ISSUER          YES          FOR               FOR

PROPOSAL #S.15: Approve the disapplication of the                          ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #S.16: Grant authority to make market                             ISSUER          YES          FOR               FOR
purchases of own ordinary shares

PROPOSAL #S.17: Amend the existing Articles of                             ISSUER          YES          FOR               FOR
Association

PROPOSAL #S.18: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR

PROPOSAL #S.19: Approve the notice periods for the                         ISSUER          YES          FOR               FOR
general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BHP BILLITON PLC
  TICKER:                N/A             CUSIP:     G10877101
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for BHP Billiton Plc

PROPOSAL #2.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for BHP Billiton Limited

PROPOSAL #3.: Re-elect Mr. Paul Anderson as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #4.: Re-elect Mr. Paul Anderson as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #5.: Re-elect Mr. Don Argus as a Director of                      ISSUER          YES          FOR               FOR
 BHP Billiton Plc

PROPOSAL #6.: Re-elect Mr. Don Argus as a Director of                      ISSUER          YES          FOR               FOR
 BHP Billiton Limited

PROPOSAL #7.: Re-elect Dr. John Buchanan as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #8.: Re-elect Dr. John Buchanan as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #9.: Re-elect Mr. David Crawford as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #10.: Re-elect Mr. David Crawford as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #11.: Re-elect Mr. Jacques Nasser as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #12.: Re-elect Mr. Jacques Nasser as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #13.: Re-elect Dr. John Schubert as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #14.: Re-elect Dr. John Schubert as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #15.: Elect Mr. Alan Boeckmann as a Director                      ISSUER          YES          FOR               FOR
 of BHP Billiton Plc

PROPOSAL #16.: Elect Mr. Alan Boeckmann as a Director                      ISSUER          YES          FOR               FOR
 of BHP Billiton Limited

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: elect Mr. Stephen Mayne as a Director of
BHP Billiton Plc

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: elect Mr. Stephen Mayne as a Director of
BHP Billiton Limited

PROPOSAL #19.: Elect Dr. David Morgan as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Plc

PROPOSAL #20.: Elect Dr. David Morgan as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Limited

PROPOSAL #21.: Elect Mr. Keith Rumble as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Plc

PROPOSAL #22.: Elect Mr. Keith Rumble as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Limited

PROPOSAL #23.: Re-appoint KPMG Audit Plc as the                            ISSUER          YES          FOR               FOR
Auditors of BHP Billiton Plc and authorize the Board
to determine their remuneration

PROPOSAL #24.: Grant authority to the issue of equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities with pre-emptive rights
up to aggregate nominal amount of USD 277,983,328

PROPOSAL #S.25: Grant authority to the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of USD

PROPOSAL #S.26: Authorize 223,112,120 BHP Billiton                         ISSUER          YES          FOR               FOR
Plc ordinary shares for market purchase

PROPOSAL #S27.1: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 30 APR 2009

PROPOSAL #S27.2: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 29 MAY 2009

PROPOSAL #S27.3: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 15 JUN 2009

PROPOSAL #S27.4: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 31 JUL 2009

PROPOSAL #S27.5: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 15 SEP 2009

PROPOSAL #S27.6: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 30 NOV 2009

PROPOSAL #28.: Approve the remuneration report for                         ISSUER          YES          FOR               FOR
the YE 30 JUN 2008

PROPOSAL #29.: Amend BHP Billiton Plc Group Incentive                      ISSUER          YES          FOR               FOR
 Scheme to BHP Billiton Limited Group Incentive Scheme

PROPOSAL #30.: Approve the grant of deferred shares                        ISSUER          YES          FOR               FOR
and options under the BHP Billiton Limited Group
Incentive Scheme and the grant of performance shares
under the BHP Billiton Limited Long Term Incentive
Plan to the Executive Director, Mr. Marius J Kloppers
 as specified

PROPOSAL #31.: Approve, for all purposes, to increase                      ISSUER          YES          FOR               FOR
 maximum aggregate remuneration paid by BHP Billiton
Limited to all Non-Executive Directors together with
the remuneration paid to those Non- Executive
Directors by BHP Billiton Plc from USD 3,000,000 to
USD 3,800,000, including for the purposes of Article
76 of the Articles of Association of BHP Billion Plc

PROPOSAL #32.: Approve, for all purposes, to increase                      ISSUER          YES          FOR               FOR
 maximum aggregate remuneration paid by BHP Billiton
Limited to all Non-Executive Directors together with
the remuneration paid to those Non- Executive
Directors by BHP Billiton Plc from USD 3,000,000 to
USD 3,800,000, including for the purposes of Rule 76
of the Constitution of BHP Billion Limited and asx
listing rule 10.17

PROPOSAL #S.33: Amend the article of association of                        ISSUER          YES          FOR               FOR
BHP Billiton Plc, with effect from the close of the
2008 AGM of BHP Billiton Limited, as specified

PROPOSAL #S.34: Amend the Constitution of BHP                              ISSUER          YES          FOR               FOR
Billiton Limited, with the effect from the close the
2008 AGM of BHP Billiton Limited, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BM&F BOVESPA SA
  TICKER:                N/A             CUSIP:     P73232103
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger proposal by Bmef                          ISSUER          YES          FOR               FOR
Bovespa, of its subsidiaries Bolsa De Valores De Sao
Paulo S.A. Bvsp, a Company with its headquarters in
the city of Sao Paulo, state of Sao Paulo, at Rua XV
De Novembro, 275, with corporate taxpayer id number
CNPJ/MF 08695953000123 novab vsp, and companhia
brasileira de liquidacao e custodia, a Company with
its headquarters in the city of Sao Paulo, state of
Sao Paulo, at Rua XV de novembro, 275, with corporate
 taxpayer id number CNPJ/MF 60777661000150, cblc and,
 together with nova bvsp, merged Companies, in
accordance with the terms and conditions established
in the protocol and justification of merger signed by
 the administrators of Bmef Bovespa and the merged
Companies on 21 OCT 2008 protocol

PROPOSAL #2.: Ratify the appointment of                                    ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as Independent Auditors with
corporate taxpayer id number CNPJ/MF 615621120001 20,
 as the specialized Company responsible for the
valuation of the net worth of the merged Companies,
to be merged into Bmef Bovespa at their respective
book values, and for the preparation of the
corresponding valuation reports

PROPOSAL #3.: Approve the valuation reports                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Ratify the vote cast at the general                          ISSUER          YES          FOR               FOR
meetings of Nova Bvsp and Cblc in regard to the merger

PROPOSAL #5.: Approve the confirmation of a Member of                      ISSUER          YES          FOR               FOR
 the Board of Directors appointed in the manner
described in the Article 150 of Law number 6404/76

PROPOSAL #6.: Authorize the administrators of Bmef                         ISSUER          YES          FOR               FOR
Bovespa to do all the acts necessary for the
implementation and formalization of the merger

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU
  TICKER:                N/A             CUSIP:     P73232103
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine, discuss and vote                         ISSUER          YES          FOR               FOR
the financial statements relating to FYE 31 DEC 2008

PROPOSAL #2.: Approve the destination of the YE                            ISSUER          YES          FOR               FOR
results of 2008

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Director's

PROPOSAL #4.: Approve to set the Board of Directors                        ISSUER          YES          FOR               FOR
and the Director's remuneration from the FY 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU
  TICKER:                N/A             CUSIP:     P73232103
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the way the Corporate name of the                      ISSUER          YES          FOR               FOR
 Company is written, with the expressions BMEF and Bo
 Vespa being written together, amendment of Article 1
 of the Bylaws

PROPOSAL #2.: Approve to update the statement of the                       ISSUER          YES          FOR               FOR
share capital and of the number of shares issued by
the Company, in accordance with the resolution of the
 Board of Directors in a meeting on 19 AUG 2008,
amendment of Article 5 of the Bylaws

PROPOSAL #3.: Approve to exclude the reference made                        ISSUER          YES          FOR               FOR
in Article 16, line G, to Bolsa DE Valores DE Sao
Paulo S.A. Bovespa because of the merger that took
place on 28 NOV 2008

PROPOSAL #4.: Approve to eliminate the requirement                         ISSUER          YES          FOR               FOR
for guiding the votes to be cast by the general
meeting of the Company in the Companies or
Associations in which it has an interest, deletion of

PROPOSAL #5.: Amend the requirement under which a                          ISSUER          YES          FOR               FOR
Member of the Board of Directors is considered to be
Independent as provided for in line B, Paragraph 6,
of Article 22, adjusting to 5% the maximum share
ownership interest in the Company

PROPOSAL #6.: Amend the Article 23 and its Paragraphs                      ISSUER          YES          FOR               FOR
 to provide that the governance and Nomination
Committee must advise the Board of Directors in
nominating names to join that body

PROPOSAL #7.: Approve to provide that the Chairperson                      ISSUER          YES          FOR               FOR
 may be called on to absent him or herself fro m the
meetings of the Board of Directors, amendment to
Paragraph 8 of Article 26

PROPOSAL #8.: Amend Article 27 to provide that the                         ISSUER          YES          FOR               FOR
appointment of a substitute, in the case of a vacancy
 in the position of a Member of the Board of
Directors, made by the remaining Members of the Board
 of Directors itself, will be subject to the advice
of the governance and Nomination Committee

PROPOSAL #9.: Approve to correct the typographical                         ISSUER          YES          FOR               FOR
error in Article 29, a line O of Chapteri Article 3,
to Article 3

PROPOSAL #10.: Approve to provide, in Article 29,                          ISSUER          YES          FOR               FOR
line U, for the possibility of the instatement, by
the Board of Directors, of working Groups to deal
with specific matters

PROPOSAL #11.: Approve to extinguish the Rules and                         ISSUER          YES          FOR               FOR
Regulatory Policies Committee, with amendments to
Articles 35 and 49

PROPOSAL #12.: Approve to adjust the manner of                             ISSUER          YES          FOR               FOR
replacing the Chairperson in case of absence,
impediment or leaving office Article 39

PROPOSAL #13.: Approve to change the names of the                          ISSUER          YES          FOR               FOR
Governance Committee, which will come to be called
the governance and Nomination Committee, and of the
Nomination and Compensation Committee , which will
come to be called the Compensation Committee, and
amend Article 45, lines B and C

PROPOSAL #14.: Approve to change the rules for the                         ISSUER          YES          FOR               FOR
composition, election process, term in office and
authority of the Audit Committee, of the governance
and Nomination Committee amendments to Articles 46,
47, 49 and 50

PROPOSAL #15.: Approve the exclusion of the                                ISSUER          YES          FOR               FOR
transitory provisions contained in Articles 81 to 85
of the Corporate Bylaws, the application of which was
 Limited to the period for the integration of the

PROPOSAL #16.: Approve to consolidate the Corporate                        ISSUER          YES          FOR               FOR
Bylaws to reflect the amendments mentioned above

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRAMBLES LTD, SYDNEY NSW
  TICKER:                N/A             CUSIP:     Q6634U106
  MEETING DATE:          11/25/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report,                                ISSUER          YES          FOR               FOR
Directors' report and Auditors' report for Brambles
for the YE 30 JUN 2008

PROPOSAL #2.: Adopt the remuneration report for                            ISSUER          YES          FOR               FOR
Brambles for the YE 30 JUN 2008

PROPOSAL #3.: Elect Ms. Mary Elizabeth Doherty as a                        ISSUER          YES          FOR               FOR
Director to the Board of Brambles

PROPOSAL #4.: Re-elect Mr. Anthony Grant Froggatt as                       ISSUER          YES          FOR               FOR
a Director to the Board of Brambles, who retires by
rotation

PROPOSAL #5.: Re-elect Mr. David Peter Gosnell as a                        ISSUER          YES          FOR               FOR
Director to the Board of Brambles, who retires by
rotation

PROPOSAL #6.: Re-elect Mr. Michael Francis Ihlein as                       ISSUER          YES          FOR               FOR
a Director to the Board to Brambles, who retires by
rotation

PROPOSAL #7.: Approve the Brambles Myshare plan, for                       ISSUER          YES          FOR               FOR
all purposes, including for the purpose of Australian
 Securities Exchange Listing Rule 7.2 exception 9,
the principal terms of which are as specified, and
the issue of shares under that plan

PROPOSAL #8.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
for the purpose of Australian Securities Exchange
Listing Rule 10.14, the participation by Mr. Michael
Francis Ihlein until 25 NOV 2011 in the Brambles
Myshare Plan in the manner as specified

PROPOSAL #9.: Approve, for all the purposes,                               ISSUER          YES          FOR               FOR
including for the purpose of Australian Securities
Exchange Listing Rule 10.14, the participation by Ms.
 Mary Elizabeth Doherty until 25 NOV 2011 in the
Brambles Myshare Plan in the manner as specified

PROPOSAL #10.: Approve, for all purposes including                         ISSUER          YES          FOR               FOR
for the purpose of Australian Securities Exchange
Listing Rule 7.2 exception 9, the Brambles 2006
performance share plan, as amended in the manner as
specified [the Amended Performance Share Plan] and
the issue of shares under the Amended Performance

PROPOSAL #11.: Approve, for all the purposes,                              ISSUER          YES          FOR               FOR
including for the purpose of Australian Securities
Exchange Listing Rule 10.14, the participation by Mr.
 Michael Francis Ihlein until 25 NOV 2011 in the
Amended Performance Share Plan in the manner as
specified

PROPOSAL #12.: Approve, for all the purposes,                              ISSUER          YES          FOR               FOR
including for the purpose of Australian Securities
Exchange Listing Rule 10.14, Ms. Mary Elizabeth
Doherty until 25 NOV 2011 in the Amended Performance
Share Plan in the manner as specified

PROPOSAL #S.13: Amend the Brambles Constitution as                         ISSUER          YES          FOR               FOR
specified

PROPOSAL #14.: Authorize the Brambles to conduct on                        ISSUER          YES          FOR               FOR
market buy backs of its shares in the 12 month period
 following the approval of this resolution, provided
that the total number of shares bought back on
market, during that period does not exceed
138,369,968, being 10% of the total shares on issue
Brambles as at 08 SEP 2008 and the purchase price
under any such on market buy back does not exceed the
 maximum set by Australian Securities Exchange

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH AMERN TOB PLC
  TICKER:                N/A             CUSIP:     G1510J102
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the receipt of the 2008 report                         ISSUER          YES          FOR               FOR
and accounts

PROPOSAL #2.: Approve the 2008 remuneration report                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a final dividend for 2008                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
Auditors remuneration

PROPOSAL #6.1: Re-appoint Mr. Paul Adams as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Re-appoint Mr. Jan Du Plessis as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.3: Re-appoint Mr. Robert Lerwill as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.4: Re-appoint Sir Nicholas Scheele as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint Mr. Gerry Murphy as a                             ISSUER          YES          FOR               FOR
Director since the last AGM

PROPOSAL #8.: Approve to renew the Directors                               ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #S.9: Approve to renew the Directors                              ISSUER          YES          FOR               FOR
authority to disapply pre-emption rights

PROPOSAL #S.10: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #11.: Grant authority to make donations to                        ISSUER          YES          FOR               FOR
political organizations and to incur political
expenditure

PROPOSAL #S.12: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

PROPOSAL #S.13: Adopt the new Article of Associations                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUNZL PLC
  TICKER:                N/A             CUSIP:     G16968110
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consideration of accounts                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. A. J. Habgood as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint Mr. B. M. May as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Mr. C. A. Banks as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Mr. P. W. Johnson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint and remuneration of the                           ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #8.: Receive the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the Scrip Dividend Scheme                            ISSUER          YES          FOR               FOR

PROPOSAL #10.: Grant authority to allot unissued                           ISSUER          YES          FOR               FOR
shares
PROPOSAL #S.11: Grant authority to allot shares for                        ISSUER          YES          FOR               FOR
cash

PROPOSAL #S.12: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.13: Approve the notice of general meetings                     ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #15.: Approve electronic communications                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAIRN ENERGY PLC
  TICKER:                N/A             CUSIP:     G17528236
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report contained in reports and accounts

PROPOSAL #3.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #4.: Appoint Mr. Lain McLaren as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint Dr. James Buckee as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Todd Hunt as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Dr. Mike Watts as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Phil Tracy as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. Hamish Grossart as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #10.: Authorize the Company to allot                              ISSUER          YES          FOR               FOR
relevant securities pursuant to Section 80 of the
Companies Act 1985

PROPOSAL #S.11: Authorize the Company to allot equity                      ISSUER          YES          FOR               FOR
 securities or sell treasury shares pursuant to
Section 95 of the Companies Act 1985

PROPOSAL #S.12: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of the ordinary share capital of the Company

PROPOSAL #S.13: Authorize the Company to hold EGM on                       ISSUER          YES          FOR               FOR
14 clear days notice

PROPOSAL #14.: Adopt the Cairn Energy PLC Long Term                        ISSUER          YES          FOR               FOR
Incentive Plan 2009

PROPOSAL #15.: Adopt the Cairn Energy PLC approved                         ISSUER          YES          FOR               FOR
Share Option Plan 2009

PROPOSAL #16.: Adopt the Cairn Energy PLC unapproved                       ISSUER          YES          FOR               FOR
Share Option Plan 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAMECO CORP
  TICKER:                N/A             CUSIP:     13321L108
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge that the undersigned hereby                      ISSUER          YES        ABSTAIN           AGAINST
 declares that the shares represented by this voting
instruction form are held, beneficially owned or
controlled, either directly or indirectly, by a
resident of Canada as defined on the voting
instruction form; if the shares are held in the names
 of two or more people, I hereby declare of these
people are residents of Canada

PROPOSAL #2.1: Elect Mr. John H. Clappison as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.2: Elect Mr. Joe F. Colvin as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Elect Mr. James R. Curtiss as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.4: Elect Mr. George S. Dembroski as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.5: Elect Mr. Donald H.F. Deranger as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.6: Elect Mr. James K. Gowans as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Elect Mr. Gerald W. Grandey as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.8: Elect Mr. Nancy E. Hopkins as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.9: Elect Mr. Oyvind Hushovd as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Elect Mr. J.W. George Ivany as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.11: Elect Ms. A. Anne McLellan as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.12: Elect Mr. A. Neil McMillan as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.13: Elect Mr. Robert W. Peterson as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.14: Elect Mr. Victor J. Zaleschuk as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.: Appoint KPMG LLP as the Auditors                             ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CANON INC.
  TICKER:                N/A             CUSIP:     J05124144
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions, Approve Minor Revisions Related to the
Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.22: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.23: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.24: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.25: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Corporate Auditors

PROPOSAL #5: Approve Payment of Bonuses to Corporate                       ISSUER          YES          FOR               FOR
Officers

PROPOSAL #6: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Options, and Authorize Use of Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAPITA GROUP
  TICKER:                N/A             CUSIP:     G1846J115
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the final accounts and the                           ISSUER          YES          FOR               FOR
reports of the Directors and the Auditors

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #3.: Declare a final dividend of 9.6p per                         ISSUER          YES          FOR               FOR
ordinary share of the Company

PROPOSAL #4.: Re-elect Mr. Eric Walters as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Gordon Hurst as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Elect Ms. Maggi Bell as a Director                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #8.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Ernst and Young LLP

PROPOSAL #9.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR
 pursuant to Section 80(1) of the Companies Act 1985

PROPOSAL #S.10: Approve to disapply statutory pre-                         ISSUER          YES          FOR               FOR
emption rights pursuant to Section 95 of the
Companies Act 1985

PROPOSAL #S.11: Approve to renew the Company's                             ISSUER          YES          FOR               FOR
authority to make market purchases of its own
ordinary shares

PROPOSAL #S.12: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #S.13: Approve the notice for the general                         ISSUER          YES          FOR               FOR
meetings be not less than 14 clear days

PROPOSAL #S.14: Approve the change of the Company                          ISSUER          YES          FOR               FOR
name to Capita Plc

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CELESIO AG, STUTTGART
  TICKER:                N/A             CUSIP:     D1497R112
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisor board, the group financial
statements, the group annual report, and the reports
pursuant to sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribute profit of EUR 81,648,000 as follows:
payment of a dividend of EUR 0.48 per no-par share
ex-div. and payable date: 11 MAY 2009

PROPOSAL #3.: Ratify the Acts of the Board of                              ISSUER          YES          FOR               FOR
Managing Directors

PROPOSAL #4.: Ratify the acts of the Supervisor Board                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint the Auditors for the 2009 FY:                        ISSUER          YES          FOR               FOR
Ernst + Young AG, Stuttgart

PROPOSAL #6.: Authorize to acquire own shares the                          ISSUER          YES          FOR               FOR
Company shall be authorized to acquire own shares of
up to 10% of its share capital, at a price differing
neither more than 10% from the market price of the
shares if they are acquired through the stock
exchange, nor more than 20% if they are acquired by
way of a repurchase offer, on or before 7 NOV 2010;
the Board of Managing Directors shall be authorized
to sell the shares on the stock exchange or to offer
them to all shareholders, to use the shares for
acquisition purposes, to retire the shares, to
dispose of the shares in a manner other than the
stock exchange or an offer to all shareholders if the
 shares are sold at a price not materially below
their market price, and to use the shares for
satisfying option or conversion rights

PROPOSAL #7.: Resolution on the creation of authorize                      ISSUER          YES        AGAINST           AGAINST
 the capital and the correspondent amendment to the
Articles of Association; the Board of Managing
Directors shall be authorized, with the consent of
the supervisor board, to increase the share capital
by up to EUR 65,318,400 through the issue of new
registered no-par shares against contributions in
cash and/or kind, on or before 30 APR 2014
[authorized capital 2009] shareholders shall be
granted subscription rights for a capital increase
against payment in cash nevertheless, shareholders'
subscription rights may be excluded for residual
amounts, for the granting of such rights to
bondholders, for a capital increase of up to 10% of
the share capital if the shares are issued at a price
 not materially below their market price, and for a
capital increase against payment in kind

PROPOSAL #8.: Resolution o the authorization to issue                      ISSUER          YES        AGAINST           AGAINST
 convertible and/or warrant bonds the creation of
contingent capital, and the correspondent amendment
to the Articles of Association the existing
authorization to issue convent and/or warrant bonds
conferring convent and/or option rights for shares of
 the company shall be revoked the board of Managing
Directors shall be authorized, with the consent of
the supervisor board, to issue bearer bonds of up to
EUR 500,000,000, conferring convent and/or option
rights for shares of the Company, on or before 07 MAY
 2014 shareholders shall be granted subscription
rights except for residual amounts, for the is-sue of
 bonds to holders of option and/or conversion rights
for shares of the company, and for the issue of bonds
 conferring convent and/or option rights for shares
of the company of up to 10% of the share capital at a
 price not materially below their theatrical market
value the Company's share capital shall be increased
accordingly by up to EUR 21,772,800 through the issue
 of up to 17,010,000 new registered no-par shares,
insofar as convenes and/or option rights are
exercised [contingent capital 2009]

PROPOSAL #9.: Elect Mr. W.M. Henning Rehder to the                         ISSUER          YES          FOR               FOR
Supervisory Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRAL JAPAN RAILWAY COMPANY
  TICKER:                N/A             CUSIP:     J05523105
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3: Appoint a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHAODA MODERN AGRICULTURE  HLDGS LTD
  TICKER:                N/A             CUSIP:     G2046Q107
  MEETING DATE:          12/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the FYE 30 JUN 2008

PROPOSAL #2.: Approve the final dividend for the FYE                       ISSUER          YES          FOR               FOR
30 JUN 2008

PROPOSAL #3.A: Re-elect Mr. Fong Jao as an Executive                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.B: Re-elect Mr. Chen Jun Hua as an                             ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.C: Re-elect Mr. Chan Chi Po, Andy as an                        ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.D: Re-elect Professor Lin Shun Quan as an                      ISSUER          YES        AGAINST           AGAINST
 Independent Non-Executive Director of the Company

PROPOSAL #3.E: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company [the Directors] to fix the remuneration
of the Directors'

PROPOSAL #4.: Re-appoint Grant Thornton as the                             ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #5.A: Approve, conditional upon the Listing                       ISSUER          YES          FOR               FOR
Committee of the Stock Exchange of Hong Kong Limited
[the 'Stock Exchange'] granting the listing of, and
permission to deal in, the Bonus Shares [as defined
below] to be issued pursuant to this resolution, an
amount of approximately HKD 9,739,872.10 standing to
the credit of the share premium account of the
Company capitalized in accordance with Article 142 of
 the Articles of Association of the Company and
authorize the Directors to apply such amount in
paying up in full at par 97,398,721 new ordinary
shares of HKD 0.10 each in the capital of the Company
 [the 'Bonus Shares'] to be allotted, issued and
distributed, credited as fully paid, to the Members
of the Company whose names appear on the register of
the Members of the Company at the close of business
on 10 DEC 2008 on the basis of one Bonus Share for
every 25 existing issued shares of the Company held
[the 'Bonus Issue']; the Bonus Shares shall rank pari
 passu in all respects with the then existing issued
shares of the Company except that they will not be
entitled to participate in any dividend declared or
recommended by the Company in respect of the FYE 30
JUN 2008; no fractional Bonus Shares shall be
allotted to Members of the Company and fractional
entitlements [if any] will be aggregated and sold for
 the benefit of the Company; and to do all acts and
things as may be necessary and expedient in
connection with or to give effect to the Bonus Issue
including but not limited to the issue of the Bonus
Shares, adjusting the amount to be capitalized out of
 the share premium account of the Company and
adjusting the number of the Bonus Shares to be

PROPOSAL #5.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to purchase, or otherwise acquire shares of HKD 0.10
 each in the capital of the Company on The Stock
Exchange or on any other stock exchange on which the
shares of the Company may be listed and recognized by
 the Securities and Futures Commission of Hong Kong
and the Stock Exchange for this purpose, subject to
and in accordance with all applicable laws and
requirements of the Rules Governing the Listing of
Securities on The Stock Exchange [as amended from
time to time], not exceeding 10% of the aggregate
nominal amount of the issued share capital of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable laws to

PROPOSAL #5.C: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares in
the capital of the Company and make or grant offers,
agreements, options [including bonds, warrants and
debentures convertible into shares of the Company]
and rights of exchange or conversion which might
require the exercise of such powers during and after
the end of the relevant period, shall not exceed 20%
of the aggregate amount of share capital of the
Company in issue as at the date of passing this
resolution, and otherwise than pursuant to: a) a
rights issue [as defined below]; or b) the exercise
of options under any share option scheme or similar
arrangement for the time being adopted for the grant
or issue to option holders of shares in the Company;
or c) the exercise of any rights of conversion under
any convertible bonds, debentures or notes issued by
the Company; or d) the exercise of the subscription
rights attaching to any warrants which may be issued
by the Company; and/or e) the issue of bonus shares
pursuant to the passing of the resolution in No.5(A)
and/or any scrip dividend and/or other similar
arrangement provided for the allotment of shares in
lieu of the whole or part of a dividend on shares of
the Company in accordance with the Articles of
Association of the Company from time to time;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the

PROPOSAL #5.D: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 5.B and 5.C, to extend the general
mandate granted to the Directors of the Company to
allot, issue and otherwise deal with the shares of
the Company pursuant to Resolution 5.C by the
addition thereto of an amount representing the
aggregate nominal amount of the shares of the Company
 purchased or otherwise acquired by the Company
pursuant to Resolution 5.B, provided that such amount
 does not exceed 10% of the aggregate nominal amount
of the issued share capital of the Company at the
date of passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHAODA MODERN AGRICULTURE (HOLDINGS) LTD
  TICKER:                N/A             CUSIP:     G2046Q107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to enter into the organic                            ISSUER          YES          FOR               FOR
fertilizers supply agreement dated 15 MAY 2009 made
between Fuzhou Chaoda Modern Agriculture Development
Company Limited and Fujian Chaoda Agricultural
Produce Trading Company Limited [the 2009 Agreement,
as specified]; the proposed transactions [as
specified] subject to the proposed annual caps [as
specified]; the proposed annual caps [as specified];
authorize the Directors of the Company [the
Directors] from time to time to approve and/or to
enter into, on behalf of the Company, any matter or
transactions at any time relating to or under the
2009 Agreement subject to the proposed annual caps
[as specified]; and authorize each of the Directors
to sign, seal, execute, perfect and deliver all such
documents, undertakings and deeds or to do anything
on behalf of the Company which he or she may consider
 necessary, desirable or expedient for the purposes
of or in connection with, the implementation of the
2009 Agreement, the proposed transactions [as
specified] and/or the proposed annual caps [as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA CONSTR BK CORP
  TICKER:                N/A             CUSIP:     Y1397N101
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 report of the Board of                      ISSUER          YES          FOR               FOR
 Directors of the Bank

PROPOSAL #2.: Approve the 2008 report of the Board of                      ISSUER          YES          FOR               FOR
 Supervisors of the Bank

PROPOSAL #3.: Approve the Bank's 2008 final financial                      ISSUER          YES          FOR               FOR
 accounts

PROPOSAL #4.: Approve the 2009 fixed assets                                ISSUER          YES          FOR               FOR
investment budget of the Bank

PROPOSAL #5.: Approve the Bank's Profit Distribution                       ISSUER          YES          FOR               FOR
Plan for the second half of 2008

PROPOSAL #6.: Approve the 2008 final Emoluments                            ISSUER          YES          FOR               FOR
Distribution Plan for the Directors and the

PROPOSAL #7.: Appoint the Auditors of the Bank for                         ISSUER          YES          FOR               FOR
2009
PROPOSAL #8.: Appoint Mr. Chen Zuofu as an Executive                       ISSUER          YES          FOR               FOR
Director of the Bank

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA CONSTRUCTION BANK CORPORATION
  TICKER:                N/A             CUSIP:     Y1397N101
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to issue certain subordinated                       ISSUER          YES        AGAINST           AGAINST
bonds on the specified terms and conditions, subject
to approvals by the EGM, China Banking Regulatory
Commission and the People's Bank of China; and
authorize the Board of Directors, or sub-authorize
the Senior Management, to deal with specific matters
in relation to the issuance of the subordinated bonds

PROPOSAL #2.: Approve to supply corporate                                  ISSUER          YES          FOR               FOR
communications to the holders of H-shares by means of
 the Bank's own website

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MOBILE LTD
  TICKER:                N/A             CUSIP:     Y14965100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors of the Company and its subsidiaries for the

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.1: Re-elect Mr. Wang Jianzhou as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.2: Re-elect Mr. Zhang Chunjiang as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.3: Re-elect Mr. Sha Yuejia as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. Liu Aili as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Re-elect Mr. Xu Long as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Re-elect Mr. Moses Cheng Mo Chi as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.7: Re-elect Mr. Nicholas Jonathan Read as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #4.: Re-appoint Messrs. KPMG as the Auditors                      ISSUER          YES          FOR               FOR
 and to authorize the Directors to fix their
remuneration

PROPOSAL #5.: Authorize the Directors during the                           ISSUER          YES          FOR               FOR
relevant period of all the powers of the Company to
purchase shares of HKD 0.10 each in the capital of
the Company including any form of depositary receipt
representing the right to receive such shares
[Shares]; and the aggregate nominal amount of shares
which may be purchased on The Stock Exchange of Hong
Kong Limited or any other stock exchange on which
securities of the Company may be listed and which is
recognized for this purpose by the Securities and
Futures Commission of Hong Kong and The Stock
Exchange of Hong Kong Limited shall not exceed or
represent more than 10% of the aggregate nominal
amount of the share capital of the Company in issue
at the date of passing this resolution, and the said
approval shall be limited accordingly; [Authority
expires earlier at the conclusion of the next AGM of
the meeting or the expiration of period within which
the next AGM of the Company is required by law to be

PROPOSAL #6.: Authorize the Directors to exercise                          ISSUER          YES        AGAINST           AGAINST
full powers of the Company to allot, issue and deal
with additional shares in the Company [including the
making and granting of offers, agreements and options
 which might require shares to be allotted, whether
during the continuance of such mandate or thereafter]
 provided that, otherwise than pursuant to (i) a
rights issue where shares are offered to shareholders
 on a fixed record date in proportion to their then
holdings of shares; (ii) the exercise of options
granted under any share option scheme adopted by the
Company; (iii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend in accordance
 with the Articles of Association of the Company, the
 aggregate nominal amount of the shares allotted
shall not exceed the aggregate of: (a) 20% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing this
resolution, plus (b) [if the Directors are so
authorized by a separate ordinary resolution of the
shareholders of the Company] the nominal amount of
the share capital of the Company repurchased by the
Company subsequent to the passing of this resolution
[up to a maximum equivalent to 10% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this Resolution];
[Authority expires earlier at the conclusion of the
next AGM of the meeting or the expiration of period
within which the next AGM of the Company is required

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to exercise the powers of the Company referred to in
the resolution as specified in item 6 in the notice
of this meeting in respect of the share capital of
the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA OVERSEAS LD & INVT LTD
  TICKER:                N/A             CUSIP:     Y15004107
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the CSCECL Group Engagement                          ISSUER          YES          FOR               FOR
Agreement and the transactions contemplated
thereunder and the implementation thereof; the CSCECL
 Construction Engagement Cap  for the period between
01 JUN 2009 and 31 MAY 2012; and authorize any one
Director of the Company for and on behalf of the
Company to execute all such other documents,
instruments and agreements and to do all such acts or
 things deemed by him to be incidental to, ancillary
to or in connection with the matters contemplated in
the CSCECL Group Engagement Agreement and the
transactions contemplated thereunder including the
affixing of Common Seal thereon

PROPOSAL #2.: Approve the CSC Group Engagement                             ISSUER          YES          FOR               FOR
Agreement and the transactions contemplated
thereunder and the implementation thereof; the CSC
Construction Engagement Cap  for the period between
01 JUL 2009 and 30 JUN 2012; and authorize any one
Director of the Company and on behalf of the Company
to execute all such other documents, instruments and
agreements and to do all such acts or things deemed
by him to be incidental to, ancillary to or in
connection with the matters contemplated in the CSC
Group Engagement Agreement and the transactions
contemplated thereunder including the affixing of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA OVERSEAS LD & INVT LTD
  TICKER:                N/A             CUSIP:     Y15004107
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.a: Re-elect Mr. Chen Bin as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.b: Re-elect Mr. Zhu Yijian as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.c: Re-elect Mr. Luo Liang as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.d: Re-elect Dr. Li Kwok Po, David as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #2.e: Re-elect Dr. Fan Hsu Lai Tai, Rita as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.: Authorize the Board to fix the                               ISSUER          YES          FOR               FOR
remuneration of the Directors

PROPOSAL #4.: Declare of a final dividend for the YE                       ISSUER          YES          FOR               FOR
31 DEC 2008 of HKD 7 cents per share

PROPOSAL #5.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors and authorize the Board to fix their
remuneration

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this Resolution, to purchase shares in
the capital of the Company during the relevant
period, on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or any other stock exchange
recognized for this purpose by the Securities and
Futures Commission of Hong Kong and the Stock
Exchange under the Hong Kong Code on Share
Repurchases, not exceeding 10% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of passing this Resolution;
[Authority expires at the conclusion of the next AGM
of the Company or the expiration of the period within
 which the next AGM of the Company is required by the
 Articles of Association of the Company and/or the
Companies Ordinance [Chapter 32 of the Laws of Hong

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this Resolution, pursuant to Section 57B
of the Companies Ordinance [Chapter 32 of the Laws of
 Hong Kong] to allot, issue and deal with additional
shares in the capital of the Company and to make or
grant offers, agreements, options and rights of
exchange during the relevant period, not exceeding
the aggregate of a) 20% of the share capital of the
Company; and b) the nominal amount of share capital
repurchased [up to 10% of the aggregate nominal
amount of the share capital], otherwise than pursuant
 to i) a rights issue; or ii) the exercise of
subscription or conversion rights under the terms of
any bonds or securities which are convertible into
shares of the Company; or iii) any option scheme or
similar arrangement for the time being adopted for
the grant or issue to Directors and/or employees of
the Company and/or any of its subsidiaries of shares
or rights to acquire shares of the Company; or iv)
any scrip dividend or similar arrangement providing
for the allotment of shares in lieu of the whole or
part of a dividend on shares of the Company in
accordance with the Articles of Association of the
Company; [Authority expires the earlier of the
conclusion of the next AGM or the expiration of the
period within which the next AGM is to be held by
Articles of Association and/or Companies Ordinance
[Chapter 32 of the Laws of Hong Kong] to be held]

PROPOSAL #8.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of the Resolutions 6 and 7, to extend the general
mandate granted to the Directors of the Company
pursuant to the Resolution 7, by an amount
representing the aggregate nominal amount of share
capital of the Company purchased by the Company under
 the authority granted pursuant to the Resolution 6,
provided that such amount shall not exceed 10% of the
 aggregate nominal amount of the issued share capital
 of the Company as at the date of passing this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA RES ENTERPRISE LTD
  TICKER:                N/A             CUSIP:     Y15037107
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the Directors' report and
the Independent Auditor's report for the YE 31 DEC

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.a: Re-elect Mr. Qiao Shibo as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Re-elect Mr. Chen Lang as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Re-elect Mr. Wang Qun as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.d: Re-elect Mr. Lau Pak Shing as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.e: Re-elect Mr. Jiang Wei as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.f: Re-elect Mr. Wang Shuaiting as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.g: Re-elect Mr. Yan Biao as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.h: Re-elect Dr. Chan Po Fun, Peter as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.i: Approve to fix the fees for all the                         ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this resolution, to repurchase shares of
HKD 1.00 each in the capital of the Company on The
Stock Exchange of Hong Kong Limited [the Stock
Exchange] or on any other Stock Exchange on which the
 securities of the Company may be listed and
recognized by the Securities and Futures Commission
of Hong Kong and the Stock Exchange for this purpose,
 subject to and in accordance with all applicable
laws and the requirements of the Rules Governing the
Listing of Securities on the Stock Exchange or of any
 other Stock Exchange as amended from time to time,
during the relevant period, shall not exceed 10% of
the aggregate nominal amount of the issued share
capital of the Company as at the date of this
resolution and the said approval shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by law to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this resolution, pursuant to Section 57B
of the Companies Ordinance, to allot, issue and deal
with additional shares of HKD 1.00 each in the
capital of the Company and to make or grant offers,
agreements and options [including bonds, warrants and
 debentures convertible into shares of the Company],
during and after the end of relevant period, the
aggregate nominal amount of share capital allotted or
 agreed conditionally or unconditionally to be
allotted [whether pursuant to an option or otherwise]
 and issued by the Directors of the Company pursuant
to the approval of this resolution, otherwise than i)
 a rights issue [as hereinafter defined]; ii) an
issue of shares under any option scheme or similar
arrangement for the time being adopted for the grant
or issue of shares or rights to acquire shares of the
 Company; iii) an issue of shares upon the exercise
of the subscription or conversion rights under the
terms of any warrants or any securities of the
Company which are convertible into shares of the
Company; or iv) an issue of shares as scrip dividends
 pursuant to the Articles of Association of the
Company from time to time, shall not exceed 20% of
the aggregate nominal amount of the issued share
capital of the Company as at the date of passing this
 resolution and the said approval shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by Law to be held]

PROPOSAL #7.: Approve, subject to the passing of the                       ISSUER          YES        AGAINST           AGAINST
resolutions as proposed under items 5 and 6, as
specified in the notice convening this meeting, the
general mandate granted to the Directors of the
Company to allot, issue and deal with additional
shares pursuant to the resolution as proposed under
item 6 and extended by the addition thereto of an
amount representing the aggregate nominal amount of
shares in the capital of the Company repurchased by
the Company under the authority granted pursuant to
the resolution as proposed under item 5, provided
that such amount of shares so repurchased shall not
exceed 10% of the aggregate nominal amount of the
issued share capital of the Company as at the date of
 the said resolution

PROPOSAL #S.8: Amend the Articles 70, 115, 120, 150,                       ISSUER          YES          FOR               FOR
150.3 and 149.5 of the Company's Articles of
Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA UNICOM (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y15125100
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the agreement dated                       ISSUER          YES          FOR               FOR
27 JUL 2008 [the CDMA Business Disposal Agreement]
entered into between the Company, China Unicom
Corporation Limited [CUCL] and China Telecom
Corporation Limited [Telecom] relating to the CDMA
Business Disposal [as defined in the circular to the
shareholders of the Company dated 01 AUG 2008 [the
Circular], of which this Notice forms part], a copy
of which has been produced to this Meeting marked A
and signed by the Chairman of this Meeting for
identification purposes and authorize the Directors
of the Company, acting together, individually or by
committee, to execute all such documents and/or to do
 all such acts on behalf of the Company as they may
consider necessary, desirable or expedient for the
purpose of, or in connection with, the implementation
 and completion of the CDMA Business Disposal
Agreement and the transactions contemplated therein

PROPOSAL #2.: Approve and ratify the transfer                              ISSUER          YES          FOR               FOR
agreement dated 27 JUL 2008 [the Transfer Agreement]
entered into between China United Telecommunications
Corporation Limited [Unicom A Share Company] and CUCL
 relating to the transfer of the rights and
obligations of Unicom A Share Company under the
Option Waiver and Lease Termination Agreement [as
defined in the Circular] to CUCL, a copy of each of
the Option Waiver and Lease Termination Agreement and
 the Transfer Agreement have been produced to this
Meeting marked B and C, respectively, and signed by
the Chairman of this Meeting for identification
purposes, and authorize the Directors of the Company,
 acting together, individually or by committee, to
execute all such documents and/or to do all such acts
 on behalf of the Company as they may consider
necessary, desirable or expedient for the purpose of,
 or in connection with, the implementation and
completion of the Transfer Agreement and the
transactions contemplated therein

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA UNICOM (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y15125100
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.A: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company by adding a new Article 13A immediately
after Article 13 as specified; and authorize the
Directors of the Company, acting together,
individually or by committee, or the company
secretary of the Company to execute all such
documents and/or to do all such acts on behalf of the
 Company which, in his/her/its opinion, may be
necessary, appropriate, desirable or expedient to
implement and/or give effect to the amendment as

PROPOSAL #B.: Approve, the acquisition of the entire                       ISSUER          YES          FOR               FOR
issued share capital of China Netcom Group
Corporation [Hong Kong] Limited [Netcom], including
the Netcom shares underlying the American Depositary
Shares issued by Citibank, N.A., each of which
represents the ownership of 20 Netcom shares, to be
effected by way of a scheme of arrangement under
Section 166 of the Companies Ordinance, Chapter 32 of
 the Laws of Hong Kong, on and subject to the terms
and conditions set out in the scheme of arrangement
[the Scheme], as specified, with any modification
thereof or addition thereto or condition approved or
imposed by the High Court of the Hong Kong Special
Administrative Region, and on and subject to the
terms and conditions set out in the circular to the
shareholders of the Company dated 15 AUG 2008 [the
Circular]; [ii] conditional upon the Scheme becoming
effective in accordance with its terms, the proposal
by the Company to the holders of the outstanding
options granted by Netcom [the Netcom Options]
pursuant to the share option scheme adopted by Netcom
 on 30 SEP 2004, as amended from time to time, for
the cancellation of their outstanding Netcom Options
in consideration of the grant by the Company of new
options pursuant to the Special Purpose Unicom Share
Option Scheme [as specified]; [iii] conditional upon
the Scheme becoming effective in accordance with its
terms, the allotment and issue of up to
10,292,150,457 new shares of the Company to those
persons so entitled pursuant to the Scheme; [iv]
conditional upon the Scheme becoming effective and
The Stock Exchange of Hong Kong Limited granting
approval for the listing of, and permission to deal
in, the shares of the Company to be issued upon the
exercise of options granted under the Special Purpose
 Unicom Share Option Scheme [as specified], the
adoption of a new share option scheme of the Company
[the Special Purpose Unicom Share Option Scheme], the
 rules of which are contained in the document which
has been produced to this Meeting marked II and for
the purposes of identification signed by the Chairman
 of this Meeting; and (v) authorize the Directors of
the Company, acting together, individually or by
committee, to execute all such documents and/or to do
 all such acts, which, in the opinion of the
directors of the Company, may be necessary,
appropriate, desirable or expedient to implement
and/or give effect to the transactions set out in
this resolution and to agree to any variation,
amendment, supplement or waiver of the matters
relating thereto as are, in the opinion of the
Directors of the Company, in the interests of the
Company, to the extent such variation, amendment,
supplement or waiver does not constitute a material

PROPOSAL #C.: Approve, that subject to the passing of                      ISSUER          YES          FOR               FOR
 Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, [i]
the Framework Agreement for Engineering and
Information Technology Services dated 12 AUG 2008 [as
 specified]; [ii] the continuing connected
transactions contemplated under the Engineering and
Information Technology Services Agreement 2008-2010
and the Framework Agreement for Engineering and
Information Technology Services, as specified headed
New Continuing Connected Transactions in the section
headed Letter from the Board in the Circular,
together with the relevant annual caps; and (iii)
authorize the Directors of the Company, acting
together, individually or by committee to execute all
 such documents and/or to do all such acts on behalf
of the Company which, in the opinion of the Directors
 of the Company, may be necessary, appropriate,
desirable or expedient to implement and/or give
effect to the Framework Agreement for Engineering and
 Information Technology Services and the continuing
connected transactions set out in this resolution

PROPOSAL #D.: Approve, that subject to the passing of                      ISSUER          YES          FOR               FOR
 Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, the
continuing connected transactions contemplated under
the Domestic Interconnection Settlement Agreement
2008-2010, as specified headed New Continuing
Connected Transactions in the section headed Letter
from the Board in the Circular, and for which
continuing connected transactions no annual caps have
 been proposed; and authorize the Directors of the
Company, acting together, individually or by
committee to execute all such documents and/or to do
all such acts on behalf of the Company which, in the
opinion of the Directors of the Company, may be
necessary, appropriate, desirable or expedient to
implement and/or give effect to the continuing
connected transactions set out in this resolution

PROPOSAL #E.: Approve, that subject to the passing of                      ISSUER          YES          FOR               FOR
 Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, the
continuing connected transactions contemplated under
the International Long Distance Voice Services
Settlement Agreement 2008-2010 as specified headed
New Continuing Connected Transactions in the section
headed Letter from the Board in the Circular, and for
 which continuing connected transactions no annual
caps have been proposed; and authorize the Directors
of the Company, acting together, individually or by
committee to execute all such documents and/or to do
all such acts on behalf of the Company which, in the
opinion of the Directors of the Company, may be
necessary, appropriate, desirable or expedient to
implement and/or give effect to the continuing
connected transactions set out in this resolution

PROPOSAL #F.: Approve, that subject to the passing of                      ISSUER          YES          FOR               FOR
 Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, [i]
the Framework Agreement for Interconnection
Settlement dated 12 AUG 2008 [as specified]; [ii] the
 continuing connected transactions contemplated under
 the Framework Agreement for Interconnection
Settlement as specified headed New Continuing
Connected Transactions in the section headed Letter
from the Board in the Circular, and for which
continuing connected transactions no annual caps have
 been proposed; and (iii) authorize the Directors of
the Company, acting together, individually or by
committee to execute all such documents and/or to do
all such acts on behalf of the Company which, in the
opinion of the Directors of the Company, may be
necessary, appropriate, desirable or expedient to
implement and/or give effect to the Framework
Agreement for Interconnection Settlement and the
continuing connected transactions set out in this

PROPOSAL #G.: Approve, that subject to the passing of                      ISSUER          YES          FOR               FOR
 Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, [i]
the transfer agreement between China United
Telecommunications Corporation Limited, the Company
and China Netcom [Group] Company Limited dated 12
AUG2008 [as specified]; (ii) the continuing connected
 transactions relating to the supply of telephone
cards, interconnection arrangements, provision of
international telecommunications network gateway,
provision of operator-based value-added services,
provision of value-added telecommunications services,
 provision of 10010/10011 customer services and
provision of agency services, as specified headed New
 Continuing Connected Transactions in the section
headed Letter from the Board in the Circular, and for
 which continuing connected transactions no annual
caps have been proposed; and (iii) authorize the
Directors of the Company, acting together,
individually or by committee to execute all such
documents and/or to do all such acts on behalf of the
 Company, which, in the opinion of the Directors of
the Company, may be necessary, appropriate, desirable
 or expedient to implement and/or give effect to the
transfer agreement and the continuing connected
transactions set out in this resolution

PROPOSAL #S.H: Approve, that subject to the passing                        ISSUER          YES          FOR               FOR
of Resolution B and conditional upon the Scheme
becoming effective in accordance with its terms, the
name of the Company be changed from China Unicom
Limited to China Unicom [Hong Kong] Limited with
effect from the date on which the Scheme becomes
effective; and authorize the Directors of the
Company, acting together, individually or by
committee, or the company secretary of the Company to
 execute all such documents and/or to do all such
acts on behalf of the Company which, in his/her/its
opinion, may be necessary, appropriate, desirable or
expedient to implement and/or give effect to the
change of the Company s name set out in this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA UNICOM (HONG KONG) LTD
  TICKER:                N/A             CUSIP:     Y1519S111
  MEETING DATE:          1/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the transfer                             ISSUER          YES          FOR               FOR
agreement dated 16 DEC 2008 [the Transfer Agreement]
entered into between China United Network
Communications Corporation Limited [Unicom China] and
 China United Telecommunications Corporation Limited
[Unicom A Share Company] relating to the transfer of
all of the rights and obligations of Unicom A Share
Company under the Acquisition Agreement [as specified
 to the shareholders of the Company dated 22 DEC
2008, of which this Notice forms part] to Unicom
China; authorize the Directors of the Company, acting
 together, individually or by Committee, to execute
all such documents and/or to do all such acts on
behalf of the Company as they may consider necessary,
 desirable or expedient for the purpose of, or in
connection with, the implementation and completion of
 the Transfer Agreement and the transactions
contemplated therein

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA UNICOM HONG KONG LTD
  TICKER:                N/A             CUSIP:     Y1519S111
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Independent
Auditor for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.A1: Re-elect Mr. Chang Xiaobing as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.A2: Re-elect Mr. Lu Yimin as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.A3: Re-elect Mr. Zuo Xunsheng as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.A4: Re-elect Mr. Cesareo Alierta Izuel as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.A5: Re-elect Mr. Jung Man Won as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.A6: Re-elect Mr. Wong Wai Ming as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.A7: Re-elect Mr. John Lawson Thornton as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.A8: Re-elect Mr. Timpson Chung Shui Ming                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #3.B: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors for the YE 31
DEC 2009

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors and authorize
the Board of Directors to fix their remuneration for
the YE 31 DEC 2009

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase shares of HKD 0.10 each in the capital
of the Company including any form of depositary
receipts representing the right to receive such
shares [Shares] on The Stock Exchange of Hong Kong
Limited [the Stock Exchange] or any other stock
exchange recognized for this purpose by the
Securities and Futures Commission of Hong Kong and
the Stock Exchange in accordance with all applicable
laws including the Code on Share Repurchases and the
Rules Governing the Listing of Securities on the
Stock Exchange as amended from time to time during
the relevant period; the aggregate nominal amount of
Shares which may be purchased or agreed conditionally
 or unconditionally to be purchased by the Directors
pursuant to the approval in this resolution above
shall not exceed 10% of the aggregate nominal amount
of the share capital of the Company in issue at the
date of passing this Resolution; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company to be held]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and deal with additional Shares and
to make or grant offers, agreements and options
during and after the end of the relevant period the
aggregate nominal amount of share capital allotted,
issued and dealt with or agreed conditionally or
unconditionally to be allotted, issued and dealt with
 [whether pursuant to an option or otherwise] by the
Directors pursuant to the approval in this
resolution, otherwise than pursuant to [i] a rights
issue [as specified], [ii] the exercise of options
granted under any share option scheme adopted by the
Company or [iii] any scrip dividend or similar
arrangement providing for the allotment of Shares in
lieu of the whole or part of a dividend on Shares in
accordance with the Articles of Association, shall
not exceed the aggregate of [aa] 20% of the aggregate
 nominal amount of the share capital of the Company
in issue at the date of passing this Resolution, plus
 [bb] [if the Directors are so authorized by a
separate ordinary resolution of the shareholders of
the Company] the aggregate nominal amount of share
capital of the Company repurchased by the Company
subsequent to the passing of this Resolution [up to a
 maximum amount equivalent to 10% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this Resolution];
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 referred to in Resolution 6 in respect of the share
capital of the Company referred to in Resolution 6 as
 specified

PROPOSAL #8.: Approve and ratify the amendments to                         ISSUER          YES        AGAINST           AGAINST
the rules of the Share Option Scheme, the Pre-Global
Offering Share Option Scheme and the Special Purpose
Unicom Share Option Scheme of the Company [the Share
Option Schemes] as specified, subject to such
modifications of those amendments to the rules of the
 Share Option Schemes as the Directors of the Company
 may consider necessary to take into account the
requirements of the Stock Exchange and authorize the
Directors of the Company to adopt the amendments to
the rules of the Share Option Schemes and do all acts
 and things necessary to carry such amendments and
modifications [if any] into effect

PROPOSAL #9.: Approve and ratify the amendments to                         ISSUER          YES        AGAINST           AGAINST
certain terms of options granted under the Share
Option Schemes as specified, subject to such
modifications of those amendments to the terms of
options granted under the Share Option Schemes as the
 Directors of the Company may consider necessary to
take into account the requirements of the Stock
Exchange and authorize the Directors of the Company
to adopt the amendments to the terms of options
granted under the Share Option Schemes and do all
acts and things necessary to carry such amendments
and modifications [if any] into effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P2605D109
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the terms of the Articles 224                       ISSUER          YES          FOR               FOR
and 225 of Law number 6404/76, the protocol and
justification of the merger of Mineracao Onca Puma
S.A. a full subsidiary of Vale

PROPOSAL #2.: Ratify the appointment of Acal                               ISSUER          YES          FOR               FOR
Consultoria E Auditoria S/S, the specialized Company
hired to carry out the valuation of Mineracao Onca
Puma S.A.

PROPOSAL #3.: Approve the respective valuation report                      ISSUER          YES          FOR               FOR
 prepared by the specialized Company

PROPOSAL #4.: Approve the merger, without an increase                      ISSUER          YES          FOR               FOR
 in capital and without the issuance of new shares,
of Mineracao Onca Puma S.A. by Vale

PROPOSAL #5.: Ratify the nominations of full and                           ISSUER          NO           N/A               N/A
alternate Members of the Board of Directors made at
the meetings of that collegiate body held on 17 APR
2008 and 21 MAY 2008 under the terms of Article 11-10
 of the Corporate By-Laws

PROPOSAL #6.: Amend Article 1 of the Corporate Bylaws                      ISSUER          YES          FOR               FOR
 to replace the expression CVRD by Vale to be
consistent with the Company's new brand

PROPOSAL #7.: Amend the Articles 5 and 6 of the                            ISSUER          YES          FOR               FOR
Corporate Bylaws to reflect the increase in capital
ratified in the meetings of the Board of Directors
held on 22 JUL 2008 and 05 AUG 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          9/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: a) the cancellation of all of                       ISSUER          NO           N/A               N/A
the 1,914,000 existing shares and reduction of the
current issued share capital the Company by an amount
 EUR 215,000,000 against transfer to Compagnie
Financiere Richemont S.A. of the entire luxury
business of the Company; b) to simultaneously convert
 the Company into a Partnership Limited by shares
[Societe en Commandite Par Actions] qualifying as a
Securitization Company under the Law of 22 MAR 2004
on securitization and to simultaneously convert the
participation reserve of EUR 645,000,000 into capital
 and of the 574,200,000 participation certificates
into new ordinary shares; c) to increase the capital
by a further amount of EUR 1,123 against the issue of
 1,000 management shares to Reinet Investments
Managers S.A. [the Manager]; d) to adopt the New
Articles of Incorporation, including a New Objects
Clause as specified; and e) to adopt a new name:
Reinet Investments S.C.A.

PROPOSAL #2.: Elect Messrs. Yves-Andre Istel, Ruggero                      ISSUER          NO           N/A               N/A
 Magnoni, Alan Quasha and Jurgen Schrempp as the
Members of the Board of Overseers until the holding
of the OGM of the shareholders of the Company to be
held by 30 SEP 2009

PROPOSAL #3.: Authorize the Manager, from time to                          ISSUER          NO           N/A               N/A
time, to purchase, acquire or receive, in the name of
 the Company, shares in the Company up to 10% of the
issued share capital from time to time, over the
stock exchange or in privately negotiated
transactions or otherwise, and in the case of
acquisitions for value, at a purchase price being [a]
 no less than 80% of the lowest stock price over the
30 days preceding the date of the purchase and [b] no
 more than [i] the higher of 5% above the average
market value of the company's ordinary shares for the
 5 business days prior to the day the purchase is
made and [ii] a price higher than the higher of the
price of the last independent trade and the highest
current independent bid on the trading venues where
the purchase is to be carried out and on such terms
as shall be determined by the Manager, provided such
purchase is in conformity with Article 49-2 of the
Luxembourg Law of 10 AUG 1915, as amended, and with
applicable laws and regulations; [Authority expires

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          9/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
statutory reports

PROPOSAL #2.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends of EUR 0.060 per A bearer share and EUR
0.006 per B registered share

PROPOSAL #3.: Grant discharge to the Board and Senior                      ISSUER          NO           N/A               N/A
 Management

PROPOSAL #4.1: Elect Mr. Johann Rupert as Director                         ISSUER          NO           N/A               N/A

PROPOSAL #4.2: Elect Mr. Jean-Paul Aeschimann as                           ISSUER          NO           N/A               N/A
Director

PROPOSAL #4.3: Elect Mr. Franco Cologni as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #4.4: Elect Lord Douro as Director                                ISSUER          NO           N/A               N/A

PROPOSAL #4.5: Elect Mr. Yves-Andre Istel as Director                      ISSUER          NO           N/A               N/A

PROPOSAL #4.6: Elect Mr. Richard Lepeu as Director                         ISSUER          NO           N/A               N/A

PROPOSAL #4.7: Elect Mr. Ruggero Magnoni as Director                       ISSUER          NO           N/A               N/A

PROPOSAL #4.8: Elect Mr. Simon Murray as Director                          ISSUER          NO           N/A               N/A

PROPOSAL #4.9: Elect Mr. Alain Dominique Perrin as                         ISSUER          NO           N/A               N/A
Director

PROPOSAL #4.10: Elect Mr. Norbert Platt as Director                        ISSUER          NO           N/A               N/A

PROPOSAL #4.11: Elect Mr. Alan Quasha as Director                          ISSUER          NO           N/A               N/A

PROPOSAL #4.12: Elect Lord Clifton as Director                             ISSUER          NO           N/A               N/A

PROPOSAL #4.13: Elect Mr. Jan Rupert as Director                           ISSUER          NO           N/A               N/A

PROPOSAL #4.14: Elect Mr. Juergen Schrempp as Director                     ISSUER          NO           N/A               N/A

PROPOSAL #4.15: Elect Mr. Martha Wikstrom as Director                      ISSUER          NO           N/A               N/A

PROPOSAL #5.: Ratify PricewaterhouseCoopers as the                         ISSUER          NO           N/A               N/A
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          10/8/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: a) the cancellation of all of                       ISSUER          NO           N/A               N/A
the 1,914,000 existing shares and reduction of the
current issued share capital the Company by an amount
 EUR 215,000,000 against transfer to Compagnie
Financiere Richemont S.A. of the entire luxury
business of the Company; b) to simultaneously convert
 the Company into a Partnership Limited by shares
[Societe en Commandite Par Actions] qualifying as a
Securitization Company under the Law of 22 MAR 2004
on securitization and to simultaneously convert the
participation reserve of EUR 645,000,000 into capital
 and of the 574,200,000 participation certificates
into new ordinary shares; c) to increase the capital
by a further amount of EUR 1,123 against the issue of
 1,000 Management shares to Reinet Investments
Managers S.A. [the Manager]; d) to adopt the New
Articles of Incorporation, including a New Objects
Clause as specified; and e) to adopt a new name:
Reinet Investments S.C.A.

PROPOSAL #2.: Elect Messrs. Yves-Andre Istel, Ruggero                      ISSUER          NO           N/A               N/A
 Magnoni, Alan Quasha and Jurgen Schrempp as the
Members of the Board of Overseers until the holding
of the OGM of the shareholders of the Company to be
held by 30 SEP 2009

PROPOSAL #3.: Authorize the Manager, from time to                          ISSUER          NO           N/A               N/A
time, to purchase, acquire or receive, in the name of
 the Company, shares in the Company up to 10% of the
issued share capital from time to time, over the
stock exchange or in privately negotiated
transactions or otherwise, and in the case of
acquisitions for value, at a purchase price being [a]
 no less than 80% of the lowest stock price over the
30 days preceding the date of the purchase and [b] no
 more than [i] the higher of 5% above the average
market value of the company's ordinary shares for the
 5 business days prior to the day the purchase is
made and [ii] a price higher than the higher of the
price of the last independent trade and the highest
current independent bid on the trading venues where
the purchase is to be carried out and on such terms
as shall be determined by the Manager, provided such
purchase is in conformity with Article 49-2 of the
Luxembourg Law of 10 AUG 1915, as amended, and with
applicable laws and regulations; [Authority expires

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          10/9/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the restructuring of the                             ISSUER          NO           N/A               N/A
business of the Company

PROPOSAL #2.: Amend the Articles of Association of                         ISSUER          NO           N/A               N/A
the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE GENERALE D'OPTIQUE ESSILOR INTERNATIONAL SA, C
  TICKER:                N/A             CUSIP:     F31668100
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the management report of the                        ISSUER          YES          FOR               FOR
Board of Directors, the report of the Chairman's
Board of Directors and the Auditors' report, the
Company's financial statements for the year 2008 of
the Parent-Company as presented, showing an income of
 EUR 239,156,379.35

PROPOSAL #O.2: Approve the group management report of                      ISSUER          YES          FOR               FOR
 the Board of Directors and the Auditors' reports,
the consolidated financial statements for the said
FY, in the form presented to the meeting, showing a
net income of EUR 388,811,000.00 of which EUR
382,356,000.00 is the group share

PROPOSAL #O.3: Approve that the income for the FY be                       ISSUER          YES          FOR               FOR
appropriated as follows: income for the FY: EUR
239,156,379.35, retained earnings from previous year:
 EUR 3,449,322.32, legal reserve: EUR 0.00, total to
be distributed: EUR 242,605,701.67, special reserve
on long term capital gains: EUR 0.00, statutory
dividend: EUR 2,335,750.30, additional dividend: EUR
134,393,434.92, i.e., global dividend: EUR
136,629,185.22, other reserves: EUR 101,400,000.00,
retained earnings: EUR 4,576,516.45; the shareholders
 will receive a net dividend of EUR 0.66 per share
for the 211,019,922 ordinary shares of a par value of
 EUR 0.18 each, and will entitle to the 40% deduction
 provided by the French General Tax Code; this
dividend will be paid on 26 MAY 2009; in the event
that the Company holds some of its own shares on such
 date, the amount of the unpaid dividend on such
shares shall be allocated to the retained earnings
account; as required by Law

PROPOSAL #O.4: Approve the management report and the                       ISSUER          YES        AGAINST           AGAINST
special report of the Auditors on transactions or
agreements governed by Article L.225-38 of the French
 Commercial Code, the new agreement in said reports
regarding the indemnity to be granted by the Company
in the event of Mr. Hubert Sagnieres' breach of
employment contract, Executive Vice President

PROPOSAL #O.5: Approve the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on transactions or agreements governed by
the Article L.225-38 of the French Commercial Code,
the said report and the transactions or agreements
referred to therein

PROPOSAL #O.6: Ratify the co-optation of Mr. Yves                          ISSUER          YES        AGAINST           AGAINST
Gillet , to replace Mr. Serge Zins as a Director,
until the shareholders' meeting called to approve the
 financial statements for the FY 2009

PROPOSAL #O.7: Approve to renews the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Olivier Pecoux as a Director for a 3-year period

PROPOSAL #O.8: Appoint Mr. Benoit Bazin as a                               ISSUER          YES        AGAINST           AGAINST
Director, for a 3-year period

PROPOSAL #O.9: Appoint Mr. Bernard Hours as a                              ISSUER          YES        AGAINST           AGAINST
Director, for a 3-year period

PROPOSAL #O.10: Appoint Mr. Antoine Bernard De                             ISSUER          YES        AGAINST           AGAINST
Sainte-Affrique as a Director, for a 3-year period

PROPOSAL #O.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 70.00, minimum sale price: EUR
15.00, maximum number of shares to be acquired: 10%
of the share capital; this delegation may be used
during periods when cash or stock tender offers are
in effect for the Company's shares; [Authority
expires for a 18-month period]

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed, when cash or stock tender offers may be in
effect, in 1 or more issues, with the issuance of
warrants giving the right to subscribe shares of the
Company to be free allocated to all of the Company's
shareholders; and to increase the capital up to a
limit of 25% of the share capital; and to take all
necessary measures and accomplish all necessary
formalities; to charge the share issuance costs
against the related premiums and deduct from the
premiums the amounts necessary to raise the legal
reserve to one-tenth of the new capital after each
increase; this authorization supersedes any and all
earlier authorizations to the same effect and
replaces the 1 granted by the shareholders' meeting
of 14 MAY 2008

PROPOSAL #E.13: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of this
 meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CNOOC LTD
  TICKER:                N/A             CUSIP:     Y1662W117
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Receive and approve the audited                             ISSUER          YES          FOR               FOR
statement of accounts together with the report of the
 Directors and Independent Auditors report thereon
for the YE 31 DEC 2008

PROPOSAL #A.2: Declare a final dividend for the YE 31                      ISSUER          YES          FOR               FOR
 DEC 2008

PROPOSAL #A.3.1: Re-elect Mr. Wu Guangqi as an                             ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #A.3.2: Re-elect Mr. Cao Xinghe as a Non-                         ISSUER          YES          FOR               FOR
executive Director

PROPOSAL #A.3.3: Re-elect Mr. Wu Zhenfang as a Non-                        ISSUER          YES          FOR               FOR
executive Director

PROPOSAL #A.3.4: Re-elect Dr. Edgar W.K. Cheng as an                       ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #A.3.5: Authorize the Board of Directors to                       ISSUER          YES          FOR               FOR
fix the remuneration of each of the Directors

PROPOSAL #A.4: Re-appoint the Company's Independent                        ISSUER          YES          FOR               FOR
Auditors and authorize the Board of Directors to fix
their remuneration

PROPOSAL #B.1: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
this resolution, during the Relevant Period [as
hereinafter specified], to repurchase shares in the
capital of the Company on The Stock Exchange of Hong
Kong Limited [the Stock Exchange] or on any other
exchange on which the shares of the Company may be
listed and recognized by the Securities and Futures
Commission of Hong Kong and The Stock Exchange for
this purpose [Recognized Stock Exchange], subject to
and in accordance with all applicable Laws, Rules and
 regulations and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange of Hong Kong Limited [the Listing Rules], or
 of any other Recognized Stock Exchange and the
articles of association [the Articles] of the
Company; the aggregate nominal amount of shares of
the Company which the Company is authorized to
repurchase pursuant to the approval in this
resolution shall not exceed 10% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of the passing of this
resolution; and [Authority expires the earlier of the
 conclusion of the next AGM of the Company or the
expiration of the period within which the next annual
 general meeting of the Company is required by any
applicable laws or the Articles of the Company to be

PROPOSAL #B.2: Authorize the Directors, subject to                         ISSUER          YES        AGAINST           AGAINST
the following provisions of this resolution, during
the Relevant Period [as hereinafter specified], to
allot, issue and deal with additional shares in the
capital of the Company and to make or grant offers,
agreements and options [including bonds, notes,
warrants, debentures and securities convertible into
shares of the Company] which would or might require
the exercise of such powers be and is hereby
generally and unconditionally approved; to make or
grant offers, agreements and options [including
bonds, notes, warrants, debentures and securities
convertible into shares of the Company] which would
or might require the exercise of such powers after
the end of the Relevant Period; the aggregate nominal
 amount of share capital of the Company allotted or
agreed conditionally or unconditionally to be
allotted, issued or dealt with [whether pursuant to
an option or otherwise] by the Directors pursuant to
the approval in this resolution, otherwise than
pursuant to: i) a Rights Issue [as hereinafter
specified]; ii) an issue of shares pursuant to any
specific authority granted by shareholders of the
Company in general meeting, including upon the
exercise of rights of subscription or conversion
under the terms of any warrants issued by the Company
 or any bonds, notes, debentures or securities
convertible into shares of the Company; iii) an issue
 of shares pursuant to the exercise of any option
granted under any share option scheme or similar
arrangement for the time being adopted by the Company
 and/or any of its subsidiaries; iv) any scrip
dividend or similar arrangement providing for the
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Articles of the Company; or v) any adjustment,
after the date of grant or issue of any options,
rights to subscribe or other securities referred to
above, in the price at which shares in the Company
shall be subscribed, and/or in the number of shares
in the Company which shall be subscribed, on exercise
 of relevant rights under such options, warrants or
other securities, such adjustment being made in
accordance with, or as contemplated by, the terms of
such options, rights to subscribe or other
securities, shall not exceed 20% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of the passing of this
resolution; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next annual
 general meeting of the Company is required by any

PROPOSAL #B.3: Authorize the Directors, subject to                         ISSUER          YES        AGAINST           AGAINST
the passing of the Resolutions Numbered B.1 and B.2,
to allot, issue and deal with additional shares of
the Company pursuant to Resolution Numbered B.2 be
and hereby extended by the addition to it of an
amount representing the aggregate nominal amount of
the shares in the capital of the Company which are
repurchased by the Company pursuant to and since the
granting to the Company of the general mandate to
repurchase shares in accordance with resolution
numbered B1 set out in this notice, provided that
such extended amount shall not exceed 10% of the
aggregate nominal amount of the share capital of the
Company in issue as at the date of the passing of

PROPOSAL #S.C.1: Amend Article 85 of the Articles of                       ISSUER          YES          FOR               FOR
Association of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPAL ELECTRONICS INC
  TICKER:                N/A             CUSIP:     Y16907100
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.5 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus and capital
reserves, proposed stock dividend: 2 for 1,000 shares
 held, proposed bonus issue: 3 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B81.1: Elect Mr. Hsu, Sheng-                                     ISSUER          YES        AGAINST           AGAINST
Hsiung/Shareholder No: 23 as a Director

PROPOSAL #B81.2: Elect Mr. Medica John                                     ISSUER          YES        AGAINST           AGAINST
Kevin/Shareholder No: 562334 as a Director

PROPOSAL #B81.3: Elect Mr. Chen, Jui-                                      ISSUER          YES        AGAINST           AGAINST
Tsung/Shareholder No: 83 as a Director

PROPOSAL #B81.4: Elect Mr. Hsu, Wen-Being/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 15 as a Director

PROPOSAL #B81.5: Elect Mr. Shen, Wen-                                      ISSUER          YES        AGAINST           AGAINST
Chung/Shareholder No: 19173 as a Director

PROPOSAL #B81.6: Elect Mr. Lin, Kuang-Nan/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 57 as a Director

PROPOSAL #B81.7: Elect Kinpo Electronics,                                  ISSUER          YES        AGAINST           AGAINST
Inc./Shareholder No: 85 as a Director

PROPOSAL #B81.8: Elect Mr. Chang, Yung-                                    ISSUER          YES        AGAINST           AGAINST
Ching/Shareholder No: 2024 as a Director

PROPOSAL #B81.9: Elect Mr. Wong, Chung-                                    ISSUER          YES        AGAINST           AGAINST
Pin/Shareholder No: 1357 as a Director

PROPOSAL #B8110: Elect Mr. Kung, Shao-Tsu/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 2028 as a Director

PROPOSAL #B8111: Elect Mr. Hsu, Chiung-                                    ISSUER          YES        AGAINST           AGAINST
Chi/Shareholder No: 91 as a Director

PROPOSAL #B8112: Elect Mr. Wea, Chi-Lin/Id No:                             ISSUER          YES        AGAINST           AGAINST
J100196868 as a Director

PROPOSAL #B82.1: Elect Mr. Ko, Charng-                                     ISSUER          YES        AGAINST           AGAINST
Chyi/Shareholder No: 55 as a Supervisor

PROPOSAL #B82.2: Elect Mr. Chou, Yen-Chia/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 60 as a Supervisor

PROPOSAL #B82.3: Elect Mr. Hsu, Sheng-                                     ISSUER          YES        AGAINST           AGAINST
Chieh/Shareholder No: 3 as a Supervisor

PROPOSAL #B.9: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.10: Other issues and extraordinary motions                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                RIOPR           CUSIP:     204412100
  MEETING DATE:          12/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: THE APPROVAL FOR THE PROTOCOL AND                            ISSUER          YES          FOR               FOR
JUSTIFICATION OF THE CONSOLIDARION OF MINERACAO ONCA
PUMA S.A. INTO VALE PURSUANT TO ARTICLES 224 AND 225
OF THE BRAZILIAN CORPORATE LAW.

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ACAL                            ISSUER          YES          FOR               FOR
CONSULTORIA E AUDITOR S/S, THE EXPERTS HIRED TO
APPRAISE THE VALUE OF MINERACAO ONCA PUMA S.A.

PROPOSAL #03: TO DECIDE ON THE APPRAISAL REPORT,                           ISSUER          YES          FOR               FOR
PREPARED BY THE EXPERT APPRAISERS.

PROPOSAL #04: THE APPROVAL FOR THE CONSOLIDATION OF                        ISSUER          YES          FOR               FOR
MINERACAO ONCA PUMA S.A. INTO VALE, WITHOUT A CAPITAL
 INCREASE OR THE ISSUANCE OF NEW VALE SHARES.

PROPOSAL #05: TO AMEND ARTICLE 1 OF VALE'S BY-LAWS IN                      ISSUER          YES          FOR               FOR
 ORDER TO REPLACE THE ACRONYM CVRD FOR VALE IN
ACCORDANCE WITH THE NEW GLOBAL BRAND UNIFICATION.

PROPOSAL #06: TO ADJUST ARTICLES 5 AND 6 OF VALE'S                         ISSUER          YES          FOR               FOR
BY-LAWS TO REFLECT THE CAPITAL INCREASE RESOLVED IN
THE BOARD OF DIRECTORS MEETINGS HELD ON JULY 22, 2008
 AND AUGUST 05, 2008.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                RIOPR           CUSIP:     204412100
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O1A: APPRECIATION OF THE MANAGEMENTS'                            ISSUER          YES          FOR               FOR
REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE
FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING

PROPOSAL #O1B: PROPOSAL FOR THE DESTINATION OF                             ISSUER          YES        AGAINST           AGAINST
PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE
INVESTMENT BUDGET FOR VALE

PROPOSAL #O1C: APPOINTMENT OF THE MEMBERS OF THE                           ISSUER          YES       WITHHOLD           AGAINST
BOARD OF DIRECTORS V

PROPOSAL #O1D: APPOINTMENT OF THE MEMBERS OF THE                           ISSUER          YES        AGAINST           AGAINST
FISCAL COUNCIL

PROPOSAL #O1E: ESTABLISHMENT OF THE REMUNERATION OF                        ISSUER          YES          FOR               FOR
THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS

PROPOSAL #E2A: TO CHANGE THE LEGAL NAME OF THE                             ISSUER          YES          FOR               FOR
COMPANY TO VALE S.A., WITH THE CONSEQUENT AMENDMENT
OF ARTICLE 1 OF VALE'S BY-LAWS IN ACCORDANCE WITH THE
 NEW GLOBAL BRAND UNIFICATION

PROPOSAL #E2B: TO ADJUST ARTICLE 5 OF VALE'S BY-LAWS                       ISSUER          YES          FOR               FOR
TO REFLECT THE CAPITAL INCREASE RESOLVED IN THE BOARD
 OF DIRECTORS MEETINGS HELD ON JULY 22, 2008 AND
AUGUST 05, 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P2605D109
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the change of the corporate                          ISSUER          YES          FOR               FOR
name of the Company to vale S.A., with the consequent
 amendment of Article 1 of the corporate Bylaws,
which seeks to consolidate the new visual identity of
 the Company

PROPOSAL #2.: Amend the Article 5 of the corporate By                      ISSUER          YES          FOR               FOR
 Laws to reflect the capital increase ratified at the
 meetings of the Board of Directors held on 22 JUL
2008 and 05 AUG 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P2605D109
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine, discuss and vote                         ISSUER          YES          FOR               FOR
upon the Board of Directors annual report, the
financial statements, relating to FYE 31 DEC 2008

PROPOSAL #2.: Approve the distribution of the fiscal                       ISSUER          YES        AGAINST           AGAINST
years net profits and the budget of capital of the
Company

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #5.: Approve to set the Directors and                             ISSUER          YES          FOR               FOR
Finance Committees global remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPANHIA VALE DO RIO DOCE
  TICKER:                N/A             CUSIP:     P2605D109
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the corporate name of                      ISSUER          YES          FOR               FOR
 the Company to Vale S.A., with the consequent
amendment of Article 1 of the Corporate Bylaws, which
 seeks to consolidate the new visual identity of the
Company

PROPOSAL #2.: Amend the Article 5th of the Corporate                       ISSUER          YES          FOR               FOR
Bylaws to reflect the capital increase ratified at
the meetings of the Board of Directors held on 22 JUL
 2008 and 05 AUG 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONSORCIO ARA S A DE C V
  TICKER:                N/A             CUSIP:     P3084R106
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the reports that are referred                        ISSUER          YES          FOR               FOR
to in Article 28, Part IV, of the Securities Market
Law, including the presentation of the financial
statements of the Company for the FY that ended on 31

PROPOSAL #II.: Receive the report concerning                               ISSUER          YES          FOR               FOR
compliance with the tax obligations of the Company,
in accordance with the applicable legal provisions

PROPOSAL #III.: Approve the allocation of profits                          ISSUER          YES          FOR               FOR

PROPOSAL #IV.: Approve the designation or                                  ISSUER          YES          FOR               FOR
ratification of the Members of the Board of Directors
 as well as the Secretary and Vice Secretary of the
Company, resolution concerning the Management and
remuneration of the mentioned people

PROPOSAL #V.: Approve the designation or ratification                      ISSUER          YES          FOR               FOR
 of the Chairperson of the Audit Committee

PROPOSAL #VI.: Approve the designation or                                  ISSUER          YES          FOR               FOR
ratification of the Chairperson of the Corporate

PROPOSAL #VII.: Approve the maximum amount of funds                        ISSUER          YES          FOR               FOR
that may be allocated for the acquisition of own
shares, under the terms of that which is provided in
Article 56, Part IV, of the Securities Market Law,
and presentation of the of the report concerning the
policies and agreements adopted by the Board of
Directors of the Company, in relation to the purchase
 and sale of these shares

PROPOSAL #VIII.: Receive the report concerning the                         ISSUER          YES          FOR               FOR
policies for the carrying out of operations involving
 the purchase and sale of shares of the Company by
certain related people, and the outline for
delivering information

PROPOSAL #IX.: Approve the designation of the special                      ISSUER          YES          FOR               FOR
 delegates of the general meeting for the execution
and formalization of its resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDIT SUISSE GROUP
  TICKER:                N/A             CUSIP:     H3698D419
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Presentation of the annual report,                          ISSUER          NO           N/A               N/A
parent company's 2008 financial statements, Group's
2008 consolidated financial statements and the
remuneration report.

PROPOSAL #1.2: Consultative vote on the remuneration                       ISSUER          YES          FOR               FOR
report.

PROPOSAL #1.3: Approval of the annual report, parent                       ISSUER          YES          FOR               FOR
company's 2008 financial statements and Group's 2008
consolidated financial statements.

PROPOSAL #2: Discharge of the acts of the Members of                       ISSUER          YES          FOR               FOR
the Board of Directors and the Executive Board.

PROPOSAL #3: Appropriation of retained earnings.                           ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Increasing conditional capital for                          ISSUER          YES          FOR               FOR
convertible and warrant bonds.

PROPOSAL #4.2: Renewing and increasing authorized                          ISSUER          YES          FOR               FOR
capital.

PROPOSAL #5.1: Group's Independent auditor.                                ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Presence quorum for Board of                                ISSUER          YES          FOR               FOR
Directors' resolutions.

PROPOSAL #5.3: Deletion of provisions concerning                           ISSUER          YES          FOR               FOR
contributions in kind.

PROPOSAL #6.1.1: Re-elect Hans-Ulrich Doerig as                            ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.2: Re-elect Walter B. Kielholz as                            ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.3: Re-elect Richard E. Thornburgh as                         ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.4: Elect Andreas Koopmann as Director.                       ISSUER          YES          FOR               FOR

PROPOSAL #6.1.5: Elect Urs Rohner as Director.                             ISSUER          YES          FOR               FOR

PROPOSAL #6.1.6: Elect John Tiner as Director.                             ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Election of the independent auditors.                       ISSUER          YES          FOR               FOR

PROPOSAL #6.3: Election of special auditors.                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CTRIP.COM INTERNATIONAL, LTD.
  TICKER:                CTRP            CUSIP:     22943F100
  MEETING DATE:          9/30/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O1: THE COMPANY IS HEREBY APPROVED AND                           ISSUER          YES        AGAINST           AGAINST
AUTHORIZED, BUT NOT OBLIGATED, TO PURCHASE ITS OWN
AMERICAN DEPOSITARY SHARES (ADS) WITH AN AGGREGATE
VALUE OF US$15 MILLION BY A REPURCHASE OF
CORRESPONDING ORDINARY SHARES FROM THE DEPOSITARY, TO
 BE FUNDED OUT OF THE CAPITAL OF THE COMPANY, ALL AS
MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DANSKE BANK AS
  TICKER:                N/A             CUSIP:     K22272114
  MEETING DATE:          3/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the allocation of profits or                         ISSUER          YES        ABSTAIN           AGAINST
cover of losses as stated in the adopted annual report

PROPOSAL #B.1: Amend the election period of the                            ISSUER          YES        ABSTAIN           AGAINST
Directors elected by the shareholders in general
meeting [see Article 15.2 of the Articles of
Association] to 1 year, as specified

PROPOSAL #B.2: Re-elect, if Resolution B.1 is                              ISSUER          YES        ABSTAIN           AGAINST
adopted, Messrs. Alf Duch-Pedersen, Eivind Kolding,
Partner of the firm A.P. Meller, Henning
Christophersen, Partner at Kreab Brussels,Peter
Hojland, Mats Jansson, CEO of SAS AB, Niels Chr.
Nielsen, Professor of economics Majken Schultz,
Professor of organization Sten Scheibye, Claus
Vastrup, Professor of economics Birgit Aagaard-
Svendsen, Executive Vice President and CEO of J.

PROPOSAL #B.3: Approve, if Resolution B.1 is not                           ISSUER          YES        ABSTAIN           AGAINST
adopted, that Messrs. Eivind Kolding, Peter Hojland,
Niels Chr. Nielsen, Majken Schultz will retire from
the Board of Directors in accordance with Article 15
of the Articles of Association; re-elect Messrs.
Eivind Kolding, Peter Hojland, Niels Chr. Nielsen and
 Majken Schultz as the Directors

PROPOSAL #B.4: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Approve that the Banks Board of Directors
must resign immediately under reference to Article 2
of the Articles of Association; what the Bank has
agreed to in respect of the bank package has nothing
to do with conducting banking business, and the Board
 of Directors has therefore failed to comply with the
 Articles of Association

PROPOSAL #C.: Re-appoint Grant Thornton,                                   ISSUER          YES        ABSTAIN           AGAINST
Statsautoriseret Revisionsaktieselskab and KPMG
Statsautoriseret Revisionspartnerselskab as the
External Auditors

PROPOSAL #D.: Authorize the Board of Directors, until                      ISSUER          YES        ABSTAIN           AGAINST
 the next AGM, to allow Danske Bank to acquire its
own shares by way of ownership or pledge up to an
aggregate nominal value of 10% of the Banks share
capital in accordance with Section 48 of the Danish
Companies Act; if shares are acquired in ownership,
the purchase price may not deviate by more than 10%
from the price quoted at the time of acquisition

PROPOSAL #E.: Approve the specified general                                ISSUER          YES        ABSTAIN           AGAINST
guidelines for incentive pay to the Board of
Directors and the Executive Board

PROPOSAL #F.: Authorize the Board of Directors to                          ISSUER          YES        ABSTAIN           AGAINST
allow the Bank, until 31 DEC 2009, to obtain a loan
in the form of hybrid core capital up to a total
amount equal to 35% of Danske Banks core capital,
including hybrid core capital, under the Danish Act
on State-Funded Capital Injections into Credit
Institutions; such a loan will be a subordinated
bullet loan with no maturity date as specified in the
 Danish Financial Business Act and may be obtained by
 issuing bonds or other instruments of debt entitling
 the lender to interest at a rate which depends in
full or in part on the dividend payable on the Banks
shares; the loan will not confer any right on the
Banks shareholders in respect of pro rata subscription

PROPOSAL #G: Amend the Article 7.2 of the Banks                            ISSUER          YES        ABSTAIN           AGAINST
Articles of Association as specified and approve to
insert a new Article 7.3 in the Banks Articles of
Association as specified

PROPOSAL #H.1: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Amend the Article 1 of the Articles of
Association as specified

PROPOSAL #H.2: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Amend the Article 15 of the Articles of
Association as specified

PROPOSAL #H.3: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Amend the Article 18 of the Articles of
Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DBS GROUP HOLDINGS LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y20246107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
report and audited accounts for the YE 31 DEC 2008
and the Auditors' report thereon

PROPOSAL #2.: Declare a one-tier tax exempt final                          ISSUER          YES          FOR               FOR
dividend of 14 cents per ordinary share, for the YE
31 DEC 2008

PROPOSAL #3.A: Approve to sanction the amount of SGD                       ISSUER          YES          FOR               FOR
1,475,281 proposed as Director's fees for 2008

PROPOSAL #3.B: Approve to sanction the amount of SGD                       ISSUER          YES          FOR               FOR
2,000,000 proposed as special remuneration for Mr.
Koh Boon Hwee for 2008

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

PROPOSAL #5.A: Re-elect Mr. Koh Boon Hwee as a                             ISSUER          YES          FOR               FOR
Director, who are retiring under Article 95 of the
Company's Articles of Association

PROPOSAL #5.B: Re-elect Mr. Christopher Cheng Wai                          ISSUER          YES          FOR               FOR
Chee as a Director, who are retiring under Article 95
 of the Company's Articles of Association

PROPOSAL #6.A: Re-elect Mr. Richard Daniel Stanley,                        ISSUER          YES          FOR               FOR
as a Director, who are retiring under Article 101 of
the Company's Articles Association

PROPOSAL #6.B: Re-elect Ms. Euleen Goh Yiu Kiang, as                       ISSUER          YES          FOR               FOR
a Director, who are retiring under Article 101 of the
 Company's Articles Association

PROPOSAL #6.C: Re-elect Dr. Bart Joseph Broadman, as                       ISSUER          YES          FOR               FOR
a Director, who are retiring under Article 101 of the
 Company's Articles Association

PROPOSAL #7.: Re-appoint Mr. Andrew Robert Fowell                          ISSUER          YES        AGAINST           AGAINST
Buxton as a Director pursuant to Section 153[6] of
the Companies Act, Chapter 50, to hold office from
the date of this AGM until the next AGM the Company

PROPOSAL #8.A: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to a] allot and issue from time to time
such number of ordinary shares in the capital of the
Company [DBSH ordinary shares] as may be required to
be issued pursuant to the exercise of options under
the DBSH share option plan; and b] offer and grant
awards in accordance with the provisions of the DBSH
share plan and to allot and issue from time to time
such number of DBSH ordinary shares as may be
required to be issued pursuant to the vesting of
awards under the DBSH share plan, provided always
that the aggregate number of new DBSH ordinary shares
 to be issued pursuant to the exercise of options
granted under the DBSH share option plan and the
vesting of awards granted or to be granted under the
DBSH share plan shall not exceed 7.5% of the total
number of issued shares [excluding treasury shares]
in the capital of the Company from time to time

PROPOSAL #8.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to a] [i] issue shares in the capital of the Company
 [shares] whether by way of rights, bonus or
otherwise; and/or [ii] make or grant offers,
agreements or options [collectively, Instruments]
that might or would require shares to be issued,
including but not limited to the creation and issue
of [as well as adjustments to] warrants, debentures
or other instruments convertible into shares, at any
time and upon such terms and conditions and for such
purposes and to such persons as the Directors may in
their absolute discretion deem fit; and [b]
[notwithstanding the authority conferred by this
resolution may have ceased to be in force] issue
shares in pursuance of any instrument made or granted
 by the Directors while this Resolution was in force,
 provided that [1] the aggregate number of shares to
be issued pursuant to this resolution [including
shares to be issued in pursuance of instruments made
or granted pursuant to this Resolution] does not
exceed 50% of the total number of issued shares
[excluding treasury shares] in the capital of the
Company [as calculated in accordance with paragraph
[2] below], of which the aggregate number of shares
to be issued other than on a pro rata basis to
shareholders of the Company [including shares to be
issued in pursuance of instruments made or granted
pursuant to this resolution] does not exceed 10% of
the total number of issued shares [excluding treasury
 shares] in the capital of the Company [as calculated
 in accordance with paragraph [2] below]; [2]
[subject to such manner of calculation and
adjustments as may be prescribed by the Singapore
Exchange Securities Trading Limited [SGX-ST]] for the
 purpose of determining the aggregate number of
shares that may be issued under paragraph [1] above,
the percentage of issued shares shall be based on the
 total number of issued shares [excluding treasury
shares] in the capital of the Company at the time
this resolution is passed, after adjusting for [i]
new shares arising from the conversion or exercise of
 any convertible securities or share options or
vesting of share awards which are outstanding or
subsisting at the time this resolution is passed; and
 [ii] any subsequent bonus issue, consolidation or
subdivision of shares; [3] in exercising the
authority conferred by this Resolution, the Company
shall comply with the provisions of the listing
manual of the SGX-ST for the time being in force
[unless such compliance has been waived by the SGX-
ST] and the Articles of Association for the time
being of the Company; [Authority expires at the
earlier of the conclusion of the next AGM of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DBS GROUP HOLDINGS LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y20246107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors for the                              ISSUER          YES          FOR               FOR
purposes of Sections 76C and 76E of the Companies
Act, Chapter 50 [the Companies Act], to purchase or
otherwise acquire issued ordinary shares in the
capital of DBSH [ordinary shares] not exceeding in
aggregate the maximum percentage [as specified], at
such price or prices as may be determined by the
Directors from time to time up to the maximum price
[as specified], whether by way of: [i] market
purchase[s] on the Singapore Exchange Securities
Trading Limited [SGX-ST] transacted through the
Central Limit Order Book trading system and/or any
other securities exchange on which the ordinary
shares may for the time being be listed and quoted
[Other Exchange]; and/or [ii] off-market purchase[s]
[if effected otherwise than on the SGX-ST or, as the
case may be, other exchange] in accordance with any
equal access scheme[s] as may be determined or
formulated by the Directors as they consider fit,
which scheme[s] shall satisfy all the conditions
prescribed by the Companies Act, and otherwise in
accordance with all other laws and regulations and
rules of the SGX-ST or, as the case may be, other
exchange as may for the time being be applicable,
[the share purchase mandate]; [Authority expires the
earlier of the date on which the next AGM of DBSH is
held and the date by which the next AGM of DBSH is
required by law to be held]; and to complete and do
all such acts and things [including executing such
documents as may be required] as they and/or he may
consider expedient or necessary to give effect to the
 transactions contemplated and/or authorized by this

PROPOSAL #2.: Approve, pursuant to Rule 14.1 of the                        ISSUER          YES          FOR               FOR
rules of the DBSH Share Plan [the Plan] and further
to the ordinary resolution passed by the Company in
general meeting on 21 APR 2003, the extension of the
duration of the Plan for a further period of 10 years
 from 18 SEP 2009 up to 17 SEP 2019; and amend the
Rule 8.1 of the Plan as specified

PROPOSAL #S.3: Amend the Articles of Association                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 contingent upon the passing of Resolution 3,
pursuant to Section 161 of the Companies Act, to
allot and issue from time to time such number of new
ordinary shares, new NRPS [as specified] and new RPS
[as specified] in the Company as may be required to
be allotted and issued pursuant to the DBSH Scrip
Dividend Scheme [as specified]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DENWAY MTRS LTD
  TICKER:                N/A             CUSIP:     Y2032Y106
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
financial statements and the report of the Directors
and the Independent Auditor's report for the YE 31
DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Zeng Qinghong as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.2: Re-elect Mr. Yang Dadong as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. Yao Yiming as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. Cheung Doi Shu as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.5: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix the remuneration of the
 Auditors

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to repurchase shares in the capital of the
Company on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or on any other stock exchange
on which the shares of the Company may be listed and
recognized by the Securities and Futures Commission
and the Stock Exchange for this purpose, subject to
and in accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
stock exchange as amended from time to time; approve
the aggregate nominal amount of shares of the Company
 to be repurchased by the Company shall not exceed
10% of the aggregate nominal amount of the issued
share capital of the Company at the date of the
passing of this resolution and the said approval
shall be limited accordingly; [Authority expires
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by law to be

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to allot, issue and deal with additional
shares in the capital of the Company and to make and
grant offers, agreements and options [including
warrants, bonds, debentures, notes and other
securities which carry rights to subscribe for or are
 convertible into shares of the Company] which would
or might require shares to be allotted and after the
end of the relevant period; approve the aggregate
nominal amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors of the Company, otherwise than pursuant to
(a) a Rights Issue [as hereinafter defined]; or (b)
an issue of shares upon the exercise of subscription
rights under any option scheme or similar arrangement
 for the time being adopted for the grant or issue to
 the grantees as specified in such scheme or similar
arrangement of shares or rights to acquire shares of
the Company; or (c) any issue of shares pursuant to
the exercise of rights of subscription or conversion
under the terms of any existing warrants, bonds,
debentures, notes and other securities of the Company
 which carry rights to subscribe for or are
convertible into shares of the Company; or (d) an
issue of shares pursuant to any scrip dividend or
similar arrangement providing for the allotment of
shares in lieu of the whole or part of the dividend
on shares of the Company in accordance with the
Articles of Association of the Company, shall not
exceed 20% of the aggregate nominal amount of the
issued share capital of the Company at the date of
the passing of this resolution and the said approval
shall be limited accordingly; [Authority expires
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by law to be

PROPOSAL #7.: Approve that the conditional upon the                        ISSUER          YES        AGAINST           AGAINST
passing of the ordinary resolutions in items 5 and 6
as specified, the general mandate granted to the
Directors of the Company to exercise the powers of
the Company to allot, issue and deal with any
additional shares of the Company pursuant to ordinary
 resolution in item 6 as specified be and is hereby
extended by the addition thereto of an amount
representing the aggregate nominal amount of the
share capital of the Company repurchased by the
Company under the authority granted pursuant to
ordinary resolution in item 5 as specified, provided
that such extended amount shall not exceed 10% of the
 aggregate nominal amount of the issued share capital
 of the Company at the date of the passing of this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE BOERSE AG, FRANKFURT AM MAIN
  TICKER:                N/A             CUSIP:     D1882G119
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation Of the                       ISSUER          YES          FOR               FOR
distribution Profit of EUR 500,000,000 as follows:
payment of a dividend of EUR 2.10 per no-par share
EUR 109,811,753.30 shall be allocated to the other
revenue reserves ex-dividend date: 21 MAY 2009
payable date: 22 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.1: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Richard Berliand

PROPOSAL #5.2: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Dr. Joachim Faber

PROPOSAL #5.3: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Dr. Manfred Gentz

PROPOSAL #5.4: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Richard M. Hayden

PROPOSAL #5.5: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Craig Heimark

PROPOSAL #5.6: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Dr. Konrad Hummler

PROPOSAL #5.7: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. David Krell

PROPOSAL #5.8: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Hermann-Josef Lamberti

PROPOSAL #5.9: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Friedrich Merz

PROPOSAL #5.10: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Thomas Neisse

PROPOSAL #5.11: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Gerhard Roggemann

PROPOSAL #5.12: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Dr. Erhard Schipporeit

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          YES          FOR               FOR
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not deviating more than 10% from the
market price of the shares, on or before 31 OCT 2010,
 the Company shall also be authorized to use put and
call options for the acquisition of own shares of up
to 5% of the Company's share capital, at a price
neither more than 10 above, nor more than 20% below
the market price of the shares, the Board of Managing
 Director's shall be authorized use the shares for
all legally permissible purposes, especially, to use
the shares for mergers and acquisitions, to offer the
 shares to employees, executives and retired
employees of the Company and its affiliates, to use
the shares within the scope of the Company's stock
option plan, to dispose of the shares in a manner
other than the stock exchange or an offer to all
shareholders if the shares are sold at a price not
materially below their market price, and to retire

PROPOSAL #7.: Amendments to the Articles of                                ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the Shareholders Rights Act (ARUG), as follows:
Section 15(2) of the Article of Association in
respect of the convocation of t he shareholders
meeting being published in the electronic federal
gazette at least 30 days prior to the meeting, the
publishing date of the convocation not being included
 in the 30 day period Section 16(1) of the Article of
 Association in respect of shareholders being
entitled to participate and vote at the shareholders
meeting if they are entered in the Company's share
register and register with the Company by the sixth
day prior to the meeting, Section 16 of the Article
of Association in respect of its heading being
reworded as follows: attendance, voting rights
Section 16(3) of the Article of Association in
respect of proxy-voting instructions being issued in
writing, unless a less stringent form is stipulated
by Law, Section 17 of the Article of Association in
respect of its heading being reworded as follows:
Chairman, broadcast of the AGM Section 17(4) of the
Article of Association in respect of the Board of
Managing Director's being authorized to allow the
audiovisual transmission of the shareholders meeting

PROPOSAL #8.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY: KPMG AG, Berlin

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFANG ELECTRIC CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y20958107
  MEETING DATE:          10/9/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Zhu Yuanchao as the Director                       ISSUER          YES          FOR               FOR
of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFANG ELECTRIC CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y20958107
  MEETING DATE:          2/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to postpone the election of                          ISSUER          YES          FOR               FOR
Members of the new session of the Board of Directors
[the Board] and the Supervisory Committee [the
Supervisory Committee] as specified

PROPOSAL #2.: Approve the post-disaster                                    ISSUER          YES          FOR               FOR
reconstruction of DST's Hanwang production base in
another place as specified

PROPOSAL #S.3: Amend, pursuant to the relevant                             ISSUER          YES          FOR               FOR
regulations including the Decision Concerning
Revisions to Certain Regulations on Cash Dividends of
 Listed Companies recently issued by CSRC and
regulatory documents including the Listing Rules of
the Shanghai Stock Exchange [revision 2008, hereafter
 referred as [New Listing Rules]: the Clause 3 and 2,
 Articles 71(2), 71(6), 103, 104, 128, 143, 191, 197,
 and Clause 2(1) of Article 226 of the Articles of
Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFANG ELECTRIC CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y20958107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 report of the Board of                      ISSUER          YES          FOR               FOR
 Directors

PROPOSAL #2.: Approve the 2008 report of the                               ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #3.: Approve the proposal for the                                 ISSUER          YES          FOR               FOR
distribution of profits after tax for the year 2008

PROPOSAL #4.: Approve the 2008 annual report of the                        ISSUER          YES          FOR               FOR
Company

PROPOSAL #5.1: Elect Mr. Si Zefu as an Non-                                ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.2: Elect Mr. Zhang Xiaolun as an Non-                          ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.3: Elect Mr. Wen Shugang as an Non-                            ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.4: Elect Mr. Huang Wei as an Non-                              ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.5: Elect Mr. Zhu Yuanchao as an Non-                           ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.6: Elect Mr. Zhang Jilie as an Non-                            ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.7: Elect Mr. Chen Xiaoyue as an                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #5.8: Elect Mr. Li Yanmeng as an Independent                      ISSUER          YES          FOR               FOR
 Non-Executive Director

PROPOSAL #5.9: Elect Mr. Zhao Chunjun as an                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #6.1: Elect Mr. Wen Bingyou as a Supervisor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Elect Mr. Wen Limin as a Supervisor                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve to determine the Directors'                          ISSUER          YES          FOR               FOR
remuneration of the Members of the 6th Board

PROPOSAL #8.: Approve to determine Supervisors'                            ISSUER          YES          FOR               FOR
remuneration of the Members of the 6th Supervisory
Committee

PROPOSAL #9.: Approve that the Company may send or                         ISSUER          YES          FOR               FOR
supply Corporate Communications to its Shareholders
of H Shares [in relation to whom the conditions set
out below are met] by making such Corporate
Communications available on the Company's own website
 [www.dec-ltd.cn] and the website [www.hkex.com.hk]
of The Stock Exchange of Hong Kong Limited or in
printed forms [in English only, in Chinese only or in
 both English and Chinese], and to authorize any
Director of the Company for and on behalf of the
Company to sign all such documents and/or do all such
 things and acts as the director may consider
necessary or expedient and in the interest of the
Company for the purpose of effecting or otherwise in
connection with the Company's proposal of
communication with its shareholders of H Shares
through the Company's website and the website of The
Stock Exchange of Hong Kong Limited or in printed
forms; the supply of Corporate communications by
making such Corporate communications available on the
 Company's own website and the website of The Stock
Exchange of Hong Kong Limited is subject to the
fulfillment of the following conditions: (i) each
holder of H Shares has been asked individually by the
 Company to agree that the Company may send or supply
 corporate communications generally, or the corporate
 communication in question, to him by means of the
Company's own website; and (ii) the Company has not
received a response indicating objection from the
holder of H Shares within a period of 28 days

PROPOSAL #S.1: Amend the Articles of Association [as                       ISSUER          YES          FOR               FOR
specified], and authorize the Board [1] to handle
relevant filing, change and registration procedures
[if necessary] arising from amendments to the
Articles of Association of the Company; [2] to handle
 the relevant procedures regarding amendment of the
Articles of Association with the relevant PRC
government authorities; [3] and other relevant matters

PROPOSAL #S.2: Authorize the Board of the Company,                         ISSUER          YES        AGAINST           AGAINST
subject to separately or concurrently issue, allot
and deal with additional shares of A shares and/or H
shares during the relevant period [as specified] and
to make or grant offers, agreements and/or options
for such matters, other than the shares issued
pursuant to rights issue, any acquisition proposal in
 relation to any option shares of the Company, any
shares issue proposal in lieu of dividend or similar
arrangements or the shares issued as approved by the
general meeting, the aggregate number of A Shares
and/or H Shares to be issued or allotted as approved
by the Board or issued or allotted as agreed
conditionally or unconditionally by the Board,
[whether to be based on options or other methods],
respectively shall not exceed 20% of the A Shares
and/or H Shares issued by the Company as at the date
of the passing of this special resolution; the Board
will only exercise its power under the general
mandate in compliance with the Company law of the
People's Republic of China and the Rules Governing
the Listing of Securities on the Stock Exchange of
Hong Kong Limited and only if approvals [if
necessary] from the China Securities Regulatory
Commission and/or other relevant PRC government
authorities are obtained, when the Board carries out
the A Shares issue proposal as per the general
mandate, the A shares issue proposal to be submitted
by the Board will still be subject to the approval of
 the general meeting if the PRC Domestic Laws and
regulations stipulated so; furthermore, if the Board
exercises the general mandate and issue A Share while
 the relevant regulatory authorities in the PRC has
reviewed the same but approval has not yet been
granted, the general mandate granted to the Board in
connection with H Share issue shall remain in force;
(4) for the purposes of this special resolution, A
shares means RMB Domestic Ordinary Shares with a par
value of RMB 1, which are listed on the Shanghai
Stock Exchange and shall be subscribed/paid with
Renminbi; H shares means overseas listed foreign
shares with a par value of RMB 1, which are listed on
 the Stock Exchange of Hong Kong Stock Limited and
shall be subscribed/ paid with Hong Kong dollars;
[Authority expires earlier at the conclusion of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFANG ELECTRIC CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y20958107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve that the Company has fulfilled                       ISSUER          YES          FOR               FOR
the Issue Criteria

PROPOSAL #s.2.1: Approve the Class of shares to be                         ISSUER          YES          FOR               FOR
issued and nominal value: A Shares, with nominal
value of RMB 1.00 per A Share

PROPOSAL #s.2.2: Approve the Manner of issue: Non-                         ISSUER          YES          FOR               FOR
public issue, the Company will issue new A Shares to
not more than 10 investors at such time as it
considers appropriate within six months following the
 approval of the Proposed Placing by CSRC

PROPOSAL #s.2.3: Approve the Targets to whom the                           ISSUER          YES          FOR               FOR
shares are to be issued: Not more than 10 investors,
including DEC and Securities Investment Fund
Management Companies, Securities Companies, Trust
Investment Companies, Finance Companies, Insurance
Institutional Investors and other qualified
investors, the actual places will be determined by
the Company after the necessary approvals of the
Proposed Placing have been obtained and based on the
prices offered by the Target Investors

PROPOSAL #s.2.4: Approve the Lock-up periods: For                          ISSUER          YES          FOR               FOR
DEC: no disposal of any new A Shares to be issued
pursuant to the Proposed Placing within a period of
36 months from the date of issue of such A Shares;
For other investors: no disposal of any new A Shares
to be issued pursuant to the Proposed Placing within
a period of 12 months from the date of issue of such
A Shares

PROPOSAL #s.2.5: Approve the manner of subscription:                       ISSUER          YES          FOR               FOR
all subscribers will subscribe in cash for the new A
Shares to be issued pursuant to the Proposed Placing

PROPOSAL #s.2.6: Approve the number of new A Shares                        ISSUER          YES          FOR               FOR
to be issued: up to 145,000,000 new A Shares, among
which DEC will subscribe for not less than the higher
 of: a) 30,000,000 new A Shares and b) 50% of the
total number of new A Shares to be issued pursuant to
 the Proposed Placing; the actual number of new A
Shares to be issued will be determined by the Board
[or its authorized person(s)] in accordance with the
authorization granted by the Shareholders, having
regard to market conditions and in consultation with
the sponsor [lead underwriter] of the Proposed
Placing, the number of new A shares to be issued
under the Proposed Placing will be adjusted in cases
of ex-rights or ex-dividend during the period from
the Price Determination Date to the date of issue of
such new A Shares

PROPOSAL #s.2.7: Approve the Price Determination Date                      ISSUER          YES          FOR               FOR
 and issue price: the Price Determination Date of the
 Proposed Placing is the date of the announcement of
the Board's resolutions passed at the 34th meeting of
 the 5th session of the Board; the issue price will
be not less than 90% of the average trading price of
the A Shares as quoted on the Shanghai Stock Exchange
 for the Price Determination Period [which is
calculated by dividing the total turnover of the A
Shares during the Price Determination Period by the
total trading volume of the A Shares during the same
period]; the actual issue price will be determined by
 the Board after the necessary approvals of the
Proposed Placing have been obtained and in accordance
 with the authorization granted by the Shareholders
and the relevant laws, administrative regulations and
 provisions in other regulatory documents, having
regard to market conditions and the price offered by
the target investors and in consultation with the
sponsor [lead underwriter] of the Proposed Placing,
the issue price will be adjusted in cases of ex-
rights or ex-dividend during the period from the
Price Determination Date to the date of issue of the

PROPOSAL #s.2.8: Approve the Place of listing: after                       ISSUER          YES          FOR               FOR
expiry of the lock-up periods, the new A Shares to be
 issued pursuant to the Proposed Placing will be
listed and traded on the Shanghai Stock Exchange

PROPOSAL #s.2.9: Approve the Use of proceeds: the                          ISSUER          YES          FOR               FOR
proceeds raised from the Proposed Placing will be
applied to the following projects: 1) Relocation and
redevelopment project of the Hanwang production base;
 2) experiment centre project in respect of clean and
 high-efficiency boiler combustion technology; 3)
Technology improvement project of million kilowatt
nuclear power conventional Island; and Replenishing
working capital as specified; among the above
projects, the technology improvement project of
million kilowatt nuclear power conventional island is
 one of the projects to which part of the proceeds
from the Company's previous issue of new A Shares to
non-targeted public subscribers in 2008 was intended
to be applied; the Board has resolved to apply about
RMB 386 million of the net proceeds from the previous
 issue mentioned above to the project; in the event
that the actual amount of net proceeds raised under
the Proposed Placing is less than the total amount of
 net proceeds proposed to be applied to the Projects,
 the Company will seek alternative financing to fund
the shortfall; in the event that the actual amount of
 net proceeds raised under the Proposed Placing
exceeds the total amount of net proceeds proposed to
be applied to the Projects, the Board will be
authorized to exercise its discretion to allocate the
 surplus among the Projects based on the progress and
 capital requirements of the Projects; if the net
proceeds from the Proposed Placing cannot be made
available in accordance with the progress of the
Projects, the Company may fund the Projects by other
available resources first and apply the net proceeds
from the Proposed Placing to the Projects as and when
 they are available, the capital requirement of the
Projects amounts to RMB 6,350 million; the amount of
net proceeds from the Proposed Placing is expected to
 be not more than RMB 5,000,000,000

PROPOSAL #s2.10: Approve the arrangement relating to                       ISSUER          YES          FOR               FOR
the distributable profits of the Company accumulated
but not declared: shareholders before and after
completion of the Proposed Placing will have the same
 rights to the distributable profits of the Company
accumulated but not declared as at the date of
completion of the Proposed Placing

PROPOSAL #s2.11: Approve the valid period of the                           ISSUER          YES          FOR               FOR
authorization in respect of the Proposed Placing: the
 authorization will be valid for 12 months following
the date of approval of the Proposed Placing by the
Shareholders

PROPOSAL #s.3: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolutions Number 1 and 2 and the passing of the
resolutions proposed at the Class Meetings, the DEC
Subscription Agreement and the Proposed DEC
Subscription contemplated thereunder and authorize
Mr. Si Zefu, a Director, or other Director authorized
 by him, to make necessary amendments to the DEC
Subscription Agreement by way of supplemental
agreement(s) before the coming into effect and
performance of such agreement in accordance with the
requirements of the relevant regulatory authorities

PROPOSAL #s.4: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution Numbers 1, 2, 3 and the passing of the
resolutions proposed at the Class Meetings, the Issue
 Proposal

PROPOSAL #s.5: Authorize the Board, subject to the                         ISSUER          YES          FOR               FOR
passing of Resolutions Number 1, 2, 3 and the passing
 of the resolutions proposed at the Class Meetings,
to deal with, in its absolute discretion, all matters
 relating to the Proposed Placing, including: 1) to
formulate and implement the specific proposal for the
 Proposed Placing, to determine the number of shares
to be issued, the issue price, the targets to whom
the shares are to be issued, the time for the issue,
the commencement and the end of the issue period and
all other matters relating to the Proposed Placing;
2) to revise the proposal for the Proposed Placing
for the purposes of complying with relevant laws and
regulations or the requirements of the relevant
securities regulatory authorities [except those
matters which are required to be approved again by
the Shareholders in general meeting pursuant to
relevant laws and regulations or the Articles of
Association], and to adjust and reduce the Projects
before the issue of shares pursuant to the Proposed
Placing, based on factors such as the approval of the
 Projects by the relevant authority, the change in
relevant market conditions and the change in the
conditions for implementing the Projects; 3)
authorize the Board, the Chairman of the Board and
any person authorized by the chairman of the Board to
 sign any document relating to the Proposed Placing
and complete the procedures for all necessary or
appropriate application, submission, registration and
 filing in relation to the Proposed Placing; 4)
authorize the Board, the Chairman of the Board and
any person authorized by the chairman of the Board to
 execute, amend, supplement, deliver, submit and
implement all agreements and application documents in
 relation to the Proposed Placing and to complete the
 relevant application and submission procedures; 5)
authorize the Board and the chairman of the Board to
handle the matters relating to the submission for
issue of shares pursuant to the Proposed Placing; 6)
authorize the Board to handle the matters relating to
 the amendment of the Articles of Association and the
 relevant amendment registration after completion of
the Proposed Placing, and all other matters in
relation to the Proposed Placing; 7) authorize the
Board to adjust and reduce the proposed amount of
proceeds from the Proposed Placing to be applied to
any one or more Projects in the event that the actual
 amount of net proceeds raised from the Proposed
Placing is less than the total amount of proceeds
proposed to be applied to the Projects, and to apply
the surplus proceeds for replenishing the Company's
working capital in the event that the actual amount
of capital applied to the Projects is less than the
actual amount of net proceeds raised from the
Proposed Placing; 8) authorize the Board, the
chairman of the Board and any person authorized by
the chairman of the Board to handle the matters
relating to the listing on the Shanghai Stock
Exchange of the new A Shares to be issued pursuant to

PROPOSAL #6.: Approve, subject to the passing of                           ISSUER          YES          FOR               FOR
Resolutions Number 1, 2, 3 and the passing of the
resolutions proposed at the Class Meetings, the
Feasibility Analysis Report

PROPOSAL #7.: Approve, subject to the passing of                           ISSUER          YES          FOR               FOR
Resolutions Number 1, 2 and 3 and the passing of the
resolutions proposed at the Class Meetings, the CSRC
Waiver

PROPOSAL #8.: Approve the report on the Use of                             ISSUER          YES          FOR               FOR
Previous Proceeds

PROPOSAL #9.1: Approve the 2009 Purchase and                               ISSUER          YES          FOR               FOR
Production Services Framework Agreement, the related
Continuing Connected Transactions and the related
Proposed Annual Caps

PROPOSAL #9.2: Approve the 2009 Sales and Production                       ISSUER          YES          FOR               FOR
Services Framework Agreement, the related Continuing
Connected Transactions and the related Proposed
Annual Caps

PROPOSAL #9.3: Approve the 2009 Combined Ancillary                         ISSUER          YES          FOR               FOR
Services Framework Agreement, the related Continuing
Connected Transactions and the related Proposed
Annual Caps

PROPOSAL #9.4: Approve the 2009 Financial Services                         ISSUER          YES        AGAINST           AGAINST
Framework Agreement, the related Continuing Connected
 Transactions and the related Proposed Annual Caps

PROPOSAL #9.5: Approve the 2009 Properties and                             ISSUER          YES          FOR               FOR
Equipment Framework Lessee Agreement, the related
Continuing Connected Transactions and the related
Proposed Annual Caps

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DONGFANG ELECTRIC CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y20958107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: Class of shares to be
issued and nominal value: A Shares, with nominal
value of RMB 1.00 per A Share

PROPOSAL #S.1.2: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: Manner of issue: Non-
public issue, the Company will issue new A Shares to
not more than 10 investors at such time as it
considers appropriate within 6 months following the
Proposed Placing by CSRC

PROPOSAL #S.1.3: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: targets to whom the shares
 are to be issued: not more than 10 investors,
including DEC and securities investment fund
management Companies, Securities Companies, Trust
Investment Companies, Finance Companies, insurance
institutional investors and other qualified
investors, the actual placees will be determined by
the Company after the necessary approvals of the
Proposed Placing have been obtained and based on the
prices offered by the target investors

PROPOSAL #S.1.4: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: lock-up periods: for DEC:
no disposal of any new A Shares to be issued pursuant
 to the Proposed Placing within a period of 36 months
 from the date of issue of such A Shares, for other
investors: no disposal of any new A Shares to be
issued pursuant to the Proposed Placing within a
period of 12 months from the date of issue of such A
Shares

PROPOSAL #S.1.5: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: manner of subscription:
all subscribers will subscribe in cash for the new A
Shares to be issued pursuant to the Proposed Placing

PROPOSAL #S.1.6: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: number of new A Shares to
be issued: up to 145,000,000 new A Shares, among
which DEC will subscribe for not less than the higher
 of [a] 30,000,000 new A Shares and [b] 50% of the
total number of new A Shares to be issued pursuant to
 the Proposed Placing; the actual number of new A
Shares to be issued will be determined by the Board
[or its authorized person[s]] in accordance with the
authorization granted by the Shareholders, having
regard to market conditions and in consultation with
the sponsor [lead underwriter] of the Proposed
Placing; the number of new A shares to be issued
under the Proposed Placing will be adjusted in cases
of ex-rights or ex-dividend during the period from
the Price Determination Date to the date of issue of
such new A Shares

PROPOSAL #S.1.7: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: the Price Determination
Date and issue price: the Price Determination Date of
 the Proposed Placing is the date of the announcement
 of the Board's resolutions passed at the 34th
meeting of the 5th session of the Board; the issue
price will be not less than 90% of the average
trading price of the A Shares as quoted on the
Shanghai Stock Exchange for the Price Determination
Period [which is calculated by dividing the total
turnover of the A Shares during the Price
Determination Period by the total trading volume of
the A Shares during the same period]; the actual
issue price will be determined by the Board after the
 necessary approvals of the Proposed Placing have
been obtained and in accordance with the
authorization granted by the Shareholders and the
relevant laws, administrative regulations and
provisions in other regulatory documents, having
regard to market conditions and the price offered by
the target investors and in consultation with the
sponsor [lead underwriter] of the Proposed Placing,
the issue price will be adjusted in cases of ex-
rights or ex-dividend during the period from the
Price Determination Date to the date of issue of the

PROPOSAL #S.1.8: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: place of listing: after
expiry of the lock-up periods, the new A Shares to be
 issued pursuant to the Proposed Placing will be
listed and traded on the Shanghai Stock Exchange

PROPOSAL #S.1.9: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: use of proceeds: the
proceeds raised from the Proposed Placing will be
applied to the specified projects

PROPOSAL #S1.10: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: arrangement relating to
the distributable profits of the Company accumulated
but not declared: Shareholders before and after
completion of the Proposed Placing will have the same
 rights to the distributable profits of the Company
accumulated but not declared as at the date of
completion of the Proposed Placing

PROPOSAL #S1.11: Approve, subject to the passing of                        ISSUER          YES          FOR               FOR
Resolution 1 and Resolution 2 proposed at the EGM and
 the passing of Resolution 1 proposed at the Class
Meeting of A Shareholders: valid period of the
authorization in respect of the Proposed Placing:
authority expires after 12 months following the date
of approval of the Proposed Placing by the

PROPOSAL #S.2: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution 1, the passing of Resolution 1, Resolution
 2 and Resolution 3 proposed at the EGM and the
passing of the resolutions proposed at the Class
Meeting of A Shareholders, the DEC Subscription
Agreement and the Proposed DEC Subscription
contemplated thereunder, and authorize Mr. Si Zefu, a
 Director, or other Director authorized by him, to
make necessary amendments to the DEC Subscription
Agreement by way of supplemental agreement[s] before
the coming into effect and performance of such
agreement in accordance with the requirements of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                E.ON AKTIENGESELLSCHAFT EON, DUESSELDORF
  TICKER:                N/A             CUSIP:     D24914133
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report, and the re-port
pursuant to sect ions 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribute profit of EUR 2,856,795,549 as follows:
payment of a dividend of EUR 1.50 per no-par share
ex-dividend and payable date: 05 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Election of Mr. Jens P. Heyerdahl D.Y.                       ISSUER          YES          FOR               FOR
to the Supervisory Board

PROPOSAL #6.A: Election of the auditor for the 2009                        ISSUER          YES          FOR               FOR
financial year as well as for the inspection of
financial statements: PricewaterhouseCoopers
Aktiengesellschaft Wirtschaftspruefungsgesellschaft,
Duesseldorf, is appointed as the auditor for the
annual as well as the consolidated financial
statements for the 2009 financial year.

PROPOSAL #6.B: Election of the auditor for the 2009                        ISSUER          YES          FOR               FOR
financial year as well as for the inspection of
financial statements: in addition,
PricewaterhouseCoopers Aktiengesellschaft
Wirtschaftspruefungsgesellschaft, Duesseldorf, is
appointed as the auditor for the inspection of the
abbreviated financial statements and the interim
management report for the first half of the 2009
financial year.

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #8.: Resolution on the creation of                                ISSUER          YES          FOR               FOR
authorized capital and the corresponding amendment to
 the Articles of Association

PROPOSAL #9.A: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible and/or warrant bonds , profit-
sharing rights and/or participating bonds, the
creation of contingent capital, and the corresponding
 amendment to the Articles of Association a)
authorization I: the Board of Managing Directors
shall be authorized, with the con sent of the
Supervisory Board, to issue bonds or profit-sharing
rights of up to EUR 5,000,000,000, conferring
convertible and/or option rights for shares of the
Company, on or before 05 MAY 2014 shareholders shall
be granted subscription except, for residual amounts,
 for the granting of such rights to other
bondholders, and for the issue of bonds conferring
convertible and/or option rights for shares of the
company of up to 10% of the share capital if such
bonds are issued at a price not materially below
their theoretical market value shareholders'
subscription rights shall also be excluded for the
issue o f profit-sharing rights and/or participating
bonds without convertible or option rights with
debenture like features, the Company's share capital
shall be increased accordingly by up to EUR
175,000,000 through the issue of up to 175,000,000
new registered shares, insofar as convertible and/or
option rights are exercised [contingent capital 2009

PROPOSAL #9.B: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible and/or warrant bonds , profit-
sharing rights and/or participating bonds, the
creation of contingent capital, and the corresponding
 amendment to the Articles of Association b)
authorization ii: the board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to issue bonds or profit-sharing
rights of up to EUR 5,000,000,000, conferring
convertible and/or option rights for shares of the
company, on or before 05 May 2014, shareholders shall
 be granted subscription except, for residual
amounts, for the granting of such rights to other
bondholders, and for the issue of bonds conferring
convertible and/or option rights for shares of the
company of up to 10 pct. of the share capital if such
 bonds are issued at a price not materially below
their theoretical market value, shareholders'
subscription rights shall also be excluded for the
issue o f profit-sharing rights and/or participating
bonds without convertible or option rights with
debenture-like features, the Company's share capital
shall be increased accordingly by up to EUR
175,000,000 through the issue of up to 175,000,000
new registered shares, insofar as convertible and/or
option rights are exercised [contingent capital 2009

PROPOSAL #10.: Adjustment of the object of the                             ISSUER          YES          FOR               FOR
Company and the corresponding amendment to the
Articles of Association

PROPOSAL #11.A: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] a) amendment to
section 19[2]2 of the Articles of Association in
respect of the Board of Directors being authorized to
 allow the audiovisual transmission of the
shareholders' meeting

PROPOSAL #11.B: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] b) amendment to
section 20[1] of the Articles of Association in
respect of proxy-voting instructions being issued in
written or electronically in a manner defined by the
Company

PROPOSAL #11.C: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] c) amendment to
section 18[2] of the Articles of Association in
respect of shareholders being entitled to participate
 and vote at the shareholders' meeting if they
register with the Company by the sixth day prior to

PROPOSAL #12.: Approval of the control and profit                          ISSUER          YES          FOR               FOR
transfer agreement with the Company's wholly-owned
subsidiary, E.ON Einundzwanzigste Verwaltungs GMBH,
effective until at least 31 DEC 2013

PROPOSAL #13.: Approval of the control and profit                          ISSUER          YES          FOR               FOR
transfer agreement with the Company's wholly-owned
subsidiary, E.On Zweiundzwanzigste Verwaltungs Gmbh,
effective until at least 31 DEC 2013

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EFG EUROBANK ERGASIAS S A
  TICKER:                N/A             CUSIP:     X1898P101
  MEETING DATE:          1/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital                        ISSUER          NO           N/A               N/A
of the Bank in accordance with Law 3723/2008, with
the issue of redeemable preference shares without
voting rights, to the Greek state foregoing pre-
emption rights for existing shareholders, and amend
the Article 5 and 6 of the Articles of Association

PROPOSAL #2.: Approve the treasury shares special                          ISSUER          NO           N/A               N/A
scheme, in accordance with Article 16 of the Company
Law 2190/1920

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ESPRIT HLDGS LTD
  TICKER:                N/A             CUSIP:     G3122U145
  MEETING DATE:          12/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements and the reports of
the Directors and the Auditors of the Group for the
YE 30 JUN 2008

PROPOSAL #2.: Approve a final dividend of 1.15 Hong                        ISSUER          YES          FOR               FOR
Kong dollar per share for the YE 30 JUN 2008

PROPOSAL #3.: Approve a special dividend of 2.10 Hong                      ISSUER          YES          FOR               FOR
 Kong dollar per share for the YE 30 JUN 2008

PROPOSAL #4.I: Re-elect Mr. Thomas Johannes Grote as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #4.II: Re-elect Mr. Raymond Or Ching Fai as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #4.III: Re-elect Dr. Hans-Joachim Korber as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #4.IV: Authorize the Board to fix the                             ISSUER          YES          FOR               FOR
Directors' remuneration

PROPOSAL #5.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors and authorize
the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors to purchase                          ISSUER          YES          FOR               FOR
shares not exceeding 10% of the issued share capital
of the Company

PROPOSAL #7.: Authorize the Directors, subject to                          ISSUER          YES        AGAINST           AGAINST
restriction on discount and restriction on
refreshment as specified, to issue, allot and deal
with additional shares up to a maximum of 5% of the
issued share capital of the Company, save in the case
 of an allotment for the purpose of an acquisition or
 where the consideration for such allotment is
otherwise than wholly in cash, up to a maximum of 10%
 of the issued share capital of the Company as at the
 date of passing of this resolution

PROPOSAL #8.: Authorize the Directors to issue shares                      ISSUER          YES        AGAINST           AGAINST
 in Resolution No. 7 by the number of shares
repurchased under Resolution No. 6

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EUROPEAN AERONAUTIC DEFENCE AND SPACE NV, SCHIPHOL
  TICKER:                N/A             CUSIP:     F17114103
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board report including                           ISSUER          NO           N/A               N/A
chapter on Corporate Governance, policy on dividends,
 and remuneration policy

PROPOSAL #2.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
statutory reports

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends of EUR 0.20 per share

PROPOSAL #4.: Grant discharge to the Directors                             ISSUER          NO           N/A               N/A

PROPOSAL #5.: Ratify Ernst and Young as the Auditors                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: Amend the Article 29 regarding FY and                        ISSUER          NO           N/A               N/A
annual accounts

PROPOSAL #7.: Authorize the Board to issue shares up                       ISSUER          NO           N/A               N/A
to 1% of issued capital and restricting/ excluding
pre-emptive rights

PROPOSAL #8.: Approve the cancellation of shares                           ISSUER          NO           N/A               N/A
repurchased by the Company

PROPOSAL #9.: Grant authority for the repurchase of                        ISSUER          NO           N/A               N/A
up to 10% of issued share capital

PROPOSAL #10.: Elect Mr. Wilfried Porth as a Director                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRESENIUS MED CARE AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     D2734Z107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report, and the report
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code, and approval of the financial
statement for 2008 FY

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 761,954,502.81 as
follows: payment of a dividend of EUR 0.58 per
ordinary share and EUR 0.60 per preferred share EUR
589,187,597.93 shall be carried forward ex-dividend
and payable date: 08 MAY 2009

PROPOSAL #3.: Ratification of the acts of the general                      ISSUER          NO           N/A               N/A
 partner

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY.: KPMG AG, Berlin

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                G4S PLC, CRAWLEY
  TICKER:                N/A             CUSIP:     G39283109
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the financial statements and                           ISSUER          YES          FOR               FOR
reports of the Directors and the Auditor

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the confirmation and                                 ISSUER          YES          FOR               FOR
declaration of dividends

PROPOSAL #4.: Re-elect Mr. Trevor Dighton as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Thorleif Krarup [member of                      ISSUER          YES          FOR               FOR
 Audit Committee] as a Director

PROPOSAL #6.: Re-election Mr. Mark Seligman [member                        ISSUER          YES          FOR               FOR
of Audit and Remuneration Committee] as a Director

PROPOSAL #7.: Re-appoint KPMG as the Auditor and                           ISSUER          YES          FOR               FOR
grant authority to fix their remuneration

PROPOSAL #8.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital

PROPOSAL #S.10: Grant authority to disapply statutory                      ISSUER          YES          FOR               FOR
 pre-emption rights

PROPOSAL #S.11: Grant authority to purchase own shares                     ISSUER          YES          FOR               FOR

PROPOSAL #S.12: Approve to allow general meetings                          ISSUER          YES          FOR               FOR
[other than AGMs] to be called on 14 days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAMESA CORPORACION TECHNOLOGICA S A
  TICKER:                N/A             CUSIP:     E54667113
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual and consolidated                      ISSUER          YES          FOR               FOR
 annual accounts of the exercise 2008

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR
and the distribution of the dividend

PROPOSAL #3.: Approve the management report of the                         ISSUER          YES          FOR               FOR
company and consolidated group

PROPOSAL #4.: Approve the management of the Board of                       ISSUER          YES          FOR               FOR
Directors

PROPOSAL #5.: Ratify the Board Member of Iberdrola                         ISSUER          YES          FOR               FOR
with the Calification of dominical External Member

PROPOSAL #6.: Ratify the appointment of Mr. Carles                         ISSUER          YES          FOR               FOR
Fernandez-Lerga with Calification of other External
Board Members

PROPOSAL #7.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the derivated acquisition of own shares until max of
5% leaving without effect the previous agreements
approved in the OGM of 2008

PROPOSAL #9.: Approve the Incentive Plan to long-term                      ISSUER          YES          FOR               FOR
 through the deliver of shares of the Company
included in the strategic plan 2009-2011, delegation
of the faculties for the execution of this

PROPOSAL #10.: Approve the delegation of the                               ISSUER          YES          FOR               FOR
faculties for the execution of the agreements in the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAZPROM O A O
  TICKER:                N/A             CUSIP:     368287207
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual report of the                         ISSUER          YES          FOR               FOR
Company.

PROPOSAL #2.: Approval of the annual accounting                            ISSUER          YES          FOR               FOR
statements, including the profit and loss reports
[profit and loss accounts] of the Company.

PROPOSAL #3.: Approval of the distribution of profit                       ISSUER          YES          FOR               FOR
of the Company based on the results of 2008.

PROPOSAL #4.: Regarding the amount of, time for and                        ISSUER          YES          FOR               FOR
form of payment of dividends based on the results of
2008.

PROPOSAL #5.: Approval of the External Auditor of the                      ISSUER          YES          FOR               FOR
 Company.

PROPOSAL #6.: Regarding the remuneration of Members                        ISSUER          YES        AGAINST           AGAINST
of the Board of Directors and Audit Commission of the
 Company.

PROPOSAL #7.1: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] regarding receipt by OAO
Gazprom of funds in a maximum sum of 500 million U.S.
 dollars or its equivalent in rubles or euros, for a
term of up to and including 5 years, with interest
for using the loans to be paid at a rate not
exceeding 15% per annum in the case of loans in U.S.
dollars / euros and at a rate not exceeding the Bank
of Russia's refinancing rate in effect on the date of
 entry into the applicable loan agreement, plus 3%
per annum, in the case of loans in rubles.

PROPOSAL #7.2: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO regarding receipt by OAO Gazprom of funds
 in a maximum sum of 1.5 billion U.S. dollars or its
equivalent in rubles or euros, for a term of up to
and including 5 years, with interest for using the
loans to be paid at a rate not exceeding 15% per
annum in the case of loans in U.S. dollars / euros
and at a rate not exceeding the Bank of Russia's
refinancing rate in effect on the date of entry into
the applicable loan agreement, plus 3% per annum, in
the case of loans in rubles.

PROPOSAL #7.3: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank regarding receipt by OAO Gazprom of funds in a
maximum sum of 1 billion U.S. dollars or its
equivalent in rubles or euros, for a term of up to
and including 5 years, with interest for using the
loans to be paid at a rate not exceeding 15% per
annum in the case of loans in U.S. dollars / euros
and at a rate not exceeding the Bank of Russia's
refinancing rate in effect on the date of entry into
the applicable loan agreement, plus 3% per annum, in
the case of loans in rubles.

PROPOSAL #7.4: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and State
Corporation Bank for Development and Foreign Economic
 Affairs [Vnesheconombank] regarding receipt by OAO
Gazprom of funds in a maximum sum of 6 billion U.S.
dollars or its equivalent in rubles or euros, for a
term of up to and including 5 years, with interest
for using the loans to be paid at a rate not
exceeding 15% per annum in the case of loans in U.S.
dollars / euros and at a rate not exceeding the Bank
of Russia's refinancing rate in effect on the date of
 entry into the applicable loan agreement, plus 3%
per annum, in the case of loans in rubles.

PROPOSAL #7.5: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Rosselkhozbank regarding receipt by OAO Gazprom of
funds in a maximum sum of 1.5 billion U.S. dollars or
 its equivalent in rubles or euros, for a term of up
to and including 5 years, with interest for using the
 loans to be paid at a rate not exceeding 15% per
annum in the case of loans in U.S. dollars / euros
and at a rate not exceeding the Bank of Russia's
refinancing rate in effect on the date of entry into
the applicable loan agreement, plus 3% per annum, in
the case of loans in rubles.

PROPOSAL #7.6: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company], to be entered into
pursuant to a loan facility agreement between OAO
Gazprom and the bank, involving receipt by OAO
Gazprom of funds in a maximum sum of 25 billion
rubles, for a term not exceeding 30 calendar days,
with interest for using the loans to be paid at a
rate not exceeding the indicative rate based on the
offered rates of Russian ruble loans [deposits] in
the Moscow money market [MosPrime Rate] established
for loans with a maturity equal to the period of
using the applicable loan, quoted as of the date of
entry into the applicable transaction, increased by

PROPOSAL #7.7: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO, to be entered into pursuant to a loan
facility agreement between OAO Gazprom and the bank,
involving receipt by OAO Gazprom of funds in a
maximum sum of 17 billion rubles, for a term not
exceeding 30 calendar days, with interest for using
the loans to be paid at a rate not exceeding the
indicative rate based on the offered rates of Russian
 ruble loans [deposits] in the Moscow money market
[MosPrime Rate] established for loans with a maturity
 equal to the period of using the applicable loan,
quoted as of the date of entry into the applicable

PROPOSAL #7.8: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gazenergoprombank, to be entered into pursuant to a
loan facility agreement between OAO Gazprom and the
bank, involving receipt by OAO Gazprom of funds in a
maximum sum of 100 million U.S. dollars, for a term
not exceeding 30 calendar days, with interest for
using the loans to be paid at a rate not exceeding
the London Interbank Offered Rate [LIBOR] established
 for loans with a maturity equal to the period of
using the applicable loan, quoted as of the date of
entry into the applicable transaction, increased by

PROPOSAL #7.9: Approve, in accordance with Chapter XI                      ISSUER          YES          FOR               FOR
 of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank, to be entered into pursuant to a loan facility
agreement between OAO Gazprom and the bank, involving
 receipt by OAO Gazprom of funds in a maximum sum of
5 billion rubles, for a term not exceeding 30
calendar days, with interest for using the loans to
be paid at a rate not exceeding the indicative rate
based on the offered rates of Russian ruble loans
[deposits] in the Moscow money market [MosPrime Rate]
 established for loans with a maturity equal to the
period of using the applicable loan, quoted as of the
 date of entry into the applicable transaction,

PROPOSAL #7.10: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which
Gazprombank [Open Joint Stock Company] will, upon the
 terms and conditions announced by it, accept and
credit funds transferred to accounts opened by OAO
Gazprom and conduct operations through the accounts
in accordance with OAO Gazprom's instructions, as
well as agreements between OAO Gazprom and
Gazprombank [Open Joint Stock Company] regarding
maintenance in the account of a non-reducible balance
 in a maximum sum not exceeding 20 billion rubles or
its equivalent in a foreign currency for each
transaction, with interest to be paid by the bank at
a rate not lower than 0.1% per annum in the relevant

PROPOSAL #7.11: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO pursuant to which Sberbank of Russia OAO
will, upon the terms and conditions announced by it,
accept and credit funds transferred to accounts
opened by OAO Gazprom and conduct operations through
the accounts in accordance with OAO Gazprom's

PROPOSAL #7.12: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gazenergoprombank pursuant to which ZAO
Gazenergoprombank will, upon the terms and conditions
 announced by it, accept and credit funds transferred
 to accounts opened by OAO Gazprom and conduct
operations through the accounts in accordance with
OAO Gazprom's instructions.

PROPOSAL #7.13: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank pursuant to which OAO VTB Bank will, upon the
terms and conditions announced by it, accept and
credit funds transferred to accounts opened by OAO
Gazprom and conduct operations through the accounts
in accordance with OAO Gazprom's instructions.

PROPOSAL #7.14: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which the
bank will provide services to OAO Gazprom making use
of the Bank Client electronic payments system,
including, without limitation, receipt from OAO
Gazprom of electronic payment documents for executing
 expense operations through accounts, provision of
the account electronic statements and conduct of
other electronic document processing, and OAO Gazprom
 will pay for the services provided at such tariffs
of the bank as may be in effect at the time the

PROPOSAL #7.15: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO pursuant to which Sberbank of Russia OAO
will provide services to OAO Gazprom making use of
the Client Sberbank electronic payments system,
including, without limitation, receipt from OAO
Gazprom of electronic payment documents for executing
 expense operations through accounts, provision of
the account electronic statements and conduct of
other electronic document processing, and OAO Gazprom
 will pay for the services provided at such tariffs
of Sberbank of Russia OAO as may be in effect at the
time the services are provided.

PROPOSAL #7.16: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gazenergoprombank pursuant to which ZAO
Gazenergoprombank will provide services to OAO
Gazprom making use of the Bank Client electronic
payments system, including, without limitation,
receipt from OAO Gazprom of electronic payment
documents for executing expense operations through
accounts, provision of the account electronic
statements and conduct of other electronic document
processing, and OAO Gazprom will pay for the services
 provided at such tariffs of ZAO Gazenergoprombank as
 may be in effect at the time the services are

PROPOSAL #7.17: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO VTB
Bank pursuant to which OAO VTB Bank will provide
services to OAO Gazprom making use of the Bank Client
 electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic
payment documents for executing expense operations
through accounts, provision of the account electronic
 statements and conduct of other electronic document
processing, and OAO Gazprom will pay for the services
 provided at such tariffs of OAO VTB Bank as may be
in effect at the time the services are provided.

PROPOSAL #7.18: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, the foreign
 currency purchase/sale transactions between OAO
Gazprom and Gazprombank [Open Joint Stock Company],
to be entered into under the General Agreement on the
 Conduct of Conversion Operations between OAO Gazprom
 and the bank dated as of September 12, 2006, No.
3446, in a maximum sum of 500 million U.S. dollars or
 its equivalent in rubles, euros or other currency
for each transaction.

PROPOSAL #7.19: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which OAO
Gazprom will grant suretyships to secure performance
of OAO Gazprom's subsidiaries' obligations to
Gazprombank [Open Joint Stock Company] with respect
to the bank's guarantees issued to the Russian
Federation's tax authorities in connection with the
subsidiaries challenging such tax authorities' claims
 in court, in an aggregate maximum sum equivalent to
500 million U.S. dollars and for a period of not more
 than 14 months.

PROPOSAL #7.20: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Sberbank of
 Russia OAO pursuant to which OAO Gazprom will grant
suretyships to secure performance of OAO Gazprom's
subsidiaries' obligations to Sberbank of Russia OAO
with respect to the bank's guarantees issued to the
Russian Federation's tax authorities in connection
with the subsidiary companies challenging such tax
authorities' claims in court, in an aggregate maximum
 sum equivalent to 500 million U.S. dollars and for a
 period of not more than 14 months.

PROPOSAL #7.21: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which OAO
Gazprom will grant suretyships to secure performance
of OAO Gazprom's subsidiaries' obligations to
Gazprombank [Open Joint Stock Company] with respect
to the bank's guarantees issued to the Russian
Federation's tax authorities related to such
companies' obligations to pay excise taxes in
connection with exports of petroleum products that
are subject to excise taxes, and eventual penalties,
in a maximum sum of 1.8 billion rubles and for a
period of not more than 14 months.

PROPOSAL #7.22: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Nord Stream
 AG pursuant to which OAO Gazprom will issue a
guarantee [suretyship] to Nord Stream AG to secure
performance of OOO Gazprom Export's obligations under
 a gas transportation agreement between Nord Stream
AG and OOO Gazprom Export, including its obligations
to pay a tariff for the transportation of gas via the
 North Stream gas pipeline on the basis of an agreed-
upon model for calculating the tariff, in an
aggregate maximum sum of 24.035 billion euros.

PROPOSAL #7.23: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which
Gazprombank [Open Joint Stock Company] undertakes
under instructions of OAO Gazprom and for a fee not
exceeding 0.5% per annum, to open on a monthly basis
documentary irrevocable uncovered letters of credit
in favor of AK Uztransgaz in connection with payments
 for its services related to natural gas
transportation across the territory of the Republic
of Uzbekistan, with the maximum amount under all of
the simultaneously outstanding letters of credit
being 81 million U.S. dollars.

PROPOSAL #7.24: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will grant
OAO Beltransgaz temporary possession and use of the
facilities of the Yamal-Europe trunk gas pipeline
system and related service equipment that are
situated in the territory of the Republic of Belarus
for a period of not more than 12 months and OAO
Beltransgaz will make payment for using such property
 in a maximum sum of 6.33 billion rubles.

PROPOSAL #7.25: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Gazpromregiongaz pursuant to which OAO Gazprom will
grant OAO Gazpromregiongaz temporary possession and
use of the property complex of the gas distribution
system, comprised of facilities designed to transport
 and supply gas directly to consumers [gas off taking
 pipelines, gas distribution pipelines, inter-
township and street gas pipelines, high-, medium- and
 low-pressure gas pipelines, gas flow control
stations and buildings], for a period of not more
than 12 months and OAO Gazpromregiongaz will make
payment for using such property in a maximum sum of

PROPOSAL #7.26: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Neft Orenburg pursuant to which OAO Gazprom will
grant ZAO Gazprom Neft Orenburg temporary possession
and use of the wells and downhole and above-ground
well equipment within the Eastern Segment of the
Orenburgskoye oil and gas-condensate field for a
period of not more than 12 months and ZAO Gazprom
Neft Orenburg will make payment for using such
property in a maximum sum of 1.5 billion rubles.

PROPOSAL #7.27: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Gazpromtrubinvest pursuant to which OAO Gazprom will
grant OAO Gazpromtrubinvest temporary possession and
use of the building and equipment of a tubing and
casing manufacturing facility with a thermal
treatment shop and pipe coating unit, situated in the
 Kostromskaya Region, town of Volgorechensk, for a
period of not more than 12 months and OAO
Gazpromtrubinvest will make payment for using such
property in a maximum sum of 451 million rubles.

PROPOSAL #7.28: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Lazurnaya pursuant to which OAO Gazprom will grant
OAO Lazurnaya temporary possession and use of the
property of the first and second units of the
Lazurnaya Peak Hotel complex, situated in the city of
 Sochi, for a period of not more than 12 months and
OAO Lazurnaya will make payment for using such
property in a maximum sum of 93.3 million rubles.

PROPOSAL #7.29: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and DOAO
Tsentrenergogaz of OAO Gazprom pursuant to which OAO
Gazprom will grant DOAO Tsentrenergogaz of OAO
Gazprom temporary possession and use of the building
and equipment of the repair and machining shop at the
 home base of the oil and gas production department
for the Zapolyarnoye gas-oil-condensate field,
situated in the Yamalo-Nenetskiy Autonomous Area,
Tazovskiy District, township of Novozapolyarnyi, as
well as of the building and equipment of the repair
and machining shop at the Southern Regional Repair
Base, situated in the Stavropolskiy Province, town of
 Izobilnyi, for a period of not more than 12 months
and DOAO Tsentrenergogaz of OAO Gazprom will make
payment for using such property in a maximum sum of
115.5 million rubles.

PROPOSAL #7.30: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OAO Gazprom will grant
 OOO Gazpromtrans temporary possession and use of the
 infrastructure facilities of the railway stations of
 the Surgutskiy Condensate Stabilization Plant, of
the Sernaya railway station and of the Tvyordaya Sera
 railway station, the facilities of the railway
station situated in the town of Slavyansk-na-Kubani,
as well as the facilities of the railway line from
the Obskaya station to the Bovanenkovo station, for a
 period of not more than 12 months and OOO
Gazpromtrans will make payment for using such
property in a maximum sum of 2.1 billion rubles.

PROPOSAL #7.31: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OAO Gazprom will grant
 OOO Gazpromtrans temporary possession and use of
methanol tank cars for a period of not more than 5
years and OOO Gazpromtrans will make payment for
using such property in a maximum sum of 190 million

PROPOSAL #7.32: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Tsentrgaz pursuant to which OAO Gazprom will grant
OAO Tsentrgaz temporary possession and use of the
facilities of a preventative clinic that are situated
 in the Tulskaya Region, Shchokinskiy District,
township of Grumant, for a period of not more than 12
 months and OAO Tsentrgaz will make payment for using
 such property in a maximum sum of 24.1 million

PROPOSAL #7.33: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Druzhba
 pursuant to which OAO Gazprom will grant OAO Druzhba
 temporary possession and use of the facilities of
Druzhba vacation center [hotels, effluent treatment
facilities, transformer substations, entrance
checkpoints, cottages, utility networks, metal
fences, parking area, ponds, roads, pedestrian
crossings, playgrounds, sewage pumping station,
sports center, roofed ground-level arcade, servicing
station, diesel-generator station, boiler house
extension, storage facility, Fisherman's Lodge,
garage, as well as service machinery, equipment,
furniture and accessories] situated in the Moscow
Region, Naro-Fominskiy District, village of
Rogozinino, for a period of not more than 12 months
and OAO Druzhba will make payment for using such
property in a maximum sum of 249.55 million rubles.

PROPOSAL #7.34: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom will grant OAO
 Gazprom Promgaz temporary possession and use of
experimental prototypes of gas-using equipment [self-
contained modular boiler installation, recuperative
air heater, mini-boiler unit, radiant panel heating
system, U-shaped radiant tube, modularized compact
full-function gas and water treatment installations
for coal bed methane extraction wells, well-head
equipment, borehole enlargement device, and pressure
core sampler] located in the Rostovskaya Region, town
 of Kamensk-Shakhtinskiy, and the Kemerovskaya
Region, city of Novokuznetsk, for a period of not
more than 12 months and OAO Gazprom Promgaz will make
 payment for using such property in a maximum sum of
3.5 million rubles.

PROPOSAL #7.35: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which OAO
Gazprom will grant Gazprombank [Open Joint Stock
Company] temporary possession and use of the non-
residential premises in a building that are situated
at 31 Lenina Street, Yugorsk, Tyumenskaya Region and
are used to house a branch of Gazprombank [Open Joint
 Stock Company], with a total floor space of 810.6
square meters, and the plot of land occupied by the
building and required to use that building, with an
area of 3,371 square meters, for a period of not more
 than 12 months and Gazprombank [Open Joint Stock
Company] will make payment for using such property in
 a maximum sum of 2.61 million rubles.

PROPOSAL #7.36: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Salavatnefteorgsintez pursuant to which OAO Gazprom
will grant OAO Salavatnefteorgsintez temporary
possession and use of the gas condensate pipeline
running from the Karachaganakskoye gas condensate
field to the Orenburgskiy Gas Refinery for a period
of not more than 12 months and OAO
Salavatnefteorgsintez will make payment for using
such property in a maximum sum of 347 thousand rubles.

PROPOSAL #7.37: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Vostokgazprom pursuant to which OAO Gazprom will
grant OAO Vostokgazprom temporary possession and use
of an M-468R special-purpose communications
installation for a period of not more than 12 months
and OAO Vostokgazprom will make payment for using
such property in a maximum sum of 109 thousand rubles.

PROPOSAL #7.38: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO Gazprom
 Export pursuant to which OAO Gazprom will grant OOO
Gazprom Export temporary possession and use of an M-
468R special-purpose communications installation for
a period of not more than 12 months and OOO Gazprom
Export will make payment for using such property in a
 maximum sum of 129 thousand rubles.

PROPOSAL #7.39: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Neft pursuant to which OAO Gazprom will grant OAO
Gazprom Neft temporary possession and use of an M-
468R special-purpose communications installation for
a period of not more than 12 months and OAO Gazprom
Neft will make payment for using such property in a
maximum sum of 132 thousand rubles.

PROPOSAL #7.40: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Space Systems pursuant to which OAO Gazprom will
grant OAO Gazprom Space Systems temporary possession
and use of an ERP software and hardware solution,
System for Managing OAO Gazprom's Property and Other
Assets at OAO Gazcom Level [ERP], for a period of not
 more than 12 months and OAO Gazprom Space Systems
will make payment for using such property in a
maximum sum of 1.15 million rubles.

PROPOSAL #7.41: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which OAO Gazprom will
grant ZAO Yamalgazinvest temporary possession and use
 of an ERP software and hardware solution, System for
 Managing OAO Gazprom's Property and Other Assets at
ZAO Yamalgazinvest Level [ERP], for a period of not
more than 12 months and ZAO Yamalgazinvest will make
payment for using such property in a maximum sum of
1.74 million rubles.

PROPOSAL #7.42: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gaztelecom pursuant to which OAO Gazprom will grant
ZAO Gaztelecom temporary possession and use of
communications facilities within the composition of
buildings, communications lines, communications
networks, cable duct systems and equipment, which are
 located in the city of Moscow, the city of
Maloyaroslavets, the city of Rostov-on-Don, the city
of Kaliningrad, in the Smolenskaya Region of the
Russian Federation and in the territory of the
Republic of Belarus, for a period of not more than 12
 months and ZAO Gaztelecom will make payment for
using such property in a maximum sum of 204.8 million

PROPOSAL #7.43: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
TsentrCaspneftegaz pursuant to which OAO Gazprom will
 extend to OOO TsentrCaspneftegaz long-term loans in
an aggregate maximum sum of 12.6 billion rubles for
the purpose of development by it in 2009-2011 of the
Tsentralnaya geological structure.

PROPOSAL #7.44: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and Gazprombank
 [Open Joint Stock Company] pursuant to which the
bank will issue guarantees to the Russian
Federation's customs authorities with respect to the
obligations of OAO Gazprom as a customs broker to pay
 customs payments and eventual interest and
penalties, in a maximum sum of 50 million rubles,
with the bank to be paid a fee at a rate of not more
than 1% per annum of the amount of the guarantee.

PROPOSAL #7.45: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will
deliver and OOO Mezhregiongaz will accept [off-take]
gas in an amount of not more than 300 billion cubic
meters, deliverable monthly, and will pay for gas a
maximum sum of 886.9 billion rubles.

PROPOSAL #7.46: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz
undertakes under instructions of OAO Gazprom and for
a fee of not more than 200 million rubles, in its own
 name, but for OAO Gazprom's account, to accept and,
through OOO Mezhregiongaz's electronic trading site,
sell gas produced by OAO Gazprom and its affiliates,
in an amount of not more than 11.25 billion cubic
meters for a maximum sum of 20 billion rubles.

PROPOSAL #7.47: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz
will deliver and OAO Gazprom will accept [off-take]
gas purchased by OOO Mezhregiongaz from independent
entities, in an amount of not more than 21.9 billion
cubic meters for a maximum sum of 70 billion rubles.

PROPOSAL #7.48: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO Gazprom
 Export pursuant to which OOO Gazprom Export
undertakes under instructions of OAO Gazprom and for
a fee of not more than 55 million rubles, in its own
name, but for OAO Gazprom's account, to accept and
sell in the market outside the customs territory of
the Russian Federation liquid hydrocarbons owned by
OAO Gazprom, including crude oil, gas condensate and
refined products [gasoline, liquefied gases, etc.],
in an amount of not more than 1.25 million tons for a
 maximum sum of 11 billion rubles.

PROPOSAL #7.49: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will
deliver and OOO Mezhregiongaz will accept [off-take]
gas purchased by OAO Gazprom from OAO LUKOIL and
stored in underground gas storage facilities, in an
amount of not more than 3.39 billion cubic meters,
and will pay for gas a maximum sum of 9.1 billion

PROPOSAL #7.50: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Northgas pursuant to which ZAO Northgas will deliver
and OAO Gazprom will accept [off-take] gas in an
amount of not more than 4.8 billion cubic meters,
deliverable monthly, and will pay for gas a maximum
sum of 4 billion rubles.

PROPOSAL #7.51: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Severneftegazprom pursuant to which OAO
Severneftegazprom will deliver and OAO Gazprom will
accept [off-take] gas in an amount of not more than
24.2 billion cubic meters and will pay for gas a
maximum sum of 23 billion rubles.

PROPOSAL #7.52: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Neft Orenburg pursuant to which ZAO Gazprom Neft
Orenburg will deliver and OAO Gazprom will accept
[off-take] unstable crude oil in an amount of not
more than 650 thousand tons and will pay for crude
oil a maximum sum of 5.3 billion rubles.

PROPOSAL #7.53: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO SIBUR Holding will
deliver and OAO Gazprom will accept [off-take] dry
stripped gas processed at gas refining complexes in
an amount of not more than 4.5 billion cubic meters
and will pay for gas a maximum sum of 5.1 billion

PROPOSAL #7.54: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO Gazprom will sell and
OAO SIBUR Holding will buy ethane fraction in a total
 amount of 4.885 million tons for a maximum sum of
33.707 billion rubles.

PROPOSAL #7.55: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO SIBUR Holding
undertakes under instructions of OAO Gazprom and for
a fee of not more than 30 million rubles, to enter
into: in OAO Gazprom's name and for OAO Gazprom's
account: agreements providing for the processing of
ethane fraction in an amount of not more than 275
thousand tons and with the maximum cost of ethane
fraction processing services being 2.6 billion
rubles; and agreements providing for the sale of
ethane fraction processing products [polyethylene] in
 an amount of not more than 180 thousand tons for a
maximum sum of 6.5 billion rubles; and in its own
name, but for OAO Gazprom's account: agreements on
arranging for the transportation and storage of
ethane fraction processing products [polyethylene]
owned by OAO Gazprom in an amount of not more than 36
 thousand tons for a maximum sum of 75 million rubles.

PROPOSAL #7.56: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SIBUR
Holding pursuant to which OAO Gazprom will provide
services related to arranging for the transportation
of gas in a total amount of not more than 1.2 billion
 cubic meters and OAO SIBUR Holding will pay for the
services related to arranging for the transportation
of gas via trunk gas pipelines a maximum sum of 1
billion rubles.

PROPOSAL #7.57: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Tomskgazprom pursuant to which OAO Gazprom will
provide services related to arranging for the
transportation of gas in a total amount of not more
than 3 billion cubic meters and OAO Tomskgazprom will
 pay for the services related to arranging for the
transportation of gas via trunk gas pipelines a
maximum sum of 1.2 billion rubles.

PROPOSAL #7.58: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will
provide services related to arranging for the
transportation of gas in a total amount of not more
than 45 billion cubic meters across the territory of
the Russian Federation, CIS countries and Baltic
states and OOO Mezhregiongaz will pay for the
services related to arranging for the transportation
of gas via trunk gas pipelines a maximum sum of 70

PROPOSAL #7.59: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Neft pursuant to which OAO Gazprom will provide
services related to arranging for the transportation
of gas in a total amount of not more than 3.8 billion
 cubic meters and OAO Gazprom Neft will pay for the
services related to arranging for the transportation
of gas via trunk gas pipelines a maximum sum of 2.62
billion rubles.

PROPOSAL #7.60: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO NOVATEK
 pursuant to which OAO Gazprom will provide services
related to arranging for the transportation of gas in
 a total amount of not more than 45 billion cubic
meters and OAO NOVATEK will pay for the services
related to arranging for the transportation of gas
via trunk gas pipelines a maximum sum of 60 billion
rubles..

PROPOSAL #7.61: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO NOVATEK
 pursuant to which OAO Gazprom will provide services
related to arranging for the injection into and
storage in underground gas storage facilities of gas
owned by OAO NOVATEK in an amount of not more than 1
billion cubic meters and OAO NOVATEK will pay for the
 services related to arranging for gas injection and
storage a maximum sum of 400 million rubles, as well
as services related to arranging for the off-taking
from underground gas storage facilities of gas owned
by OAO NOVATEK in an amount of not more than 1
billion cubic meters and OAO NOVATEK will pay for the
 services related to arranging for the off-taking of
gas a maximum sum of 20 million rubles.

PROPOSAL #7.62: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and a/s
Latvijas Gaze pursuant to which OAO Gazprom will sell
 and a/s Latvijas Gaze will purchase gas as follows:
in an amount of not more than 750 million cubic
meters for a maximum sum of 225 million euros in the
second half of 2009 and in an amount of not more than
 750 million cubic meters for a maximum sum of 225
million euros in the first half of 2010, as well as
pursuant to which a/s Latvijas Gaze will provide
services related to injection into and storage in the
 Ineukalna underground gas storage facility of gas
owned by OAO Gazprom, and related to its off-taking
and transportation across the territory of the
Republic of Latvia, as follows: in the second half of
 2009-services related to injection of gas in an
amount of not more than 1.2 billion cubic meters,
services related to storage and off-taking of gas in
an amount of not more than 800 million cubic meters
and services related to transportation of gas in an
amount of not more than 2 billion cubic meters, and
OAO Gazprom will pay for such services a maximum sum
of 20 million euros; and in the first half of 2010
– services related to injection of gas in an
amount of not more than 800 million cubic meters,
services related to storage and off-taking of gas in
an amount of not more than 1 billion cubic meters and
 services related to transportation of gas in an
amount of not more than 1.8 billion cubic meters, and
 OAO Gazprom will pay for such services a maximum sum

PROPOSAL #7.63: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and AB Lietuvos
 Dujos pursuant to which OAO Gazprom will sell and AB
 Lietuvos Dujos will purchase gas as follows: in an
amount of not more than 675 million cubic meters for
a maximum sum of 180 million euros in the second half
 of 2009 and in an amount of not more than 790
million cubic meters for a maximum sum of 210 million
 euros in the first half of 2010, as well as pursuant
 to which AB Lietuvos Dujos will provide services
related to the transportation of gas in transit mode
across the territory of the Republic of Lithuania as
follows: in the second half of 2009-in an amount of
not more than 743 million cubic meters, and OAO
Gazprom will pay for such gas transportation services
 a maximum sum of 3 million euros; and in the first
half of 2010-in an amount of not more than 1.25
billion cubic meters, and OAO Gazprom will pay for
such gas transportation services a maximum sum of 6.5

PROPOSAL #7.64: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and UAB Kauno
termofikacijos elektrin  pursuant to which OAO
Gazprom will sell and UAB Kauno termofikacijos
elektrin  will purchase gas as follows: in an amount
of not more than 180 million cubic meters for a
maximum sum of 48 million euros in the second half of
 2009 and in an amount of not more than 225 million
cubic meters for a maximum sum of 60 million euros in
 the first half of 2010.

PROPOSAL #7.65: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and MoldovaGaz
S.A. pursuant to which OAO Gazprom will deliver and
MoldovaGaz S.A. will accept [off-take] in 2010 gas in
 an amount of not more than 3.9 billion cubic meters
and will pay for gas a maximum sum of 1.33 billion
U.S. dollars.

PROPOSAL #7.66: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and MoldovaGaz
S.A. pursuant to which in 2010 MoldovaGaz S.A. will
provide services related to the transportation of gas
 in transit mode across the territory of the Republic
 of Moldova in an amount of not more than 22.1
billion cubic meters and OAO Gazprom will pay for the
 services related to the transportation of gas via
trunk gas pipelines a maximum sum of 55.4 million

PROPOSAL #7.67: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and KazRosGaz
LLP pursuant to which KazRosGaz LLP will sell and OAO
 Gazprom will purchase in 2010 gas in an amount of
not more than 1.2 billion cubic meters for a maximum
sum of 150 million U.S. dollars.

PROPOSAL #7.68: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and KazRosGaz
LLP pursuant to which in 2010 OAO Gazprom will
provide services related to the transportation across
 the territory of the Russian Federation of gas owned
 by KazRosGaz LLP in an amount of not more than 8.5
billion cubic meters and KazRosGaz LLP will pay for
the services related to the transportation of gas via
 trunk gas pipelines a maximum sum of 35.2 million
U.S. dollars.

PROPOSAL #7.69: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will sell
and OAO Beltransgaz will purchase in 2010 gas in an
amount of not more than 22.1 billion cubic meters for
 a maximum sum of 4.42 billion U.S. dollars, as well
as pursuant to which in 2010 OAO Beltransgaz will
provide services related to the transportation of gas
 in transit mode across the territory of the Republic
 of Belarus via the gas transportation system of OAO
Beltransgaz and via the Byelorussian segment of
Russia's Yamal-Europe gas pipeline in an amount of
not more than 48.2 billion cubic meters and OAO
Gazprom will pay for the services related to the
transportation of gas via trunk gas pipelines a
maximum sum of 700 million U.S. dollars.

PROPOSAL #7.70: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OOO Gazpromtrans
undertakes, using in-house and/or outside personnel
and resources, to perform in accordance with
instructions from OAO Gazprom an aggregate of start-
up and commissioning work at OAO Gazprom's
facilities, with the time periods for performance
being from July 2009 to December 2009 and from
January 2010 to June 2010, and to deliver the results
 of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a maximum sum of 500 thousand

PROPOSAL #7.71: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Invest Yug pursuant to which ZAO Gazprom Invest Yug
undertakes, using in-house and/or outside personnel
and resources, to perform in accordance with
instructions from OAO Gazprom an aggregate of start-
up and commissioning work at OAO Gazprom's
facilities, with the time periods for performance
being from July 2009 to December 2009 and from
January 2010 to June 2010, and to deliver the results
 of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a maximum sum of 150 million rubles.

PROPOSAL #7.72: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, using in-house and/or outside personnel
and resources, to perform in accordance with
instructions from OAO Gazprom an aggregate of start-
up and commissioning work at OAO Gazprom's
facilities, with the time periods for performance
being from July 2009 to December 2009 and from
January 2010 to June 2010, and to deliver the results
 of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a maximum sum of 350 million rubles.

PROPOSAL #7.73: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Space Systems pursuant to which OAO Gazprom Space
Systems undertakes, during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 600 thousand rubles.

PROPOSAL #7.74: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 3.6 billion rubles.

PROPOSAL #7.75: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Neft Orenburg pursuant to which ZAO Gazprom Neft
Orenburg undertakes, during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 29.69 million rubles.

PROPOSAL #7.76: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Invest Yug pursuant to which ZAO Gazprom Invest Yug
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 3.3 billion rubles.

PROPOSAL #7.77: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OOO
Gazpromtrans pursuant to which OOO Gazpromtrans
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 280 million rubles.

PROPOSAL #7.78: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO
Gaztelecom pursuant to which ZAO Gaztelecom
undertakes, during the period from 01 JUL 2009 to 31
DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the
implementation of OAO Gazprom's investment projects
involving the construction and commissioning of
facilities and OAO Gazprom undertakes to pay for such
 services a maximum sum of 6.35 million rubles.

PROPOSAL #7.79: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Federal
 Research and Production Center NefteGazAeroCosmos
pursuant to which ZAO Federal Research and Production
 Center NefteGazAeroCosmos undertakes, during the
period from 01 JUL 2009 to 31 DEC 2010, in accordance
 with instructions from OAO Gazprom, to provide
services related to the implementation of OAO
Gazprom's investment projects involving the
construction and commissioning of facilities and OAO
Gazprom undertakes to pay for such services a maximum
 sum of 6.7 million rubles.

PROPOSAL #7.80: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
of loss or destruction of or damage to, including
deformation of the original geometrical dimensions of
 the structures or individual elements of, machinery
or equipment; linear portions, technological
equipment or fixtures of trunk gas pipelines,
petroleum pipelines or refined product pipelines;
property forming part of wells; natural gas held at
the facilities of the Unified Gas Supply System in
the course of transportation or storage in
underground gas storage reservoirs [insured
property], as well as in the event of incurrence of
losses by OAO Gazprom as a result of an interruption
in production operations due to destruction or loss
of or damage to insured property [insured events], to
 make payment of insurance compensation to OAO
Gazprom or OAO Gazprom's subsidiaries to which the
insured property has been leased [beneficiaries], up
to the aggregate insurance amount of not more than 10
 trillion rubles in respect of all insured events,
and OAO Gazprom undertakes to pay OAO SOGAZ an
insurance premium in a total maximum amount of 5
billion rubles, with each agreement having a term of

PROPOSAL #7.81: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
that harm is caused to the life, health or property
of other persons or to the environment as a result of
 an emergency or incident that occurs, amongst other
things, because of a terrorist act at a hazardous
industrial facility operated by OAO Gazprom [insured
events], to make an insurance payment to the physical
 persons whose life, health or property has been
harmed, to the legal entities whose property has been
 harmed or to the state, acting through those
authorized agencies of executive power whose
jurisdiction includes overseeing protection of the
environment, in the event that harm is caused to the
environment [beneficiaries], up to the aggregate
insurance amount of not more than 30 million rubles,
and OAO Gazprom undertakes to pay an insurance
premium in a total maximum amount of 100 thousand
rubles, with each agreement having a term of 1 year.

PROPOSAL #7.82: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
that harm is caused to the life or health of OAO
Gazprom's employees [insured persons] as a result of
an accident that occurs during the period of the
insurance coverage on a 24-hour-a-day basis or
diseases that are diagnosed during the effective
period of the agreements [insured events], to make an
 insurance payment to the insured person or the
person designated by him as his beneficiary or to the
 heir of the insured person [beneficiaries], up to
the aggregate insurance amount of not more than 150
billion rubles, and OAO Gazprom undertakes to pay OAO
 SOGAZ an insurance premium in a total maximum amount
 of 40 million rubles, with each agreement having a
term of 1 year.

PROPOSAL #7.83: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, whenever
employees of OAO Gazprom or members of their families
 or non-working retired former employees of OAO
Gazprom or members of their families [insured persons
 who are beneficiaries] apply to a health care
institution for the provision of medical services
[insured events], to arrange and pay for the
provision of medical services to the insured persons
up to the aggregate insurance amount of not more than
 90 billion rubles and OAO Gazprom undertakes to pay
OAO SOGAZ an insurance premium in a total maximum
amount of 200 million rubles, with each agreement

PROPOSAL #7.84: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, whenever
employees of OAO Gazprom Avtopredpriyatie, a branch
of OAO Gazprom, or members of their families or non-
working retired former employees of OAO Gazprom
Avtopredpriyatie, a branch of OAO Gazprom, or members
 of their families [insured persons who are
beneficiaries] apply to a health care institution for
 the provision of medical services [insured events],
to arrange and pay for the provision of medical
services to the insured persons up to the aggregate
insurance amount of not more than 52.8 million rubles
 and OAO Gazprom undertakes to pay OAO SOGAZ an
insurance premium in a total maximum amount of 51.1
million rubles, with each agreement having a term of

PROPOSAL #7.85: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, in the event
that OAO Gazprom, acting in its capacity as customs
broker, incurs liability as a result of any harm
having been caused to the property of third persons
represented by OAO Gazprom in connection with the
conduct of customs operations [beneficiaries] and/or
any contracts with such persons having been breached
[insured events], to make an insurance payment to
such persons up to the aggregate insurance amount of
not more than 70 million rubles and OAO Gazprom
undertakes to pay OAO SOGAZ an insurance premium in a
 total maximum amount of 1 million rubles, with each
agreement having a term of 3 years.

PROPOSAL #7.86: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO SOGAZ
pursuant to which OAO SOGAZ undertakes, whenever harm
 [damage or destruction] is caused to a
transportation vehicle owned by OAO Gazprom, or it is
 stolen or hijacked, or an individual component,
part, unit, device or supplementary equipment
installed on such transportation vehicle is stolen
[insured events], to make an insurance payment to OAO
 Gazprom [beneficiary] up to the aggregate insurance
amount of not more than 840 million rubles and OAO
Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount of 16 million
rubles, with each agreement having a term of 1 year.

PROPOSAL #7.87: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, the
following interested-party transactions that may be
entered into by OAO Gazprom in the future in the
ordinary course of business, agreement between OAO
Gazprom and OAO SOGAZ pursuant to which OAO SOGAZ
undertakes, in the event of: assertion against
members of the Board of Directors or the Management
Committee of OAO Gazprom who are not persons holding
state positions in the Russian Federation or
positions in the state civil service [insured
persons] by physical or legal persons for whose
benefit the agreement will be entered into and to
whom harm could be caused, including shareholders of
OAO Gazprom, debtors and creditors of OAO Gazprom,
employees of OAO Gazprom, as well as the Russian
Federation represented by its authorized agencies and
 representatives [third persons [beneficiaries]], of
claims for compensation of losses resulting from
unintentional erroneous actions [inaction] by insured
 persons in the conduct by them of their managerial
activities; incurrence by insured persons of judicial
 or other costs to settle such claims; assertion
against OAO Gazprom by third persons [beneficiaries]
of claims for compensation of losses resulting from
unintentional erroneous actions [inaction] by insured
 persons in the conduct by them of their managerial
activities on the basis of claims asserted with
respect to OAO Gazprom's securities, as well as
claims originally asserted against insured persons;
incurrence by OAO Gazprom of judicial or other costs
to settle such claims [insured events], to make an
insurance payment to the third persons
[beneficiaries] whose interests have been harmed, as
well as to insured persons and/or OAO Gazprom in the
event of incurrence of judicial or other costs to
settle claims for compensation of losses, up to the
aggregate insurance amount of not more than the ruble
 equivalent of 100 million U.S. dollars, and OAO
Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount equal to the ruble
equivalent of 2 million U.S. dollars, such agreement

PROPOSAL #7.88: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Vostokgazprom, OAO Gazprom Promgaz, OAO
Gazpromregiongaz, OOO Gazprom Export, OAO Gazprom
Space Systems, OOO Gazpromtrans, OOO Gazprom
Komplektatsiya, OAO Lazurnaya, ZAO Gazprom Neft
Orenburg, ZAO Yamalgazinvest, OAO
Salavatnefteorgsintez, DOAO Tsentrenergogaz of OAO
Gazprom and OAO Tsentrgaz [the Contractors] pursuant
to which the Contractors undertake to perform from 30
 AUG 2009 to 31 DEC 2009 in accordance with
instructions from OAO Gazprom the services of
arranging for and proceeding with a stocktaking of
the property, plant and equipment of OAO Gazprom that
 are to be leased to the Contractors and OAO Gazprom
undertakes to pay for such services an aggregate
maximum sum of 2.5 million rubles.

PROPOSAL #7.89: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and DOAO
Tsentrenergogaz of OAO Gazprom pursuant to which DOAO
 Tsentrenergogaz of OAO Gazprom undertakes to perform
 during the period from 01 JUL 2009 to 30 OCT 2010,
in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following
subject: Development of regulatory documents in the
area of maintenance and repair of equipment and
structures , and to deliver the result of such work
to OAO Gazprom and OAO Gazprom undertakes to accept
the result of such work and to pay for such work a
total maximum sum of 31 million rubles.

PROPOSAL #7.90: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform
during the period from 01 JUL 2009 to 30 JUN 2011, in
 accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following
subjects: Development of key regulations regarding
the creation of integrated automatic process control
systems for the operating facilities of subsidiary
companies by type of activity [production,
transportation, underground storage and refining of
gas and gas condensate] ; and Development of model
technical requirements for designing automation
systems for facilities of software and hardware
complex by type of activity [production,
transportation, storage and refining of gas and gas
condensate] , and to deliver the results of such work
 to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a
total maximum sum of 26.55 million rubles.

PROPOSAL #7.91: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 30 JUL 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
recommendations regarding the determination of the
amounts of overhead expenses and anticipated profits
in the construction of OAO Gazprom's wells ;
Development of a technology for remotely updating
technological and other schemes directly in a
graphical data base ; Recommendations regarding the
application and utilization of alternative types of
energy resources for the gasification of industrial
enterprises, households and transportation vehicles ;
 and Preparation of a report on the financial and
economic feasibility of acquisition of shares owned
by OOO NGK ITERA in OAO Bratskekogaz, the holder of
the license for the right to use the subsoil of the
Bratskoye gas condensate field , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 49.1 million
 rubles.

PROPOSAL #7.92: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
programs for the reconstruction and technological
upgrading of the gas facilities of the Gazprom Group
for 2010 ; Development of a Master Plan of the Siting
 of Facilities for the Production and Sale of
Liquefied Hydrocarbon Gases [Propane-Butane] ;
Organizing the metering of the quantities of gas,
condensate and oil extracted from the subsoil in the
process of development of gas condensate fields and
oil and gas condensate fields ; and Development of
cost estimation standards and rules for the
construction of trunk gas pipelines with a 12 MPa
pressure rating to meet OAO Gazprom's requirements ,
and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAZPROM O A O
  TICKER:                N/A             CUSIP:     368287207
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #7.93: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of a
concept for utilization of renewable energy sources
by OAO Gazprom on the basis of an analysis of the
experience of global energy companies in the area of
development of alternative power ; Development of a
comprehensive Program for Early Diagnostics and
Prevention of Cardiovascular Diseases of OAO
Gazprom's Personnel ; Development of an Occupational
Risk Management System and a Program for Prevention
of Injuries to Personnel at OAO Gazprom's Enterprises
 ; Development of a regulatory and methodological
framework for the vocational selection of personnel
from OAO Gazprom's organizations to work on a
rotational team basis ; and Development of a
comprehensive Program for Early Identification and
Prevention of Oncological Diseases of OAO Gazprom's
Personnel , and to deliver the results of such work
to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a
total maximum sum of 132 million rubles.

PROPOSAL #7.94: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
regulatory and technical documentation related to the
 organization and performance of repairs at OAO
Gazprom's facilities ; and Development of a Concept
for Streamlining Production Processes at Gas
Distribution Organizations , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 251.5
million rubles.

PROPOSAL #7.95: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 30 JUL 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Improving the
regulatory and methodological framework for energy
saving at OAO Gazprom's facilities ; Development of a
 regulatory document for calculating indicators of
reliability of gas distribution systems ; Development
 of a regulatory framework for the diagnostic
servicing of gas distribution systems of the gas
supply sector ; Development of regulatory and
methodological documents in the area of study of gas
condensate characteristics of wells and fields in the
 course of prospecting and exploration work and in
overseeing the development of gas condensate fields
and oil and gas condensate fields ; and Development
of guidelines for the design, construction,
reconstruction and operation of gas distribution
systems , and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total

PROPOSAL #7.96: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of
regulatory documents in the area of the energy
industry, including sea-based facilities ; and
Development of standardized systems for managing gas
distribution organizations , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 193 million
rubles.

PROPOSAL #7.97: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Development of a
system of medical, sanitary and psychological support
 for work at the Shtokman field making use of
rotational team labor ; Development of
recommendations for selecting efficient secondary
methods of extracting oil from oil-rimmed gas
condensate fields, using the Urengoiskoe and
Orenburgskoe fields as examples; and Development of
unified standards for evaluating [monitoring] and
forecasting the impact of natural, environmental and
production factors on the state of human health in
the area of construction of the Pre-Caspian gas
pipeline and development of the Caspian Sea shelf and
 Central Asian oil and gas fields , and to deliver
the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work
 and to pay for such work a total maximum sum of

PROPOSAL #7.98: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Analytical studies
of the cost of 1 meter of drilling progress at OAO
Gazprom's fields and sites ; Development of price
lists for repairs at OAO Gazprom's facilities ; and
Program for bringing gas pipeline branches into
operation through the year 2020 , and to deliver the
results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to
pay for such work a total maximum sum of 495.1
million rubles.

PROPOSAL #7.99: Approve, in accordance with Chapter                        ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and OAO Gazprom
 Promgaz pursuant to which OAO Gazprom Promgaz
undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions
from OAO Gazprom, research work for OAO Gazprom
covering the following subjects: Arranging for the
monitoring of prices for all types of capital
construction resources with reference to areas of
clustered construction of OAO Gazprom's facilities ;
Develop a procedure for providing design
organizations with information about prices for
material and technical resources for the purpose of
adopting optimal decisions in designing the Unified
Gas Supply System's facilities ; and Perform an
analysis of the impact of changes in the commercial
rate of penetration for prospecting and exploration
wells and prepare measures designed to increase such
rate and reduce the cost of geological exploration
work, and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total
 maximum sum of 93.2 million rubles.

PROPOSAL #7.100: Approve, in accordance with Chapter                       ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement of OAO Gazprom with OAO Gazprom
Promgaz and OAO Gazavtomatika of OAO Gazprom [the
Contractors] pursuant to which the Contractors
undertake to perform during the period from 01 JUL
2009 to 31 DEC 2009, in accordance with instructions
from OAO Gazprom, the services of implementing
programs for scientific and technical cooperation
between OAO Gazprom and foreign partner companies and
 OAO Gazprom undertakes to pay for such services a
total maximum sum of 2 million rubles.

PROPOSAL #7.101: Approve, in accordance with Chapter                       ISSUER          YES          FOR               FOR
XI of the Federal Law on Joint Stock Companies and
Chapter XI of the Charter of OAO Gazprom, to enter
into an agreement between OAO Gazprom and ZAO Gazprom
 Invest Yug, OOO Gazpromtrans, ZAO Gazprom
Zarubezhneftegaz, OAO Gazprom Promgaz, OOO
Severneftegazprom, ZAO Yamalgazinvest, ZAO Gazprom
Neft Orenburg, OOO Gazprom Komplektatsiya, OAO
Vostokgazprom, OAO Tomskgazprom, OAO TGK-1, OAO
Mosenergo, OOO Gazprom Tsentrremont, OAO Tsentrgaz,
OOO Gazprom Export, OAO Gazpromregiongaz, OAO Gazprom
 Neft, OOO Mezhregiongaz and Gazpromipoteka Fund [the
 Licensees] pursuant to which OAO Gazprom will grant
the Licensees a non-exclusive license to use OAO
Gazprom's trade marks,        , Gazprom and, which
have been registered in the State Register of Trade
Marks and Service Marks of the Russian Federation, as
 follows: on goods or labels or packaging of goods
which are produced, offered for sale, sold or
displayed at exhibitions or fairs or are otherwise
introduced into civil turnover in the territory of
the Russian Federation, or are stored or transported
for such purpose, or are brought into the territory
of the Russian Federation; in connection with the
performance of work or the provision of services,
including the development of oil or gas fields or the
 construction of oil pipelines or gas pipelines; on
accompanying, commercial or other documentation,
including documentation related to the introduction
of goods into civil turnover; in offers regarding the
 sale of goods, regarding the performance of work or
regarding the provision of services, as well as in
announcements, in advertisements, in connection with
the conduct of charitable or sponsored events, in
printed publications, on official letterheads, on
signs, including, without limitation, on
administrative buildings, industrial facilities,
multi-function refueling complexes with accompanying
types of roadside service, shops, car washes, cafes,
car service / tire fitting businesses, recreational
services centers, on transportation vehicles, as well
 as on clothes and individual protection gear; on the
 Licensees' seals; in the Internet network; and in
the Licensees' corporate names, and the Licensees
will pay OAO Gazprom license fees in the form of
quarterly payments for the right to use each of OAO
Gazprom's trade marks with respect to each
transaction in the amount of not more than 300 times
the minimum wage established by the effective
legislation of the Russian Federation as of the date
of signature of delivery and acceptance acts, plus
VAT at the rate required by the effective legislation
 of the Russian Federation, in a total maximum sum of
 68.4 million rubles.

PROPOSAL #8.1: Elect Mr. Akimov Andrey Igorevich as a                      ISSUER          YES        AGAINST           AGAINST
 Member of the Board of Directors of the Company.

PROPOSAL #8.2: Elect Mr. Ananenkov Alexander                               ISSUER          YES        AGAINST           AGAINST
Georgievich as a Member of the Board of Directors of
the Company.

PROPOSAL #8.3: Elect Mr. Bergmann Burckhard as a                           ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors of the Company.

PROPOSAL #8.4: Elect Mr. Gazizullin Farit Rafikovich                       ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of the Company.

PROPOSAL #8.5: Elect Mr. Gusakov Vladimir                                  ISSUER          YES        AGAINST           AGAINST
Anatolievich as a Member of the Board of Directors of

PROPOSAL #8.6: Elect Mr. Zubkov Viktor Alexeevich as                       ISSUER          YES        AGAINST           AGAINST
a Member of the Board of Directors of the Company.

PROPOSAL #8.7: Elect Ms. Karpel Elena Evgenievna as a                      ISSUER          YES        AGAINST           AGAINST
 Member of the Board of Directors of the Company.

PROPOSAL #8.8: Elect Mr. Makarov Alexey Alexandrovich                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Board of Directors of the Company.

PROPOSAL #8.9: Elect Mr. Miller Alexey Borisovich as                       ISSUER          YES        AGAINST           AGAINST
a Member of the Board of Directors of the Company.

PROPOSAL #8.10: Elect Mr. Musin Valery Abramovich as                       ISSUER          YES          FOR               FOR
a Member of the Board of Directors of the Company.

PROPOSAL #8.11: Elect Ms. Nabiullina Elvira                                ISSUER          YES        AGAINST           AGAINST
Sakhipzadovna as a Member of the Board of Directors
of the Company.

PROPOSAL #8.12: Elect Mr. Nikolaev Viktor Vasilievich                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Board of Directors of the Company.

PROPOSAL #8.13: Elect Mr. Petrov Yury Alexandrovich                        ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of the Company.

PROPOSAL #8.14: Elect Mr. Sereda Mikhail Leonidovich                       ISSUER          YES        AGAINST           AGAINST
as a Member of the Board of Directors of the Company.

PROPOSAL #8.15: Elect Mr. Foresman Robert Mark as a                        ISSUER          YES        AGAINST           AGAINST
Member of the Board of Directors of the Company.

PROPOSAL #8.16: Elect Mr. Fortov Vladimir Evgenievich                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Board of Directors of the Company.

PROPOSAL #8.17: Elect Mr. Shmatko Sergey Ivanovich as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Board of Directors of the Company.

PROPOSAL #8.18: Elect Mr. Yusufov Igor Khanukovich as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Board of Directors of the Company.

PROPOSAL #9.1: Elect Mr. Arkhipov Dmitry                                   ISSUER          YES          FOR               FOR
Alexandrovich as a Member of the Audit Commission of

PROPOSAL #9.2: Elect Mr. Bikulov Vadim Kasymovich as                       ISSUER          YES          FOR               FOR
a Member of the Audit Commission of the Company.

PROPOSAL #9.3: Elect Mr. Ishutin Rafael Vladimirovich                      ISSUER          YES          FOR               FOR
 as a Member of the Audit Commission of the Company.

PROPOSAL #9.4: Elect Mr. Kobzev Andrey Nikolaevich as                      ISSUER          YES          FOR               FOR
 a Member of the Audit Commission of the Company.

PROPOSAL #9.5: Elect Ms. Lobanova Nina Vladislavovna                       ISSUER          YES          FOR               FOR
as a Member of the Audit Commission of the Company.

PROPOSAL #9.6: Elect Ms. Mikhailova Svetlana                               ISSUER          YES          FOR               FOR
Sergeevna as a Member of the Audit Commission of the

PROPOSAL #9.7: Elect Mr. Nosov Yury Stanislavovich as                      ISSUER          YES        AGAINST           AGAINST
 a Member of the Audit Commission of the Company.

PROPOSAL #9.8: Elect Mr. Ozerov Sergey Mikhailovich                        ISSUER          YES        AGAINST           AGAINST
as a Member of the Audit Commission of the Company.

PROPOSAL #9.9: Elect Ms. Tikhonova Mariya Gennadievna                      ISSUER          YES        AGAINST           AGAINST
 as a Member of the Audit Commission of the Company.

PROPOSAL #9.10: Elect Ms. Tulinova Olga Alexandrovna                       ISSUER          YES                          AGAINST
as a Member of the Audit Commission of the Company.

PROPOSAL #9.11: Elect Mr. Shubin Yury Ivanovich as a                       ISSUER          YES                          AGAINST
Member of the Audit Commission of the Company.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GDF SUEZ, PARIS
  TICKER:                N/A             CUSIP:     F42768105
  MEETING DATE:          12/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, after having taken note of the                      ISSUER          YES          FOR               FOR
 contribution agreement between Gdf Suez and Gdf
Investissements 31, all the terms of the contribution
 agreement, the valuation of the contribution and the
 consideration for it consequently, the shareholders
meeting decides to increase the share capital by the
creation of 1,140,946 new fully paid up shares of a
par value of EUR 10.00 each, to be distributed to Gdf
 Suez the difference between the amount of the net
assets contributed of EUR 114,094,600.00 and the
nominal amount of the share capital increase of EUR
11,409,460.00, estimated at EUR 102,685, 140.00, will
 form the merger premium; and authorize the Board of
Directors to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #2.: Approve, after having taken note of the                      ISSUER          YES          FOR               FOR
 contribution agreement between Gdf Suez and Gdf
Investissements 37, all the terms of the contribution
 agreement, the valuation of the contribution and the
 consideration for it consequently, to increase the
share capital by creation of 19,036,102 new fully
paid up shares of a par value of EUR 10.00 each, to
be distributed to Gdf Suez the difference between the
 amount of the net assets contributed of EUR
1,903,610,200.00 and the nominal amount of the share
capital increase of EUR 190,361,020.00, estimated at
EUR 1,713,249,180.00, will form the merger premium;
and authorize the board of Directors to take all
necessary measures and accomplish all necessary
formalities

PROPOSAL #3.: Amend the Article 16 of the By-Laws                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Amend the Article 13 of the By-Laws                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Grant full powers to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By-Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GDF SUEZ, PARIS
  TICKER:                N/A             CUSIP:     F42768105
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the report of the Board of                          ISSUER          YES          FOR               FOR
Directors and the report of the Auditors, the
Company's financial statements FYE 31 DEC 2008, as
presented showing earnings for the FY of EUR
2,766,786,164.00; and expenses and charges that were
not tax deductible of EUR 699,616.81 with a
corresponding tax of EUR 240,901.39

PROPOSAL #O.2: Approve the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, the consolidated
financial statements for the said FY, in the form
presented to the meeting showing net consolidated
earnings [group share] of EUR 4,857,119,000.00

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: earnings for the
FY: EUR 2,766,786,164. 00 allocation to the legal
reserve: EUR 211,114.00 balance: EUR 2,766,575,050.00
 retained earnings: EUR 18,739,865,064.00 balance
available for distribution: EUR 21,506,440,114.00
dividends: EUR 4,795,008,520. 00 [i.e. a net dividend
 of EUR 2.20 per share], eligible for the 40%
allowance provided by the French Tax Code interim
dividend already paid on 27 NOV, 2008: EUR
1,723,907,172.00 [i.e. a net dividend of EUR 0.80 per
 share] remaining dividend to be paid: EUR
3,071,101,348.00 [i.e. a balance of the net dividend
of EUR 1.40]. this dividend will be paid on 04 JUN
2009; in the event that the Company holds some of its
 own shares on such date, the amount of the unpaid
dividend on such shares shall be allocated to the
other reserves account the dividend payment may be
carried out in cash or in shares for the dividend
fraction of EUR 0.80 the shareholder will need to
request it to his or her financial intermediary from
06 MAY 2009 after, the shareholders will receive the
dividend payment only in cash for the shareholders
who have chosen the payment in cash, the dividend
will be paid on 04 JUN 2009 the dividend fraction of
EUR 0.60 will be paid only in cash on 11 MAY 2009 as

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225-38
of the French Commercial Code, and the agreements
entered into or implemented during the last year

PROPOSAL #O.5: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 55.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR
12,000,000,000.00 [Authority expires at the end of

PROPOSAL #O.6: Elect Mr. Patrick Arnaud as a Director                      ISSUER          YES        AGAINST           AGAINST
 for a period of 4 years

PROPOSAL #O.7: Elect Mr. Eric Charles Bourgeois as a                       ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.8: Elect Mr. Emmanuel Bridoux as a                             ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.9: Elect Mrs. Gabrielle Prunet as a                            ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.10: Elect Mr. Jean-Luc Rigo as a Director                      ISSUER          YES        AGAINST           AGAINST
 for a period of 4 years

PROPOSAL #O.11: Elect Mr. Philippe Taurines as a                           ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.12: Elect Mr. Robin Vander Putten as a                         ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #E.13: Authorize the Board of Directors the                       ISSUER          YES          FOR               FOR
necessary powers to increase the capital by a maximum
 nominal amount of EUR 20,000,000.00, by issuance,
with preferred subscription rights maintained, of
20,000,000 new shares of a par value of EUR 1.00
each; [Authority expires at the end of 18-month
period] ; it supersedes the one granted by the
shareholders' meeting of 16 JUL 2008 in its
Resolution 18 and to cancel the shareholders'
Preferential subscription rights in favour of any
entities, of which aim is to subscribe, detain or
sell GDF Suez shares or other financial instruments
within the frame of the implementation of one of the
various options of the group GDF Suez International
Employee Shareholding Plan and to take all necessary
measures and accomplish all necessary formalities

PROPOSAL #E.14: Authorize the Board of Directors all                       ISSUER          YES          FOR               FOR
powers to grant, in one or more transactions, in
favour of employees and Corporate Officers of the
Company and, or related Companies, options giving the
 right either to subscribe for new shares in the
Company to be issued through a share capital
increase, or to purchase existing shares purchased by
 the Company, it being provided that the options
shall not give rights to a total number of shares,
which shall exceed 0.5% ; [Authority expires at the
end of 18-month period]; this delegation of powers
supersedes the one granted by the shareholders
meeting of 16 JUL 2008 in its Resolution 22 and to
cancel the shareholders' preferential subscription
rights in favour of the beneficiaries mentioned above
 and to take all necessary measures and accomplish
all necessary formalities

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant for free, on 1 or more occasions, existing or
future shares, in favour of the employees or the
Corporate Officers of the Company and related
companies; they may not represent 0.5% of issued
share capital; [Authority expires at the end of 18-
month period]; this delegation of powers supersedes
the one granted by the shareholders meeting of 16 JUL
 2008 in its Resolution 21 and to take all necessary
measures and accomplish all necessary formalities

PROPOSAL #E.16: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of the
meeting to carry out all filings, publications and
other formalities prescribed by Law

PROPOSAL #A.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Approve the external proposal has been
filed by FCPE Action Gaz 2005, one of the employees
shareholders vehicle, it amends the earlier
Resolution 14 on options for 0.50% of share capital
and tends to enlarge the beneficiaries to all
employees but equally, even if a greater
accessibility of employees to share-based payments
seems positive, we do not support this proposal as we
 consider that egalitarian grants of options must not
 be encouraged and that stock-options grants must
remain a remuneration tool in the hand of the Board
of Directors, we recommend opposition

PROPOSAL #B.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Approve the external proposal from the Suez
 Action Gaz 2005 ESOP amends the earlier
authorization for restricted shares up to 0.7% of the
 capital but here for all employees and equally, we
do not support as we consider that theses devices
must be used as element of the individual pay and
because the Board of Directors has already
implemented all-employees plans and asks shareholders
 authorization to continue within the limit of 0.20%
of share capital [See Resolution 15], we recommend

PROPOSAL #C.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Approve to cut total dividend to EUR 0.80
instead of EUR 2.2, this external proposal from the
Suez Action Gaz 2005 ESOP is not based on the strong
increase of the 2008 dividend, last year employees
shareholders already suggested to freeze the
dividend, the motive is to increase the investments
and salaries instead of the dividends; the resulting
dividend would be a reduction to only 57% of the
ordinary dividend paid last year and 36% of the total
 dividend for this year, a final distribution much
too low in view of the legitimate expectations of the
 shareholders, we cannot support such resolution
which primarily opposes the interests of employees

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEBERIT AG, RAPPERSWIL-JONA
  TICKER:                N/A             CUSIP:     H2942E124
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEBERIT AG, RAPPERSWIL-JONA
  TICKER:                N/A             CUSIP:     H2942E124
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual                        ISSUER          YES          FOR               FOR
accounts and the accounts of the Group 2008, as well
as acceptance of the reports of the Auditors

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #4.1: Re-elect Mr. Hans Hess as a Board of                        ISSUER          YES          FOR               FOR
Director for a term of office of 2 years

PROPOSAL #4.2: Re-elect Mr. Randolf Hanslin as a                           ISSUER          YES          FOR               FOR
Board of Director for a term of office of 3 years

PROPOSAL #4.3: Re-elect Dr. Robert Heberlein as a                          ISSUER          YES          FOR               FOR
Board of Director for a term of office of 3 years

PROPOSAL #4.4: Elect Mrs. Susanne Ruoff as a Board of                      ISSUER          YES          FOR               FOR
 Director for a term of office of 1 year

PROPOSAL #4.5: Elect Mr. Robert F. Spoerry as a Board                      ISSUER          YES          FOR               FOR
 of Director for a term of office of 1 year

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors for the year 2009

PROPOSAL #6.: Approve to reduce the share capital                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLAXOSMITHKLINE PLC
  TICKER:                N/A             CUSIP:     G3910J112
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors report                       ISSUER          YES          FOR               FOR
and financial statements

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. James Murdoch as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Larry Culp as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Sir. Crispin Davis as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.: Re-elect Dr. Moncef Slaoui as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Tom de Swaan as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the remuneration of the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries to make political donations to political
 organization and incur political expenditure

PROPOSAL #11.: Grant authority to allot shares                             ISSUER          YES          FOR               FOR

PROPOSAL #S.12: Approve the disapplication of pre-                         ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.13: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #14.: Approve the exemption from statement                        ISSUER          YES          FOR               FOR
of Senior Statutory Auditors name

PROPOSAL #S.15: Approve the reduced notice of general                      ISSUER          YES          FOR               FOR
 meeting other than an AGM

PROPOSAL #16.: Adopt the GlaxoSmithKline GSK 2009                          ISSUER          YES          FOR               FOR
Performance Share Plan

PROPOSAL #17.: Adopt the GSK 2009 Share Option Plan                        ISSUER          YES          FOR               FOR

PROPOSAL #18.: Adopt the GSK 2009 Deferred Annual                          ISSUER          YES          FOR               FOR
Bonus Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GROUPE DANONE, PARIS
  TICKER:                N/A             CUSIP:     F12033134
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.20 per share

PROPOSAL #O.4: Approve the stock dividend program                          ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Receive the Auditors' special report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.6: Reelect Mr. Richard Goblet D'Alviella                       ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #O.7: Re-elect Mr. Christian Laubie as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.8: Re-elect Mr. Jean Laurent as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.9: Re-elect Mr. Hakan Mogren as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.10: Re-elect Mr. Benoit Potier as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.11: Elect MR. Guylaine Saucier as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.12: Approve the remuneration of the                            ISSUER          YES          FOR               FOR
Directors in the aggregate amount of EUR 600,000

PROPOSAL #O.13: Grant authority for the repurchase of                      ISSUER          YES          FOR               FOR
 up to 10% of issued share capital

PROPOSAL #O.14: Approve the creation of the Danone                         ISSUER          YES          FOR               FOR
Eco-Systeme Fund

PROPOSAL #E.15: Approve to change the Company name to                      ISSUER          YES          FOR               FOR
 Danone

PROPOSAL #E.16: Amend the Article 7 of Bylaws                              ISSUER          YES          FOR               FOR
regarding: auhtorize the share capital increase

PROPOSAL #E.17: Amend the Articles 10 of Association                       ISSUER          YES          FOR               FOR
 Regarding: shareholders identification

PROPOSAL #E.18: Amend the Article 18 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: attendance to Board meetings through
videoconference and telecommunication

PROPOSAL #E.19: Amend the Article 22 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: Record Date

PROPOSAL #E.20: Amend the Article 26 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: electronic voting

PROPOSAL #E.21: Amend the Article 27 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: authorize the Board for the issuance of
bonds

PROPOSAL #E.22: Amend the Articles 27 and 28 of                            ISSUER          YES          FOR               FOR
Association regarding: quorum requirements  for
ordinary and extraordinary general meetings

PROPOSAL #E.23: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 45

PROPOSAL #E.24: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 30

PROPOSAL #E.25: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegations submitted to shareholder vote above

PROPOSAL #E.26: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up  to EUR 25 million for future exchange
 offers

PROPOSAL #E.27: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up  to 10 % of issued capital for  future
 acquisitions

PROPOSAL #E.28: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 33 million
for bonus issue or increase in par value

PROPOSAL #E.29: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.30: Grant authority up to 6 million                            ISSUER          YES          FOR               FOR
shares  for use in stock option plan

PROPOSAL #E.31: Grant authority up to 2 million                            ISSUER          YES          FOR               FOR
shares  for use in restricted stock plan

PROPOSAL #E.32: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.33: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO TELEVISA, S.A.B.
  TICKER:                TV              CUSIP:     40049J206
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I: APPOINTMENT OR RATIFICATION, AS THE CASE                      ISSUER          YES        AGAINST           AGAINST
 MAY BE, OF THE MEMBERS OF THE BOARD OF DIRECTORS TO
BE APPOINTED AT THIS MEETING PURSUANT TO ARTICLES
TWENTY SIXTH, TWENTY SEVENTH AND OTHER APPLICABLE
ARTICLES OF THE CORPORATE BY-LAWS.

PROPOSAL #II: APPOINTMENT OF DELEGATES TO CARRY OUT                        ISSUER          YES          FOR             AGAINST
AND FORMALIZE THE RESOLUTIONS ADOPTED AT THIS MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO TELEVISA, S.A.B.
  TICKER:                TV              CUSIP:     40049J206
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S1: APPOINTMENT OR RATIFICATION, AS THE                          ISSUER          YES          FOR             AGAINST
CASE MAY BE, OF THE MEMBERS OF THE BOARD OF DIRECTORS
 TO BE APPOINTED AT THIS MEETING.

PROPOSAL #S2: APPOINTMENT OF DELEGATES TO CARRY OUT                        ISSUER          YES          FOR             AGAINST
AND FORMALIZE THE RESOLUTIONS ADOPTED AT THIS MEETING.

PROPOSAL #O1: PRESENTATION AND, IN ITS CASE, APPROVAL                      ISSUER          YES          FOR             AGAINST
 OF THE REPORTS REFERRED TO IN ARTICLE 28, PARAGRAPH
IV OF THE SECURITIES MARKET LAW.

PROPOSAL #O2: PRESENTATION OF THE REPORT REGARDING                         ISSUER          YES          FOR             AGAINST
CERTAIN FISCAL OBLIGATIONS OF COMPANY, ALL AS MORE
FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #O3: RESOLUTION REGARDING THE ALLOCATION OF                       ISSUER          YES          FOR             AGAINST
FINAL RESULTS FOR THE YEAR ENDED ON DECEMBER 31, 2008.

PROPOSAL #O4: RESOLUTION (I) AMOUNT MAY BE ALLOCATED                       ISSUER          YES          FOR             AGAINST
TO REPURCHASE SHARES PURSUANT TO ARTICLE 56, (II)
PRESENTATION OF REPORT ON POLICIES.

PROPOSAL #O5: APPOINTMENT OR RATIFICATION, OF THE                          ISSUER          YES        AGAINST           AGAINST
MEMBERS THAT SHALL CONFORM BOARD, SECRETARY,
ALTERNATIVE SECRETARIES AND OFFICERS.

PROPOSAL #O6: APPOINTMENT OR RATIFICATION, AS THE                          ISSUER          YES        AGAINST           AGAINST
CASE MAY BE, OF MEMBERS THAT SHALL CONFORM THE
EXECUTIVE COMMITTEE.

PROPOSAL #O7: APPOINTMENT OR RATIFICATION, AS THE                          ISSUER          YES        AGAINST           AGAINST
CASE MAY BE, OF THE CHAIRMAN OF THE AUDIT COMMITTEE
AND OF THE CHAIRMAN OF THE COMMITTEE.

PROPOSAL #O8: COMPENSATION TO MEMBERS OF THE BOARD OF                      ISSUER          YES          FOR             AGAINST
 DIRECTORS, OF EXECUTIVE COMMITTEE, ALL AS MORE FULLY
 DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #O9: APPOINTMENT OF DELEGATES WHO WILL CARRY                      ISSUER          YES          FOR             AGAINST
 OUT AND FORMALIZE THE RESOLUTIONS ADOPTED AT THIS
MEETING.

PROPOSAL #E1: RESOLUTION REGARDING THE CANCELLATION                        ISSUER          YES          FOR             AGAINST
OF SHARES AND THE RESULTING DECREASE OF THE CAPITAL

PROPOSAL #E2: APPOINTMENT OF DELEGATES WHO WILL CARRY                      ISSUER          YES          FOR             AGAINST
 OUT AND FORMALIZE THE RESOLUTIONS ADOPTED AT THIS
MEETING.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANKOOK TIRE CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y30587102
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Elect the External Director who is an                        ISSUER          YES          FOR               FOR
Audit Committee Member

PROPOSAL #4.: Approve the limit of remuneration for                        ISSUER          YES          FOR               FOR
the Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HARRY WINSTON DIAMOND CORP
  TICKER:                N/A             CUSIP:     41587B100
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Matthew W. Barrett as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.2: Elect Mr. Thomas M. Boehlert as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.3: Elect Ms. Micheline Bouchard as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.4: Elect Mr. Robert A. Gannicott as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.5: Elect Mr. Noel Harwerth as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. Daniel Jarvis as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.7: Elect Mr. Laurent E. Mommeja as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.8: Elect Mr. Thomas J. O'Neill as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.9: Elect Mr. J. Roger B. Phillimore as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.: Re-appoint KPMG LLP, Chartered                               ISSUER          YES          FOR               FOR
Accountants, as the Auditors of the Corporation and
authorize the Directors to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEINEKEN HOLDING NV
  TICKER:                N/A             CUSIP:     N39338194
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Report for the FY 2008                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Adopt the financial statements for the                       ISSUER          YES          FOR               FOR
FY 2008

PROPOSAL #3.: Announcements of the appropriate of the                      ISSUER          NO           N/A               N/A
 balance of the Income statement pursuant to the
provisions in Article 10, paragraph 6, of the
Articles of Association and the distribution of
retained earnings

PROPOSAL #4.: Grant discharge of the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #5.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #6.a: Approve to extend and amend the                             ISSUER          YES          FOR               FOR
authorization of the Board of Directors to acquire
own shares

PROPOSAL #6.b: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
issue [rights to] shares

PROPOSAL #6.c: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
restrict or exclude shareholder's pre-emptive rights

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOLCIM LTD, RAPPERSWIL-JONA
  TICKER:                N/A             CUSIP:     H36940130
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the accounts                      ISSUER          YES          FOR               FOR
 of the Group and the accounts of the holding Group
including compensation report, the reports of the
Auditor's

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Director's and the Management

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #4.: Approve the creation of CHF 26.4                             ISSUER          YES          FOR               FOR
million pool of capital with pre-emptive rights for
purpose of stock dividend

PROPOSAL #5.1.1: Re-elect Mr. Adrian Loader as a                           ISSUER          YES          FOR               FOR
Members of the Board of Director

PROPOSAL #5.1.2: Re-elect Dr. H.C. Thomas Schmidheiny                      ISSUER          YES          FOR               FOR
 as a Member of the Board of Director

PROPOSAL #5.1.3: Re-elect Dr. H.C. Wolfgang Schuerer                       ISSUER          YES          FOR               FOR
as a Member of the Board of Director

PROPOSAL #5.1.4: Re-elect Dr. Dieter Spaelty as a                          ISSUER          YES          FOR               FOR
Member of the Board of Director

PROPOSAL #5.2: Elect Ernst Young as the Auditors                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Amend Article 1 of the By-Laws                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONDA MOTOR CO.,LTD.
  TICKER:                N/A             CUSIP:     J22302111
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: .Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONG KONG EXCHANGES & CLEARING LTD
  TICKER:                N/A             CUSIP:     Y3506N139
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the Audited                             ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008 together with the
reports of the Directors and Auditor thereon

PROPOSAL #2.: Declare a final dividend of HKD 1.80                         ISSUER          YES          FOR               FOR
per share

PROPOSAL #3.A: Elect Mr. Ignatius T C Chan as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Elect Mr. John M M Williamson as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Elect Mr. Gilbert K T Chu as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor of HKEx and to authorize the Directors to
 fix their remuneration

PROPOSAL #5.: Approve to grant a general mandate to                        ISSUER          YES          FOR               FOR
the Directors to repurchase shares of HKEx, not
exceeding 10% of the issued share capital of HKEx as
at the date of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOYA CORPORATION
  TICKER:                N/A             CUSIP:     J22848105
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Authorize Use of Stock Options, and                           ISSUER          YES          FOR               FOR
Allow Board to Authorize Use of Stock Option Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HSBC HOLDINGS PLC, LONDON
  TICKER:                N/A             CUSIP:     G4634U169
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
from USD 7,500,100,000, GBP 401,500 and EUR 100,000
to USD 10,500,100,000, GBP 401,500 and EUR 100,000 by
 the creation of an additional 6,000,000,000 ordinary
 shares of USD 0.50 each in the capital of the
Company forming a single class with the existing
ordinary shares of USD 0.50 each in the capital of

PROPOSAL #2.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority and for the
purpose of Section 80 of the UK Companies Act 1985,
[the Act] to allot relevant securities up to an
aggregate nominal amount of USD2,530,200,000 in
connection with the allotment of the new ordinary
shares as specified pursuant to right issue[Authority
 expires at the conclusion of the AGM of the Company
to be held in 2009]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #S.3: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 2 and pursuant to Section
94 of the UK Companies Act 1985, [the Act] the
subject of authority granted by Resolution 2 as if
Section 89[1] of the Act displaying to any such
allotment and in particular to make such allotments
subject to such exclusions or other arrangements as
the Directors may deem necessary or expedient in
relation to fractional entitlements or securities
represented by depository receipts or having regard
to any restrictions, obligations or legal problems
under the Laws of the requirements of any regulatory
body or stock exchange in any territory or otherwise
howsoever; [Authority expires the earlier of the
conclusion of the AGM of the Company to be held in
2009]; and, authorize the Directors to allot equity
securities in pursuance of such offers or agreement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HSBC HOLDINGS PLC, LONDON
  TICKER:                N/A             CUSIP:     G4634U169
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual accounts and reports                      ISSUER          YES          FOR               FOR
 of the Directors and of the Auditor for the YE 31
DEC 2008

PROPOSAL #2.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report for YE 31 DEC 2008

PROPOSAL #3.1: Re-elect Mr. S.A. Catz as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. V.H.C Cheng as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. M.K.T Cheung as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. J.D. Coombe as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Re-elect Mr. J.L. Duran as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Re-elect Mr. R.A. Fairhead as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.7: Re-elect Mr. D.J. Flint as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Re-elect Mr. A.A. Flockhart as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.9: Re-elect Mr. W.K. L. Fung as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Re-elect Mr. M.F. Geoghegan as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.11: Re-elect Mr. S.K. Green as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Re-elect Mr. S.T. Gulliver as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.13: Re-elect Mr. J.W.J. Hughes-Hallett as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.14: Re-elect Mr. W.S.H. Laidlaw as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.15: Re-elect Mr. J.R. Lomax as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Re-elect Sir Mark Moody-Stuart as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.17: Re-elect Mr. G. Morgan as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Re-elect Mr. N.R.N. Murthy as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.19: Re-elect Mr. S.M. Robertson as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.20: Re-elect Mr. J.L. Thornton as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.21: Re-elect Sir Brian Williamson as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Reappoint the Auditor at remuneration                        ISSUER          YES          FOR               FOR
to be determined by the Group Audit Committee

PROPOSAL #5.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.6: Approve to display pre-emption rights                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Authorize the Company to purchase its                        ISSUER          YES          FOR               FOR
own ordinary shares

PROPOSAL #S.8: Adopt new Articles of Association with                      ISSUER          YES          FOR               FOR
 effect from 01 OCT 2009

PROPOSAL #S.9: Approve general meetings being called                       ISSUER          YES          FOR               FOR
on 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMPALA PLATINUM HLDGS LTD
  TICKER:                N/A             CUSIP:     S37840113
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive and approve the financial                           ISSUER          YES          FOR               FOR
statements for the YE 30 JUN 2008

PROPOSAL #O.2.1: Re-elect Ms. M.V. Mennell as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.2.2: Re-elect Mr. D.H. Brown as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.2.3: Re-elect Mr. T.V. Mokgallha as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.2.4: Re-elect Mr. L.J. Paton as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.2.5: Re-elect Mr. L.C. Van Vught as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.3: Approve to determine the remuneration                       ISSUER          YES          FOR               FOR
of the Non-Executive Directors

PROPOSAL #S.1: Authorize the Director of the Company,                      ISSUER          YES          FOR               FOR
 in terms of the Company's Articles of Association,
by way of a general authority to repurchase issued
shares in the Company or to permit a subsidiary of
the Company to purchase shares in the Company, as and
 when deemed appropriate, subject to the following
initiatives: that any such repurchase be effected
through the order book operated by the JSE Limited
[JSE] trading system and done without any prior
understanding or agreement between the Company and
the counterparty; that a paid announcement giving
such details as may be required in terms of JSE
Listings Requirements be published when the Company
or its subsidiaries have repurchased in aggregate 3%
of the initial number of shares in issue, as at the
time that the general authority was granted and for
each 3% in aggregate of the initial number of shares
which are acquired thereafter; that a general
repurchase may not in the aggregate in any 1 FY
exceed 10% of the number of shares in the Company
issued share capital at the time this authority is
given, provided that a subsidiary of the Company may
not hold at any one time more than 10% of the number
of issued shares of the Company; no purchase will be
effected during a prohibited period [as specified by
the JSE Listings Requirements] unless a repurchase
programme is in place, where dates and quantities of
shares to be traded during the prohibited period are
fixed and full details of the programme have been
disclosed in an announcement over SENS prior to the
commencement of the prohibited period; at any one
point in time, the Company may only appoint one agent
 to effect repurchases on the Company's behalf, the
Company may only undertake a repurchase of securities
 if, after such repurchase, the spread requirements
of the Company comply with JSE Listings Requirements;
 in determining the price at which shares may be
repurchased in terms of this authority, the maximum
premium permitted is 10% above the weighted average
traded price of the shares as determined over the 5
days prior to the date of repurchase; and may such
repurchase shall be subject to the Companies Act and
the applicable provisions of the JSE Listings
Requirements, the Board of Directors as at the date
of this notice, has stated its intention to examine
methods of returning capital to the shareholders in
terms of the general authority granted at the last
AGM; the Board believes it to be in the best interest
 of implants that shareholders pass a special
resolution granting the Company and/or its
subsidiaries with the flexibility, subject to the
requirements of the Companies Act and the JSE, to
purchase shares should it be in the interest of
implants and/or subsidiaries at any time while the
general authority subsists; the Directors undertake
that they will not implement any repurchase during
the period of this general authority unless: the
Company and the Group will be able, in the ordinary
course of business to pay their debts for a period of
 12 months after the date of the AGM; the assets of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INCHCAPE PLC, LONDON
  TICKER:                N/A             CUSIP:     G47320174
  MEETING DATE:          4/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the conditional upon parts (B)                      ISSUER          YES          FOR               FOR
 and (C) of this resolution being passed, and the
Underwriting Agreement [as specified in the
prospectus and circular of which this notice forms
part] not having been terminated in accordance with
its terms, at 7.00 A.M on the first dealing day
following the date of the general meeting; (i)
approve each ordinary share of 25 pence each in the
share capital of the Company then in issue or held in
 treasury shall be subdivided and converted into 1
new ordinary share of 1 pence in the capital of the
Company having the same rights [save as relates to
the money paid up thereon] as each ordinary share of
25 pence each had prior to such subdivision and
conversion and 1 deferred share of 24 pence in the
capital of the Company [having the rights and
restrictions set out below in part (D) of this
resolution] and (ii) authorize unissued ordinary
share of 25 pence each in the capital of the Company
shall be subdivided and converted into 25 new
ordinary shares of 1 pence each in the capital of the
 Company forming a uniform class of shares with the
new ordinary shares of 1 pence each in the capital of
 the Company created pursuant to sub-paragraph (i)
above [each 1 pence share a New Ordinary Share]; (B)
approve the conditional upon admission to listing by
the UK Listing Authority and to trading on the London
 Stock Exchange's market for listed securities of the
 New Ordinary Shares of 1 pence each to be issued by
the Company in connection with the issue by way of
rights of 4,143,316,500 such new Ordinary Shares at a
 price of 6 pence par New Ordinary Share to those
holders of ordinary shares in the capital of the
Company who are on the register of substitution of
the Company at close of business on 01 APR 2009 [the
Rights Issue], and in substitution for the like
authority conferred on them at the last AGM of the
Company, authorize the Directors of the Company
generally and conditionally for the purpose of
Section 80 of the Companies Act 1985 [ the Act] to
exercise all the powers of the Company to allot and
issue relevant securities [within the meaning of that
 Section] to an aggregate nominal amount of GBP
41,433,165.00 for the purposes of the rights issue;
[Authority expires the at the conclusion of the next
AGM of the Company] and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry; (C) approve the
conditional upon admission to listing by the UK
Listing Authority and to trading on the London Stock
Exchange's market for listed securities of the New
Ordinary Shares to be issued by the Company in
connection with the Rights issue, amend the Articles
of Association of the Company [the Articles of
Association] by the inclusion of the following as new
 sub-Article 2(B) in the Articles of Association; (i)
 approve the holders of Deferred Shares shall have no
 entitlement as such to any dividend or save as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INCHCAPE PLC, LONDON
  TICKER:                N/A             CUSIP:     G47320174
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements of the                      ISSUER          YES          FOR               FOR
 Company for the FYE 31 DEC 2008 and the Directors'
and Auditors' reports thereon

PROPOSAL #2.: Receive the Board report on remuneration                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Ken Hanna as a Director,                        ISSUER          YES          FOR               FOR
who retires by rotation

PROPOSAL #4.: Re-elect Mr. Michael Wemms as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-elect Mr. David Scotland as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as Auditors of the Company

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #8.: Amend the Rules of the Inchcape 1999                         ISSUER          YES          FOR               FOR
Share Option Plan, and to authorize the Directors of
the Company to do all such Acts and things as may be
necessary to carry the same into effect

PROPOSAL #9.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to allot relevant securities [within the meaning of
Section 80 of the Companies Act 1985] up to an
aggregate nominal value of GBP15,345,550; [Authority
expires at the conclusion of the AGM of the Company
next year]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #S.10: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
equity securities for cash pursuant to the authority
conferred by Resolution 9

PROPOSAL #S.11: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases

PROPOSAL #S.12: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIA DE DISENO TEXTIL INDITEX SA
  TICKER:                N/A             CUSIP:     E6282J109
  MEETING DATE:          7/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
management report of Industria de Diseno Textile,
S.A. for FY 2007. 008

PROPOSAL #2.: Approve the annual accounts, balance                         ISSUER          YES          FOR               FOR
sheet, profit and loss account, statement of changes
in net worth, cash flow statement and notes to the
accounts, as well as the Management report of the
consolidated Group,  Grupo Inditex, for the FYE 31
JAN 2008, and the Company Management for the same

PROPOSAL #3.: Approve the application of profits and                       ISSUER          YES          FOR               FOR
dividend distribution.

PROPOSAL #4.: Re-appoint Mr. D. Antonio Abril Abadin                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #5.: Re-appoint KPMG Auditores, S.L. as                           ISSUER          YES          FOR               FOR
Auditors of the company.

PROPOSAL #6.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
proceed to the derivative acquisition of own shares.

PROPOSAL #7.: Approve the remuneration of Members of                       ISSUER          YES          FOR               FOR
the Supervision and control committees.

PROPOSAL #8.: Approve to delegate the powers to                            ISSUER          YES          FOR               FOR
execute the agreements.

PROPOSAL #9.: Approve the information to the general                       ISSUER          YES          FOR               FOR
meeting about the Board of Directors regulations.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED
  TICKER:                N/A             CUSIP:     ADPV10686
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Directors of the Bank

PROPOSAL #2.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Supervisors of the Bank

PROPOSAL #3.: Approve the Bank's 2008 audited accounts                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the Bank's 2008 Profit                               ISSUER          YES          FOR               FOR
Distribution Plan

PROPOSAL #5.: Approve the Bank's 2009 fixed assets                         ISSUER          YES          FOR               FOR
investment budget

PROPOSAL #6.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
International Auditors of the Bank for 2009 for the
term from the passing this until the conclusion of
the next AGM and approve to fix the aggregate Audit
fees for 2009 at RMB 153 million

PROPOSAL #7.: Approve the remuneration calculations                        ISSUER          YES          FOR               FOR
for the Directors and the Supervisors of the Bank for
 2008

PROPOSAL #S.8: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
Industrial and Commercial Bank of China Limited as
specified and authorize the Board of Directors of the
 Bank to make amendments to the Articles of
Association of the Bank which may be necessary as
China Banking Regulatory Commission and other
regulatory authorities may require

PROPOSAL #9.: Amend the Rules of Procedures for                            ISSUER          YES          FOR               FOR
Shareholders' general meeting of Industrial and
Commercial Bank of China Limited as specified and
authorize the Board of Directors of the Bank to make
corresponding amendments to the rules of procedures
for the shareholders general meeting pursuant to the
Articles of Association of the Bank as finally

PROPOSAL #10.: Amend the Rules of Procedures for the                       ISSUER          YES          FOR               FOR
Board of Directors of Industrial and Commercial Bank
of China Limited as specified and authorize the Board
 of Directors of the Bank to make corresponding
amendments to the rules of procedures for the Board
of Directors pursuant to the Articles of Association
of the Bank as finally approved

PROPOSAL #11.: Amend the Rules of Procedures for the                       ISSUER          YES          FOR               FOR
Board of Supervisors of Industrial and Commercial
Bank of China Limited as specified and authorize the
Board of Supervisors of the Bank to make
corresponding amendments to the rules of procedures
for the Board of Supervisors pursuant to the Articles
 of Association of the Bank as finally approved

PROPOSAL #12.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Appoint Ms. Dong Juan as an
External Supervisor of the Bank

PROPOSAL #13.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Appoint Mr. Meng Yan as an
External Supervisor of the Bank

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFRASTRUCTURE DEVELOPMENT FINANCE CO LTD
  TICKER:                N/A             CUSIP:     Y40805114
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 MAR 2008, the profit & loss account,
the cash flow statement for the YE 31 MAR 2008 the
reports of the Directors' and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. Dimitris Tsitsiragos as                       ISSUER          YES          FOR               FOR
a Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. Omkar Goswami as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Shardul Shroff as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #S.6: Appoint, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Sections 224, 224A and other applicable provisions,
if any of the Companies Act, 1956, M/s. Deloitte
Haskins & Sells, Chartered Accountants as the Auditor
 of the Company to hold office from the conclusion of
 this AGM up to the conclusion of the next AGM of the
 Company, and authorize the Board of Directors of the
 Company to fix the remuneration based on the
recommendation of the Audit Committee, in addition to
 reimbursement of all out-of-pocket expenses in
connection with the audit of the accounts of the
Company for the YE 31 MAR 2009

PROPOSAL #7.: Appoint Mr. Arun Ramanathan as a                             ISSUER          YES          FOR               FOR
Director of the Company and who shall be subject to
retire by rotation, under the provisions of Section
257 of the Companies Act 1956

PROPOSAL #8.: Appoint Mr. Abdul Rahim Abu Bakar as a                       ISSUER          YES          FOR               FOR
Director of the Company and who shall be subject to
retire by rotation, under the provisions of Section
257 of the Companies Act 1956

PROPOSAL #S.9: Authorize the Company, pursuant to the                      ISSUER          YES          FOR               FOR
 provisions of Section 309 and other applicable
provisions, if any, of the Companies Act, 1956 and
Article 132 of the Articles of Association of the
Company, to the payment of remuneration by the way of
 commission or otherwise not exceeding 1% of the net
profits of the Company, to be paid to and distributed
 amongst the Directors of the Company or some or any
of them (other than Managing and Whole-time
Directors) as may be decided by the Board of
Directors or a Committee thereof from time to time,
for a period of 5 years commencing from 01 APR 2008
to 31 MAR 2013, and such payment be made out of
profits of the Company calculated in accordance with
the provisions of Sections 198, 349 and 350 of the
Companies Act, 1956 for each corresponding year

PROPOSAL #10.: Approve the partial modification of                         ISSUER          YES          FOR               FOR
the Resolution passed by the Members at their EGM
held on 09 MAY 2005, vide Item No.4 of the Notice
convening that Meeting, relating to the appointment
and payment of remuneration to Dr. Rajiv B. Lall as
the Managing Director & Chief Executive Officer, the
basic salary range of Dr. Rajiv B. Lall, effective 01
 APR 2008, be revised to INR 2,00,000 to INR 6,00,000
 per month and other terms and conditions of the
appointment remaining the same; and authorize the
Board or Compensation Committee to decide the
remuneration (salary, perquisites and bonus) payable
to Dr. Rajiv B. Lall, on the same terms as approved
by the Members at their EGM held on 09 MAY 2005,
revised and modified as above, subject to such

PROPOSAL #S.11: Authorize the Board of Directors of                        ISSUER          YES        AGAINST           AGAINST
the Company, pursuant to the provisions of Section 81
 (1A) and other applicable provisions of the
Companies Act, 1956, Memorandum and Articles of
Association of the Company and the
Regulation/Guidelines prescribed by the Securities
and Exchange Board of India, the Reserve Bank of
India or any other relevant authority, from time to
time, to the extent applicable and subject to such
approvals, consents, permissions and sanctions as may
 be necessary and subject to such conditions and
modifications as may be prescribed by them while
granting such approvals, consents, permissions,
authority and sanctions, (hereinafter referred to as
the Board which term shall be deemed to include any
Committee constituted/to be constituted by the Board
to exercise its powers including the powers conferred
 by this Resolution] to create, issue, offer and
allot, directly or indirectly to or for the benefit
of such person(s) as are in the permanent employment
of the Company or who are Directors of the Company,
at any time equity shares and/or securities
convertible into equity shares at such price, in such
 manner, during such period, in one or more tranches
and on such terms and conditions as the Board may
decide prior to the issue and offer thereof, for, or
which upon exercise or conversion could give rise to
the issue of a number of equity shares not exceeding
in aggregate, 5% (including equity shares to be
issued in terms of Resolution passed at the AGM held
on 02 AUG 2006) of the aggregate of the number of
issued equity shares of the Company, from time to
time, under IDFC Employees Stock Option Scheme 2007
(ESOS - 2007), or any modifications thereof; approve
that the benefits of ESOS-2007 be extended to the
eligible employees and Directors of one or more
subsidiary Companies of the Company on such terms
arid conditions as may be decided by the Board and
subject to the terms stated herein, the equity shares
 allotted pursuant to the aforesaid Resolution shall
rank pari-passu inter se as also with the then
existing equity shares of the Company; the Board, for
 the purpose of giving effect to any creation, offer,
 issue or allotment of equity shares or securities or
 instruments representing the same, as specified, to
do all such acts; deeds, matters and things as it
may, in its absolute discretion, deem necessary or
desirable for such purpose, and with power on behalf
of the Company to settle all questions, difficulties
or doubts that may arise in regard to such issue(s)
or allotment(s) (including to amend or modify any of
the terms of such issue or allotment), as it may, in
its absolute discretion deem fit, without being
required to seek any further consent or approval of
the Members; and to vary or modify the terms of ESOS-
2007 in accordance with any guidelines or regulations
 that may be issued, from time to time, by any
appropriate authority; to delegate all or any of the
powers herein conferred to any Committee of

PROPOSAL #12.: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, pursuant to all applicable provisions,
if any, of the Companies Act 1956, and all other
applicable Rules, Regulations, Guidelines and Laws
(including any statutory modification or re-enactment
 thereof for the time being in force) (hereinafter
referred to as the Board which shall include any
Committee constituted/ to be constituted by the Board
 to exercise its powers including powers conferred by
 this Resolution) to sell, transfer, assign or
otherwise dispose of all or some of the shares held
by the Company in one or more of its subsidiary
companies to any other subsidiary Company(ies) of the
 Company on such terms and conditions as may be
approved to by the Board and the Board of the Company
 to finalize the process/documents to
transfer/sell/assign the said shares and to do all
such acts, deeds, matters and things as may be deemed
 necessary or expedient for giving effect to this

PROPOSAL #S.13: Amend, pursuant to provisions of                           ISSUER          YES          FOR               FOR
Section 31 and all other applicable provisions, if
any, of the Companies Act,1956 (including any
statutory modification(s) and re-enactment thereof
for the time being in force) and provisions of other
statutes, as applicable and subject to such other
approvals, consents, permissions, and sanctions as
may be necessary from appropriate authorities, the
Articles 94, 124 and 148A of the Articles of
Association of the Company, as specified; and
authorize the Board of Directors (hereinafter
referred to as the Board which term shall be deemed
to include any Committee constituted/to be
constituted by the Board to exercise its powers
including the powers conferred by this Resolution) to
 do all such acts, deeds, matters and things as may
be deemed necessary or expedient for giving effect to

PROPOSAL #S.14: Authorize the Board, pursuant to                           ISSUER          YES        AGAINST           AGAINST
Section 81(1A) and all other applicable provisions of
 the Companies Act, 1956 (including any statutory
modification or re-enactment thereof, for the time
being in force) and enabling provisions of the
Memorandum and Articles of Association of the Company
 and the Listing Agreements entered into by the
Company with the stock exchanges where the securities
 of the Company are listed and subject to any
guidelines, regulations, approval, consent,
permission or sanction of the Central Government,
Reserve Bank of India, Securities and Exchange Board
of India and any other appropriate authorities,
institutions or Bodies (hereinafter collectively
referred to as the appropriate authorities), and
subject to such conditions and modifications, as may
be prescribed by any one of them while granting any
such approval, consent, permission, and/or sanction
(hereinafter referred to as the requisite approvals),
 which may be agreed to by the Board of Directors of
the Company (hereinafter called the Board which term
shall be deemed to include any Committee which the
Board may have constituted or hereinafter constitute
to exercise its powers including the power conferred
by this Resolution), to issue, offer and allot,
equity shares/preference shares whether Cumulative or
 Non-Cumulative/Redeemable/Convertible at the option
of the Company and/or at the option of the holders of
 the security and/or securities linked to equity
shares/preference shares and/or any instrument or
securities representing convertible securities such
as convertible debentures, bonds or warrants
convertible into equity shares/preference shares
(hereinafter referred to as Securities) to be
subscribed by foreign investors/institutions and/or
corporate bodies/entities including mutual funds,
banks, insurance Companies, trusts and/or individuals
 or otherwise, whether or not such
persons/entities/investors are Members of the
Company, whether in Indian currency or foreign
currency, such issue and allotment shall be made at
such time or times in one or more tranche or
tranches, at par or at such price or prices and on
such terms and conditions in such manner as the Board
 may, in its absolute discretion think fit or in
consultation with the Lead Managers, Underwriters,
Advisors or other intermediaries; provided however
that the aggregate amount raised shall not exceed INR
 3,150 crore (equivalent to USD 750 million); the
Board, for the purpose of giving effect to this
resolution, in consultation with the Lead Managers,
Underwriters, Advisors, Merchant Bankers and/or other
 persons as appointed by the Company, to determine
the form, terms and timing of the
issue(s)/offering(s), including the investors to whom
 the Securities are to be allotted, issue price, face
 value, number of equity shares or other securities
upon conversion or redemption or cancellation of the
Securities, the price, premium or discount on
issue/conversion of securities, rate of interest,
period of conversion or variation of the price or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ING GROEP N V
  TICKER:                N/A             CUSIP:     N4578E413
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening remarks and announcements                            ISSUER          NO           N/A               N/A

PROPOSAL #2.A: Report of the Executive Board for 2008                      ISSUER          NO           N/A               N/A

PROPOSAL #2.B: Report of the Supervisory Board for                         ISSUER          NO           N/A               N/A
2008
PROPOSAL #2.C: Approve the annual accounts for 2008                        ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Profit retention and Distribution                           ISSUER          NO           N/A               N/A
Policy
PROPOSAL #3.B: Approve the dividend for 2008, a total                      ISSUER          YES          FOR               FOR
 dividend of EUR 0.74 per [depositary receipt for an]
 ordinary share will be proposed to the general
meeting, taking into account the interim dividend of
EUR 0.74 paid in AUG 2008, as a result hereof no
final dividend will be paid out for 2008

PROPOSAL #4.: Remuneration report                                          ISSUER          NO           N/A               N/A

PROPOSAL #5.: Corporate Governance                                         ISSUER          NO           N/A               N/A

PROPOSAL #6.: Corporate Responsibility                                     ISSUER          NO           N/A               N/A

PROPOSAL #7.A: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Executive Board in respect of the duties performed
during the year 2008 FY, as specified in the 2008
annual accounts, the report of the Executive Board,
the Corporate Governance Chapter, the chapter on
Section 404 of the Sarbanes-Oxley Act and the
statements made in the general meeting

PROPOSAL #7.B: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board in respect of the duties performed
in the 2008 FY, as specified in the 2008 annual
accounts, the report of the Supervisory Board, the
Corporate governance chapter, the remuneration report
 and the statements made in the general meeting

PROPOSAL #8.A: Appoint of Jan Hommen as the Members                        ISSUER          YES          FOR               FOR
of the Executive Board as of the end of the general
meeting on 27 April 2009 until the end of the AGM in
2013, subject to extension or renewal

PROPOSAL #8.B: Appoint of Mr. Patrick Flynn as the                         ISSUER          YES          FOR               FOR
Members of the Executive Board as of the end of the
general meeting on 27 April 2009 until the end of the
 AGM in 2013, subject to extension or renewal

PROPOSAL #9.A: Re-appoint Mr.Godfried Van Der Lugt as                      ISSUER          YES          FOR               FOR
 the Member of the Supervisory Board

PROPOSAL #9.B: Appoint Mr.Tineke Bahlmann as the                           ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #9.C: Appoint Mr.Jeroen Van Der Veer as the                       ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #9.D: Appoint Mr. Lodewijk De Waal as the                         ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #10.: Authorize to issue ordinary, to grant                       ISSUER          YES          FOR               FOR
the right to take up such shares and to restrict or
exclude preferential rights of shareholders;
[Authority expires on 27 October 2010 [subject to
extension by the general meeting]]; for a total of
200,000,000 ordinary shares, plus for a total of
200,000,000 ordinary shares, only if these shares are
 issued in connection with the take-over of a
business or a Company

PROPOSAL #11.: Authorize the Executive Board to                            ISSUER          YES          FOR               FOR
acquire in the name of the Company fully paid-up
ordinary shares in the share capital of the Company
or depositary receipts for such shares, this
authorization is subject to such a maximum that the
Company shall not hold more than: 10% of the issued
share capital, plus 10% of the issued share capital
as a result of a major capital restructuring, the
authorization applies for each manner of acquisition
of ownership for which the law requires an
authorization like the present one, the purchase
price shall not be less than 1 eurocent and not
higher than the highest price at which the depositary
 receipts for the Company's ordinary shares are
traded on the Euronext Amsterdam by NYSE Euronext on
the date on which the purchase contract is concluded
or on the preceding day of stock market trading;
[Authority expires on 27 OCT 2010]

PROPOSAL #12.: Any other business and conclusion                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERTEK GROUP PLC
  TICKER:                N/A             CUSIP:     G4911B108
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual report and                      ISSUER          YES          FOR               FOR
 accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of 13.7p per ordinary share

PROPOSAL #3.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. Wolfhart Hauser as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. Debra Rade as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Christopher Knight as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint KPMG Audit PLC as the                             ISSUER          YES          FOR               FOR
Auditors to the Company

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #9.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
relevant securities [Section 80 of the Companies Act
1985] and equity securities [Section 94 of the
Companies Act 1985]

PROPOSAL #10.: Authorize the political donations and                       ISSUER          YES          FOR               FOR
expenditure

PROPOSAL #S.11: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
equity securities other than pro rata [Section 95 of
the Companies Act 1985

PROPOSAL #S.12: Authorize the Company to buy back its                      ISSUER          YES          FOR               FOR
 own shares [Section 163 of the Companies Act 1985]

PROPOSAL #S.13: Authorize the Company to hold general                      ISSUER          YES          FOR               FOR
 meetings [other than AGM] at 14 days notice

PROPOSAL #S.14: Approve to remove the Company's                            ISSUER          YES          FOR               FOR
authorized share capital and amend the Articles of
Association each with effect from 01 OCT 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTESA SANPAOLO SPA, TORINO
  TICKER:                N/A             CUSIP:     T55067101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the destination of the                              ISSUER          NO           N/A               N/A
operating profit relative to the balance sheet as of
31 DEC 2008 and of distribution of the dividends

PROPOSAL #O.2: Approve the integration of the                              ISSUER          NO           N/A               N/A
Auditing Company Reconta Ernst and Youngs

PROPOSAL #E.1: Amend the Articles 7, 13, 14, 15, 17,                       ISSUER          NO           N/A               N/A
18, 20, 22, 23, 24, 25, and 37 also in compliance to
the surveillance dispositions regarding the
organization and management of the banks, issued by
Banca D Italia on 04 MAR 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITAU UNIBANCO BANCO MULTIPLO SA
  TICKER:                N/A             CUSIP:     P5968Q104
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To examine the Board of Directors                            ISSUER          NO           N/A               N/A
annual report, the financial statements, and External
 Auditors and of the Finance Committee and documents
opinion report relating to FYE 31 DEC 2008

PROPOSAL #2.: To deliberate on the proposal of budget                      ISSUER          NO           N/A               N/A
 of capital

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors, bearing in mind the Requirement from
National Securities Commission Instruction Numbers
165/91 and 282/98

PROPOSAL #4.: To set the Directors, Board of                               ISSUER          NO           N/A               N/A
Directors and Finance Committee global remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JAMES HARDIE INDUSTRIES NV
  TICKER:                N/A             CUSIP:     N4723D104
  MEETING DATE:          8/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual report and                      ISSUER          NO           N/A               N/A
 the accounts for the FYE 31 MAR 2008

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          NO           N/A               N/A
FYE 31 MAR 2008

PROPOSAL #3.: Ratify Ernst & Young LLP as the                              ISSUER          NO           N/A               N/A
Auditors for the FY commencing 01 APR 2008

PROPOSAL #4.A: Re-elect Mr. David Andrews to the                           ISSUER          NO           N/A               N/A
Supervisory and Joint Boards

PROPOSAL #4.B: Re-elect Mr. David Harrison to the                          ISSUER          NO           N/A               N/A
Supervisory and Joint Boards

PROPOSAL #5.A: Re-elect Mr. Russell Chenu as a                             ISSUER          NO           N/A               N/A
Managing Board Director

PROPOSAL #5.B: Re-elect Mr. Robert Cox as a Managing                       ISSUER          NO           N/A               N/A
Board Director

PROPOSAL #6.A: Approve the participation of Mr. David                      ISSUER          NO           N/A               N/A
 Andrews in Supervisory Board Share Plan

PROPOSAL #6.B: Approve the participation of Mr. David                      ISSUER          NO           N/A               N/A
 Harrison in Supervisory Board Share Plan

PROPOSAL #7.: Amend Long Term Incentive Plan [LTIP]                        ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve the Deferred Bonus Program for                       ISSUER          NO           N/A               N/A
Mr. L. Gries

PROPOSAL #9.A: Approve the participation of Mr. Louis                      ISSUER          NO           N/A               N/A
 Gries in Restricted Stock Plan

PROPOSAL #9.B: Approve the participation of Mr.                            ISSUER          NO           N/A               N/A
Russell Chenu in Restricted Stock Plan

PROPOSAL #9.C: Approve the participation of Mr.                            ISSUER          NO           N/A               N/A
Robert Cox in Restricted Stock Plan

PROPOSAL #10.A: Approve the Executive Incentive Bonus                      ISSUER          NO           N/A               N/A
 Plan for Mr. Louis Gries

PROPOSAL #10.B: Approve the Executive Incentive Bonus                      ISSUER          NO           N/A               N/A
 Plan for Mr. Russell Chenu

PROPOSAL #10.C: Approve the Executive Incentive Bonus                      ISSUER          NO           N/A               N/A
 Plan for Mr. Robert Cox

PROPOSAL #11.: Approve to renew the authority for the                      ISSUER          NO           N/A               N/A
 Company to repurchase its own shares

PROPOSAL #12.: Approve to reduce the issued share                          ISSUER          NO           N/A               N/A
capital by cancellation of repurchased shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JAPAN TOBACCO INC.
  TICKER:                N/A             CUSIP:     J27869106
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.: Appoint a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JARDINE MATHESON HLDGS LTD
  TICKER:                N/A             CUSIP:     G50736100
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the financial                           ISSUER          YES          FOR               FOR
statements and the Independent Auditors report for
the YE DEC 31 2008, and to declare a final dividend

PROPOSAL #2.: Re-elect Mr. Jenkin Hui as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Re-elect Mr. R. C. Kwok as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re-elect Mr. James Riley as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-appoint the Auditors and authorize                        ISSUER          YES        AGAINST           AGAINST
the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors during the                           ISSUER          YES          FOR               FOR
relevant period of all powers of the Company to allot
 or issue shares and to make and grant offers,
agreements and options which would or might require
shares to be allotted, issued or disposed of during
or after the end of the relevant period up to an
aggregate nominal amount of USD 52.1 million; the
aggregate nominal amount of share capital allotted or
 agreed conditionally or unconditionally to be
allotted wholly for cash [whether pursuant to an
option or otherwise] by the Directors pursuant to the
 approval in above paragraph, otherwise than pursuant
 to a rights issue [for the purposes of this
resolution, rights issue' being an offer of shares or
 other securities to holders of shares or other
securities on the register on a fixed record date in
proportion to their then holdings of such shares or
other securities or otherwise in accordance with the
rights attaching thereto [subject to such exclusions
or other arrangements as the Directors may deem
necessary or expedient in relation to fractional
entitlements or legal or practical problems under the
 Laws of, or the requirements of any recognized
regulatory body or any Stock Exchange in, any
territory], or the issue of shares pursuant to the
Company's Employee Share Purchase Trust, shall not
exceed USD 7.8 million; [Authority expires the
earlier of the conclusion of the next AGM or the
expiration of the period within which the next AGM is

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase its own shares, subject to and in
accordance with all applicable Laws and Regulations,
during the relevant period; the aggregate nominal
amount of shares of the Company which the Company may
 purchase pursuant to the approve this resolution
shall be less than 15% of the aggregate nominal
amount of the existing issued share capital of the
Company at the date of this meeting; approve this
resolution shall, where permitted by applicable Laws
and regulations and subject to the limitation in this
 resolution, extend to permit the purchase of shares
of the Company i) by subsidiaries of the Company and
ii) pursuant to the terms of put Warrants or
financial instruments having similar effect [put
Warrants] whereby the Company can be required to
purchase its own shares, provided that where put
Warrants are issued or offered pursuant to a Rights
Issue [as specified in Resolution 6] the price which
the Company may pay for shares purchased on exercise
of Put Warrants shall not exceed 15% more than the
average of the market quotations for the shares for a
 period of not more than 30 nor less than the 5
dealing days falling 1 day prior to the date of any
public announcement by the Company of the proposed
issue of Put Warrants; [Authority expires the earlier
 of the conclusion of the next AGM or the expiration
of the period within which the next AGM is to be held

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JARDINE STRATEGIC HLDGS LTD  BERMUDA
  TICKER:                N/A             CUSIP:     G50764102
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the financial                           ISSUER          YES          FOR               FOR
statements and the independent auditors report for
the YE 31 DEC 2008, and to declare a final dividend

PROPOSAL #2.: Re elect Mr. Charles Allen Jones as a                        ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.: Re elect Mr. R.C. Kwok as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re elect Mr. Lord Leach of Fairford as                       ISSUER          YES        AGAINST           AGAINST
a Director

PROPOSAL #5.: Re-appoint the Auditors and authorize                        ISSUER          YES        AGAINST           AGAINST
the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors, during the                          ISSUER          YES          FOR               FOR
relevant period, for the purposes of this resolution,
 relevant period being the period from the passing of
 this resolution until the earlier of the conclusion
of the next AGM, or the expiration of the period
within which such meeting is required by law to be
held, or the revocation or variation of this
resolution by an ordinary resolution of the
shareholders of the Company in general meeting, of
all powers of the Company to allot or issue shares
and to make and grant offers, agreements and options
which would or might require shares to be allotted,
issued or disposed of during or after the end of the
relevant period up to an aggregate nominal amount of
USD 18.2 million, be and is hereby generally and
unconditionally approved, B] the aggregate nominal
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
wholly for cash, whether pursuant to an option or
otherwise, by the Directors pursuant to the approval
in paragraph, A, otherwise than pursuant to a rights
issue, for the purposes of this re solution, rights
issue being an offer of shares or other securities to
 holders of shares or other securities on the
register on a fixed record date in proportion to
their then holdings of such shares or other
securities or otherwise in accordance with the rights
 attaching thereto, subject to such exclusions or
other arrangements as the directors may deem
necessary or expedient in relation to fractional
entitlements or legal or practical problems under the
 laws of, or the requirements of any recognized
regulatory body or any stock exchange in, any
territory, shall not exceed  USD 2.7 million, and the

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase its own shares, subject to and in
accordance with all applicable laws and regulations,
during the relevant period, for the purposes of this
resolution, relevant period being the period from the
 passing of this resolution until the earlier of the
conclusion of the next AGM, or the expiration of the
period within which such meeting is required by law
to be held, or the revocation or variation of this
resolution by an ordinary resolution of the
shareholders of the Company in general meeting, be
and is hereby generally and unconditionally; B] the
aggregate nominal amount of shares of the Company
which the company may purchase pursuant to the
approval in paragraph A, of this resolution shall be
less than 15% of the aggregate nominal amount of the
existing issued share capital of the Company at the
date of this meeting, and such approval shall be
limited accordingly, and, C] the approval  in
paragraph A, of this resolution shall, where
permitted by applicable laws and regulations and
subject to the limitation in paragraph B , of this
resolution, extend to permit the purchase of shares
of the Company, I, by subsidiaries of the Company
and, ii, pursuant to the terms of put warrants or
financial instruments having similar effect, put
warrants, whereby the Company can be required to
purchase its own shares, provided that where put
warrants are issued or offered pursuant to a rights
issue, as de fined in Resolution 6 above, the price
which the company may pay for shares purchased on
exercise of put warrants shall not exceed 15% more
than the average of the market quotations for the
shares for a period of not more than 30 nor less than
 the 5 dealing days falling one day prior to the date
 of any public announcement by the Company of the

PROPOSAL #8.: Approve that, the purchase by the                            ISSUER          YES        AGAINST           AGAINST
Company of shares of USD 0.25 each in Jardine
Matheson Holdings Limited, Jardine Matheson, during
the relevant period, for the purposes of this
resolution, relevant period being the period from the
 passing of this resolution until the earlier of the
conclusion o f the next AGM, or the expiration of the
 period within which such meeting is required by law
to be held, or the revocation or variation of this
resolution by an ordinary resolution of the
shareholders of the Company in general meeting or the
 cessation of the Company's status as a subsidiary of
 Jardine Matheson, be and is hereby generally and
unconditionally approved, provided that any purchases
 of Jardine Matheson shares by the company pursuant
to this authority shall be in accordance with and
authorize the Directors of Jardine Matheson by its
shareholders from time to time and that the authority
 granted by this resolution shall be limited

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KERRY GROUP PLC
  TICKER:                N/A             CUSIP:     G52416107
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the accounts for                         ISSUER          YES          FOR               FOR
the YE 31 DEC 2008 and the Directors' and the
Auditors' reports thereon

PROPOSAL #2.: Declare a final dividend as recommended                      ISSUER          YES          FOR               FOR
 by the Directors

PROPOSAL #3.ai: Re-elect Mr. Denis Buckley, who                            ISSUER          YES        AGAINST           AGAINST
retires in accordance in accordance with the
provisions of the Combined Code on Corporate

PROPOSAL #3aii: Re-elect Mr. Michael Dowling, who                          ISSUER          YES        AGAINST           AGAINST
retires in accordance in accordance with the
provisions of the Combined Code on Corporate

PROPOSAL #3.bi: Re-elect Mr. Gerry Behan, who retires                      ISSUER          YES          FOR               FOR
 in accordance with Article 102 and Article of
Association of the Company

PROPOSAL #3.Ci: Re-elect Mr. Noel Greene, who retires                      ISSUER          YES        AGAINST           AGAINST
 in accordance in accordance with Article 97 of the
Articles of Association of the Company

PROPOSAL #3Cii: Re-elect Mr. Flor Healy, who retires                       ISSUER          YES          FOR               FOR
in accordance in accordance with Article 97 of the
Articles of Association of the Company

PROPOSAL #3Ciii: Re-elect Mr. Kevin Kelly, who                             ISSUER          YES          FOR               FOR
retires in accordance in accordance with Article 97
of the Articles of Association of the Company

PROPOSAL #3Civ: Re-elect Mr. Brian Mehigan, who                            ISSUER          YES          FOR               FOR
retires in accordance in accordance with Article 97
of the Articles of Association of the Company

PROPOSAL #4.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #5.: Authorize the Directors to exercise all                      ISSUER          YES          FOR               FOR
 the powers of the Company to allot relevant
securities within the meaning of Section 20 of the
Companies [Amendment] Act 1983; the maximum amount of
 the relevant securities which may be allotted under
the authority hereby conferred shall be the
authorized but unissued A ordinary shares in the
capital of the Company; [Authority shall expire on 12
 AUG 2010 unless and to extend that such is renewed,
revoked or extended prior to such date]; the
Directors may allot relevant securities in pursuance
of such offer or agreement, notwithstanding that the
authority hereby conferred has expired

PROPOSAL #S.6: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Sections 23 and 24(1) of the Companies [Amendment]
Act, 1983 to allot equity securities within the
meaning of the said Section 23 for cash as if Section
 23(1) of the said Act did not apply to any such
allotment; and [Authority shall expire on 12 AUG 2010
 unless and to extend that such is renewed, revoked
or extended prior to such date] and the Directors may
 allot equity securities in pursuance of such an
offer or agreement as if the power conferred by this
Paragraph had not expired and provided that the
maximum amount of equity securities [within the
meaning of the said Section 23] which may be allotted
 under this authority shall not exceed in aggregate
the equivalent of 5% of the issued A ordinary share
capital of the Company at the date hereof

PROPOSAL #S.7: Authorize the Company to purchase A                         ISSUER          YES          FOR               FOR
ordinary shares on the market [Section 212 of the
Companies Act 1990], in the manner provided for in
Article 13A of the Articles of Association of the
Company, up to a maximum of 5% of the A ordinary
share in issue at the date of passing of this
resolution; [Authority expires at the end of the next

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KYOCERA CORPORATION
  TICKER:                N/A             CUSIP:     J37479110
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Directors and Corporate Auditor

PROPOSAL #7.: Approve Retirement Allowance for                             ISSUER          YES          FOR               FOR
Retiring Directors, and Payment of Accrued Benefits
associated with Abolition of Retirement Benefit
System for Current Corporate Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LI & FUNG LTD
  TICKER:                N/A             CUSIP:     G5485F144
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Audited                                ISSUER          YES          FOR               FOR
Consolidated Accounts and reports of the Directors
and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of 33 HK cents                      ISSUER          YES          FOR               FOR
 per share in respect of the YE 31 DEC 2008

PROPOSAL #3.a: Re-elect Professor Franklin Warren                          ISSUER          YES          FOR               FOR
McFarlan as a Director

PROPOSAL #3.b: Re-elect Mr. Spencer Theodore Fung as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.c: Re-elect Mr. Martin Tang Yue Nien as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #4.: Approve the remuneration of all the                          ISSUER          YES          FOR               FOR
Directors [including the Non-executive Directors] and
 the Chairman of the Board of Directors shall be
fixed at HKD 80,000 and HKD 200,000 respectively for
the YE 31 DEC 2009 and each subsequent financial year
 until the Company in general meeting otherwise
determines; and additional remuneration shall be
payable to the Non-executive Directors who serve on
the Board committees of the Company and such
remuneration be fixed at the levels as shown in the
following table for the YE 31 DEC 2009 and each
subsequent FY until the Company in general meeting
otherwise determines: Audit Committee: Chairman HKD
140,000 Member HKD 60,000 Compensation Committee:
Chairman HKD 80,000 Member HKD 30,000 Nomination
Committee: Chairman HKD 80,000 Member HKD 30,000

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors and to authorize the Board of Directors
to fix their remuneration

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
during the relevant period of all the powers of the
Company to purchase shares of the Company be
generally and unconditionally approved; approve the
aggregate nominal amount of shares which may be
purchased on The Stock Exchange of Hong Kong Limited
or any other stock exchange recognized for this
purpose by the Securities and Futures Commission of
Hong Kong and The Stock Exchange of Hong Kong Limited
 under the Hong Kong Code on share repurchases shall
not exceed 10% of the aggregate nominal amount of the
 share capital of the Company in issue on the date of
 this resolution, and the said approval shall be
limited accordingly; [Authority expires earlier at
the conclusion of the next AGM of of the Company is
required by the Companies Act 1981 of Bermuda [as

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
during the relevant period of all the powers of the
Company to allot, issue and deal with additional
shares in the capital of the Company and to make or
grant offers, agreements and options which might
require the exercise of such powers be generally and
unconditionally approved; authorize the Directors of
the Company during the relevant period to make or
grant offers, agreements and options which might
require the exercise of such powers after the end of
the relevant period; approve the aggregate nominal
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors of the Company, otherwise than pursuant to
(i) a Rights Issue; (ii) the exercise of options
granted under any share option scheme adopted by the
Company or (iii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares of
the Company in accordance with the Bye-laws of the
Company, shall not exceed the aggregate of (aa) 20%
of the aggregate of the nominal amount of the share
capital of the Company in issue on the date of this
resolution, provided that the aggregate nominal
amount of the share capital so allotted [or so agreed
 conditionally or unconditionally to be allotted]
pursuant to this resolution solely for cash and
unrelated to any asset acquisition shall not exceed
10% of the aggregate of nominal amount of the share
capital of the Company in issue on the date of
passing this resolution, plus (bb) [if the Directors
of the Company are so authorized by a separate
ordinary resolution of the shareholders of the
Company] the nominal amount of share capital of the
Company repurchased by the Company subsequent to the
passing of this resolution [up to a maximum
equivalent to 10% of the aggregate nominal amount of
the share capital of the Company in issue on the date
 of this resolution], and the said approval shall be
limited accordingly; [Authority expires earlier at
the conclusion of the Company is required by the
Companies Act 1981 of Bermuda [as amended] to be held]

PROPOSAL #8.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to exercise the powers of the Company set out as
Resolution 7 in the notice of this meeting in respect
 of the share capital of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LLOYDS BANKING GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report
PROPOSAL #3.a: Elect Ms. C.J. McCall as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Elect Mr. T.T. Ryan Jr. as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Elect Mr. M.A. Scicluna as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.d: Elect Mr. T.J.W. Tookey as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.e: Elect Mr. Anthony Watson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.a: Re-elect Sir Victor Blank as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #4.b: Re-elect Mr. A.G. Kane as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.c: Re-elect Lord Leitch as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Grant authority to set the remuneration                      ISSUER          YES          FOR               FOR
 of the Auditors

PROPOSAL #7.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital

PROPOSAL #8.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.9: Authorize the Directors to issue                            ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #S.10: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 ordinary shares

PROPOSAL #S.11: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 preference shares

PROPOSAL #S.12: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

PROPOSAL #S.14: Grant authority relating to political                      ISSUER          YES          FOR               FOR
 donations or expenditure

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  ISSUER:                LLOYDS BANKING GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company and Authorize the
Directors to allot shares to be issued pursuant to
the placing and Compensatory Open offer

PROPOSAL #2.: Approve a general increase in the                            ISSUER          YES          FOR               FOR
authorized share capital of the Company and generally
 authorize the Directors to allot new shares

PROPOSAL #3.: Approve the placing and compensatory                         ISSUER          YES          FOR               FOR
open offer and HMT preference share redemption as a
related party transaction, pursuant to the Listing
Rules

PROPOSAL #4.: Grant authority for the Rule 9 waiver                        ISSUER          YES          FOR               FOR
granted by the Panel in relation to the acquisition
of shares by HM Treasury

PROPOSAL #S.5: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
shares for cash on a non preemptive basis pursuant to
 the placing and compensatory open offer

PROPOSAL #S.6: Approve to provide the Directors with                       ISSUER          YES          FOR               FOR
a general authority to allot shares for cash on a non
 preemptive basis

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  ISSUER:                LLOYDS TSB GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          11/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by the Company                       ISSUER          YES          FOR               FOR
[or one or more of its subsidiaries] of HBOS plc
[HBOS] [the Acquisition] to be effected pursuant to a
 scheme of arrangement [the scheme] under sections
895 to 899 of the Companies Act 2006 [the Act] or
takeover offer [the Offer] made by or on behalf of
the Company, substantially on the terms and subject
to the conditions, as specified, outlining the
Acquisition and authorize the Directors of the
Company [or any duly constituted committee thereof]
[the Board], to take all such steps as the Board
considers to be necessary or desirable in connection
with, and to implement, the acquisition [including in
 respect of options granted in relation to HBOS
securities] and to agree such modifications,
variations, revisions, waivers, extensions or
amendments to any of the terms and conditions of the
Acquisition, and/or to any documents relating
thereto, as they may in their absolute discretion

PROPOSAL #2.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the Acquisition becoming unconditional [save for
 any conditions relating to: i) the delivery of the
order of the Court of Sessions in Edinburgh
confirming the reduction of capital in HBOS to the
Registrar of Companies in Scotland [the Court
Sanction]; ii) the admission of the ordinary shares
of 25 pence each in the Company to be issued pursuant
 to the Acquisition becoming effective in accordance
with the Listing Rules, or as appropriate, the UK
Listing Authority and the London Stock Exchange
agreeing to admit such shares to the Official List
and to trading on the main market of the London Stock
 Exchange respectively [Admission]], that the waiver
granted by the Panel on Takeovers and Mergers on the
Commissioners of Her Majesty's Treasury or their
nominees [HM Treasury] to make a general offer to
ordinary shareholders for all of the issued ordinary
shares in the capital of the Company held by them as
a result of the issue to HM Treasury of up to
7,123,501,749 ordinary shares in the Company pursuant
 to the Placing and Open Offer Agreement [as
specified], and the following completion of the
Acquisition, representing a maximum of 43.5% of the

PROPOSAL #3.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon 1) the Acquisition becoming unconditional [save
for any conditions relating to the Court Sanction,
Registration or Admission] and 2) the placing and
open offer agreement entered into among the Company,
Citigroup Global Markets Limited, Citigroup Global
Markets U.K. Equity Limited, Merrill Lynch
International, UBS Limited and HM Treasury and
effective as of 13 OCT 2008 [the Placing and Open
Offer Agreement] [as specified] not having been
terminated in accordance with its terms before the
delivery of the order of the Court of Session in
Edinburgh sanctioning the Scheme: to increase the
authorized share capital of the Company from an
aggregate of GBP 1,791,250,000, USD 40,000,000, EUR
40,000,000 and CNY 1,250,000,000 to GBP
5,675,477,055, USD 40,000,000, EUR 1,250,000,000 by
the creation of 14,911,908,221 new ordinary shares of
 25 pence each, such shares forming one class with
the then existing ordinary shares and having attached
 thereto the respective rights and privileges and
being subject to the limitations and restrictions set
 out in the Company's Articles of Association [the
Articles] and the creation of 625,000,000 new
preference shares of 25 pence each, such shares
having attached thereto the respective rights and
privileges and being subject to the limitations and
restrictions as may be determined by the Board or
otherwise in accordance with Article 3.3 of the
Articles; and authorize the Board, in substitution
for all previous existing authorities and pursuant to
 and in accordance with Section 80 of the Companies
Act 1985 [the 1985 Act], to allot relevant securities
 created pursuant to this resolution credited as
fully paid, with authority to deal with fractional
entitlements arising out of such allotments as it
thinks fit and to take all such allotment, to an
aggregate nominal amount of GBP 3,884,227,055, USD
39,750,000, EUR 40,000,000 and CNY 1,250,000,000;
[Authority expires the earlier of the conclusion of
the AGM in 2009 or 07 AUG 2009]; and the Board may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #4.: Approve, conditional upon the passing                        ISSUER          YES          FOR               FOR
of the Ordinary Resolution 3, pursuant to Article 122
 of the Articles, upon the recommendation of the
Board an amount out of the sums standing to the
credit of any of the Company's share premium amount
standing to the credit of such reserves, as the Board
 may at its discretion determine, be capitalized,
being such amount as the Board may determine for the
purpose of paying up new ordinary shares and
authorize the Board to apply such amount in paying up
 the new ordinary shares and to take all such other
steps as it may deem necessary, expedient or
appropriate to implement such capitalization

PROPOSAL #5.: Approve, for the purpose if Article 76                       ISSUER          YES          FOR               FOR
of the Articles, the ordinary remuneration of the
Directors of the Company, to be divisible among them
shall be a sum not exceeding GBP 1,000,000 in any year

PROPOSAL #6.: Authorize the Company, subject to and                        ISSUER          YES          FOR               FOR
conditional upon the Acquisition becoming
unconditional [save for any conditions relating to
the Court Sanction, Registration or Admission], for
the purpose of Section 166 of the 1985 Act to make
market purchases [Section 163(3) of the 1985 Act] of
i) the GBP 1,000,000,000 fixed to Floating Callable
Non-Cumulative Preference Shares [the New Preference
Shares] to be issued by the Company to HM Treasury
pursuant to the preference share subscription
agreement entered into with effect from 13 OCT 2008
by the Company and HM treasury and ii) the preference
 shares to be issued by the Company in exchange for
the GBP 3,000,000,000 fixed to Floating Callable Non-
Cumulative Preference shares to be issued by HBOS to
HM Treasury pursuant to the preference share
subscription agreement entered into with effect from
13 OCT 2008 by HBOS and HM Treasury pursuant to the
proposed scheme of arrangement under Sections 895 to
899 of the Act between HBOS and relevant classes of
holders of preference shares in HBOS [together with
the New Preference Shares, the Preference Shares], up
 to an maximum number of preference shares which may
be purchased is 4,000,000 at a minimum price of 25
pence per each preference share [exclusive of
expenses] and the maximum price which may be paid for
 the each preference share is an amount equal to 120%
 of the liquidation preference of the Preference
Shares; [Authority expires at the end of an 18 month
period] [except in relation to the purchase of
Preference Shares the contract for which are
concluded before such expiry and which are executed
wholly or partially after such expiry]

PROPOSAL #S.7: Approve, in place of all existing                           ISSUER          YES          FOR               FOR
powers, to renew the power conferred on the Board by
Article 9.3 of the Articles for the period ending on
the day of the Company's AGM in 2009 or on 07 AUG
2009, which ever is earlier and for that period the
relevant Section 89 amount [for the purpose of
Article 9.3 and 9.5 of the Articles] shall be GBP
205,577,100 if ordinary resolution 3 is passed
[equivalent to 822,308,400 ordinary shares of 25
pence each in the capital of the Company] or GBP
75,647,511 if Ordinary Resolution 3 is rejected
[equivalent to 302,590,044 ordinary shares of 25
pence each in the capital of the Company]

PROPOSAL #S.8: Approve, subject to and conditional                         ISSUER          YES          FOR               FOR
upon the Acquisition becoming unconditional [save for
 any conditions relating to the Court Sanction,
Registration or Admission] to change the name of the
Company to Lloyds Banking Group plc

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  ISSUER:                L'OREAL S.A., PARIS
  TICKER:                N/A             CUSIP:     F58149133
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the Company's
financial statements for the YE in 2008, as
presented, showing net profits of EUR
1,552,103,144.44, against EUR 2,822,429,471.46 for

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the
consolidated financial statements for the FYE in
2008, in the form presented to the meeting

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the in come for
the FY be appropriated as follows: legal reserve: Nil
 dividends: EUR 861,761,102.40 the balance to the
other reserves account: EUR 690,342,041.74 the share
holders will receive a net dividend of EUR 1.44 per
share, and will entitle to the 40% deduction provided
 by the French Tax Code; this dividend will be paid
on 24 APR 2009; the amount of distributable profits
corresponding to shares held by the Company shall be
allocated to the ordinary reserve account , as
required by Law, it is reminded that, for the last 3
financial years, the dividends paid, were as follows:
 EUR 1.00 for FY 2005 EUR 1.18 for FY 2006 EUR 1.38
for FY 2007

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L. 225-40
of the French Commercial Code, takes note that there
was no new agreement or commitment during the FYE 31
DEC 2008 and takes note of the information concerning
 the agreements entered into and commitments taken
for the last fiscal years

PROPOSAL #O.5: Approve the subject to the approval of                      ISSUER          YES          FOR               FOR
 the Resolution number 15, the shareholders' meeting
renews the appointment of Mr. Werner Bauer as a
Director for a 3-year period

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mrs. Francoise Bett Encourt Meyers as a Director for
a 4- year period

PROPOSAL #O.7: Approve the renew the appointment of                        ISSUER          YES          FOR               FOR
Mr. Peter Brabeck- Letmathe as a Director for a 4-
year period

PROPOSAL #O.8: Approve to subject to the adoption of                       ISSUER          YES          FOR               FOR
the Resolution number 15, to renew the appointment of
 Mr. Jean-Pierre Meyers as a Director for a 3-year
period

PROPOSAL #O.9: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Louis Schweitzer as a Director for a 4-year period

PROPOSAL #O.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions specified below: maximum
purchase price: EUR 130.00, maximum number of shares
to be acquired: 10% of the number of shares
comprising the Company capital, i.e. 59,844,521
shares, maximum funds invested in the share buybacks:
 EUR 7,800,000,000.00; [Authority is given for an 18-
month period]; grant delegates all powers to the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in 1 or more
occasions, up to a maximum nominal amount of EUR
55,310,958.00 by way of issuing, with preferred
subscription rights maintained, ordinary shares in
the company, by way of capitalizing reserves,
profits, premiums or other means, provided that such
capitalization is allowed by Law and under the by
Laws, to be carried out through the issue of bonus
shares or the raise of the par value of the existing
shares; [Authority expires for a 26-month period] it
supersedes any and all earlier delegations to the
same effect

PROPOSAL #E.12: Authorize the Board of Directors all                       ISSUER          YES        AGAINST           AGAINST
powers to grant, in 1 or more transactions, to the
Employees or Corporate Officers of the Company and
related companies, options giving the right either to
 subscribe for new shares in the Company to be issued
 through a share capital increase, or to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total number of shares, which shall exceed 2% of the
share capital; [Authority expires for a 26-month
period]; the options granted to the Corporate
Officers shall not represent more than 10% of the
total allocations carried out by the Board of
Directors during this period of 26 months; grant
delegates all powers to the Board of Directors to
take all necessary measures and accomplish all
necessary formalities; this delegation of powers
supersedes the fraction unused of any and all earlier
 delegations to the same effect

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant, for free, on 1 or more occasions, existing or
future shares, in favour of the Employees of the
Company and related Companies; they may not represent
 more than 0.20% of the share capital; [Authority
expires for a 26-month period]; grant delegates all
powers to the Board of Directors to take all
necessary measures and accomplish all necessary

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on 1 or more occasions,
at its sole discretion, by way of issuing shares in
favour of Employees, or former Employees, of the
Company or related Companies, who are Members of a
Company Savings Plan; [Authority expires for a 26-
month period] and for a nominal amount that shall not
 exceed EUR 1,196,890.42 by issuing 5,984,452 new
shares; the shareholders' meeting decides to cancel
the shareholders' preferential subscription rights in
 favour of beneficiaries mentioned above; grant
delegates all powers to the Board of Directors to
take all necessary measures and accomplish all
necessary formalities

PROPOSAL #E.15: Amend Article 8 indent 2 of the                            ISSUER          YES          FOR               FOR
Bylaws, regarding the duration of the term of office
of the Directors

PROPOSAL #E.16: Amend Article 15a-3 of the Bylaws                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #E.17: Grant authority for filing of                              ISSUER          YES          FOR               FOR
required documents/other formalities

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  ISSUER:                M.A. INDUSTRIES LTD
  TICKER:                N/A             CUSIP:     M67888103
  MEETING DATE:          7/20/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
the Directors' report for the year 2007

PROPOSAL #2.: Re-appoint the Accountant Auditors and                       ISSUER          YES          FOR               FOR
authorize the Board to fix their fees

PROPOSAL #3.A: Re-appoint Mr. A. Bigger as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.B: Re-appoint Mr. N. Dankner as a                              ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.C: Re-appoint Mr. Z. Livnat as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.D: Re-appoint Mr. I. Manor as a                                ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.E: Re-appoint Mr. R. Cohen as a                                ISSUER          YES        AGAINST           AGAINST
Officiating Director

PROPOSAL #3.F: Re-appoint Mr. H. Garvrieli as a                            ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.G: Re-appoint Mr. A. Arel  as a                                ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.H: Re-appoint Mr. O. Leader as a                               ISSUER          YES        AGAINST           AGAINST
Officiating Director

PROPOSAL #3.I: Re-appoint Mr. A. Fisher as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.J: Re-appoint Mr. D. Peckleman as a                            ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #3.K: Re-appoint Mr. H. Shorek as a                               ISSUER          YES          FOR               FOR
Officiating Director

PROPOSAL #4.: Approve to update the remuneration of                        ISSUER          YES        AGAINST           AGAINST
the Directors Messrs. A. Arel , A. Fisher, D.
Peckleman,  H. Shorek to the maximum rate permitted
By Law for payment to External Directors

PROPOSAL #5.: Approve to update the remuneration of                        ISSUER          YES        AGAINST           AGAINST
the Directors Mr. Z. Livnat  who may regarded as an
owner of control [special majority required] to the
maximum rate permitted By Law

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  ISSUER:                MEGGITT PLC
  TICKER:                N/A             CUSIP:     G59640105
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts                        ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008, together with the reports of
 the Directors and the Auditors thereon, [the annual
reports and accounts]

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR
contained in the annual report and the accounts

PROPOSAL #3.: Approve the recommendation of the                            ISSUER          YES          FOR               FOR
Directors as to a final dividend for the YE 31 DEC
2008 of 5.75 pence for each ordinary share in the
Company and, if thought fit, declare a dividend
accordingly

PROPOSAL #4.: Re-elect Mr. Peter Hill as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in accordance
 with Article 74 of the Company's Articles of
Association

PROPOSAL #5.: Re-elect Mr. Stephen Young as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with Article 74 of the Company's Articles
of Association

PROPOSAL #6.: Re-elect Mr. Philip Green as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation in
accordance with Article 74 of the Company's Articles
of Association

PROPOSAL #7.: Re-elect Sir Alan Cox as a Director of                       ISSUER          YES          FOR               FOR
the Company, who retires in compliance with Article
7.2 of the combined code on corporate governance

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office from
the conclusion of this meeting until the conclusion
of the next meeting at which accounts are laid before
 the Company

PROPOSAL #9.: Authorize the Directors to set the fees                      ISSUER          YES          FOR               FOR
 paid to the Auditors

PROPOSAL #10.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company from GBP 44,250,000 to
GBP 60,000,000 by the creation of an additional
315,000,000 ordinary shares of 5 pence each in the
Company

PROPOSAL #11.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for all existing authorities, to allot
relevant securities[ in the Companies Act 1985] up to
 an aggregate nominal amount of GBP 11,093,390 and
relevant securities comprising equity securities [in
the Companies Act 1985] up to an aggregate nominal
amount of GBP 22,186,780 [such amount to be reduced
by the aggregate nominal amount of relevant
securities issued under paragraph [A] of this
resolution 11] in connection with an offer by way of
a right issue[Authority expires until the end of the
Company's next AGM of this resolution or on 30 JUN
2010] and the Directors may allot equity securities
under any such offer or agreement as if power had not

PROPOSAL #S.12: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution for all existing powers and subject to
the passing of Resolution 11 to allot equity
securities[ in the Companies Act 1985] for cash
pursuant to the authority granted by Resolution 11
and/or where the allotment constitutes an allotment
of equity securities by virtue of Section 94[3A] of
the Companies Act 1985, in case free of the
restriction in Section 89[1] of the Companies Act
1985, such power to be limited: to the allotment of
equity securities [but in the case of an allotment
pursuant to the authority granted by paragraph [A] of
 resolution 11, such power be limited to the
allotment of equity securities in connection with an
offer by way of a rights to the allotment of equity
securities pursuant to the authority granted by
Paragraph [A] of Resolution 11 and/or an allotment
which constitutes an allotment of equity securities
by virtue of Section 94[3A] of the Companies Act 1985
 [in each case otherwise Resolution 12 up to a
nominal amount of GBP 1,664,009 [Authority expires
until the Company's next AGM or on 30 JUN 2010] and
the Directors may allot equity securities under any
such offer or agreement as if power had not expired

PROPOSAL #13.: Authorize the Company, for the purpose                      ISSUER          YES          FOR               FOR
 of Section 366 of the Companies Act 2006 to, make
political donations to political parities or
independent election candidates [as such terms are
defined in Section 363 and 364 of the Companies Act
2006], not exceeding GBP 20,000 in aggregate; make
political donations to political organization other
than political parties [as such terms are defined in
Section 363 and 366 of the Companies Act 2006], not
exceeding GBP 20,000 and to incur political
expenditure [as such terms are defined in Section 365
 of the Companies Act 2006] not exceeding GBP 20,000
in aggregate [Authority expires the earlier of the
conclusion of the next AGM of the Company or 12
months after the date of the passing of this
resolution] provided that the maximum amounts
preferred in this resolution and may comprise sums in
 different currencies which shall be converted at
such rate as the Board may in its absolute discretion
 determined to be appropriate

PROPOSAL #S.14: Approve, a general meeting other than                      ISSUER          YES          FOR               FOR
 an AGM may be called on not less than 14 clear days
notice

PROPOSAL #15.: Amend the Part B of the Meggitt                             ISSUER          YES          FOR               FOR
Executive Share Option Scheme 2005 [the ESOS] as
specified in the proposed new rules of the ESOS
produced to the meeting as specified

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  ISSUER:                MITSUBISHI CORPORATION
  TICKER:                N/A             CUSIP:     J43830116
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

PROPOSAL #6.: Approve reserved retirement                                  ISSUER          YES          FOR               FOR
remuneration for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI UFJ FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J44497105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Reduce
Authorized Capital to 33,920,001,000 shs. due to the
retirement of Class 8 Preferred Shares and Class 12
Preferred Shares , Approve Minor Revisions Related to
 Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI SUMITOMO INSURANCE GROUP HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J45745106
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Directors and  Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MTN GROUP LTD
  TICKER:                N/A             CUSIP:     S8039R108
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve that, subject to this                               ISSUER          YES          FOR               FOR
resolution being passed in accordance with the
Listings Requirements of the JSE Limited [Listings
Requirements], the entry into and, subject to the
passing and registration [if applicable] of
Resolution S.1, S.2, O.2 and O.3, which are proposed
hereafter, implementation by the Company of the
following agreements tabled at the General Meeting
and the transactions described therein are approved:
the B Preference Shares Acquisition Agreement
concluded between the Company and the Government
Employees Pension Fund [GEPI on 26 MAR 2009 [B
Preference Acquisition Agreement] pursuant to which,
inter alia, the Company will acquire the 214,300
cumulative redeemable B preference shares [B
Redeemable Preference] and the 1 redeemable B
participating preference share [B Participating
Preference] [collectively hereinafter referred to as
the B Preference] held by GFPF in the issued share
capital of Newshelf 664 [Proprietary] Limited through
 the issue of 111,469,352 ordinary shares of 0,01
cents in the issued share capital of MTN [MTN Shares]
 and the payment in cash of ZAR 387,099,065 [plus
interest] to Public Investment Corporation Limited
PIC] in its capacity as duly authorized agent of the
GEPP; the B Preference Shares Redemption Agreement
concluded between the Company and Newshelf on 26 MAR
2009 [B Preference Redemption Agreement] pursuant to
which, inter a Newshelf will redeem the B Preference;
 the Newshelf Acquisition Agreement concluded between
 the Company, GEPF and Newshelf on 26 MAR 2009
[Newshelf Acquisition Agreement] pursuant to which,
inter alia, the Company will acquire an option to
purchase for ZAR 1,00 the entire issued ordinary
share capital of Newshelf  from the trustees of the
Alpine Trust [AT] [Option], the Company will exercise
 the Option and the Company will settle the
outstanding obligations of Newehelf to GEPF under the
 Bridging Facility Agreement concluded between GEPF,
Newshelf and at on 31 AUG 2007 [as amended] in part
for cash and in part through the issue of 102,397,546
 MTN Shares to PIC in its capacity as duly authorized
 agent of GEPF; the MTN Share Repurchase Agreement
concluded between the Company and Newshelf on26 MAR
2009 [Repurchase Agreement] pursuant to which, inter
ails, the Company will repurchase 243,500,011 MTN
Shares from Newshelf in part from share capital and
premium and in past from profits available for
distribution; and the Implementation Agreement
concluded between the Company, Newshelf, GEPF and at
on 26 MAR 2009 [Implementation Agreement] pursuant to
 which inter alia the implementation of the B
Preference Acquisition Agreement, B Preference
Redemption Agreement, Newshelf Acquisition Agreement
and Repurchase Agreement are regulated and the Option
 is exercised by MTN, [the B Preference Acquisition
Agreement, the B Preference Redemption Agreement, the
 Newshelf Equity Acquisition Agreement, the
Repurchase Agreement and the Implementation Agreement

PROPOSAL #S.1: Approve that, subject to this                               ISSUER          YES          FOR               FOR
resolution being passed in accordance with the
Listings Requirements and the passing and
registration [if applicable] of Resolution O.1, S.2,
O.2 and O.3,and authorize the Board of Directors of
the Company, as a specific authority, to purchase, in
 part from share capital and premium [in an aggregate
 amount of ZAR 381,966,783] and in part from profits
available for distribution, the 243,500,011 MTN
Shares held by Newshelf pursuant to, and on the terms
 and conditions of, the Repurchase Agreement [read
with the Implementation Agreement] and in accordance
with section 95 of the Companies Act, [Act 61 of
1973], 1973, as amended [Companies Act] and the
relevant provisions of the Listings Requirements

PROPOSAL #S.2: Approve that, in terms of Section                           ISSUER          YES          FOR               FOR
38[2A][b] of the Companies Act, and subject to this
resolution being passed in accordance with the
Listings Requirements and to the passing and
registration [if applicable] of Resolution O.1, S.1,
O.2 and O.3, the Company hereby sanctions, to the
extent required, any financial assistance given or
construed to be given by the Company to Newshelf in
respect of the transactions set out in the
Transaction Agreements

PROPOSAL #O.2: Approve that, subject to this                               ISSUER          YES          FOR               FOR
resolution being passed in accordance with the
provisions of the Listings Requirements, and subject
to the passing and registration [if applicable] of
Resolution O.1, S.1, S.2 and O.3, 213,866,898 MTN
Shares be and are placed under the control of the
Directors to allot and issue for cash to PIC pursuant
 to, and on the terms and conditions of, the B
Preference Acquisition Agreement and the Newshelf
Acquisition Agreement

PROPOSAL #O.3: Approve that, subject to this                               ISSUER          YES          FOR               FOR
resolution being passed in accordance with the
Listings Requirements and to the passing and
registration [if applicable] of Resolution O.1, S.1,
S.2 and O.2, and authorize any 1 Director of the
Company, on behalf of the Company, to do or cause all
 such things to be done, to sign all such
documentation as may be necessary to give effect to
and implement all of the resolutions contained in
this notice of general meeting, as well as all the
transactions described in Resolution O.1

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MTN GROUP LTD
  TICKER:                N/A             CUSIP:     S8039R108
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for YE 31 DEC 2008

PROPOSAL #2.: Re-elect Mr. RS Dabengwa as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. AT Mikati as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. MJN Njeke as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. J Van Rooyen as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the remuneration of Non                              ISSUER          YES          FOR               FOR
Executive Directors

PROPOSAL #7.: Approve to place authorized but                              ISSUER          YES          FOR               FOR
unissued shares under control of the Directors up to
10% of Issued Capital

PROPOSAL #S.8: Grant authority to the repurchase of                        ISSUER          YES          FOR               FOR
up to 10% of Issued Share Capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NESTLE SA, CHAM UND VEVEY
  TICKER:                N/A             CUSIP:     H57312649
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Receive the 2008 annual report,                             ISSUER          YES          FOR               FOR
financial statements of Nestle SA and consolidated
financial statements of the Nestle Group, reports of
the statutory Auditors

PROPOSAL #1.2: Receive the 2008 compensation report                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to release the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #3.: Approve the appropiration of profits                         ISSUER          YES          FOR               FOR
resulting from the balance sheet of Nestle S.A. and
Dividends of CHF 1.40 per share

PROPOSAL #4.1.1: Re-elect Mr. Daniel Borel to the                          ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1.2: Re-elect Mrs. Carolina Mueller Mohl                       ISSUER          YES          FOR               FOR
to the Board of Directors

PROPOSAL #4.2: Elect KPMG S.A., Geneva branch as the                       ISSUER          YES          FOR               FOR
Statutory Auditor for a term of 1 year

PROPOSAL #5.: Approve to cancel 180,000,000                                ISSUER          YES          FOR               FOR
repurchased under the Share Buy-back Programme
launched on 24 AUG 2007 and reduce the share capital
by CHF 18,000,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIKO RES LTD
  TICKER:                N/A             CUSIP:     653905109
  MEETING DATE:          9/11/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to fix the number of the                             ISSUER          YES          FOR               FOR
Directors to be elected at the meeting at 6

PROPOSAL #2.: Elect the Directors of the Corporation                       ISSUER          YES          FOR               FOR
for the ensuing year as specified

PROPOSAL #3.: Appoint KPMG LLP, Chartered                                  ISSUER          YES          FOR               FOR
Accountants, as the Auditors of the Corporation for
the ensuing year at a remuneration to be determined
by the Board of Directors

PROPOSAL #4.: Amend the Corporation's Stock Option                         ISSUER          YES          FOR               FOR
Plan, as specified

PROPOSAL #5.: Approve the continuation of the                              ISSUER          YES        AGAINST           AGAINST
Corporation's Shareholder Rights Plan Agreement and
its amendment and restatement

PROPOSAL #6.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NINTENDO CO.,LTD.
  TICKER:                N/A             CUSIP:     J51699106
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON TELEGRAPH AND TELEPHONE CORPORATION
  TICKER:                N/A             CUSIP:     J59396101
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOKIA CORPORATION
  TICKER:                N/A             CUSIP:     X61873133
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Matters of order for the Meeting                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: Election of the persons to confirm the                       ISSUER          YES          FOR               FOR
minutes and to verify the counting of votes

PROPOSAL #4.: Recording the legal convening of the                         ISSUER          YES          FOR               FOR
Meeting and quorum

PROPOSAL #5.: Recording the attendance at the Meeting                      ISSUER          YES          FOR               FOR
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the Annual Accounts                          ISSUER          YES          FOR               FOR
2008, the report of the Board of Directors and the
Auditor's report for the year 2008 - Review by the CEO

PROPOSAL #7.: Adoption of the Annual Accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #8.: Resolution on the use of the profit                          ISSUER          YES          FOR               FOR
shown on the balance sheet and the payment of
dividend; the board proposes to the AGM a dividend of
 EUR 0.40 per share for the fiscal year 2008; the
dividend will be paid to shareholders registered in
the register of shareholders held by Finnish Central
Securities Depository Ltd on the record date, April
28, 2009; the board proposes that the dividend be
paid on or about May 13, 2009

PROPOSAL #9.: Resolution on the discharge of the                           ISSUER          YES          FOR               FOR
Members of the Board of Directors and the President
from liability

PROPOSAL #10.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
members of the Board of Directors; the Board's
Corporate Governance and Nomination Committee
proposes to the AGM that the remuneration payable to
the members of the board to be elected at the AGM for
 the term until the close of the AGM in 2010 be
unchanged from 2008 as follows: EUR 440,000 for the
Chairman, EUR 150,000 for the Vice Chairman, and EUR
130,000 for each Member; in addition, the Committee
proposes that the Chairman of the Audit Committee and
 Chairman of the Personnel Committee will each
receive an additional annual fee of EUR 25,000, and
other Members of the Audit Committee an additional
annual fee of EUR 10,000 each; the Corporate
Governance and Nomination Committee proposes that
approximately 40 % of the remuneration be paid in
Nokia shares purchased from the market

PROPOSAL #11.: Resolution on the number of Members of                      ISSUER          YES          FOR               FOR
 the Board of Directors; the Board's Corporate
Governance and Nomination Committee proposes to the
AGM that the number of Board Members be eleven

PROPOSAL #12.: Election of Members of the Board of                         ISSUER          YES          FOR               FOR
Directors; the Board's Corporate Governance and
Nomination Committee proposes to the AGM that all
current Board members be re-elected for the term
until the close of the AGM in 2010; Georg Ehrn-rooth,
 Lalita D. Gupte, Bengt Holmstrom, Henning Kagermann,
 Olli-Pekka Kallasvuo, Per Karlsson, Jorma Ollila,
Marjorie Scardino, Risto Siilasmaa and Keijo Suil;
the committee also proposes that Isabel Marey-Semper
be elected as new member of the Board for the same
term; Ms. Marey-Semper is Chief Financial Officer,
EVP responsible for Strategy at PSA Peugeot Citroen;
with PhD in neuropharmacology and MBA as educational
background, she has a diverse working experience,
including Chief Operating Officer of the Intellectual
 Property and Licensing Business Units of Thomson and
 Vice President, Corporate Planning of Saint-Gobain

PROPOSAL #13.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
Auditor; the Board's Audit Committee proposes to the
AGM that the External Auditor to be elected at the
AGM be reimbursed according to the Auditor's invoice,
 and in compliance with the purchase policy approved
by the Audit Committee

PROPOSAL #14.: Election of Auditor; The Board's Audit                      ISSUER          YES          FOR               FOR
 Committee proposes to the AGM that
PricewaterhouseCoopers Oy be re-elected as the
Company's Auditor for the fiscal year 2009

PROPOSAL #15.: Authorizing the Board of Directors to                       ISSUER          YES          FOR               FOR
resolve to repurchase the Company's own shares; the
board proposes that the AGM authorize the board to
resolve to repurchase a maximum of 360 million Nokia
shares by using funds in the unrestricted
shareholders' equity; repurchases will reduce funds
avail-able for distribution of profits; the shares
may be repurchased in order to develop the capital
structure of the Company, to finance or carry out
acquisitions or other arrangements, to settle the
Company's equity-based incentive plans, to be
transferred for other purposes, or to be cancelled;
the shares can be repurchased either: a] through a
tender offer made to all the shareholders on equal
terms; or b] through public trading and on such stock
 exchanges the rules of which allow the purchases; in
 this case the shares would be repurchased in another
 proportion than that of the current shareholders; it
 is proposed that the authorization be effective
until June 30, 2010 and the authorization is proposed
 to terminate the authorization resolved by the AGM
on May 08, 2008

PROPOSAL #16.: Closing of the Meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOMURA HOLDINGS, INC.
  TICKER:                N/A             CUSIP:     J59009159
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Establish Articles                        ISSUER          YES          FOR               FOR
Related to Preferred Stock (The proposed amendment
will not result in an amendment to the authorized
number of shares of the Company) , Approve Minor
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Issuance of Stock Acquisition Rights as                      ISSUER          YES          FOR               FOR
 Stock Options to Executives and Employees of
Subsidiaries of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVARTIS AG
  TICKER:                N/A             CUSIP:     H5820Q150
  MEETING DATE:          2/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the                               ISSUER          YES          FOR               FOR
financial statements of Novartis AG and the Group
consolidated financial statements for the business

PROPOSAL #2.: Grant discharge, from liability, to the                      ISSUER          YES          FOR               FOR
 Members of the Board of Directors and the Executive
Committee for their activities during the business
year 2008

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
available earnings as per the balance sheet and
declaration of dividend as follows: dividend: CHF
4,906,210,030 and balance to be carried forward: CHF
9,376,005,541; payment will be made with effect from
27 FEB 2009

PROPOSAL #4.: Approve to cancel 6,000,000 shares                           ISSUER          YES          FOR               FOR
repurchased under the 6th Share Repurchase Program
and to reduce the share capital accordingly by CHF
3,000,000 from CHF 1,321,811,500 to CHF
1,318,811,500; and amend Article 4 of the Articles of
 Incorporation as specified

PROPOSAL #5.1: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: Amend Articles 18 and 25 of
the Articles of Incorporation as specified

PROPOSAL #5.2: Amend Article 2 Paragraph 3 of the                          ISSUER          YES          FOR               FOR
Articles of Incorporation as specified

PROPOSAL #5.3: Amend Articles 18 and 28 of the                             ISSUER          YES          FOR               FOR
Articles of Incorporation as specified

PROPOSAL #6.1: Acknowledge that, at this AGM, Prof.                        ISSUER          NO           N/A               N/A
Peter Burckhardt M.D. is resigning from the Board of
Directors, having reached the age limit, at his own
wish and Prof. William W. George is also resigning
from the Board of Directors

PROPOSAL #6.2.A: Re-elect Prof. Srikant M. Datar,                          ISSUER          YES          FOR               FOR
Ph.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.2.B: Re-elect Mr. Andreas Von Planta,                          ISSUER          YES          FOR               FOR
Ph.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.2.C: Re-elect Dr.-Ing. Wendelin                                ISSUER          YES          FOR               FOR
Wiedeking, to the Board of Directors, for a 3 year

PROPOSAL #6.2.D: Re-elect Prof. Rolf. M. Zinkernagel,                      ISSUER          YES          FOR               FOR
 M.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.3: Elect Prof. William Brody, M.D, Ph.D,                       ISSUER          YES          FOR               FOR
to the Board of Directors, for a 3 year term

PROPOSAL #7.: Appoint PricewaterhouseCoopers AG, as                        ISSUER          YES          FOR               FOR
the Auditors of Novartis AG, for a further year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)
  TICKER:                N/A             CUSIP:     K7314N152
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Director's oral                         ISSUER          NO           N/A               N/A
report on the Company's activities in the past FY

PROPOSAL #2.: Approve the presentation and adopt the                       ISSUER          YES          FOR               FOR
audited annual report 2008

PROPOSAL #3.: Approve the remuneration of the Board                        ISSUER          YES          FOR               FOR
of Directors

PROPOSAL #4.: Approve a dividend of DKK 6.00 for 2008                      ISSUER          YES          FOR               FOR
 for each Novo Nordisk B share of DKK 1 and for each
Novo Nordisk A share of DKK 1, and that no dividend
will be paid on the Company's holding of own shares

PROPOSAL #5.1: Re-elect Mr. Sten Scheibye as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #5.2: Re-elect Mr. Goran A. Ando as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #5.3: Re-elect Mr. Henrik Gurtler as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.4: Re-elect Mr. Pamela J. Kirby as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.5: Re-elect Mr. Kurt Anker Nielsen as a                        ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.6: Re-elect Mr. Hannu Ryopponen as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.7: Elect Mr. Jorgen Wedel as the Member                        ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #6.: Re-elect PricewaterhouseCoopers as the                       ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #7.1: Approve to reduce the Company's B                           ISSUER          YES          FOR               FOR
share capital from DKK 526,512,800 to DKK 512,512,800
 by cancellation of 14,000,000 B shares of DKK 1 each
 from the Company's own holdings of B shares at a
nominal value of DKK 14,000,000, equal to 2.2% of the
 total share capital, after the implementation of the
 share capital reduction, the Company's share capital
 will amount to DKK 620,000,000 divided into A share
capital of DKK 107,487,200 and B share capital of DKK
 512,512,800

PROPOSAL #7.2: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
until the next AGM, to allow the Company to acquire
own shares of up to 10% of the share capital and at
the price quoted at the time of the purchase with a
deviation of up to 10%, CF. Article 48 of the Danish
Public Limited Companies Act

PROPOSAL #7.3.1: Amend the Article 5.4 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.2: Amend the Article 6.3 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.3: Amend the Article 6.4 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.4: Amend the Articles 8.2 and 11.10 of                       ISSUER          YES          FOR               FOR
the Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVOZYMES A/S
  TICKER:                N/A             CUSIP:     K7317J117
  MEETING DATE:          3/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Board of Director's report                       ISSUER          NO           N/A               N/A
on the Company's activities for the YE

PROPOSAL #2.: Approve the audited annual report,                           ISSUER          YES          FOR               FOR
including discharge of Management and Board of
Directors from liability during the past FY

PROPOSAL #3.: Approve to distribute the profit                             ISSUER          YES          FOR               FOR
according to the adopted annual report and a dividend
 of DKK 5.25 per A/B share of DKK 10

PROPOSAL #4.A: Re-elect Mr. Henrik Gurtler as the                          ISSUER          YES          FOR               FOR
Members to the Board of Directors

PROPOSAL #4.B: Re-elect Mr. Kurt Anker Nielsen as the                      ISSUER          YES          FOR               FOR
 Members to the Board of Directors

PROPOSAL #4.C: Re-elect Mr. Paul Petter Aas as the                         ISSUER          YES          FOR               FOR
Members to the Board of Directors

PROPOSAL #4.D: Re-elect Mr. Jerker Hartwall as the                         ISSUER          YES          FOR               FOR
Members to the Board of Directors

PROPOSAL #4.E: Re-elect Mr. Walther Thygesen as the                        ISSUER          YES          FOR               FOR
Members to the Board of Directors

PROPOSAL #4.F: Re-elect Mr. Mathias Uhlen as the                           ISSUER          YES          FOR               FOR
Members to the Board of Directors

PROPOSAL #5.: Re-elect PricewaterhouseCoopers as the                       ISSUER          YES          FOR               FOR
Auditor

PROPOSAL #6.A: Approve the renewal of the Board of                         ISSUER          YES        AGAINST           AGAINST
Directors authorization to implement certain types of
 share capital increases and to change paragraph 6 of
 the Articles of Association as specified

PROPOSAL #6.B: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
allow the company to acquire its own shares up to an
aggregate nominal value of 10% of its share capital,
see Section 48 of the Danish Public Companies Act,
the purchase price must not deviate by more than 10%
from the market price at the date of acquisition;
[the authority shall be valid until the next AGM]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OAO GAZPROM
  TICKER:                OGZPY           CUSIP:     368287207
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVE THE ANNUAL REPORT OF OAO                             ISSUER          YES          FOR             AGAINST
GAZPROM FOR 2008.

PROPOSAL #02: APPROVE THE ANNUAL ACCOUNTING                                ISSUER          YES          FOR             AGAINST
STATEMENTS, INCLUDING THE PROFIT AND LOSS REPORT OF
THE COMPANY BASED ON THE RESULTS OF 2008.

PROPOSAL #03: APPROVE THE DISTRIBUTION OF PROFIT OF                        ISSUER          YES          FOR             AGAINST
THE COMPANY BASED ON THE RESULTS OF 2008.

PROPOSAL #04: APPROVE THE AMOUNT OF, TIME FOR AND                          ISSUER          YES          FOR             AGAINST
FORM OF PAYMENT OF ANNUAL DIVIDENDS ON THE COMPANY'S
SHARES THAT HAVE BEEN PROPOSED BY THE BOARD OF
DIRECTORS OF THE COMPANY.

PROPOSAL #05: APPROVE CLOSED JOINT STOCK COMPANY                           ISSUER          YES          FOR             AGAINST
PRICEWATERHOUSECOOPERS AUDIT AS THE COMPANY'S
EXTERNAL AUDITOR.

PROPOSAL #06: PAY REMUNERATION TO MEMBERS OF THE                           ISSUER          YES        AGAINST           AGAINST
BOARD OF DIRECTORS AND AUDIT COMMISSION OF THE
COMPANY IN THE AMOUNTS RECOMMENDED BY THE BOARD OF
DIRECTORS OF THE COMPANY.

PROPOSAL #G1: APPROVE, IN ACCORDANCE WITH CHAPTER XI                       ISSUER          YES          FOR             AGAINST
OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) REGARDING RECEIPT BY OAO GAZPROM OF FUNDS
IN A MAXIMUM SUM OF 500 MILLION U.S. DOLLARS OR ITS
EQUIVALENT IN RUBLES OR EUROS.

PROPOSAL #G2: APPROVE, IN ACCORDANCE WITH CHAPTER XI                       ISSUER          YES          FOR             AGAINST
OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
REGARDING RECEIPT BY OAO GAZPROM OF FUNDS IN A
MAXIMUM SUM OF 1.5 BILLION U.S. DOLLARS OR ITS
EQUIVALENT IN RUBLES OR EUROS.

PROPOSAL #G3: APPROVE, IN ACCORDANCE WITH CHAPTER XI                       ISSUER          YES          FOR             AGAINST
OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VTB BANK REGARDING
RECEIPT BY OAO GAZPROM OF FUNDS IN A MAXIMUM SUM OF 1
 BILLION U.S. DOLLARS OR ITS EQUIVALENT IN RUBLES OR

PROPOSAL #8A: ELECTION OF DIRECTOR: AKIMOV ANDREY                          ISSUER          YES        AGAINST           AGAINST
IGOREVICH

PROPOSAL #8B: ELECTION OF DIRECTOR: ANANENKOV                              ISSUER          YES        AGAINST           AGAINST
ALEXANDER GEORGIEVICH

PROPOSAL #8C: ELECTION OF DIRECTOR: BERGMANN BURCKHARD                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8D: ELECTION OF DIRECTOR: GAZIZULLIN FARIT                       ISSUER          YES        AGAINST           AGAINST
RAFIKOVICH

PROPOSAL #8E: ELECTION OF DIRECTOR: GUSAKOV VLADIMIR                       ISSUER          YES        AGAINST           AGAINST
ANATOLIEVICH

PROPOSAL #8F: ELECTION OF DIRECTOR: ZUBKOV VIKTOR                          ISSUER          YES        AGAINST           AGAINST
ALEXEEVICH

PROPOSAL #8G: ELECTION OF DIRECTOR: KARPEL ELENA                           ISSUER          YES        AGAINST           AGAINST
EVGENIEVNA

PROPOSAL #8H: ELECTION OF DIRECTOR: MAKAROV ALEXEY                         ISSUER          YES        AGAINST           AGAINST
ALEXANDROVICH

PROPOSAL #8I: ELECTION OF DIRECTOR: MILLER ALEXEY                          ISSUER          YES        AGAINST           AGAINST
BORISOVICH

PROPOSAL #8J: ELECTION OF DIRECTOR: MUSIN VALERY                           ISSUER          YES          FOR             AGAINST
ABRAMOVICH

PROPOSAL #8K: ELECTION OF DIRECTOR: NABIULLINA ELVIRA                      ISSUER          YES        AGAINST           AGAINST
 SAKHIPZADOVNA

PROPOSAL #8L: ELECTION OF DIRECTOR: NIKOLAEV VIKTOR                        ISSUER          YES        AGAINST           AGAINST
VASILIEVICH

PROPOSAL #8M: ELECTION OF DIRECTOR: PETROV YURY                            ISSUER          YES        AGAINST           AGAINST
ALEXANDROVICH

PROPOSAL #8N: ELECTION OF DIRECTOR: SEREDA MIKHAIL                         ISSUER          YES        AGAINST           AGAINST
LEONIDOVICH

PROPOSAL #8O: ELECTION OF DIRECTOR: FORESMAN ROBERT                        ISSUER          YES        AGAINST           AGAINST
MARK

PROPOSAL #8P: ELECTION OF DIRECTOR: FORTOV VLADIMIR                        ISSUER          YES        AGAINST           AGAINST
EVGENIEVICH

PROPOSAL #8Q: ELECTION OF DIRECTOR: SHMATKO SERGEY                         ISSUER          YES        AGAINST           AGAINST
IVANOVICH

PROPOSAL #8R: ELECTION OF DIRECTOR: YUSUFOV IGOR                           ISSUER          YES        AGAINST           AGAINST
KHANUKOVICH

PROPOSAL #J1: ELECT ARKHIPOV DMITRY ALEXANDROVICH TO                       ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J2: ELECT BIKULOV VADIM KASYMOVICH TO THE                        ISSUER          YES          FOR             AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J3: ELECT ISHUTIN RAFAEL VLADIMIROVICH TO                        ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J4: ELECT KOBZEV ANDREY NIKOLAEVICH TO THE                       ISSUER          YES          FOR             AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J5: ELECT LOBANOVA NINA VLADISLAVOVNA TO                         ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J6: ELECT MIKHAILOVA SVETLANA SERGEEVNA TO                       ISSUER          YES          FOR             AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J7: ELECT NOSOV YURY STANISLAVOVICH TO THE                       ISSUER          YES        AGAINST           AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J8: ELECT OZEROV SERGEY MIKHAILOVICH TO THE                      ISSUER          YES        AGAINST           AGAINST
 AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J9: ELECT TIKHONOVA MARIYA GENNADIEVNA TO                        ISSUER          YES        AGAINST           AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J10: ELECT TULINOVA OLGA ALEXANDROVNA TO                         ISSUER          YES        AGAINST           AGAINST
THE AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #J11: ELECT SHUBIN YURY IVANOVICH TO THE                          ISSUER          YES        AGAINST           AGAINST
AUDIT COMMISSION OF OAO GAZPROM

PROPOSAL #004: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND STATE CORPORATION BANK FOR
DEVELOPMENT AND FOREIGN ECONOMIC AFFAIRS
(VNESHECONOMBANK) REGARDING RECEIPT BY OAO GAZPROM OF
 FUNDS IN A MAXIMUM SUM OF 6 BILLION U.S. DOLLARS OR
ITS EQUIVALENT IN RUBLES OR EUROS.

PROPOSAL #005: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO ROSSELKHOZBANK REGARDING
RECEIPT BY OAO GAZPROM OF FUNDS IN A MAXIMUM SUM OF
1.5 BILLION U.S. DOLLARS OR ITS EQUIVALENT IN RUBLES
OR EUROS.

PROPOSAL #006: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND GAZPROMBANK
(OPEN JOINT STOCK COMPANY), TO BE ENTERED INTO
PURSUANT TO A LOAN FACILITY AGREEMENT BETWEEN OAO
GAZPROM AND THE BANK, INVOLVING RECEIPT BY OAO
GAZPROM OF FUNDS IN A MAXIMUM SUM OF 25 BILLION

PROPOSAL #007: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND SBERBANK OF
RUSSIA OAO, TO BE ENTERED INTO PURSUANT TO A LOAN
FACILITY AGREEMENT BETWEEN OAO GAZPROM AND THE BANK,
INVOLVING RECEIPT BY OAO GAZPROM OF FUNDS IN A
MAXIMUM SUM OF 17 BILLION RUBLES.

PROPOSAL #008: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND ZAO
GAZENERGOPROMBANK, TO BE ENTERED INTO PURSUANT TO A
LOAN FACILITY AGREEMENT BETWEEN OAO GAZPROM AND THE
BANK, INVOLVING RECEIPT BY OAO GAZPROM OF FUNDS IN A
MAXIMUM SUM OF 100 MILLION U.S. DOLLARS.

PROPOSAL #009: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM:
TRANSACTIONS BETWEEN OAO GAZPROM AND OAO VTB BANK, TO
 BE ENTERED INTO PURSUANT TO A LOAN FACILITY
AGREEMENT BETWEEN OAO GAZPROM AND THE BANK, INVOLVING
 RECEIPT BY OAO GAZPROM OF FUNDS IN A MAXIMUM SUM OF

PROPOSAL #010: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH GAZPROMBANK (OPEN JOINT
STOCK COMPANY) WILL, UPON THE TERMS AND CONDITIONS
ANNOUNCED BY IT, ACCEPT AND CREDIT FUNDS TRANSFERRED
TO ACCOUNTS OPENED BY OAO GAZPROM AND CONDUCT
OPERATIONS THROUGH THE ACCOUNTS.

PROPOSAL #011: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
PURSUANT TO WHICH SBERBANK OF RUSSIA OAO WILL, UPON
THE TERMS AND CONDITIONS ANNOUNCED BY IT, ACCEPT AND
CREDIT FUNDS TRANSFERRED TO ACCOUNTS OPENED BY OAO
GAZPROM AND CONDUCT OPERATIONS THROUGH THE ACCOUNTS
IN ACCORDANCE WITH OAO GAZPROM'S INSTRUCTIONS.

PROPOSAL #012: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZENERGOPROMBANK
PURSUANT TO WHICH ZAO GAZENERGOPROMBANK WILL, UPON
THE TERMS AND CONDITIONS ANNOUNCED BY IT, ACCEPT AND
CREDIT FUNDS TRANSFERRED TO ACCOUNTS OPENED BY OAO
GAZPROM AND CONDUCT OPERATIONS THROUGH THE ACCOUNTS
IN ACCORDANCE WITH OAO GAZPROM'S INSTRUCTIONS.

PROPOSAL #013: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VTB BANK PURSUANT TO
WHICH OAO VTB BANK WILL, UPON THE TERMS AND
CONDITIONS ANNOUNCED BY IT, ACCEPT AND CREDIT FUNDS
TRANSFERRED TO ACCOUNTS OPENED BY OAO GAZPROM AND
CONDUCT OPERATIONS THROUGH THE ACCOUNTS IN ACCORDANCE
 WITH OAO GAZPROM'S INSTRUCTIONS.

PROPOSAL #014: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH THE BANK WILL PROVIDE
SERVICES TO OAO GAZPROM MAKING USE OF THE BANK -
CLIENT ELECTRONIC PAYMENTS SYSTEM.

PROPOSAL #015: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
PURSUANT TO WHICH SBERBANK OF RUSSIA OAO WILL PROVIDE
 SERVICES TO OAO GAZPROM MAKING USE OF THE CLIENT -
SBERBANK ELECTRONIC PAYMENTS SYSTEM.

PROPOSAL #016: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZENERGOPROMBANK
PURSUANT TO WHICH ZAO GAZENERGOPROMBANK WILL PROVIDE
SERVICES TO OAO GAZPROM MAKING USE OF THE BANK -
CLIENT ELECTRONIC PAYMENTS.

PROPOSAL #017: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VTB BANK PURSUANT TO
WHICH OAO VTB BANK WILL PROVIDE SERVICES TO OAO
GAZPROM MAKING USE OF THE BANK - CLIENT ELECTRONIC
PAYMENTS SYSTEM.

PROPOSAL #018: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: FOREIGN
CURRENCY PURCHASE / SALE TRANSACTIONS BETWEEN OAO
GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK COMPANY),
TO BE ENTERED INTO UNDER THE GENERAL AGREEMENT ON THE
 CONDUCT OF CONVERSION OPERATIONS BETWEEN OAO GAZPROM
 AND THE BANK DATED AS OF SEPTEMBER 12, 2006, NO.
3446, IN A MAXIMUM SUM OF 500 MILLION U.S. DOLLARS OR
 ITS EQUIVALENT IN RUBLES, EUROS OR OTHER CURRENCY
FOR EACH TRANSACTION.

PROPOSAL #019: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND  GAZPROMBANK (OPEN JOINT
STOCK COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL
GRANT SURETYSHIPS TO SECURE PERFORMANCE OF OAO
GAZPROM'S SUBSIDIARIES' OBLIGATIONS TO GAZPROMBANK
(OPEN JOINT STOCK COMPANY).

PROPOSAL #020: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND SBERBANK OF RUSSIA OAO
PURSUANT TO WHICH OAO GAZPROM WILL GRANT SURETYSHIPS
TO SECURE PERFORMANCE OF OAO GAZPROM'S SUBSIDIARIES'
OBLIGATIONS TO SBERBANK OF RUSSIA OAO.

PROPOSAL #021: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL GRANT
SURETYSHIPS TO SECURE PERFORMANCE OF OAO GAZPROM'S
SUBSIDIARIES' OBLIGATIONS TO GAZPROMBANK (OPEN JOINT
STOCK COMPANY).

PROPOSAL #022: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND NORD STREAM AG PURSUANT TO
WHICH OAO GAZPROM WILL ISSUE A GUARANTEE (SURETYSHIP)
 TO NORD STREAM AG TO SECURE PERPORMANCE OF OOO
GAZPROM EXPORT'S OBLIGATIONS UNDER A GAS
TRANSPORTATION AGREEMENT BETWEEN NORD STREAM AG AND
OOO GAZPROM EXPORT.

PROPOSAL #023: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH GAZPROMBANK (OPEN JOINT
STOCK COMPANY) UNDERTAKES UNDER INSTRUCTIONS OF OAO
GAZPROM.

PROPOSAL #024: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO BELTRANSGAZ PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO BELTRANSGAZ
TEMPORARY POSSESSION AND USE OF THE FACILITIES OF THE
 YAMAL - EUROPE TRUNK GAS PIPELINE SYSTEM AND RELATED
 SERVICE EQUIPMENT.

PROPOSAL #025: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROMREGIONGAZ PURSUANT
 TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROMREGIONGAZ
 TEMPORARY POSSESSION AND USE OF THE PROPERTY COMPLEX
 OF THE GAS DISTRIBUTION SYSTEM.

PROPOSAL #026: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG
PURSUANT TO WHICH OAO GAZPROM WILL GRANT ZAO GAZPROM
NEFT ORENBURG TEMPORARY POSSESSION AND USE OF THE
WELLS AND DOWNHOLE AND ABOVE-GROUND WELL EQUIPMENT.

PROPOSAL #027: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROMTRUBINVEST
PURSUANT TO WHICH OAO GAZPROM WILL GRANT OAO
GAZPROMTRUBINVEST TEMPORARY POSSESSION AND USE OF THE
 BUILDING AND EQUIPMENT OF A TUBING AND CASING
MANUFACTURING FACILITY.

PROPOSAL #028: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO LAZURNAYA PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO LAZURNAYA TEMPORARY
POSSESSION AND USE OF THE PROPERTY OF THE FIRST AND
SECOND UNITS OF THE LAZURNAYA PEAK HOTEL COMPLEX.

PROPOSAL #029: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND DOAO TSENTRENERGOGAZ OF OAO
GAZPROM PURSUANT WHICH OAO GAZPROM WILL GRANT DOAO
TSENTRENERGOGAZ OF OAO GAZPROM.

PROPOSAL #030: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OOO GAZPROMTRANS
TEMPORARY POSSESSION AND USE OF THE INFRASTRUCTURE
FACILITIES OF THE RAILWAY STATIONS OF THE SURGUTSKIY
CONDENSATE STABILIZATION PLANT.

PROPOSAL #031: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OOO GAZPROMTRANS
TEMPORARY POSSESSION AND USE OF METHANOL TANK CARS
FOR A PERIOD OF NOT MORE THAN 5 YEARS AND OOO
GAZPROMTRANS WILL MAKE PAYMENT FOR USING SUCH
PROPERTY IN A MAXIMUM SUM OF 190 MILLION RUBLES.

PROPOSAL #032: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO TSENTRGAZ PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO TSENTRGAZ TEMPORARY
POSSESSION AND USE OF THE FACILITIES OF A
PREVENTATIVE CLINIC THAT ARE SITUATED IN THE TULSKAYA
 REGION, SHCHOKINSKIY DISTRICT, TOWNSHIP OF GRUMANT,
FOR A PERIOD OF NOT MORE THAN 12 MONTHS AND OAO
TSENTRGAZ WILL MAKE PAYMENT FOR USING SUCH PROPERTY
IN A MAXIMUM SUM OF 24.1 MILLION RUBLES.

PROPOSAL #033: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO DRUZHBA PURSUANT TO WHICH
 OAO GAZPROM WILL GRANT OAO DRUZHBA TEMPORARY
POSSESSION AND USE OF THE FACILITIES OF DRUZHBA
VACATION CENTER.

PROPOSAL #034: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROM PROMGAZ
TEMPORARY POSSESSION AND USE OF EXPERIMENTAL
PROTOTYPES OF GAS-USING EQUIPMENT.

PROPOSAL #035: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH OAO GAZPROM WILL GRANT
GAZPROMBANK (OPEN JOINT STOCK COMPANY) TEMPORARY
POSSESSION AND USE OF THE NON-RESIDENTIAL PREMISES IN
 A BUILDING.

PROPOSAL #036: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SALAVATNEFTEORGSINTEZ
PURSUANT TO WHICH OAO GAZPROM WILL GRANT OAO
SALAVATNEFTEORGSINTEZ TEMPORARY POSSESSION AND USE OF
 THE GAS CONDENSATE PIPELINE RUNNING FROM THE
KARACHAGANAKSKOYE GAS CONDENSATE FIELD TO THE
ORENBURGSKIY GAS REFINERY.

PROPOSAL #037: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VOSTOKGAZPROM PURSUANT TO
 WHICH OAO GAZPROM WILL GRANT OAO VOSTOKGAZPROM
TEMPORARY POSSESSION AND USE OF AN M-468R SPECIAL-
PURPOSE COMMUNICATIONS INSTALLATION.

PROPOSAL #038: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROM EXPORT PURSUANT
TO WHICH OAO GAZPROM WILL GRANT OOO GAZPROM EXPORT
TEMPORARY POSSESSION AND USE OF AN M-468R SPECIAL-
PURPOSE COMMUNICATIONS INSTALLATION.

PROPOSAL #039: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM NEFT PURSUANT TO
WHICH OAO GAZPROM WILL GRANT OAO GAZPROM NEFT
TEMPORARY POSSESSION AND USE OF AN M-468R SPECIAL-
PURPOSE COMMUNICATIONS INSTALLATION.

PROPOSAL #040: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM SPACE SYSTEMS
PURSUANT TO WHICH OAO GAZPROM WILL GRANT OAO GAZPROM
SPACE SYSTEMS TEMPORARY POSSESSION AND USE OF AN ERP
SOFTWARE AND HARDWARE SOLUTION, SYSTEM FOR MANAGING
OAO GAZPROM'S PROPERTY AND OTHER ASSETS AT OAO GAZCOM
 LEVEL (ERP).

PROPOSAL #041: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST PURSUANT
TO WHICH OAO GAZPROM WILL GRANT ZAO YAMALGAZINVEST
TEMPORARY POSSESSION AND USE OF AN ERP SOFTWARE AND
HARDWARE SOLUTION, SYSTEM FOR MANAGING OAO GAZPROM'S
PROPERTY AND OTHER ASSETS AT ZAO YAMALGAZINVEST LEVEL
 (ERP).

PROPOSAL #042: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZTELECOM PURSUANT TO
WHICH OAO GAZPROM WILL GRANT ZAO GAZTELECOM TEMPORARY
 POSSESSION AND USE OF COMMUNICATIONS FACILITIES
WITHIN THE COMPOSITION OF BUILDINGS, COMMUNICATIONS
LINES, COMMUNICATIONS NETWORKS, CABLE DUCT SYSTEMS
AND EQUIPMENT.

PROPOSAL #043: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO TSENTRCASPNEFTEGAZ
PURSUANT TO WHICH OAO GAZPROM WILL EXTEND TO OOO
TSENTRCASPNEFTEGAZ LONG-TERM LOANS IN AN AGGREGATE
MAXIMUM SUM OF 12.6 BILLION RUBLES FOR THE PURPOSE OF
 DEVELOPMENT BY IT IN 2009-2011 OF THE TSENTRALNAYA
GEOLOGICAL STRUCTURE.

PROPOSAL #044: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND GAZPROMBANK (OPEN JOINT STOCK
 COMPANY) PURSUANT TO WHICH THE BANK WILL ISSUE
GUARANTEES TO THE RUSSIAN FEDERATION'S CUSTOMS
AUTHORITIES WITH RESPECT TO THE OBLIGATIONS OF OAO
GAZPROM AS A CUSTOMS BROKER TO PAY CUSTOMS PAYMENTS
AND EVENTUAL INTEREST AND PENALTIES.

PROPOSAL #045: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OAO GAZPROM WILL DELIVER AND OOO MEZHREGIONGAZ
 WILL ACCEPT (OFF-TAKE) GAS IN AN AMOUNT OF NOT MORE
THAN 300 BILLION CUBIC METERS, DELIVERABLE MONTHLY,
AND WILL PAY FOR GAS A MAXIMUM SUM OF 886.9 BILLION
RUBLES.

PROPOSAL #046: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OOO MEZHREGIONGAZ UNDERTAKES UNDER
INSTRUCTIONS OF OAO GAZPROM AND FOR A FEE OF NOT MORE
 THAN 200 MILLION RUBLES, IN ITS OWN NAME.

PROPOSAL #047: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OOO MEZHREGIONGAZ WILL DELIVER AND OAO GAZPROM
 WILL ACCEPT (OFF-TAKE) GAS PURCHASED BY OOO
MEZHREGIONGAZ FROM INDEPENDENT ENTITIES, IN AN AMOUNT
 OF NOT MORE THAN 21.9 BILLION CUBIC METERS FOR A
MAXIMUM SUM OF 70 BILLION RUBLES.

PROPOSAL #048: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROM EXPORT PURSUANT
TO WHICH OOO GAZPROM EXPORT UNDERTAKES UNDER
INSTRUCTIONS OF OAO GAZPROM AND FOR A FEE OF NOT MORE
 THAN 55 MILLION RUBLES, IN ITS OWN NAME.

PROPOSAL #049: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OAO GAZPROM WILL DELIVER AND OOO MEZHREGIONGAZ
 WILL ACCEPT (OFF-TAKE) GAS PURCHASED BY OAO GAZPROM
FROM OAO LUKOIL AND STORED IN UNDERGROUND GAS STORAGE
 FACILITIES.

PROPOSAL #050: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO NORTHGAS PURSUANT TO
WHICH ZAO NORTHGAS WILL DELIVER AND OAO GAZPROM WILL
ACCEPT (OFF-TAKE) GAS IN AN AMOUNT OF NOT MORE THAN
4.8 BILLION CUBIC METERS, DELIVERABLE MONTHLY, AND
WILL PAY FOR GAS A MAXIMUM SUM OF 4 BILLION RUBLES.

PROPOSAL #051: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SEVERNEFTEGAZPROM
PURSUANT TO WHICH OAO SEVERNEFTEGAZPROM WILL DELIVER
AND OAO GAZPROM WILL ACCEPT (OFF-TAKE) GAS IN AN
AMOUNT OF NOT MORE THAN 24.2 BILLION CUBIC METERS AND
 WILL PAY FOR GAS A MAXIMUM SUM OF 23 BILLION RUBLES.

PROPOSAL #052: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG
PURSUANT TO WHICH ZAO GAZPROM NEFT ORENBURG WILL
DELIVER AND OAO GAZPROM WILL ACCEPT (OFF-TAKE)
UNSTABLE CRUDE OIL IN AN AMOUNT OF NOT MORE THAN 650
THOUSAND TONS AND WILL PAY FOR CRUDE OIL A MAXIMUM
SUM OF 5.3 BILLION RUBLES.

PROPOSAL #053: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO SIBUR HOLDING WILL DELIVER AND OAO GAZPROM
 WILL ACCEPT (OFF-TAKE) DRY STRIPPED GAS PROCESSED AT
 GAS REFINING COMPLEXES IN AN AMOUNT OF NOT MORE THAN
 4.5 BILLION CUBIC METERS AND WILL PAY FOR GAS A
MAXIMUM SUM OF 5.1 BILLION RUBLES.

PROPOSAL #054: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO GAZPROM WILL SELL AND OAO SIBUR HOLDING
WILL BUY ETHANE FRACTION IN A TOTAL AMOUNT OF 4.885
MILLION TONS FOR A MAXIMUM SUM OF 33.707 BILLION

PROPOSAL #055: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO SIBUR HOLDING UNDERTAKES UNDER
INSTRUCTIONS OF OAO GAZPROM AND FOR A FEE OF NOT MORE
 THAN 30 MILLION RUBLES. ALL AS MORE FULLY DESCRIBED
IN THE PROXY STATEMENT.

PROPOSAL #056: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SIBUR HOLDING PURSUANT TO
 WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 1.2 BILLION CUBIC METERS AND
OAO SIBUR HOLDING WILL PAY FOR THE SERVICES RELATED
TO ARRANGING FOR THE TRANSPORTATION OF GAS VIA TRUNK
GAS PIPELINES A MAXIMUM SUM OF 1 BILLION RUBLES.

PROPOSAL #057: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO TOMSKGAZPROM PURSUANT TO
WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 3 BILLION CUBIC METERS AND
OAO SIBUR HOLDING WILL PAY FOR THE SERVICES RELATED
TO ARRANGING FOR THE TRANSPORTATION OF GAS VIA TRUNK
GAS PIPELINE A MAXIMUM SUM OF 1.2 BILLION RUBLES.

PROPOSAL #058: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO MEZHREGIONGAZ PURSUANT TO
 WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 45 BILLION CUBIC METERS
ACROSS THE TERRITORY OF THE RUSSIAN FEDERATION, CIS
COUNTRIES AND BALTIC STATES AND WILL PAY FOR THE
SERVICES RELATEDT TO ARRANGING FOR TRANSPORTATION OF
GAS VIA TRUNK GAS PIPELINES A MAXIMUM SUM OF 70

PROPOSAL #059: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM NEFT PURSUANT TO
WHICH OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 3.8 BILLION CUBIC METERS AND
OAO GAZPROM NEFT WILL PAY FOR THE SERVICES RELATED TO
 ARRANGING FOR TRANSPORTATION OF GAS VIA TRUNK GAS
PIPELINES A MAXIMUM SUM OF 2.62 BILLION RUBLES.

PROPOSAL #060: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO NOVATEK PURSUANT TO WHICH
 OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE TRANSPORTATION OF GAS IN A TOTAL
AMOUNT OF NOT MORE THAN 45 BILLION CUBIC METERS OAO
NOVATEK WILL PAY FOR THE SERVICES ARRANGING FOR THE
TRANSPORTATION OF GAS VIA TRUNK GAS PIPELINES A
MAXIMUM SUM OF 60 BILLION RUBLES.

PROPOSAL #061: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO NOVATEK PURSUANT TO WHICH
 OAO GAZPROM WILL PROVIDE SERVICES RELATED TO
ARRANGING FOR THE INJECTION INTO AND STORAGE IN
UNDERGROUND GAS STORAGE FACILITIES OF GAS OWNED BY
OAO NOVATEK IN AN AMOUNT OF NOT MORE THAN 1 BILLION

PROPOSAL #062: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND A/S LATVIJAS GAZE PURSUANT TO
 WHICH OAO GAZPROM WILL SELL AND A/S LATVIJAS GAZE
WILL PURCHASE GAS. ALL AS MORE FULLY DESCRIBED IN THE
 PROXY STATEMENT.

PROPOSAL #063: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND AB LIETUVOS DUJOS PURSUANT TO
 WHICH OAO GAZPROM WILL SELL AND AB LIETUVOS DUJOS
WILL PURCHASE GAS. ALL AS MORE FULLY DESCRIBED IN THE
 PROXY STATEMENT.

PROPOSAL #064: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND UAB KAUNO TERMOFIKACIJOS
ELEKTRINE PURSUANT TO WHICH OAO GAZPROM WILL SELL AND
 UAB KAUNO TERMOFIKACIJOS ELEKTRINE WILL PURCHASE
GAS. ALL AS MORE FULLY DESCRIBED IN THE PROXY

PROPOSAL #065: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND MOLDOVAGAZ S.A. PURSUANT TO
WHICH OAO GAZPROM WILL DELIVER AND MOLDOVAGAZ S.A.
WILL ACCEPT (OFF-TAKE) IN 2010 GAS IN AN AMOUNT OF
NOT MORE THAN 3.9 BILLION CUBIC METERS AND WILL PAY
FOR GAS A MAXIMUM SUM OF 1.33 BILLION U.S. DOLLARS.

PROPOSAL #066: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND MOLDOVAGAZ S.A. PURSUANT TO
WHICH IN 2010 MOLDOVAGAZ S.A. WILL PROVIDE SERVICES
RELATED TO THE TRANSPORTATION OF GAS IN TRANSIT MODE
ACROSS THE TERRITORY OF THE REPUBLIC OF MOLDOVA.

PROPOSAL #067: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND KAZROSGAZ LLP PURSUANT TO
WHICH KAZROSGAZ LLP WILL SELL AND OAO GAZPROM WILL
PURCHASE IN 2010 GAS IN AN AMOUNT OF NOT MORE THAN
1.2 BILLION CUBIC METERS FOR A MAXIMUM SUM OF 150
MILLION U.S. DOLLARS.

PROPOSAL #068: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND KAZROSGAZ LLP PURSUANT TO
WHICH IN 2010 OAO GAZPROM WILL PROVIDE SERVICES
RELATED TO THE TRANSPORTATION ACROSS THE TERRITORY OF
 THE RUSSIAN FEDERATION OF GAS OWNED BY KAZROSGAZ LLP.

PROPOSAL #069: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO BELTRANSGAZ PURSUANT TO
WHICH OAO GAZPROM WILL SELL AND OAO BELTRANSGAZ WILL
PURCHASE IN 2010 GAS IN AN AMOUNT OF NOT MORE THAN
22.1 BILLION CUBIC METERS FOR A MAXIMUM SUM OF 4.42
BILLION U.S. DOLLARS.

PROPOSAL #070: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OOO GAZPROMTRANS UNDERTAKES, USING IN-HOUSE
AND/OR OUTSIDE PERSONNEL AND RESOURCES, TO PERFORM IN
 ACCORDANCE WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #071: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG
PURSUANT TO WHICH ZAO GAZPROM INVEST YUG UNDERTAKES,
USING IN-HOUSE AND/OR OUTSIDE PERSONNEL AND
RESOURCES, TO PERFORM IN ACCORDANCE WITH INSTRUCTIONS
 FROM OAO GAZPROM.

PROPOSAL #072: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST PURSUANT
TO WHICH ZAO YAMALGAZINVEST UNDERTAKES, USING IN-
HOUSE AND/OR OUTSIDE PERSONNEL AND RESOURCES, TO
PERFORM IN ACCORDANCE WITH INSTRUCTIONS FROM OAO

PROPOSAL #073: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM SPACE SYSTEMS
PURSUANT TO WHICH OAO GAZPROM SPACE SYSTEMS
UNDERTAKES, DURING THE PERIOD FROM JULY 1, 2009 TO
DECEMBER 31, 2010, IN ACCORDANCE WITH INSTRUCTIONS
FROM OAO GAZPROM.

PROPOSAL #074: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO YAMALGAZINVEST PURSUANT
TO WHICH ZAO YAMALGAZINVEST UNDERTAKES, DURING THE
PERIOD FROM JULY 1, 2009 TO DECEMBER 31, 2010, IN
ACCORDANCE WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #075: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM NEFT ORENBURG
PURSUANT TO WHICH ZAO GAZPROM NEFT ORENBURG
UNDERTAKES, DURING THE PERIOD FROM JULY 1, 2009 TO
DECEMBER 31, 2010, IN ACCORDANCE WITH INSTRUCTIONS
FROM OAO GAZPROM.

PROPOSAL #076: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG
PURSUANT TO WHICH ZAO GAZPROM INVEST YUG UNDERTAKES,
DURING THE PERIOD FROM JULY 1, 2009 TO DECEMBER 31,
2010, IN ACCORDANCE WITH INSTRUCTIONS FROM OAO

PROPOSAL #077: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OOO GAZPROMTRANS PURSUANT TO
WHICH OOO GAZPROMTRANS UNDERTAKES, DURING THE PERIOD
FROM JULY 1, 2009 TO DECEMBER 31, 2010, IN ACCORDANCE
 WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #078: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZTELECOM PURSUANT TO
WHICH ZAO GAZTELECOM UNDERTAKES, DURING THE PERIOD
FROM JULY 1, 2009 TO DECEMBER 31, 2010, IN ACCORDANCE
 WITH INSTRUCTIONS FROM OAO GAZPROM.

PROPOSAL #079: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO FEDERAL RESEARCH AND
PRODUCTION CENTER NEFTEGAZAEROCOSMOS PURSUANT TO
WHICH ZAO FEDERAL RESEARCH AND PRODUCTION CENTER
NEFTEGAZAEROCOSMOS UNDERTAKES, DURING THE PERIOD FROM
 JULY 1, 2009 TO DECEMBER 31, 2010.

PROPOSAL #080: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ. ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #081: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT THAT HARM IS
CAUSED TO THE LIFE, HEALTH OR PROPERTY OF OTHER
PERSONS OR TO THE ENVIRONMENT AS A RESULT OF AN
EMERGENCY OR INCIDENT THAT OCCURS, AMONGST OTHER

PROPOSAL #082: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT THAT HARM IS
CAUSED TO THE LIFE OR HEALTH OF OAO GAZPROM'S
EMPLOYEES (INSURED PERSONS).

PROPOSAL #083: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, WHENEVER EMPLOYEES OF OAO
GAZPROM OR MEMBERS OF THEIR FAMILIES OR NON-WORKING
RETIRED FORMER EMPLOYEES OF OAO GAZPROM OR MEMBERS OF
 THEIR FAMILIES (INSURED PERSONS WHO ARE

PROPOSAL #084: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, WHENEVER EMPLOYEES OF OAO
GAZPROM AVTOPREDPRIYATIE, A BRANCH OF OAO GAZPROM, OR
 MEMBERS OF THEIR FAMILIES OR NON-WORKING RETIRED
FORMER EMPLOYEES OF OAO GAZPROM AVTOPREDPRIYATIE.

PROPOSAL #085: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT THAT OAO GAZPROM,
ACTING IN ITS CAPACITY AS CUSTOMS BROKER, INCURS
LIABILITY AS A RESULT OF ANY HARM HAVING BEEN CAUSED
TO THE PROPERTY OF THIRD PERSONS.

PROPOSAL #086: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, WHENEVER HARM (DAMAGE OR
DESTRUCTION) IS CAUSED TO A TRANSPORTATION VEHICLE
OWNED BY OAO GAZPROM. ALL AS MORE FULLY DESCRIBED IN
THE PROXY STATEMENT.

PROPOSAL #087: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENT
BETWEEN OAO GAZPROM AND OAO SOGAZ PURSUANT TO WHICH
OAO SOGAZ UNDERTAKES, IN THE EVENT. ALL AS MORE FULLY
 DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #088: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO VOSTOKGAZPROM, OAO
GAZPROM PROMGAZ, OAO GAZPROMREGIONGAZ, OOO GAZPROM
EXPORT, OAO GAZPROM SPACE SYSTEMS, OOO GAZPROMTRANS,
OOO GAZPROM KOMPLEKTATSIYA, OAO LAZURNAYA, ZAO
GAZPROM NEFT ORENBURG, ZAO YAMALGAZINVEST, OAO
SALAVATNEFTEORGSINTEZ, DOAO TSENTRENERGOGAZ OF OAO
GAZPROM AND OAO TSENTRGAZ (THE CONTRACTORS).

PROPOSAL #089: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND DOAO TSENTRENERGOGAZ OF OAO
GAZPROM PURSUANT TO WHICH DOAO TSENTRENERGOGAZ OF OAO
 GAZPROM UNDERTAKES TO PERFORM DURING THE PERIOD FROM
 JULY 1, 2009 TO OCTOBER 30, 2010.

PROPOSAL #090: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZAVTOMATIKA OF OAO
GAZPROM PURSUANT TO WHICH OAO GAZAVTOMATIKA OF OAO
GAZPROM UNDERTAKES TO PERFORM DURING THE PERIOD FROM
JULY 1, 2009 TO JUNE 30, 2011.

PROPOSAL #091: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR DEVELOPMENT OF RECOMMENDATIONS
REGARDING THE DETERMINATION OF THE AMOUNTS OF
OVERHEAD EXPENSES AND ANTICIPATED PROFITS IN THE
CONSTRUCTION OF OAO GAZPROM'S WELLS, ALL AS MORE
FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #092: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR DEVELOPMENT
OF PROGRAMS FOR THE RECONSTRUCTION AND TECHNOLOGICAL
UPGRADING OF THE GAS FACILITIES OF THE GAZPROM GROUP
FOR 2010, ALL AS MORE FULLY DESCRIBED IN THE PROXY

PROPOSAL #093: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR DEVELOPMENT
OF A CONCEPT FOR UTILIZATION OF RENEWABLE ENERGY
SOURCES BY OAO GAZPROM ON THE BASIS OF AN ANALYSIS OF
 THE EXPERIENCE OF GLOBAL ENERGY COMPANIES IN THE
AREA OF DEVELOPMENT OF ALTERNATIVE POWER, ALL AS MORE
 FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #094: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR DEVELOPMENT
OF REGULATORY AND TECHNICAL DOCUMENTATION RELATED TO
THE ORGANIZATION AND PERFORMANCE OF REPAIRS AT OAO
GAZPROM'S FACILITIES, ALL AS MORE FULLY DESCRIBED IN
THE PROXY STATEMENT.

PROPOSAL #095: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ
UNDERTAKES TO PERFORM RESEARCH WORK FOR IMPROVING THE
 REGULATORY AND METHODOLOGICAL FRAMEWORK FOR ENERGY
SAVING AT OAO GAZPROM'S FACILITIES, ALL AS MORE FULLY
 DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #096: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR DEVELOPMENT OF REGULATORY DOCUMENTS
 IN THE AREA OF THE ENERGY INDUSTRY, INCLUDING SEA-
BASED FACILITIES, ALL AS MORE FULLY DESCRIBED IN THE
PROXY STATEMENT.

PROPOSAL #097: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR DEVELOPMENT OF A SYSTEM OF MEDICAL,
 SANITARY AND PSYCHOLOGICAL SUPPORT FOR WORK AT THE
SHTOKMAN FIELD MAKING USE OF ROTATIONAL TEAM LABOR,
ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #098: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR ANALYTICAL STUDIES OF THE COST OF 1
 METER OF DRILLING PROGRESS AT OAO GAZPROM'S FIELDS
AND SITES, ALL AS MORE FULLY DESCRIBED IN THE PROXY
STATEMENT.

PROPOSAL #099: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND OAO GAZPROM PROMGAZ PURSUANT
TO WHICH OAO GAZPROM PROMGAZ UNDERTAKES TO PERFORM
RESEARCH WORK FOR ARRANGING FOR THE MONITORING OF
PRICES FOR ALL TYPES OF CAPITAL CONSTRUCTION
RESOURCES WITH REFERENCE TO AREAS OF CLUSTERED
CONSTRUCTION OF OAO GAZPROM'S FACILITIES, ALL AS MORE
 FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #100: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
OF OAO GAZPROM WITH OAO GAZPROM PROMGAZ AND OAO
GAZAVTOMATIKA OF OAO GAZPROM (THE CONTRACTORS), ALL
AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #101: APPROVE, IN ACCORDANCE WITH CHAPTER XI                      ISSUER          YES          FOR             AGAINST
 OF THE FEDERAL LAW ON JOINT STOCK COMPANIES AND
CHAPTER IX OF THE CHARTER OF OAO GAZPROM: AGREEMENTS
BETWEEN OAO GAZPROM AND ZAO GAZPROM INVEST YUG, OOO
GAZPROMTRANS, ZAO GAZPROM ZARUBEZHNEFTEGAZ, OAO
GAZPROM PROMGAZ, OOO SEVERNEFTEGAZPROM, ZAO
YAMALGAZINVEST, ZAO GAZPROM NEFT ORENBURG, OOO
GAZPROM KOMPLEKTATSIYA, OAO VOSTOKGAZPROM, OAO
TOMSKGAZPROM, OAO TGK-1, OAO MOSENERGO, OOO GAZPROM
TSENTRREMONT, OAO TSENTRGAZ, OOO GAZPROM EXPORT, ALL
AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORICA LTD
  TICKER:                N/A             CUSIP:     Q7160T109
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report,                                ISSUER          NO           N/A               N/A
Directors' report and Auditor's report for the YE 30

PROPOSAL #2.1: Re-elect Mr. Michael Beckett as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
Rule 58.1 of the Company's Constitution

PROPOSAL #2.2: Re-elect Mr. Peter Kirby as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
Rule 58.1 of the Company's Constitution

PROPOSAL #2.3: Re-elect Mr. Noel Meehan as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
Rule 58.1 of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 SEP 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORIFLAME COSMETICS SA, LUXEMBOURG
  TICKER:                N/A             CUSIP:     L7272A100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Mr. Pontus Andreasson as a                           ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #2.: Receive the report of the Board of                           ISSUER          NO           N/A               N/A
Directors relating to conflicting interests of
Directors

PROPOSAL #3.: Receive the reports of the Board of                          ISSUER          NO           N/A               N/A
Directors and of the Independent Auditor relating to
the accounts of the Company as at 31 DEC 2008

PROPOSAL #4.: Approve the balance sheet and of the                         ISSUER          NO           N/A               N/A
profit and loss statement of the Company as at 31 DEC
 200 8 and of the consolidated accounts as at 31 DEC
2008

PROPOSAL #5.: Approve the allocation of results of                         ISSUER          NO           N/A               N/A
the Company for the FY ending 31 DEC 2008 whereby the
 Board has proposed that the profit t for the FY 2008
 will be carried forward

PROPOSAL #6.: Approve the dividend distribution of                         ISSUER          NO           N/A               N/A
EUR 1.25 per share (or the Swedish Krona equivalent
per Swedish Depository Receipt) shall be paid in cash
 out of the profits and that 25 MAY 2009 shall be the
 record date in respect of such dividend; the payment
 of cash dividend is expected to occur through
Euroclear Sweden AB (previously VPC AB) on 28 MAY 2009

PROPOSAL #7.: Presentation of the work of the Board                        ISSUER          NO           N/A               N/A
and the Board Committees

PROPOSAL #8.a: Grant discharge to the Directors in                         ISSUER          NO           N/A               N/A
respect of the carrying out of their duties during
the FY ending 31 DEC 2008

PROPOSAL #8.b: Grant Discharge to the Independent                          ISSUER          NO           N/A               N/A
Auditor in respect of the carrying out of their
duties during the FYE 31 DEC 2008

PROPOSAL #9.1.1: Re-elect Mr. Lennart Bjork as a                           ISSUER          NO           N/A               N/A
Director of the Company

PROPOSAL #9.1.2: Re-elect Mr. Magnus Brannstrom as a                       ISSUER          NO           N/A               N/A
Director of the Company

PROPOSAL #9.1.3: Re-elect Ms. Marie Ehrling as a                           ISSUER          NO           N/A               N/A
Director of the Company

PROPOSAL #9.1.4: Re-elect Ms. Lilian Fossum as a                           ISSUER          NO           N/A               N/A
Director of the Company

PROPOSAL #9.1.5: Re-elect Mr. Alexander af Jochnick                        ISSUER          NO           N/A               N/A
as a Director of the Company

PROPOSAL #9.1.6: Re-elect Mr. Jonas af Jochnick as a                       ISSUER          NO           N/A               N/A
Director of the Company

PROPOSAL #9.1.7: Re-elect Mr. Robert af Jochnick as a                      ISSUER          NO           N/A               N/A
 Director of the Company

PROPOSAL #9.1.8: Re-elect Mr. Helle Kruse Nielsen as                       ISSUER          NO           N/A               N/A
a Director of the Company

PROPOSAL #9.1.9: Re-elect Mr. Christian Salamon as a                       ISSUER          NO           N/A               N/A
Director of the Company

PROPOSAL #9.2: Re-elect Mr. Robert af Jochnick as the                      ISSUER          NO           N/A               N/A
 Chairman of the Board

PROPOSAL #9.3: Appoint KPMG Audit S.a r.l., with                           ISSUER          NO           N/A               N/A
registered offices a t L-2520 Luxembourg, 31 allee
Scheffer, registered with the Luxembourg Trade
Register under Number B 103590 as the Independent
Auditor for a period ending at the next AGM to be
held in order to approve the accounts of the Company
for the year ending 31 DEC 2009

PROPOSAL #10.: Approve the Company shall continue to                       ISSUER          NO           N/A               N/A
have a Nomination Committee [Committee] and the
procedure for appointment of the Members of the
Committee

PROPOSAL #11.: Approve the remuneration to the                             ISSUER          NO           N/A               N/A
Directors and committee Members remain unchanged,
whereby the Directors and committee fees will be
allocated as follows: EUR 62,500 to the Chairman of
the Board, EUR 25,000 to each respective remaining
Non-Executive Director, EUR 10,000 to each Member of
the Audit Committee and EUR 5,000 to each Member of
the Remuneration Committee

PROPOSAL #12.: Approve the principles of remuneration                      ISSUER          NO           N/A               N/A
 to the Members of the Company's Top Management, as
specified

PROPOSAL #13.: Information relating to the cost                            ISSUER          NO           N/A               N/A
calculation of the Ori flame 2005 Share Incentive
Plan allocations, as well as information relating to
the cost calculation of the proposed allocations of
Investment Shares in 2009 under the2008 Share
Incentive Plan

PROPOSAL #14.: Any other business                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERUSAHAAN PERSEROAN PERSERO P T TELEKOMUNIKIASI I
  TICKER:                N/A             CUSIP:     Y71474137
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
for book year 2008 including the Board of
Commissioners report regarding their supervision duty

PROPOSAL #2.: Ratify the financial report and the                          ISSUER          YES          FOR               FOR
partnership and community development program for
book year 2008

PROPOSAL #3.: Approve the utilization of Company net                       ISSUER          YES          FOR               FOR
profit for Book Year 2008

PROPOSAL #4.: Approve the determination on                                 ISSUER          YES          FOR               FOR
remuneration for the Board of Management for book
year 2009

PROPOSAL #5.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint Independent Public Accountant to audit
Company's books for book year 2009 and approve to
determine their honorarium

PROPOSAL #6.: Approve the implementation of                                ISSUER          YES          FOR               FOR
regulation of the Ministry of State owned enterprise
no. per 05/mbu/2008

PROPOSAL #7.: Approve the change in the Board of                           ISSUER          YES        AGAINST           AGAINST
Management structure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO S.A. - PETROBRAS
  TICKER:                PBRA            CUSIP:     71654V101
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #IV: ELECTION OF ONE MEMBER OF THE BOARD OF                       ISSUER          YES       WITHHOLD           AGAINST
DIRECTORS

PROPOSAL #VI: ELECTION OF ONE MEMBER OF THE AUDIT                          ISSUER          YES        AGAINST           AGAINST
COMMITTEE AND HIS/HER RESPECTIVE SUBSITUTE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO SA PETROBRAS
  TICKER:                N/A             CUSIP:     P78331140
  MEETING DATE:          11/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approval of the protocol and the                             ISSUER          NO           N/A               N/A
justification of Incorporation, dated 02 OCT 2008,
signed by Petrobras, as the surviving Company, and by
 17 De Maio Participacoes S.A, as the acquired
Company, together with the respective pertinent
documents and the approval of 17 De Maio
Participacoes S.A Incorporation operation

PROPOSAL #II.: Approval of the appointment of a                            ISSUER          NO           N/A               N/A
specialized Company to evaluate the assets and the
approval of the respective evaluation report, under
the terms of Sections 1 and 3 of the Article 227, Law
 No. 6.404/76

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEO BRASILEIRO SA PETROBRAS, RIO DE JANEIRO
  TICKER:                N/A             CUSIP:     P78331140
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: The Board of Directors annual report,                        ISSUER          NO           N/A               N/A
the financial statements and Finance Committee report
 relating to FY of 2008

PROPOSAL #II.: Budget of capital, relative to the                          ISSUER          NO           N/A               N/A
exercise 2009

PROPOSAL #III.: Destination of the YE results of 2008                      ISSUER          NO           N/A               N/A

PROPOSAL #IV.: Elect the Members of the Board of                           ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #V.: To elect the President of the Board of                       ISSUER          NO           N/A               N/A
Directors

PROPOSAL #VI.: Elect the Members of the Finance                            ISSUER          YES        AGAINST           AGAINST
Committee and respective substitutes

PROPOSAL #VII.: To set the remuneration of the                             ISSUER          NO           N/A               N/A
Directors and the full members of the Finance
Committee as well as their share in profits, in the
manner provided by Articles 41 and 56 of the Company
ByLaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PING AN INSURANCE (GROUP) COMPANY OF CHINA LTD
  TICKER:                N/A             CUSIP:     Y69790106
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company [the Board of Directors] for
 the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company [the Supervisory Committee]
for the YE 31 DEC 2008

PROPOSAL #3.: Approve the annual report and its                            ISSUER          YES          FOR               FOR
summary of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the report of the Auditors and                       ISSUER          YES          FOR               FOR
audited financial statements of the Company for the
YE 31DEC 2008

PROPOSAL #5.: Approve the Profit Distribution Plan                         ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008

PROPOSAL #6.: Re-appoint Ernst & Young Hua Ming as                         ISSUER          YES          FOR               FOR
the PRC Auditors and Ernst & Young as the
International Auditors of the Company to hold office
until the conclusion of the next AGM and authorize
the Board of Directors to fix their remuneration

PROPOSAL #7.: Re-elect Mr. Ma Mingzhe as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company to hold office until the
expiry of the term of the 8th Session of the Board of
 Directors

PROPOSAL #8.: Re-elect Mr. Sun Jianyi as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company to hold office until the
expiry of the term of the 8th Session of the Board of
 Directors

PROPOSAL #9.: Re-elect Mr. Cheung Chi Yan Louis as an                      ISSUER          YES          FOR               FOR
 Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #10.: Appoint Ms. Wang Liping as an                               ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #11.: Appoint Mr. Jason Bo Yao as an                              ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #12.: Re-elect Ms. Lin Lijun as a Non-                            ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #13.: Re-elect Mr. Hu Aimin as a Non-                             ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #14.: Re-elect Mr. Chen Hongbo as a Non-                          ISSUER          YES          FOR               FOR
executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #15.: Re-elect Mr. Wong Tung Shun Peter as a                      ISSUER          YES          FOR               FOR
 Non-Executive Director of the Company to hold office
 until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #16.: Re-elect Mr. Ng Sing Yip as a Non-                          ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #17.: Re-elect Mr. Clive Bannister as a Non-                      ISSUER          YES          FOR               FOR
Executive Director of the Company to hold office
until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #18.: Appoint Ms. Li Zhe as a Non-Executive                       ISSUER          YES          FOR               FOR
Director of the Company to hold office until the
expiry of the term of the 8th Session of the Board of
 Directors

PROPOSAL #19.: Re-elect Mr. Chow Wing Kin Anthony as                       ISSUER          YES          FOR               FOR
an Independent Non-Executive Director of the Company
to hold office until the expiry of the term of the
8th Session of the Board of Directors

PROPOSAL #20.: Re-elect Mr. Zhang Hongyi as an                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #21.: Re-elect Mr. Chen Su as an Independent                      ISSUER          YES          FOR               FOR
 Non-Executive Director of the Company to hold office
 until the expiry of the term of the 8th Session of
the Board of Directors

PROPOSAL #22.: Re-elect Mr. Xia Liping as an                               ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #23.: Appoint Mr. Tang Yunwei as an                               ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #24.: Appoint Mr. Lee Ka Sze Carmelo as an                        ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #25.: Appoint Mr. Chung Yu-Wo Danny as an                         ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company to
hold office until the expiry of the term of the 8th
Session of the Board of Directors

PROPOSAL #26.: Approve the Directors' emolument plan                       ISSUER          YES          FOR               FOR
for the Board of Directors

PROPOSAL #27.: Appoint Mr. Gu Liji as an Independent                       ISSUER          YES          FOR               FOR
Supervisor of the Company to hold office until the
expiry of the term of the 6th Session of the
Supervisory Committee

PROPOSAL #28.: Re-elect Mr. Sun Fuxin as an                                ISSUER          YES          FOR               FOR
Independent Supervisor of the Company to hold office
until the expiry of the term of the 6th Session of
the Supervisory Committee

PROPOSAL #29.: Appoint Mr. Song Zhijiang as a                              ISSUER          YES          FOR               FOR
Supervisor of the Company representing the
shareholders of the Company to hold office until the
expiry of the term of the 6th Session of the
Supervisory Committee

PROPOSAL #30.: Approve the Supervisors' emolument                          ISSUER          YES          FOR               FOR
plan for the Supervisory Committee

PROPOSAL #S.31: Approve the proposed amendments to                         ISSUER          YES          FOR               FOR
the Articles of Association of the Company as
specified, and authorize the Board of Directors to
make further amendments which in its opinion may be
necessary, desirable and expedient in accordance with
 the applicable laws and regulations, and as may be
required by the China Insurance Regulatory Commission
 [CIRC] and other relevant authorities, the amended
Articles of Association of the Company as referred to
 in this special resolution shall come into effect
following the relevant approvals from CIRC are

PROPOSAL #S.32: Authorize the Board of Directors,                          ISSUER          YES        AGAINST           AGAINST
subject to this Resolution and in accordance with the
 relevant requirements of the Rules Governing the
Listing of Securities on The Stock Exchange of Hong
Kong Limited, the Articles of Association of the
Company and the applicable Laws and regulations of
the People's Republic of China, the exercise by the
Board of Directors during the Relevant Period [as
specified] of all the powers of the Company to allot,
 issue and deal with, either separately or
concurrently, additional H shares of the Company and
to make or grant offers, agreements, options and
rights of exchange or conversion which might require
the exercise of such powers be hereby generally and
unconditionally approved, during and after the
relevant period, the aggregate nominal amount of H
shares allotted, issued and dealt with or agreed
conditionally or unconditionally to be allotted,
issued and dealt with [whether pursuant to an option
or otherwise] by the Board of Directors pursuant to
the approval granted in this Resolution shall not
exceed 20% of the aggregate nominal amount of H
shares of the Company in issue on the date of passing
 this resolution, otherwise than pursuant to [i] a
rights issue [as hereinafter defined] or [ii] any
scrip dividend or similar arrangement providing for
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Articles of Association; and to make
corresponding amendments to the Articles of
Association of the Company as it thinks fit so as to
reflect the new capital structure upon the allotment
or issuance of shares as provided in this Resolution

PROPOSAL #33.: Appoint Mr. Peng Zhijian as an                              ISSUER          YES          FOR               FOR
Independent Supervisor of the Company to hold office
until the expiry of the term of the 6th Session of
the supervisory Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PORSCHE AUTOMOBIL HLDG SE
  TICKER:                N/A             CUSIP:     D6240C122
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted financial                        ISSUER          NO           N/A               N/A
statements, the approved consolidated financial
statements and the combined management report for the
 Company and the group for the business year
2007/2008 [01 AUG 2007-31 JUL 2008] with the report
of the Supervisory Board

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 2,190,000,000 as follows:
 Payment of a dividend of EUR 2.694 per common share
Payment of a dividend of EUR 2.70 per preferred share
 EUR 1,718,025,000 shall be allocated to the revenue
reserve Ex-dividend and payable date: 02 FEB 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.1.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Wolfgang Porsche

PROPOSAL #5.2.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Ulrich Lehner

PROPOSAL #5.3.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Ferdinand K. Piech

PROPOSAL #5.4.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Hans Michel Piech

PROPOSAL #5.5.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Ferdinand Oliver Porsche

PROPOSAL #5.6.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Hans-Peter Porsche

PROPOSAL #6.: Resolution on the remuneration for                           ISSUER          NO           N/A               N/A
Members of the Supervisory Board a) aa) each member
of the Supervisory Board shall received a fixed
annual remuneration of EUR 25,000 in proportion to
the period from 13 NOV 2007 to 31 JUL 2008 and to the
 period from 01 AUG 2008 to 30 JAN 2009 bb) each
member of the Supervisory Board shall receive an
attendance fee of EUR 3,000 per Supervisory Board
meeting and per committee meeting; cc) each member of
 the Supervisory Board shall receive a profit-related
 remuneration of EUR 10 per every EUR 1,000,000 of
the Company's earnings before tax in excess of EUR
300,000,000:- for the 2007/2008 FY, proportionately
to the period from 13 NOV 2007 to 31 JUL 2008-for the
 3 FY preceding the 2007/2008 FY, proportionately to
the period from 13 NOV 2007 to 31 JUL 2008-for the
2008/2009 FY, proportionately to the period from 01
AUG 2008 to 30 JAN 2009-for the 3 FY preceding the
2008/2009 FY, proportionately to the period from 01
AUG 2008 to 30 JAN 2009 b) the Chairman shall receive
 twice, the Deputy Chairman one and a half times, the
 amount under a), aa) and cc)

PROPOSAL #7.: Amendments to Section 9(1) to (3) and                        ISSUER          NO           N/A               N/A
Section 18(2) of the Articles of Association, the
Board of Managing Directors and the works council
have agreed that employee representatives having
accepted their election shall be immediately admitted
 to the Supervisory Board; the approval by the
general meeting is no longer necessary, Section 18(2)
 shall be amended in respect of the right of
attendance and voting at shareholders, meetings being
 contingent upon shareholders registering with the
Company by the seventh day before the meeting, and
providing evidence of their shareholding as per the

PROPOSAL #8.: Appointment of Auditors for the                              ISSUER          NO           N/A               N/A
2008/2009 FY: Ernst + Young AG, Stuttgart

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PPR SA, PARIS
  TICKER:                N/A             CUSIP:     F7440G127
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #o.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, the Chairman of the Board of Director and
the Auditors, approve the Company's financial
statements for the YE 2008, as presented

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors; approve the consolidated
financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements as presented, showing: net earnings of EUR
 76,521,207.80 increased by the previous retained
earning of EUR 1,624,687,687.06 i.e a distributable
profit balance of EUR 1,701,208,894.96 and resolve to
 appropriate the distributable earnings as specified:
 to the legal reserve: EUR 0.00, to the dividends:
EUR 417,632,744.10, to the retained earnings: EUR
1,283,576,150.76; receive a net dividend of EUR 3.30
per share and will entitle to the 40% deduction
provided by the French General Tax Code, the dividend
 will be paid on 14 MAY 2009, the amount of the
unpaid dividend on shares held by the Company shall
be allocated to the retained earnings account as
required by Law, it is reminded that, for the last 3
financial years, the dividends paid, were as
specified: EUR 2.72, distributed in 2006 and entitled
 to the 40% deduction, EUR 3.00, distributed in 2007
and entitled to the 10% deduction EUR 3.45,
distributed in 2008 and entitled to the 40% deduction

PROPOSAL #O.4: Approve the award total annual fees of                      ISSUER          YES          FOR               FOR
 EUR 66,000.00 to the Directors

PROPOSAL #O.5: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
trade in the Company's shares on the stock market,
subject to the conditions specified: maximum purchase
 price: EUR 125.00, maximum number of shares to be
acquired: 10% of the share capital, i.e. 12,655,537
shares, maximum funds invested in the share buybacks:
 EUR 1,581,942,125.00, the number of shares acquired
by the Company with a view to their retention or
their subsequent delivery in payment or exchange as
part of a merger, divestment or capital contribution
cannot exceed 5% of its capital, to take all
necessary measures and accomplish all necessary
formalities; [Authority expires after 18 month
period]; it supersedes the fraction unused of the
authorization granted by the shareholders meeting of

PROPOSAL #E.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by canceling all or part
of the shares held by the Company in connection with
Article L.225-2 of the French Commercial Code, up too
 a maximum of 10% of the share capital over a 24
month period and to take all necessary measures and
accomplish all necessary formalities; [Authority is
given for a 26 month period]; it supercedes the
fraction unused of the authorization granted by the
shareholders' meeting of 14 MAY 2007

PROPOSAL #E.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase on one or more occasions, in France or
abroad, the share capital, by issuance with the
shareholder' preferred subscription rights
maintained, of shares and, or any securities giving
access to capital securities and, or securities
giving right to the allocation of debt securities;
the maximum nominal amount of capital increases to be
 carried out under this delegation of authority shall
 not exceed EUR 200,000.000.00 nominal amount of debt
 securities issued shall not exceed EUR
6,000,000,000.00 and to take all necessary measures
and accomplish all necessary formalities; [Authority
is given for a 26 month period]; it supercedes the
fraction unused of the authorization granted by the
shareholders' meeting of 14 MAY 2007

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase on one or more occasions, in France or
abroad and, or upon the international market, by way
of a public offer or by an offer governed by Article
L.411-2 of the French monetary and financial market,
the share capital, by issuance, with cancellation of
the preferential subscription rights, of shares and,
or any securities giving access to capital securities
 and, or securities giving right to the allocation of
 debt securities; the maximum nominal amount of
capital increases to be carried our under this
delegation of authority shall not exceed EUR
200,000,000.00 the nominal amount of Debt Securities
issued shall not exceed 6,000,000,000.00 ; authorize
the Board of Directors to take all necessary measures
 and accomplish all necessary formalities; [Authority
 is given for a 26 month period]; it supercedes the
fraction unused of the authorization granted by the
shareholders' meeting of 14 MAY 2007

PROPOSAL #E.9: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions and at its sole discretion, by way of
capitalizing reserves, profits or issue premiums, by
issuing bonus shares or raising the par value off
existing shares, or by a combination of these
methods; the amount of capital increase which may be
carried accordingly with the present Resolution shall
 not exceed the overall amount of the sums which may
be capitalized and shall not exceed the overall
ceiling set fourth in Resolution 12; authorize the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities; this
delegation is given of a 26 month period; it
supersedes the fraction unused of the delegation
grated by the shareholders' meeting of 14 MAY 2007

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
set for the issues carried out in accordance with
Resolution 8, the issue price of the shares or
securities giving access to the capital, accordingly
with the terms and conditions determined by the
shareholders' meeting, within the limit of 10% of the
 Company's share capital per year, in the framework
of a share capital increase by way of issuing shares
with cancellation of the preferential subscription
rights; this authorization is give for a 26-month

PROPOSAL #E.11: Authorize the Board of Director,                           ISSUER          YES        AGAINST           AGAINST
according with the delegation granted to it virtue
the of resolution 7, 8 and 10, to increase the number
 of securities to be issued in the event of a capital
 increase with or without preferential subscription
right of shareholders at the same price as the
initial issue, within 30 days of the closing of the
subscription period and within the limit governed by
the Article L 225 -135-1 and R 225-118 of the French
Commercial Code and within the limit set forth the
number of securities

PROPOSAL #E.12: Approve that, the overall nominal                          ISSUER          YES          FOR               FOR
amount pertaining to the capital increase to be
carried out with the use of the delegation given by
the resolutions 7, 8, 9, 10 and 11 shall not exceed
EUR 200,0000,000,00 the issues of debt securities to
be carried out with the use of the delegation given
by the resolution 7, 8, 9, 10 and 11 shall not exceed
 EUR 6,000,000,000,00

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital with cancellation of the
shareholders preferential subscription rights up to
10 % of the share capital [this ceiling of resolution
 12 of present shareholders, meeting in consideration
 for the contribution in kind granted to the Company
and comprised of capital securities or securities
giving access to share capital this authorizations
granted for a 26 month period the shareholders'
meeting delegates all powers to the Board of Director
 to takes all necessary measure and accomplish all
necessary formalities

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 at its sole discretion, by way of issuing shares or
other securities giving access to the capital, in
favour of employees and former employees of the
Company and related Companies or groups, who are
Members of a Company savings plan; authorization is
given for a nominal amount that shall not exceed EUR
5,062, 215.00; the total number of shares which may
be subscribed accordingly with the present resolution
 shall not exceed 1,265,553 shares; authorize the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities; this
authorization is given for a 26-month period; it
supersedes the fraction unused of the authorization
granted by the shareholders' meeting of 14 MAY 2007

PROPOSAL #e.15: Amend Article 10 of the bylaws                             ISSUER          YES          FOR               FOR
related to the spreading renewal of the Directors

PROPOSAL #O.16: Appoint Mr. Pierre Bellon as the                           ISSUER          YES          FOR               FOR
Director for a 2-year period

PROPOSAL #O.17: Appoint Mr. Allan Chapin as the                            ISSUER          YES          FOR               FOR
Director for a 2-year period

PROPOSAL #O.18: Appoint Mr. Luca Cordero as the                            ISSUER          YES          FOR               FOR
Director for a 3-years period

PROPOSAL #O.19: Appoint Mr. Philippe Lagayette as the                      ISSUER          YES          FOR               FOR
 Director for a 3-years period

PROPOSAL #O.20: Appoint Mr. Francois-Henripinault as                       ISSUER          YES          FOR               FOR
the Director for 4-years period

PROPOSAL #O.21: Appoint Mrs. Patricia Barbizet as the                      ISSUER          YES          FOR               FOR
 Director for 4-years period

PROPOSAL #O.22: Appoint Mr. Baudouin Prot as the                           ISSUER          YES          FOR               FOR
Director for 4-years period

PROPOSAL #O.23: Appoint Mr. Jean-Philippe Thierrry as                      ISSUER          YES        AGAINST           AGAINST
 the Director for 4-years period

PROPOSAL #O.24: Appoint Mr. Aditya Mittal as the                           ISSUER          YES          FOR               FOR
Director for 4-years period

PROPOSAL #O.25: Appoint Mr. Jean-Francois Palus as                         ISSUER          YES          FOR               FOR
the Director for 4-years period

PROPOSAL #E.26: Grant authority to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and so
 others formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PUBLICIS GROUPE SA, PARIS
  TICKER:                N/A             CUSIP:     F7607Z165
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the 2008 FY and determination of dividends

PROPOSAL #O.4: Grant discharge to the Board of                             ISSUER          YES          FOR               FOR
Directors

PROPOSAL #O.5: Grant discharge to the Supervisory                          ISSUER          YES          FOR               FOR
Members

PROPOSAL #O.6: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
referred to in Article L.225-86 of the Commercial Code

PROPOSAL #O.7: Ratify the appointment of Mr. Tadashi                       ISSUER          YES        AGAINST           AGAINST
Ishii as a new Supervisory Member

PROPOSAL #O.8: Grant authority to the general                              ISSUER          YES        AGAINST           AGAINST
assembly for the Board of Directors to allow the
Company to operate on its own shares

PROPOSAL #E.9: Grant authority to the General                              ISSUER          YES          FOR               FOR
Assembly for the Board of Directors to reduce the
capital by cancellation of own shares

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide the issue, with maintenance of
preferential subscription rights, of shares or
securities giving access or possibly giving access to
 capital or giving right to the allocation of debt
securities

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide the issue, without preferential
subscription rights, of shares or securities giving
access or possibly giving access to capital or giving
 right to the allocation of debt securities

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
proceed with the issue, without preferential
subscription rights, shares or equity securities, the
 limit of 10% with the faculty of setting the issue
price

PROPOSAL #E.13: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to decide to increase the capital by
capitalization of reserves, profits, premiums or
others whose capitalization is statutorily and
legally possible

PROPOSAL #E.14: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide the issue of shares or various
securities in case of public offer initiated by the
Company

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed with the issue of shares or various
securities to pay contributions in kind to the
Company with in the limit of 10% of the share capital

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of shares or securities to be
issued in case of capital increase with or without
preferential subscription rights of shareholders
within the limit of 15% of the initial issue

PROPOSAL #E.17: Authorize the granted by the General                       ISSUER          YES          FOR               FOR
Assembly for the Board of Directors to increase the
share capital by issuing equity securities or
securities giving access to the Company's capital,
with cancellation of preferential subscription
rights, for the benefit of members of a Company

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, with cancellation of
preferential subscription rights of shareholders, for
 the benefit of certain categories of beneficiaries

PROPOSAL #E.19: Approve the overall cap of capital                         ISSUER          YES          FOR               FOR
increases carried out pursuant to the authorizations
and delegations given to the Board of Directors

PROPOSAL #E.20: Approve the faculty to use the                             ISSUER          YES        AGAINST           AGAINST
authorizations and delegations given by the assembly
in case of public offer for the Company

PROPOSAL #OE.21: Grant power                                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                Q-CELLS SE, BITTERFELD-WOLFEN
  TICKER:                N/A             CUSIP:     D6232R103
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 Section 61 of the se-regulation and Sections 289(4)
and 315(4) of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 35,571,236.53 as follows:
 payment of a dividend of EUR 0.03 per preferred
share EUR 34,714,518.01 shall be allocated to the
other revenue reserves ex-dividend and payable date:
19 JUN 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors: I. for the                      ISSUER          NO           N/A               N/A
 2009 FY: KPMG AG, Leipzig; II. for the interim
report and the review of the interim half-year
financial statements: KPMG AG, Leipzig

PROPOSAL #6.: Resolution on the revision of the stock                      ISSUER          NO           N/A               N/A
 option program 2007 as per item 7 on the agenda of
the general meeting of 14 JUN 2007 and item 8 of the
general meeting of 26 JUN 2008, in respect of the
terms of exercise, the related revision of t he
contingent capital 2007/I, and the correspondent
amendment to the Articles of Association

PROPOSAL #7.: Renewal of the authorization to issue                        ISSUER          NO           N/A               N/A
warrant and/or convertible bonds in connection with
the implementation of the Shareholders Rights Act
[ARUG], the related revision of the contingent
capital 2006/1, and the correspondence amendments to
the Articles of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue bonds of up to EUR
5,000,000,000, conferring a conversion or option
right for new ordinary shares of the Company, on or
before 31 MAY 2014; shareholders subscription rights
shall be excluded for the issue of bonds at a price
not materially below their theoretical market value,
for residual amounts, and for the granting of
subscription rights to the holders of previously
issued bonds; the share capital shall be increased
accordingly by up to EUR 43,621,323 through the issue
 of up to 43,621,323 new ordinary shares, insofar as
conversion or option rights are exercised [contingent
 capital 2006/1]; the Articles of Association shall

PROPOSAL #8.A: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Marcel Brenninkmeijer

PROPOSAL #8.B: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Joerg Menno Harms

PROPOSAL #8.C: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Richard Kauffman

PROPOSAL #8.D: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Andrew Lee

PROPOSAL #8.E: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Christian Reitberger

PROPOSAL #8.F: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Frauke Vogler

PROPOSAL #9.: Resolution on the remuneration for the                       ISSUER          NO           N/A               N/A
first Supervisory Board of the Company as an European
 Company [SE]: 1) the Members of the Supervisory
Board shall receive a) a fixed annual remuneration of
 EUR 25,000 b) a variable, profit-related annual
remuneration of EUR 200 per million with an upper
limit of EUR 25,000; 2) the Chairman of the
Supervisory Board shall receive twice the amount, the
 Deputy Chairman shall receive 1 and a half times the
 amount as per 9.1, each Member of a Committee shall
receive an extra remuneration of 25%, each Chairman
of a Committee an extra remuneration of 50% of the
remuneration as per 9.1., this does not apply to the
nomination committee; the total annual remuneration
shall not exceed twice the amount, or, in the case of
 the Chairman, thrice the amount of the fixed annual
remuneration; 3) Members of the Supervisory Board
shall be granted an asset-liability insurance; 4) the
 Company shall reimburse expenses by Members of the
Supervisory Board, the remuneration shall be granted
proportionately for the period from 23 OCT 2008 to 31
 DEC 2008, and the period from 01 JAN 2009 to 18 JUN
2009

PROPOSAL #10.: Renewal of the authorization to                             ISSUER          NO           N/A               N/A
acquire own shares the Company shall be authorized to
 acquire own ordinary shares of up to 10% of its
share capital, at a price neither more than 5% above
the market price nor below EUR 0.01, on or before 30
NOV 2010, the Board of Managing Directors shall be
authorized to use the shares for acquisition purposes
 or within the scope of one of its stock option
programs, and to dispose of the shares in a manner
other than the stock exchange or a rights offering if
 they are sold at a price not materially below their

PROPOSAL #11.: Amendment to Section 20(3) of the                           ISSUER          NO           N/A               N/A
Articles of Association in connection with the
Shareholders Rights Act [ARUG], in respect of the
Board of Managing Directors being authorized to allow
 the audio visual transmission of shareholders
meetings, especially via the internet the Board of
Managing Directors shall enter the amendment into the
 commercial register only if and when the respective
provision of the ARUG comes into effect a shareholder
 has put forth the following additional item for
resolution

PROPOSAL #12.: Resolution on the revocation of the                         ISSUER          NO           N/A               N/A
existing authorized capital, the creation of a new
authorized capital, and the correspondence amendment
to the Articles of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board to increase the Company's share
 capital by up to EUR 54,526,653 through the issue of
 up to 54,526,653 new no-par shares against payment
in cash and/or kind, on or before 31 MAY 2014; the
Board of Managing Directors shall be authorized, with
 the consent of the Supervisory Board, to exclude
shareholders subscription rights for a capital
increase against payment in kind, especially in
connection with mergers and acquisitions, residual
amounts or a capital increase against payment in cash
 of the shares are sold at a price not materially
below the market price of the shares, and to use the
shares as employee shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RAKUTEN,INC.
  TICKER:                N/A             CUSIP:     J64264104
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to the Updated Laws and Regulaions

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Option Plans, Authorize Use of Stock Options. and
Authorize Use of Compensation-based Stock Options for
 Directors and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REDECARD S A
  TICKER:                N/A             CUSIP:     P79941103
  MEETING DATE:          9/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to transfer the Company                              ISSUER          YES          FOR               FOR
headquarters to the municipality of Barueri, state of
 Sao Paulo

PROPOSAL #2.: Approve the inclusion of Jornal Cidade                       ISSUER          YES          FOR               FOR
De Barueri among the newspapers used by the Company
for publications required under law number 6404/76

PROPOSAL #3.: Amend the Article 2nd of the Corporate                       ISSUER          YES          FOR               FOR
By-laws as a result of the change in the address of
the Company headquarters

PROPOSAL #4.: Approve the consolidation of the                             ISSUER          YES          FOR               FOR
Corporate By-laws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REDECARD S A
  TICKER:                N/A             CUSIP:     P79941103
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Stock Option Plan for the                          ISSUER          YES          FOR               FOR
shares of Redecard S.A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REDECARD S A
  TICKER:                N/A             CUSIP:     P79941103
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide concerning retaining                       ISSUER          YES          FOR               FOR
Mr. Joaquim Francisco De Castro Neto in his position
as Chairperson of the Board of Directors, until the
end of the term of office for which he was elected,
considering the age limit that is dealt with in
Article 13, 8 of the Corporate Bylaws

PROPOSAL #2.: Elect the members of the Board of                            ISSUER          YES          FOR               FOR
Director's designated in the meetings of the Board of
 Directors held on 24 APR 2008, and 23 SEP 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REDECARD S A
  TICKER:                N/A             CUSIP:     P79941103
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine and vote up on the                        ISSUER          YES          FOR               FOR
Board of Directors annual report, the financial
statements and Independent Auditors and finance
committee report relating to FYE 31 DEC 2008

PROPOSAL #2.: Approve the capital budget and the                           ISSUER          YES          FOR               FOR
allocation of the net profits from the FY

PROPOSAL #3.: Approve to set the global remuneration                       ISSUER          YES          FOR               FOR
of the Board of Directors, the Independent Auditors
and the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REDECARD S A
  TICKER:                N/A             CUSIP:     P79941103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles regarding creation                        ISSUER          YES          FOR               FOR
of statutory Earnings reserve

PROPOSAL #2.: Amend the Articles regarding the                             ISSUER          YES          FOR               FOR
require that financial transactions be approved by

PROPOSAL #3.: Amend the Articles 3 ,6 ,7 ,8 ,9 ,11                         ISSUER          YES          FOR               FOR
,12, 13 ,14, 16 , 22 and 30

PROPOSAL #4.: Amend the Articles regarding the                             ISSUER          YES          FOR               FOR
Executive Officer Board

PROPOSAL #5.: Approve to delete Sub-Section 5 of                           ISSUER          YES          FOR               FOR
Article 27, Article 31, and Article 43

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RELIANCE CAP LTD
  TICKER:                N/A             CUSIP:     Y72561114
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited balance sheet as at                        ISSUER          YES          FOR               FOR
31 MAR 2008, profit and loss account for the YE on
that date and the reports of the Board of Directors
and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Shri Amitabh Jhunjhunwala as                      ISSUER          YES          FOR               FOR
 a Director, who retires by rotation

PROPOSAL #4.: Appoint M/s Chaturvedi and Shah,                             ISSUER          YES          FOR               FOR
Chartered Accountants, and M/s BSR and Company,
Chartered Accountants, as the Auditors of the
Company, to hold office from the conclusion of this
AGM until the conclusion of the next AGM of the
Company on such remuneration as may be fixed by the

PROPOSAL #5.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, [hereinafter referred to as the Board which
 term shall be deemed to include any Committee which
the Board may constitute to exercise its powers,
including the powers conferred by this Resolution] in
 accordance with Section 293 (1)(d) of the Companies
Act, 1956 [including any statutory modification or
re-enactment thereof for the time being in force] and
 the Article of Association of the Company, to borrow
 any sum of money, from time to time, at their
discretion, for the purpose of the business of the
Company, which together with the monies already
borrowed by the Company [apart from temporary
obtained from the Company's Bankers in the ordinary
course of business] may exceed at any time, the
aggregate of the paid up capital of the Company and
its free reserves [that is to say reserves not set
apart for any specific purpose] by a sum not
exceeding 5 times of the then paid up capital of the
Company and its free reserves and the Board to
arrange or fix the terms and conditions of all such
monies to be borrowed from time to time as to
interest, repayment, security or otherwise as they

PROPOSAL #6.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, in accordance with the provisions of
Section 293 (1)(e) and all other provisions of the
Companies Act , 1956 [including any statutory
modification or re-enactment thereof for the time
being in force] and other applicable provision,
[hereinafter referred to as the Board which term
shall be deemed to include any Committee which the
Board may constitute to exercise its powers,
including the powers conferred by this Resolution] to
 contribute to any institute, body, trust, society,
Association of Person, Funds for any charitable or
other purpose, not directly relating to the business
of the Company or the welfare of the Employees, any
amount the aggregate of which will, in any FY, shall
not exceed INR 100 crore or 5% of the Company's
average net profit as determined in accordance with
the provisions of Section 349 and 350 of the
Companies Act, 1956 during the 3 FY immediately

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REXAM PLC, LONDON
  TICKER:                N/A             CUSIP:     G1274K113
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual report for                      ISSUER          YES          FOR               FOR
 the YE 31 DEC 2008

PROPOSAL #2.: Receive the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare the 2008 final dividend on the                       ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #4.: Elect Mr. John Langston as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Graham Chipchase as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. Noreen Doyle as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. David Robbie as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditor and authorize the Directors to
determine its remuneration

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company by GBP 150,000,000 to
GBP 750,000,000 by the creation of an additional
233,333,333 new ordinary shares of 64 2/7 pence each
ranking pari passu in all respects as one class of
shares with the existing ordinary shares of 64 2/4
pence each in the capital of the Company

PROPOSAL #10.: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Article 6 of the Company's Articles of
Association, subject to the passing of Resolution 9,
to allot relevant securities: a) up to an aggregate
nominal amount of GBP 137,768,000; ii) up to an
additional aggregate nominal amount of GBP
137,768,000, in connection with a rights issue in
favor of ordinary shareholders; [Authority expires
the earlier of the conclusion of the next AGM of the
Company in 2010 or 01 JUL 2010]; and the Directors
may allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
accordance with Article 7 of the Articles, to allot
equity securities for cash: i) up to an aggregate
nominal amount of GBP 20,665,000; [Authority expires
the earlier of the conclusion of the next AGM of the
Company in 2010 or 01 JUL 2010];

PROPOSAL #S.12: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of  Article 11 and the 1985 Act, to make
market purchases [Section 163 of the 1985 Act] of
ordinary shares of 64 2/4 pence each in the capital
of the Company provided that: a) the maximum number
of ordinary shares purchased pursuant to this
authority is 64,290,000; b) the maximum price for any
 ordinary shares shall not be more than the higher of
 an amount equal to 105% of the average middle market
 quotations for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 5 business days immediately preceding the day on
which that ordinary shares is purchased and the
amount stipulated by Article 5(1) of the Buy-back and
 stabilisation regulation 2003; [Authority expires
the earlier of the conclusion of the next AGM of the
Company in 2010or 01 JUL 2010]; the Company, before
the expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #13.: Approve that the Rules of the Rexam                         ISSUER          YES          FOR               FOR
Long Term Incentive Plan 2009 [the 2009 LTIP], as
specified and authorize the Directors to: a) do all
such other acts and things necessary or expedient for
 the purposes of implementing and giving effect to
the 2009 LTIP; and; b) add appendices or  establish
further plans based on the 2009 LTIP but modified to
take account of local tax, exchange control or
securities law in jurisdiction outside the UK,
provided that any ordinary shares made available
under such further Plans are treated as counting
against the limits on individual and overall
participation in the 2009 LTIP

PROPOSAL #S.14: Approve that in accordance with the                        ISSUER          YES          FOR               FOR
Articles, a general meeting other than an AGM may be
called on not less than 14 clear day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RIO TINTO PLC
  TICKER:                N/A             CUSIP:     G75754104
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and Auditors FYE 31 DEC

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. Jan Du Plessis as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Sir David Clementi as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Sir Rod Eddington as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Andrew Gould as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. David Mayhew as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as Auditors of Rio Tinto Plc and authorize the Audit
Committee to determine their remuneration

PROPOSAL #9.: Approve the non executive Director's fee                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize to increase the share                             ISSUER          YES          FOR               FOR
capital and authority to allot relevant securities
under Section 80 of the Companies Act 1985

PROPOSAL #S.11: Grant authority to allot relevant                          ISSUER          YES          FOR               FOR
securities for cash under Section 89 of the Companies
 Act 1985

PROPOSAL #S.12: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings other than AGM

PROPOSAL #13.: Grant authority to pay scrip dividends                      ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Adopt and amend the new Articles of                        ISSUER          YES          FOR               FOR
Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROCHE HLDG LTD
  TICKER:                N/A             CUSIP:     H69293217
  MEETING DATE:          3/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the annual report, annual financial statements and
consolidated financial statements for 2008 be approved

PROPOSAL #1.2: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the remuneration report be approved; this vote is
purely consultative

PROPOSAL #2.: Ratification of the Board of Directors                       ISSUER          NO           N/A               N/A
action

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends of CHF 5.00 per share

PROPOSAL #4.1: Re-election of Prof. Sir John Bell to                       ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #4.2: Re-election of Mr. Andre Hoffmann to                        ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #4.3: Re-election of Dr. Franz B. Humer to                        ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #5.: Election of Statutory Auditors, the                          ISSUER          NO           N/A               N/A
Board of Directors proposes that KPMG Ltd., be
elected as Statutory Auditors for the 2009 FY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROHM COMPANY LIMITED
  TICKER:                N/A             CUSIP:     J65328122
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Shareholders' Proposals: Share Buybacks                      ISSUER          YES        AGAINST             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROLLS-ROYCE GROUP PLC
  TICKER:                N/A             CUSIP:     G7630U109
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. John Neill as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Peter Byrom as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Iain Conn as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. James Guyette as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. John Rishton as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Simon Robertson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors and authorize the Board to determine their
remuneration

PROPOSAL #10.: Authorize the Directors to capitalize                       ISSUER          YES          FOR               FOR
GBP 350,000,000 standing to the credit of the
Company's merger reserve, capital redemption reserve
and/or such other reserves issue equity with pre-
emptive rights up to aggregate nominal amount of GBP
350,000,000 [C shares]

PROPOSAL #11.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries to make EU political donations to
political parties and/or independent election
candidates, to political organizations other than
political parties and incur EU political expenditure
up to GBP 50,000

PROPOSAL #12.: Grant authority to issue the equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities with pre-emptive rights up
to aggregate nominal amount of GBP 124,899,130

PROPOSAL #13.: Grant authority to issue the equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 18,734,869

PROPOSAL #14.: Grant authority to 185,137,887                              ISSUER          YES          FOR               FOR
ordinary shares for market purchase

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BK SCOTLAND GROUP PLC
  TICKER:                N/A             CUSIP:     G76891111
  MEETING DATE:          11/20/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority to increase the share                        ISSUER          YES        ABSTAIN           AGAINST
capital of the Company by the creation of an
additional 22,909,776,276 ordinary shares of 25 pence
 each in the capital of the Company, such shares
forming one class with the existing ordinary shares
and having attached thereto the respective rights and
 privileges and being subject to the limitations and
restrictions as specified in the Articles of
Association of the Company and authorize the
Directors to allot relevant securities conferred by
Article 13(b) of the Articles of Association for the
prescribed period ending on the date of the AGM in
2009 be varied by increasing the Section 80 amount
[as defined in the Articles of Association] by GBP
5,727,444,069 to GBP 8,092,121,756

PROPOSAL #2.: Approve, that subject to the placing                         ISSUER          YES        ABSTAIN           AGAINST
and open offer of 22,909,776,276 new shares in the
Company, as described in the Company circular to
shareholders of which this notice forms part [as
specified], becoming unconditional [save for any
conditions relating to admission], the waiver by the
panel on takeovers and mergers of the obligation
which might otherwise arise for HM treasury to make a
 general cash offer to the remaining ordinary
shareholders of the Company for all of the issued
ordinary shares in the capital of the Company held by
 them pursuant to Rule 9 of the city code on
takeovers and mergers, following completion of the
placing and open offer as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAGE GROUP PLC
  TICKER:                N/A             CUSIP:     G7771K134
  MEETING DATE:          3/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
accounts for the YE 30 SEP 2008 together with the
reports of the Directors and the Auditors

PROPOSAL #2.: Declare a final dividend recommended by                      ISSUER          YES          FOR               FOR
 the Directors of 4.78p per ordinary share for the YE
 30 SEP 2008 to be paid on 06 MAR 2009 to the Members
 whose names appear on the register at the close of
business on 06 FEB 2009

PROPOSAL #3.: Re-elect Mr. G. S. Berruyer as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Re-elect Mr. T. C. W. Ingram as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers LLP as the Auditors to the
Company and authorize the Directors to determine
their remuneration

PROPOSAL #6.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 30 SEP 2008

PROPOSAL #7.: Authorize the Directors, subject to and                      ISSUER          YES          FOR               FOR
 in accordance with Article 6 of the Company's
Articles of Association, to allot relevant securities
 up to a maximum nominal amount of GBP 4,365,191; all
 previous authorities under Section 80 of the
Companies Act 1985 shall cease to have effect;
[Authority expires at the conclusion of the next AGM

PROPOSAL #S.8: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
and in accordance with Article 7 of the Company's
Articles of Association, to allot equity securities
for cash and that, for the purposes of paragraph 1[b]
 of Article 7, the nominal amount to which this power
 is limited is GBP 654,778; and the power given to
the Directors by this resolution be extended to sales
 for cash of any shares which the Company may hold as
 treasury shares

PROPOSAL #S.9: Authorize the Company to make one or                        ISSUER          YES          FOR               FOR
more market purchases [within the meaning of Section
166 of the Companies Act 1985] of ordinary shares in
the capital of the Company on such terms and in such
manner as the Directors shall determine provided
that: the maximum number of ordinary shares which may
 be acquired pursuant to this authority is
130,955,755 ordinary shares in the capital of the
Company; the minimum price which may be paid for each
 such ordinary share is its nominal value and the
maximum price is the higher of 105% of the average of
 the middle market quotations for an ordinary share
as derived from the London Stock Exchange Daily
Official List for the 5 business days immediately
before the purchase is made and the amount stipulated
 by Article 5[1] of the Buy-back and Stabilization
Regulation 2003 [in each case exclusive of expenses];
 [Authority expires the earlier of the conclusion of

PROPOSAL #S.10: Adopt the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company in substitution for, and to the exclusion
 of the existing Articles of Association as specified

PROPOSAL #11.: Amend the rules of the Sage Group                           ISSUER          YES          FOR               FOR
Performance Share Plan, as specified and authorize
the Directors or a duly authorized Committee of them,
 be authorized to do all such acts and things as they
 may consider necessary or expedient to carry the
amendment into effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG ELECTRS LTD
  TICKER:                N/A             CUSIP:     Y74718100
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the External Director                                  ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Internal Director                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES        AGAINST           AGAINST
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMSUNG FIRE & MARINE INSURANCE CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y7473H108
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the appropriation of income and                      ISSUER          YES          FOR               FOR
 dividends of KRW 3,000 per common share

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES        AGAINST           AGAINST
regarding pre-emptive rights, public offerings, stock
 options, public notice for shareholder meeting,
Audit Committee, and share cancellation

PROPOSAL #3.: Elect 1 Inside Director and 3 Outside                        ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Elect 2 Members of the Audit Committee                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the total remuneration of                            ISSUER          YES          FOR               FOR
Inside Directors and Outside Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANDVIK AB, SANDVIKEN
  TICKER:                N/A             CUSIP:     W74857165
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Sven Unger,Attorney, as                      ISSUER          NO           N/A               N/A
 the Chairman of the Meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Election of 1 or 2 persons to                                ISSUER          NO           N/A               N/A
countersign the minutes

PROPOSAL #5.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: Examination of whether the meeting has                       ISSUER          NO           N/A               N/A
been duly convened

PROPOSAL #7.: Presentation of the annual report, the                       ISSUER          NO           N/A               N/A
Auditors' report and the Group accounts and the
Auditors' report for the Group

PROPOSAL #8.: Speech by the President                                      ISSUER          NO           N/A               N/A

PROPOSAL #9.: Adopt the profit and loss account,                           ISSUER          YES          FOR               FOR
balance sheet and consolidated profit and loss
account and consolidated balance sheet

PROPOSAL #10.: Grant discharge, from liability, to                         ISSUER          YES          FOR               FOR
the Board Members and the President for the period to
 which the accounts relate

PROPOSAL #11.: Approve a dividend of SEK 3.15 per                          ISSUER          YES          FOR               FOR
share and, Monday, 04 MAY 2009, as the record day; if
 the meeting approves this proposal, it is estimated
that the dividend payments will be distributed by
Euroclear Sweden AB on Thursday, 07 MAY 2009

PROPOSAL #12.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Board Members at 8 without Deputies

PROPOSAL #13.: Approve the fees to the Board of                            ISSUER          YES          FOR               FOR
Directors as follows: Board Member not employed by
the Company SEK 450,000, Chairman of the Board of
Directors SEK 1,350,000, Deputy Chairman SEK 900,000,
 Board Member elected by the general meeting who is a
 Member of the Audit Committee SEK 125,000, Board
Member elected by the general meeting who is a Member
 of the Remuneration Committee SEK 75,000, Chairman
of the Remuneration Committee SEK 100,000 and the
fees to the Auditors be paid as invoiced

PROPOSAL #14.: Re-elect Messrs. Georg Ehrnrooth,                           ISSUER          YES        AGAINST           AGAINST
Fredrik Lundberg, Egil Myklebust, Hanne De Mora,
Anders Nyren, Lars Pettersson, Simon Thompson and
Clas Ake Hedstrom as the Board Members; elect Mr.
Clas Ake Hedstrom as a Chairman of the Board

PROPOSAL #15.: Approve the resolution on Nomination                        ISSUER          YES          FOR               FOR
Committee, etc., for the AGM 2010

PROPOSAL #16.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
remuneration to the Chief Executives

PROPOSAL #17.: Close the Meeting                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAP AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     D66992104
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 sections 289[4] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 2,765,783,523.74 as
follows: payment of a dividend of EUR 0.50 per no-par
 share, EUR 2,171,981,798.74 shall be carried
forward, ex-dividend and payable date: 20 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG AG, Berlin

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares; the Company shall be authorized to
acquire own shares of up to EUR 120,000,000, at a
price neither more than 10% above, nor more than 20%
below the market price of the shares if they are
acquired through the Stock Exchange, nor differing
more than 20% from the market price of the shares if
they are acquired by way of a repurchase offer, on or
 before 31 OCT 2010, the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to sell the shares on the Stock
Exchange and to offer them to the shareholders for
subscription; the Board of Managing Directors shall
also be authorized to exclude shareholders'
subscription rights for residual amounts and dispose
of the shares in another manner if they are sold at a
 price not materially below their mark et price, to
offer the shares to third parties for acquisition
purposes, to use the shares within the scope of the
Company's Stock Option and Incentive Plans, or for
satisfying conversion and option rights, and to

PROPOSAL #7.: Amendment to Section 19[2] of the                            ISSUER          NO           N/A               N/A
Articles of Association in accordance with the
implementation of the shareholders Rights Act [ARUG],
 in respect of shareholders being able to issue
proxy-voting instructions via a password-secured
internet dialogue provided by the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEKISUI CHEMICAL CO.,LTD.
  TICKER:                N/A             CUSIP:     J70703137
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGRI-LA ASIA LTD
  TICKER:                N/A             CUSIP:     G8063F106
  MEETING DATE:          9/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Master Joint                          ISSUER          YES          FOR               FOR
Venture Agreement [a copy of which has been produced
to this meeting marked 'A' and signed by the Chairman
 hereof for the purpose of identification] and the
transactions contemplated there under; authorize the
Board of Directors of the Company to take all such
actions as it considers necessary or desirable to
implement and give effect to the Master Joint Venture
 Agreement and the transactions contemplated

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGRI-LA ASIA LTD
  TICKER:                N/A             CUSIP:     G8063F106
  MEETING DATE:          12/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Supplemental                          ISSUER          YES          FOR               FOR
Agreement [as specified] and the transactions
contemplated there under; and authorize the Board of
Directors of the Company to take all such actions as
it considers necessary or desirable to implement and
give effect to the Supplemental Agreement and the
transactions contemplated there under, for the
purposes of this resolution, the term Supplemental
Agreement shall have the same definition as specified
 in the circular to the shareholders of the Company
dated 25 NOV 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGRI-LA ASIA LTD
  TICKER:                N/A             CUSIP:     G8063F106
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect the Retiring Director                               ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve and ratify the Novation Deed [a                      ISSUER          YES          FOR               FOR
 copy of which has been produced to this meeting
marked 'A' and signed by the Chairman hereof for the
purpose of identification] and the Transactions; and
authorize the Board of Directors of the Company to
take all such actions as it considers necessary or
desirable to implement and give effect to the
Novation Deed and the Transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGRI-LA ASIA LTD
  TICKER:                N/A             CUSIP:     G8063F106
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.1: Re-elect Mr. Lui Man Shing as a                             ISSUER          YES          FOR               FOR
Director, who retires

PROPOSAL #3.2: Re-elect Mr. Wong Kai Man as a                              ISSUER          YES          FOR               FOR
Director, who retires

PROPOSAL #4.: Approve to fix the Directors' fees                           ISSUER          YES          FOR               FOR
[including fees payable to members of the Audit and
Remuneration Committees]

PROPOSAL #5.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors and authorize
the Directors of the Company to fix their remuneration

PROPOSAL #6.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, to allot and issue additional shares in the
share capital of the Company and to make or grant
offers, agreements and options which would or might
require the exercise of such power during and after
the relevant period, not exceeding 20% of the
aggregate nominal amount of the share capital of the
Company in issue as at the date of the passing of
this resolution and the said approval shall be
limited accordingly, otherwise than pursuant to: i) a
 rights issue [as specified]; ii) the exercise of any
 option under any Share Option Scheme or similar
arrangement for the grant or issue to option holders
of shares in the Company; iii) any scrip dividend
scheme or similar arrangement providing for the
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Bye-laws of the Company; and (iv) any specific
authority; [Authority expires the earlier at the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Bye-laws of the
Company or any applicable Laws of Bermuda to be held]

PROPOSAL #6.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase its own shares on The Stock Exchange
of Hong Kong Limited [the HKSE] or on any other stock
 exchange on which the shares of the Company may be
listed and recognized by the Securities and Futures
Commission of Hong Kong and the HKSE for this purpose
 or on the Singapore Exchange Securities Trading
Limited, subject to and in accordance with all
applicable Laws and the requirements of the Rules
Governing the Listing of Securities on the HKSE or
that of any other stock exchange as amended from time
 to time [as the case may be], during the relevant
period, not exceeding 10% of the aggregate nominal
amount of the share capital of the Company in issue
as at the date of the passing of this resolution;
[Authority expires the earlier at the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Bye-Laws of the Company or any
applicable Laws of Bermuda to be held]

PROPOSAL #6.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolution 6B, the general mandate granted to the
Directors of the Company and for the time being in
force to exercise the powers of the Company to allot
shares, by the addition to the aggregate nominal
amount of the share capital which may be allotted or
agreed conditionally or unconditionally to be
allotted by the Directors of the Company pursuant to
such general mandate of an amount representing the
aggregate nominal amount of the share capital of the
Company repurchased by the Company under the
authority granted by the Resolution 6B, provided that
 such amount shall not exceed 10% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of the passing of this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHERRITT INTL CORP
  TICKER:                N/A             CUSIP:     823901103
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Ian W. Delaney as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.2: Elect Mr. Michael F. Garvey as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.3: Elect Hon. Marc Lalonde as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.4: Elect Mr. Edythe A. [Dee] Marcoux as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #1.5: Elect Mr. Bernard Michel as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. Daniel P. Owen as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.7: Elect Sir. Patrick Sheehy as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. Jowdat Waheed as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors and authorize the Directors to fix their
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINSEGAE CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y77538109
  MEETING DATE:          11/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger                                           ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINSEGAE CO LTD, SEOUL
  TICKER:                N/A             CUSIP:     Y77538109
  MEETING DATE:          3/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Audit Committee Member                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration limit for the                       ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIEMENS AG, MUENCHEN
  TICKER:                N/A             CUSIP:     D69671218
  MEETING DATE:          1/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the report of the                            ISSUER          NO           N/A               N/A
Supervisory Board, the corporate governance and
compensation report, and the compliance report for
the 2007/2008 FY

PROPOSAL #2.: Presentation of the Company and group                        ISSUER          NO           N/A               N/A
financial statements and annual reports for the
2007/2008 FY with the report pursuant to Sections
289(4) and 315(4) of the German Commercial Code

PROPOSAL #3.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 1,462,725,473.60 as
follows: Payment of a dividend of EUR 1.60 per
entitled share Ex-dividend and payable date: 28 JAN
2009

PROPOSAL #4.1.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Rudi Lamprecht [Postponement]

PROPOSAL #4.2.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Juergen Radomski [Postponement]

PROPOSAL #4.3.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Uriel J. Sharef [Postponement]

PROPOSAL #4.4.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Klaus Wucherer [Postponement]

PROPOSAL #4.5.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Peter Loescher

PROPOSAL #4.6.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Wolfgang Dehen

PROPOSAL #4.7.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Heinrich Hiesinger

PROPOSAL #4.8.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Joe Kaeser

PROPOSAL #4.9.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Eduardo Montes

PROPOSAL #4.10.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Jim Reid-Anderson

PROPOSAL #4.11.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Erich R. Reinhardt

PROPOSAL #4.12.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Hermann Requardt

PROPOSAL #4.13.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Siegfried Russwurm

PROPOSAL #4.14.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Peter Y. Solmssen

PROPOSAL #5.1.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Gerhard Cromme

PROPOSAL #5.2.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Ralf
 Heckmann

PROPOSAL #5.3.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Josef Ackermann

PROPOSAL #5.4.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Lothar Adler

PROPOSAL #5.5.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Jean-Louis Beffa

PROPOSAL #5.6.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Gerhard Bieletzki

PROPOSAL #5.7.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Gerd
 von Brandenstein

PROPOSAL #5.8.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. John
 David Coombe

PROPOSAL #5.9.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Hildegard Cornudet

PROPOSAL #5.10.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Michael Diekmann

PROPOSAL #5.11.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Hans
 Michael Gaul

PROPOSAL #5.12.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Birgit Grube

PROPOSAL #5.13.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Peter Gruss

PROPOSAL #5.14.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Bettina Haller

PROPOSAL #5.15.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Heinz Hawreliuk

PROPOSAL #5.16.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Berthold Huber

PROPOSAL #5.17.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Harald Kern

PROPOSAL #5.18.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Walter Kroell

PROPOSAL #5.19.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Nicola Leibinger-Kammueller

PROPOSAL #5.20.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Michael Mirow

PROPOSAL #5.21.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Werner Moenius

PROPOSAL #5.22.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Roland Motzigemba

PROPOSAL #5.23.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Thomas Rackow

PROPOSAL #5.24.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Hakan Samuelsson

PROPOSAL #5.25.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Dieter Scheitor

PROPOSAL #5.26.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Albrecht Schmidt

PROPOSAL #5.27.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Henning Schulte-Noelle

PROPOSAL #5.28.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Rainer Sieg

PROPOSAL #5.29.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Peter von Siemens

PROPOSAL #5.30.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Jerry I. Speyer

PROPOSAL #5.31.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Birgit Steinborn

PROPOSAL #5.32.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Iain
 Vallance of Tummel

PROPOSAL #6.: Appointment of auditors for the                              ISSUER          YES          FOR               FOR
2008/2009 FY: Ernst + Young AG, Stuttgart

PROPOSAL #7.: Authorization to acquire own shares,                         ISSUER          YES          FOR               FOR
the Company shall be authorized to acquire own shares
 of up to 10% of its share capital, at prices neither
 more than 10% above nor more than 20% below the
market price, between 01 MAR 2009, and 26 JUL 2010,
the Board of Managing Directors shall be authorized
to retire the shares, to use the shares within the
scope of the Company's stock option plans, to issue
the shares to employees and executives of the
Company, and to use the shares to fulfill conversion

PROPOSAL #8.: Authorization to use derivatives for                         ISSUER          YES          FOR               FOR
the acquisition of own shares Supplementary to item
7, the Company shall be authorized to use call and
put options for the purpose of acquiring own shares

PROPOSAL #9.: Resolution on the creation of                                ISSUER          YES          FOR               FOR
authorized capital, and the corresponding amendments
to the Articles of Association, the Board of Managing
 Directors shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 520,800,000 through the issue of up to
173,600,000 new registered shares against cash
payment, on or before 26 JAN 2014, shareholders shall
 be granted subscription rights, except for the issue
 of shares against payment in kind, for residual
amounts, for the granting of subscription rights to
bondholders, and for the issue of shares at a price
not materially below their market price

PROPOSAL #10.: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible or warrant bonds, the creation of
new contingent capital, and the corresponding
amendments to the Articles of Association, the Board
of Managing Directors shall be authorized to issue
bonds of up to EUR 15,000,000,000, conferring a
convertible or option right for up to 200,000,000 new
 shares, on or before 26 JAN 2014, shareholders shall
 be granted subscription rights, except for the issue
 of bonds at a price not materially below their
theoretical market value, for residual amounts, and
for the granting of subscription rights to holders of
 previously issued convertible or option rights, the
Company's share capital shall be increased
accordingly by up to EUR 600,000,000 through the
issue of new registered shares, insofar as
convertible or option rights are exercised

PROPOSAL #11.: Resolution on the revision of the                           ISSUER          YES          FOR               FOR
Supervisory Board remuneration, and the corresponding
 amendments to the Articles of Association, the
members of the Supervisory Board shall receive a
fixed annual remuneration of EUR 50,000, plus a
variable remuneration of EUR 150 per EUR 0.01 of the
earnings per share in excess of EUR 1, plus a further
 variable remuneration of EUR 250 per EUR 0.01 by
which the three-year average earnings per share
exceed EUR 2, the Chairman shall receive three times,
 and the Deputy Chairman one and a half times, the
amounts Committee members shall be granted further
remuneration, all members shall receive an attendance
 fee of EUR 1,000 per meeting

PROPOSAL #12.: Amendment to the Articles of                                ISSUER          YES          FOR               FOR
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIGNET JEWELERS LTD
  TICKER:                N/A             CUSIP:     G81276100
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receipt of the annual report and                             ISSUER          NO           N/A               N/A
financial statements for the year ended YE 31 JAN 2009

PROPOSAL #2.: Re-elect Ms. Marianne Miller Parrs as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.: Re-elect Mr. Thomas Plaskett as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Appoint KPMG Audit Plc as the Auditor                        ISSUER          YES          FOR               FOR
of the Company and authorize the Directors to
determine its remuneration

PROPOSAL #5.: Approve the implementation and                               ISSUER          YES          FOR               FOR
establishment of the Company's Omnibus Incentive Plan
 for the Directors and Employees of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIMS GROUP LTD
  TICKER:                N/A             CUSIP:     Q8505L116
  MEETING DATE:          11/21/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements of                          ISSUER          NO           N/A               N/A
Sims Group Limited [the Company] and its controlled
entities for the YE 30 JUN 2008 and the related
Directors' report, Directors' declaration and the
Auditor's report

PROPOSAL #2.1: Re-elect Mr. Jeremy Sutcliffe as an                         ISSUER          YES          FOR               FOR
Executive Director of the Company, who retires by
rotation at the AGM in accordance with the Company's
Constitution and the ASX Listing Rules

PROPOSAL #2.2: Re-elect Mr. Norman Bobins as an                            ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company,
who retires at the AGM in accordance with the
Company's Constitution and the ASX Listing Rules

PROPOSAL #2.3: Re-elect Mr. Gerald Morris as an                            ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company,
who retires at the AGM in accordance with the
Company's Constitution and the ASX Listing Rules

PROPOSAL #2.4: Re-elect Mr. Robert Lewon as an                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company,
who retires at the AGM in accordance with the
Company's Constitution and the ASX Listing Rules

PROPOSAL #3.: Approve, for the purposes of ASX                             ISSUER          YES        AGAINST           AGAINST
Listing Rules 7.1 and 10.14 for Mr. Jeremy Sutcliffe,
 Executive Director, to have issued to him
performance rights [Performance Rights] numbering
44,440 and options [Options] numbering 135,435, and
the issue of any Sims Group Limited ordinary shares
upon the exercise of those Performance Rights and
Options under the terms of the Sims Group Long Term
Incentive Plan as specified

PROPOSAL #4.: Approve, for the purposes of ASX                             ISSUER          YES        AGAINST           AGAINST
Listing Rules 7.1 and 10.14 for Mr. Daniel Dienst,
the Group Chief Executive Officer, to have issued to
him 61,092 Performance Rights and 181,654 Options,
and the issue of any Sims Group Limited ordinary
shares upon the exercise of those Performance Rights
and Options under the terms of the Sims Group Long
Term Incentive Plan as specified

PROPOSAL #S.5: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company to Sims Metal Management Limited

PROPOSAL #6.: Adopt the Remuneration Report for the                        ISSUER          YES          FOR               FOR
YE 30 JUN 2008 [as specified]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE EXCHANGE LTD
  TICKER:                N/A             CUSIP:     Y79946102
  MEETING DATE:          10/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of Sections 76C and 76E of the
Companies Act, Chapter 50 [the Companies Act], to
purchase or otherwise acquire issued ordinary shares
in the capital of the Company [Shares] not exceeding
in aggregate the maximum 10% of the total number of
issued shares, at such price or prices as may be
determined by the Directors from time to time up to
the maximum price; i) in the case of a market
purchase of a share, 105% of the average closing
price of the shares and ii) in the case of an off-
market purchase of a share, 110% of the average
closing price of the shares, whether by way of: i)
market purchase(s) on the Singapore Exchange
Securities Trading Limited [SGX-ST] transacted
through the QUEST-ST trading system and/or any other
securities exchange on which the Shares may for the
time being be listed and quoted [Other Exchange];
and/or; ii) off-market purchase(s) [if effected
otherwise than on the SGX-ST or, as the case may be,
Other Exchange] in accordance with any equal access
Scheme(s) as may be determined or formulated by the
Directors as they consider fit, which scheme(s) shall
 satisfy all the conditions prescribed by the
Companies Act, and otherwise in accordance with all
other laws and regulations and rules of the SGX-ST
or, as the case may be, Other Exchange as may for the
 time being be applicable [the Share Purchase
Mandate]; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the date
 of the next AGM of the Company as required by Law to
 be held]; and authorize the Directors of the Company
 and/or any of them to complete and do all such acts
and things [including executing such documents as may
 be required] as they and/or he may consider
expedient or necessary to give effect to the
transactions contemplated and/or authorized by this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE EXCHANGE LTD
  TICKER:                N/A             CUSIP:     Y79946102
  MEETING DATE:          10/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and the Audited Financial Statements for the FYE 30
JUN 2008 with the Auditor's report thereon

PROPOSAL #2.: Re-appoint Mr. Joseph Yuvaraj Pillay,                        ISSUER          YES          FOR               FOR
as a Director of the Company to hold such office from
 the date of this AGM until the next AGM of the
Company, pursuant to Section 153(6) of the Companies
Act, Chapter 50 of Singapore

PROPOSAL #3.: Re-elect Mr. Hsieh Fu Hua, retiring by                       ISSUER          YES          FOR               FOR
rotation under Article 99A of the Company's Articles
of Association [the Articles]

PROPOSAL #4.: Re-elect Mr. Loh Boon Chye retiring by                       ISSUER          YES          FOR               FOR
rotation under Article 99A of the Articles

PROPOSAL #5.: Re-elect Mr. Ng Kee Choe retiring by                         ISSUER          YES          FOR               FOR
rotation under Article 99A of the Articles

PROPOSAL #6.: Re-elect Mr. Lee Hsien Yang as a                             ISSUER          YES          FOR               FOR
Director, retiring by rotation under Article 99A of
the Articles [Mr. Lee will, upon re-election as a
Director, remain as Chairman of the Audit Committee
and will be considered independent for the purposes
of Rule 704(8) of the Listing Manual of the Singapore
 Exchange Securities Trading Limited]

PROPOSAL #7.: Declare a net final [tax exempt one-                         ISSUER          YES          FOR               FOR
tier] dividend of SGD 0.29 per share for the FYE 30
JUN 2008 [FY2007: SGD 0.30 per share]

PROPOSAL #8.: Approve the sum of SGD 587,500 to be                         ISSUER          YES          FOR               FOR
paid to Mr. Joseph Yuvaraj Pillay as Director's fees
for the FYE 30 JUN 2008 [FY2007: Nil; increase of SGD
 587,500] [as specified]

PROPOSAL #9.: Approve the sum of SGD 1,074,250 to be                       ISSUER          YES          FOR               FOR
paid to all Directors [other than Mr. Joseph Yuvaraj
Pillay] as Directors' fees for the FYE 30 JUN 2008
[FY2007: SGD 767,800; increase of SGD 306,450] [as
specified]

PROPOSAL #10.: Approve the sum of up to SGD 790,000                        ISSUER          YES          FOR               FOR
to be paid to Mr. Joseph Yuvaraj Pillay as Director's
 fees for the FYE 30 JUN 2009 [FY2008: SGD 587,500;
increase of up to SGD 202,500] [as specified]

PROPOSAL #11.: Approve the sum of up to SGD 1,200,000                      ISSUER          YES          FOR               FOR
 to be paid to all Directors [other than Mr. Joseph
Yuvaraj Pillay] as Directors' fees for the FYE 30 JUN
 2009 [FY2008: SGD 1,074,250; increase of up to SGD
125,750] [as specified]

PROPOSAL #12.: Re-appoint Messrs                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

PROPOSAL #13.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to: a) i) issue shares in the capital of the Company
 [shares] whether by way of rights, bonus or
otherwise; and/or ii) make or grant offers,
agreements or options [collectively, Instruments]
that might or would require shares to be issued,
including but not limited to the creation and issue
of [as well as adjustments to] warrants, debentures
or other instruments convertible into shares, at any
time and upon such terms and conditions and for such
purposes and to such persons as the Directors may in
their absolute discretion deem fit; and b)
[notwithstanding the authority conferred by this
Resolution may have ceased to be in force] issue
shares in pursuance of any instrument made or granted
 by the Directors while this Resolution was in force,
 provided that: 1) the aggregate number of shares to
be issued pursuant to this Resolution [including
shares to be issued in pursuance of instruments made
or granted pursuant to this Resolution] does not
exceed 50 %of the total number of issued shares
[excluding treasury shares] in the capital of the
Company [as calculated in accordance with sub-
paragraph (2) as specified], of which the aggregate
number of shares to be issued other than on a pro
rata basis to shareholders of the Company [including
shares to be issued in pursuance of instruments made
or granted pursuant to this Resolution] does not
exceed 10 % of the total number of issued shares
[excluding treasury shares] in the capital of the
Company [as calculated in accordance with sub-
paragraph (2) as specified]; 2) [subject to such
manner of calculation as may be prescribed by the
Singapore Exchange Securities Trading Limited [SGX-
ST]] for the purpose of determining the aggregate
number of shares that may be issued under sub-
paragraph (1) above, the percentage of issued shares
shall be based on the total number of issued shares
[excluding treasury shares] in the capital of the
Company at the time this Resolution is passed, after
adjusting for: i) new shares arising from the
conversion or exercise of any convertible securities
or share options or vesting of share awards which are
 outstanding or subsisting at the time this
Resolution is passed; and ii) any subsequent bonus
issue or consolidation or subdivision of shares; 3)
in exercising the authority conferred by this
Resolution, the Company shall comply with the
provisions of the Listing Manual of the SGX-ST for
the time being in force [unless such compliance has
been waived by the Monetary Authority of Singapore]
and the Articles of Association for the time being of
 the Company; and 4) [unless revoked or varied by the
 Company in GM] the Authority conferred by this
Resolution shall continue in force until the
conclusion of the next AGM of the Company or the date
 by which the next AGM of the Company is required by

PROPOSAL #14.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to grant awards in accordance with the provisions of
 the SGX Performance Share Plan and to allot and
issue from time to time such number of ordinary
shares in the capital of the Company as may be
required to be issued pursuant to the exercise of
options under the SGX Share Option Plan and/or such
number of fully-paid shares as may be required to be
issued pursuant to the vesting of awards under the
SGX Performance Share Plan, provided that the
aggregate number of new shares to be issued pursuant
to the SGX Share Option Plan and the SGX Performance
Share Plan shall not exceed 10 % of the total number
of issued ordinary shares [excluding treasury shares]
 in the capital of the Company from time to time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SMC CORPORATION
  TICKER:                N/A             CUSIP:     J75734103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint Accounting Auditors                                  ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Directors and Retiring
Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOCIETE GENERALE, PARIS
  TICKER:                N/A             CUSIP:     F43638141
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, as presented,
showing losses of EUR 2,963,598,323.26

PROPOSAL #O.2: Approve to record the loss for the                          ISSUER          YES          FOR               FOR
year as a deficit in retained earnings, following
this appropriation, the retained earnings account of
EUR 6,363 ,246,855.22 will show a new balance of EUR
3,399,648,531.96, global dividends deducted from the
retained earnings account: EUR 696,872,692. 80 the
shareholders will receive a net dividend of EUR 1.20
per share of a par value of EUR 1.25, and will
entitle to the 40% deduction provided by the French
Tax Code, this dividend will be paid on 09 JUN 2009,
as required by Law, it is reminded that, for the last
 3 FY, the dividends paid, were as: EUR 4.50 for FY
2005 EUR 5.20 for FY 2006 EUR 0.90 for FY 2007

PROPOSAL #O.3: Approve the dividend payment will to                        ISSUER          YES          FOR               FOR
be carried out in new shares as per the conditions:
reinvestment period will be effective from 27 MAY
2009 to 10 JUN 2009, after the shareholders will
receive the dividend payment in cash, the new shares
will be created with dividend rights as of 01 JAN
2009, and authorize the Board of Directors to take
all necessary measures and accomplish all necessary

PROPOSAL #O.4: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
Statements and statutory reports of the Board of
Directors and the Auditors for 2008

PROPOSAL #O.5: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on agreements governed by the Article L.225-38 of the
 French Code

PROPOSAL #O.6: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement commitments in favor of Mr. Daniel
Bouton, Mr. Phileppe Citerene and Mr. Didier LIX by
the Article L.225-42-1 of the French Code

PROPOSAL #O.7: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement commitments in favour of Mr. Severin
Cabannes and Mr. Frederic Oudea by the Article L.225-
42-1 of the French Code

PROPOSAL #O.8: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement indemnity commitments in favor of Mr.
Frederic Oudea by the Article L.225-42-1 of the
French Code

PROPOSAL #O.9: Renew the appointment of Mr. Jean                           ISSUER          YES          FOR               FOR
Azema as a Director for a 4 year period

PROPOSAL #O.10: Renew the appointment of Mrs.                              ISSUER          YES          FOR               FOR
Elisabeth Lulin as a Director for a 4 year period

PROPOSAL #O.11: Ratify the Co-optation of Mr. Robert                       ISSUER          YES          FOR               FOR
Castaigne as a Director, to replace Mr. Elie Cohen,
resigning, for the remaining time of Mr. Elie Cohen's
 term of office, until the shareholders' meeting
called in 2010 and to approve the financial
statements for the FY

PROPOSAL #O.12: Appoint Mr. Jean-Bernard Levy as a                         ISSUER          YES          FOR               FOR
director for a 4-year period

PROPOSAL #O.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
trade by all means, in the Company's shares on the
stock market, subject to the conditions: maximum
purchase price: EUR 105.00, maximum number of shares
to be acquired: 58,072,724, i.e.10% of the share
capital, maximum funds invested in the share
buybacks: EUR 6,097,636,020.00; [Authority expires
after18-month period], this authorization supersedes
the unspent remaining period of the authorization
granted by the shareholders' meeting of 27 MAY 27
2008 in its Resolution 9, the shareholders' meeting
delegates all powers to the Board of Directors to
take all necessary measures and accomplish all

PROPOSAL #E.14: Approve to add Article 20 granting                         ISSUER          YES        AGAINST           AGAINST
powers to the Bylaws

PROPOSAL #E.15: Authorize the Board of Directors,                          ISSUER          YES          FOR               FOR
under approval of resolution 16, to increase the
share capital up to a maximum nominal amount of EUR
241,900,000,00, that is 33.3% of the share capital,
by issuance of preference shares without voting right
 and preferred subscribed rights for any cash capital
 increase; [Authority expires after 14 month period]

PROPOSAL #E.16: Approve to introduce preference                            ISSUER          YES          FOR               FOR
shares within the bylaws subject to approval of
Resolution 16, consequently, a new class of shares
known as B shares will be created composed with
preference shares without voting right and
preferential subscription right for any cash capital
increase; the share capital will be divided into 2
Classes of shares A shares, corresponding to all
ordinary shares, and B shares accordingly, and
authorize the Board of Directors to amend the

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital, on one or more occasions,
 and its sole discretion, by issuing shares or
securities giving access to the share capital in
favor of employees of the Company and its
subsidiaries who are Members of a Company savings
plan; [Authority expires after 14 month period]; and
for a nominal amount that shall not exceed 1.75% of
the share capital, the Global amount of capital
increase carried out under this present Resolution
shall count against the ones specified in 10 and 11
Resolutions of the combined shareholders' meeting
held on 27 MAY 2008, and approve to cancel the
shareholders preferential subscription rights in
favor of Members of the said savings plan, this
authorization supersedes unspent remaining period of
the authorization granted by shareholders' meeting of
 27 MAY 2008, in its Resolution 14, expect what
concerns the completion of the share capital
increases reserved for Members of a Company savings
plan which has been set by the Board of Directors
during its meeting of 17 FEB 2009, and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.18: Approve to increase the ceiling of                         ISSUER          YES          FOR               FOR
capital increase with the shareholder's preferential
subscription right maintained set forth in the
Resolution 10 granted by the shareholders meeting
held on 27 MAY 2008; the global amount of share
capital increase originally set at EUR 220,000,000.00
 will increase to EUR 360,000,000.00 i.e., 30.2% to
49.6% of the share capital; [Authority expires after
26 month period]

PROPOSAL #E.19: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SQUARE ENIX HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J7659R109
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STANDARD CHARTERED PLC, LONDON
  TICKER:                N/A             CUSIP:     G84228157
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend of 42.32 US                         ISSUER          YES          FOR               FOR
Cents per ordinary share

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Re-elect Mr. Jamie F. T. Dundas as a                         ISSUER          YES          FOR               FOR
Non-Executive Director

PROPOSAL #5.: Re-elect Mr. Rudolph H. P. Markham as a                      ISSUER          YES          FOR               FOR
 Non-Executive Director

PROPOSAL #6.: Re-elect Ms. Ruth Markland as a Non-                         ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #7.: Re-elect Mr. Richard H. Meddings as an                       ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Re-elect Mr. John W. Peace as a Non-                         ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #9.: Elect Mr. Steve Bertamini  who was                           ISSUER          YES          FOR               FOR
appointed as an Executive Director

PROPOSAL #10.: Elect Mr. John G. H. Paynter who was                        ISSUER          YES          FOR               FOR
appointed as an Non-Executive Director

PROPOSAL #11.: Re-appoint KPMG Audit Plc as the                            ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #12.: Approve to set the Auditors' fees                           ISSUER          YES          FOR               FOR

PROPOSAL #13.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU Political Donations to
Political Parties or Independent Election Candidates,
 to Political Organizations Other than Political
Parties and Incur EU Political Expenditure up to GBP
100,000

PROPOSAL #14.: Approve to increase the authorized                          ISSUER          YES        AGAINST           AGAINST
share capital

PROPOSAL #15.: Authorize the Board to issue equity                         ISSUER          YES          FOR               FOR
with Rights up to GBP 316,162,105.50 [Relevant
Authorities and Share Dividend Scheme] and additional
 amount of GBP 632,324,211 [Rights Issue] after
deducting any securities issued under the relevant
authorities and Share Dividend Scheme

PROPOSAL #16.: Approve to extend the Directors'                            ISSUER          YES          FOR               FOR
authority to issue equity with pre-emptive rights up
to aggregate nominal amount of USD 189,697,263
pursuant to Paragraph A of Resolution 15 to include
the shares repurchased by the Company under authority
 granted by Resolution 18

PROPOSAL #S.17: Grant authority for the issue of                           ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of USD
47,424,315.50

PROPOSAL #s.18: Grant authority to buyback                                 ISSUER          YES          FOR               FOR
189,697,263 ordinary shares for market purchase

PROPOSAL #s.19: Grant authority to buyback for market                      ISSUER          YES          FOR               FOR
 purchase of 477,500 Preference Shares of 5.00 US
Cents and 195,285,000 Preference Shares of GBP 1.00

PROPOSAL #s.20: Adopt the new Articles of Association                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #s.21: Approve to call a general meeting                          ISSUER          YES          FOR               FOR
other than AGM on not less than 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATOILHYDRO ASA
  TICKER:                N/A             CUSIP:     R8412T102
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM by the Chair of the                       ISSUER          YES          FOR               FOR
Corporate Assembly

PROPOSAL #2.: Elect Mr. Olaug Svarva as the chair of                       ISSUER          YES          FOR               FOR
the Corporate Assembly

PROPOSAL #3.: Approve the notice and the agenda                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the registration of attending                        ISSUER          YES          FOR               FOR
shareholders and proxies

PROPOSAL #5.: Elect 2 persons to co-sign the minutes                       ISSUER          YES          FOR               FOR
together with the Chair of the Meeting

PROPOSAL #6.: Approve the annual report and accounts                       ISSUER          YES          FOR               FOR
for StatoilHydro ASA and the StatoilHydro group for
2008, and the distribution of the dividend of NOK
7.25 per share for 2008 of which the ordinary
dividend is NOK 4.40 per share and the special
dividend is NOK 2.85 per share, the dividend accrues
to the shareholders as of 19 MAY 2009, expected
payment of dividends is 03 JUN 2009

PROPOSAL #7.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
for the Company's Auditor

PROPOSAL #8.: Elect 1 deputy Member to the Corporate                       ISSUER          YES        AGAINST           AGAINST
Assembly

PROPOSAL #9.: Approve, in accordance with Section 6-                       ISSUER          YES        AGAINST           AGAINST
16a of the Public Limited Companies Act, the Board of
 Directors will prepare an independent statement
regarding the settlement of salary and other
remuneration for Executive Management, the content of
 the statement is included in note 3 to
StatoilHydro's annual report and accounts for 2008,
which have been prepared in accordance with
accounting principles generally accepted in Norway

PROPOSAL #10.: Authorize the Board of Directors on                         ISSUER          YES        AGAINST           AGAINST
behalf of the Company to acquire StatoilHydro shares
in the market, the authorization may be used to
acquire own shares at a total nominal value of up to
NOK 15,000,000, shares acquired pursuant to this
authorization may only be used for sale and transfer
to employees of the StatoilHydro group as part of the
 group's share saving plan, as approved by the Board
of Directors, the minimum and maximum amount that may
 be paid per share will be NOK 50 and 500
respectively, the authorisation is valid until the
next AGM, but not beyond 30 JUN 2010, this
authorisation replaces the previous authorisation to
acquire own shares for implementation of the share
saving plan for employees granted by the AGM on 20

PROPOSAL #11.: Amend the Section 1 of the Articles of                      ISSUER          YES          FOR               FOR
 Association as specified; authorize the Board to
decide the date for implementation of the amended
Articles of Association, but the date must be not
late than 01 JAN 2010

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: StatoilHydro shall withdraw
from tar sands activities in Canada

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUEZ, PARIS
  TICKER:                N/A             CUSIP:     F90131115
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve the Merger by absorption of                         ISSUER          YES          FOR               FOR
rivolam

PROPOSAL #E.2: Approve the spin-off of Suez                                ISSUER          YES          FOR               FOR
environment
PROPOSAL #O.3: Approve the distribution of 65% of                          ISSUER          YES          FOR               FOR
Suez environment to Suez's shareholders

PROPOSAL #O.4: Approve the Special Auditors' report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #E.5: Approve the Merger by absorption of                         ISSUER          YES          FOR               FOR
Suez by GDF

PROPOSAL #O.6: Grant authority for the filing of the                       ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUN HUNG KAI PROPERTIES LTD
  TICKER:                N/A             CUSIP:     Y82594121
  MEETING DATE:          12/4/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 30 JUN 2008

PROPOSAL #2.: Declare the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #3.I.A: Re-elect Madam Kwong Siu-Hing as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.I.B: Re-elect Dr. Cheung Kin-Tung, Marvin                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #3.I.C: Re-elect Dr. Lee Shau-Kee as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.I.D: Re-elect Mr. Kwok Ping-Sheung,                            ISSUER          YES          FOR               FOR
Walter as a Director

PROPOSAL #3.I.E: Re-elect Mr. Kwok Ping-Luen, Raymond                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #3.I.F: Re-elect Mr. Chan Kai-Ming as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.I.G: Re-elect Mr. Wong Yick-Kam, Michael                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #3.I.H: Re-elect Mr. Wong Chik-Wing, Mike as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.II: Approve to fix the Directors' fees                         ISSUER          YES          FOR               FOR
[the proposed fees to be paid to each Director, each
Vice Chairman and the Chairman for the FY ending 30
JUN 2009 are HKD100,000, HKD110,000 and HKD120,000
respectively]

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
[the Directors] during the relevant period to
repurchase shares of the Company and the aggregate
nominal amount of the shares which may be repurchased
 on The Stock Exchange of Hong Kong Limited or any
other stock exchange recognized for this purpose by
the Securities and Futures Commission of Hong Kong
and The Stock Exchange of Hong Kong Limited under the
 Hong Kong Code on Share Repurchases pursuant to the
approval in this resolution shall not exceed 10% of
the aggregate nominal amount of the share capital of
the Company in issue at the date of passing this
resolution; [Authority expires at the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by its Articles of
Association or by the laws of Hong Kong to be held]

PROPOSAL #6.: Authorize the Directors, subject to                          ISSUER          YES        AGAINST           AGAINST
this resolution, to allot, issue and deal with
additional shares in the capital of the Company and
to make or grant offers, agreements, options and
warrants which might require during and after the end
 of the relevant period and the aggregate nominal
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors pursuant to the approval in this
resolution, otherwise than pursuant to, i) a rights
issue, ii) any option scheme or similar arrangement
for the time being adopted for the grant or issue to
Officers and/or Employees of the Company and/or any
of its subsidiaries of shares or rights to acquire
shares of the Company, iii) any scrip dividend or
similar arrangement providing for the allotment of
shares in lieu of the whole or part of a dividend on
shares of the Company in accordance with the Articles
 of Association of the Company, shall not exceed the
aggregate of: 10% ten per cent of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this resolution plus;
[if the Directors are so authorized by a separate
ordinary resolution of the shareholders of the
Company] the nominal amount of share capital of the
Company repurchased by the Company subsequent to the
passing of this resolution [up to a maximum
equivalent to 10% of the aggregate nominal amount of
the share capital of the Company in issue at the date
 of passing this resolution], and the said approval
shall be limited accordingly; [Authority expires at
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by its
Articles of Association or by the laws of Hong Kong

PROPOSAL #7.: Authorize the Directors to exercise the                      ISSUER          YES        AGAINST           AGAINST
 powers of the Company referred to Resolution 6
convening this meeting in respect of the share
capital of the Company referred to in such resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUNCOR ENERGY INC
  TICKER:                N/A             CUSIP:     867229106
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Plan of Arrangement [the                        ISSUER          YES          FOR               FOR
'Arrangement'] under Section 192 of the Canada
Business Corporation Act ['CBCA'] providing for the
amalgamation of Suncor Energy Incorporation and
Petro-Canada, as specified

PROPOSAL #2.: Adopt a Stock Option Plan by the                             ISSUER          YES          FOR               FOR
Corporation formed by the amalgamation of Suncor
Energy Incorporation and Petro-Canada pursuant to the
 arrangement, conditional upon the arrangement
becoming effective

PROPOSAL #3.1: Elect Mr. Mel E. Benson as a Director                       ISSUER          YES          FOR               FOR
of Suncor to hold office until the earlier of the
completion of the arrangement and the close of the
next AGM

PROPOSAL #3.2: Elect Mr. Brian A. Canfield as a                            ISSUER          YES          FOR               FOR
Director of Suncor to hold office until the earlier
of the completion of the arrangement and the close of
 the next AGM

PROPOSAL #3.3: Elect Mr. Bryan P. Davies as a                              ISSUER          YES          FOR               FOR
Director of Suncor to hold office until the earlier
of the completion of the arrangement and the close of
 the next AGM

PROPOSAL #3.4: Elect Mr. Brian A. Felesky as a                             ISSUER          YES          FOR               FOR
Director of Suncor to hold office until the earlier
of the completion of the arrangement and the close of
 the next AGM

PROPOSAL #3.5: Elect Mr. John T. Ferguson as a                             ISSUER          YES          FOR               FOR
Director of Suncor to hold office until the earlier
of the completion of the arrangement and the close of
 the next AGM

PROPOSAL #3.6: Elect Mr. W. Douglas Ford as a                              ISSUER          YES          FOR               FOR
Director of Suncor to hold office until the earlier
of the completion of the arrangement and the close of
 the next AGM

PROPOSAL #3.7: Elect Mr. Richard L. George as a                            ISSUER          YES          FOR               FOR
Director of Suncor to hold office until the earlier
of the completion of the arrangement and the close of
 the next AGM

PROPOSAL #3.8: Elect Mr. John R. Huff as a Director                        ISSUER          YES          FOR               FOR
of Suncor to hold office until the earlier of the
completion of the arrangement and the close of the
next AGM

PROPOSAL #3.9: Elect Mr. M. Ann McCaig as a Director                       ISSUER          YES          FOR               FOR
of Suncor to hold office until the earlier of the
completion of the arrangement and the close of the
next AGM

PROPOSAL #3.10: Elect Mr. Michael W. O'Brien as a                          ISSUER          YES          FOR               FOR
Director of Suncor to hold office until the earlier
of the completion of the arrangement and the close of
 the next AGM

PROPOSAL #3.11: Elect Mr. Eira M. Thomas as a                              ISSUER          YES          FOR               FOR
Director of Suncor to hold office until the earlier
of the completion of the arrangement and the close of
 the next AGM

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditor of Suncor Energy Incorporation until
the earlier of the completion of the arrangement and
the close of the next AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SVENSKA HANDELSBANKEN AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W90937181
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Sven Unger as the                            ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #3.: Establishment and approval of the list                       ISSUER          NO           N/A               N/A
of the voters

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of the persons to countersign                       ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #6.: Determining whether the meeting has                          ISSUER          NO           N/A               N/A
been duly called

PROPOSAL #7.: Receive the annual accounts and the                          ISSUER          NO           N/A               N/A
Auditors' report, as well as the consolidated annual
accounts and the Auditor's report for the group, for
2008; in connection with this: a presentation of the
past year's work by the Board and its Committees; a
speech by the Group Chief Executive, and any
questions from shareholders to the Board and Senior
Management of the Bank; presentation of audit work

PROPOSAL #8.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
balance sheet as well as the consolidated income
statement and consolidated balance sheet

PROPOSAL #9.: Declare a dividend of SEK 7 per share,                       ISSUER          YES          FOR               FOR
and that Tuesday, 05 MAY be the record day for the
receiving of dividends; if the meeting resolves in
accordance with the proposal, Euroclear expects to
distribute the dividend on Friday, 08 May 2009

PROPOSAL #10.: Grant discharge, from liability, to                         ISSUER          YES          FOR               FOR
the Members of the Board and the Group Chief
Executive for the period referred to in the financial

PROPOSAL #11.: Approve that the Bank, in order to                          ISSUER          YES          FOR               FOR
facilitate its securities operations, shall have the
right to acquire its own class A and/or class B
shares for the Bank's trading book during the period
until the AGM in 2010 pursuant to Chapter 7, Section
6 of the Swedish Securities Market Act [2007:258], on
 condition that its own shares in the trading book
shall not at any time exceed 2% of all shares in the
bank

PROPOSAL #12.: Approve that the Board comprise an                          ISSUER          YES          FOR               FOR
unchanged number [12] of Members

PROPOSAL #13.: Approve to determine fees for Board                         ISSUER          YES          FOR               FOR
Members and the Auditors as follows: SEK 2,350,000 to
 the Chairman, SEK 675,000 to each of the 2 Vice
Chairmen, and SEK 450,000 to each of the remaining
Members; for Committee work, the following fees are
proposed: SEK 250,000 to each Member of the Credit
Committee, SEK 100,000 to each Member of the
Remuneration Committee, SEK 175,000 to the Chairman
of the Audit Committee, and SEK 125,000 to the
remaining Members of the Audit Committee, in all
cases, the proposed amounts are unchanged from the
resolutions of the AGM in 2008 and that the
remuneration be paid to the Auditors on approved

PROPOSAL #14.: Re-elect all the Members of the Board                       ISSUER          YES        AGAINST           AGAINST
with the exception of Ms. Pirkko Alitalo and Ms.
Sigrun Hjelmqvist; elect Ms. Lone Fonss Schroder and
Mr. Jan Johansson as the Board Members

PROPOSAL #15.: Approve that the same guidelines for                        ISSUER          YES          FOR               FOR
remuneration for Senior Management that were adopted
by the AGM in 2008 be adopted by the AGM in 2009 for
the period until the end of the AGM in 2010

PROPOSAL #16.: Approve the resolution on a Nomination                      ISSUER          YES          FOR               FOR
 Committee for the AGM in 2010

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: approve to allocate SEK 50m of this year's
 profits to a fund/foundation names Creating a decent
 Sweden'

PROPOSAL #18.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWIRE PAC LTD
  TICKER:                N/A             CUSIP:     Y83310105
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Declare a final dividends                                    ISSUER          YES          FOR               FOR

PROPOSAL #2.A: Re-elect Mr. C. D. Pratt as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.B: Re-elect Mr. P. N. L. Chen as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.C: Re-elect Mr. D. Ho as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #2.D: Re-elect Mr. J. W. J. Hughes-Hallett                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #2.E: Re-elect Mr. C. K. M. Kwok as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.F: Re-elect Mr. M. M. T. Yang as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.G: Re-elect Mr. P. A. Kilgour as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.H: Re-elect Mr. M. B. Swire as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix their
 remuneration

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 during the relevant period to make on-market share
repurchases [within the meaning of the code on share
repurchases] the aggregate nominal amount of any
class of the Company's shares which may be
repurchased pursuant to the this resolution above
shall not exceed 10 % of the aggregate nominal amount
 of the shares of that class in issue at the date of
passing this Resolution; and [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by Law to be

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 during the Relevant Period to allot, issue and deal
with additional shares and to make or grant offers,
agreements and options which will or might require
the exercise of such powers during or after the end
of the Relevant Period, the aggregate nominal amount
of shares of any class allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors pursuant to the approval in this
resolution, otherwise than pursuant to (i) a rights
Issue or (ii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares,
shall not exceed the aggregate of 20 % of the
aggregate nominal amount of the shares of that class
in issue at the date of passing this Resolution
provided that the aggregate nominal amount of the
shares of any class so allotted [or so agreed
conditionally or unconditionally to be allotted]
pursuant to this resolution wholly for cash shall not
 exceed 5 % of the aggregate nominal amount of the
shares of that class in issue at the date of passing
this Resolution; and [Authority expires the earlier
of the conclusion of the next AGM of the Company or
the expiration of the period within which the next

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SYMRISE AG, HOLZMINDEN
  TICKER:                N/A             CUSIP:     D827A1108
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 90,385,622.94 as follows:
 payment of a dividend of EUR 0.50 per no-par share
EUR 31,298,972.94 shall be carried forward ex-
dividend and payable date: 12 MAY 2009

PROPOSAL #3.: Ratification of the acts of the board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009 FY                      ISSUER          NO           N/A               N/A
 and for the interim financial statements: KPMG AG,
Hanover

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the existing authorization to acquire own
 shares shall be revoked when the below authorization
 comes into effect the Company shall be authorized to
 acquire own shares of up to 10% of its share capital
 through the stock exchange, at a price not deviating
 more than 5% from the market price of the shares, or
 by way of a public repurchase offer to all
shareholders, at a price not deviating more than 10%
from the market price of the shares, on or before 31
OCT 2010, the Board of Managing Directors shall be
authorized, with the consent of the Supervisory
Board, to dispose of the shares in a manner other
than through the stock exchange or by way of a public
 offer to all shareholders against payment in cash if
 the shares are sold at a price not materially below
their market price, to use the shares for acquisition
 purposes, and to retire the shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SYNGENTA AG
  TICKER:                N/A             CUSIP:     H84140112
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report including                          ISSUER          YES          FOR               FOR
annual financial statements, the compensation report
and the group consolidated financial statements for
the year 2008

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Executive Committee

PROPOSAL #3.: Approve to reduce the share capital by                       ISSUER          YES          FOR               FOR
cancellation of repurchased shares

PROPOSAL #4.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance sheet profit 2008 and dividend decision

PROPOSAL #5.1: Re-elect Mr. Peggy Bruzelius as a                           ISSUER          YES          FOR               FOR
Director for a term of 3 years

PROPOSAL #5.2: Re-elect Mr. Pierre Landolt as a                            ISSUER          YES          FOR               FOR
Director for a term of 3 years

PROPOSAL #5.3: Re-elect Mr. Juerg Witmer as a                              ISSUER          YES          FOR               FOR
Director for a term of 3 years

PROPOSAL #5.4: Elect Mr. Stefan Borgas as a Director                       ISSUER          YES          FOR               FOR
for a term of 3 years

PROPOSAL #5.5: Elect Mr. David Lawrence as a Director                      ISSUER          YES          FOR               FOR
 for a term of 3 years

PROPOSAL #6.: Elect the Auditors                                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN SEMICONDUCTOR MFG CO  LTD
  TICKER:                N/A             CUSIP:     Y84629107
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Chairman's Address                                           ISSUER          YES          FOR               FOR

PROPOSAL #2.1: To report the business of 2008                              ISSUER          NO           N/A               N/A

PROPOSAL #2.2: Audit Committee's review report                             ISSUER          NO           N/A               N/A

PROPOSAL #2.3: To report the implementation of shares                      ISSUER          NO           N/A               N/A
 buyback

PROPOSAL #2.4: To report TSMC's Merger of its 100%                         ISSUER          NO           N/A               N/A
owned subsidiary - Hsin Ruey Investment Co. Ltd

PROPOSAL #3.1: Approve to accept the 2008 business                         ISSUER          YES          FOR               FOR
report and financial statements

PROPOSAL #3.2: Approve the proposal for distribution                       ISSUER          YES          FOR               FOR
of 2008 profits

PROPOSAL #3.3: Approve the capitalization of 2008                          ISSUER          YES          FOR               FOR
dividends, 2008 employee profit sharing, and capital
surplus

PROPOSAL #3.4.A: Approve to revise the procedures for                      ISSUER          YES          FOR               FOR
 lending funds to other parties

PROPOSAL #3.4.B: Approve to revise the procedures for                      ISSUER          YES          FOR               FOR
 endorsement and guarantee

PROPOSAL #4.1: Elect Mr. Morris Chang as a Chairman                        ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Elect Mr. F.C. Tseng as a Vice Chairman                     ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Elect Mr. Rick Tsai as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Elect Mr. Yuan Tain-Jy-Chen as a                            ISSUER          YES          FOR               FOR
Director, Representative of National Development
Fund, Executive

PROPOSAL #4.5: Elect Sir. Peter Leahy Bonfield as an                       ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #4.6: Elect Mr. Stan Shih as an Independent                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.7: Elect Mr. Carleton Sneed Florina as an                      ISSUER          YES          FOR               FOR
 Independent Director

PROPOSAL #4.8: Elect Mr. Thomas J. Engibous as an                          ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #5.: Other business and special motion                            ISSUER          NO           N/A               N/A

PROPOSAL #6.: Meeting adjourned                                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TECHTRONIC INDUSTRIES CO LTD
  TICKER:                N/A             CUSIP:     Y8563B159
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the statement of                         ISSUER          YES          FOR               FOR
accounts and the reports of the Directors and
Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare the final dividend of HKD 3.00                       ISSUER          YES          FOR               FOR
cents per share to shareholders whose names appear on
 the Register of Members of the Company on 27 MAY 2009

PROPOSAL #3.A: Re-elect Mr. Frank Chi Chung Chan as a                      ISSUER          YES          FOR               FOR
 Group Executive Director

PROPOSAL #3.B: Re-elect Mr. Stephan Horst Pudwill as                       ISSUER          YES          FOR               FOR
a Group Executive Director

PROPOSAL #3.C: Re-elect Mr. Christopher Patrick                            ISSUER          YES          FOR               FOR
Langley OBE as an Independent Non-Executive Director

PROPOSAL #3.D: Re-elect Mr. Manfred Kuhlmann as an                         ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #3.E: Authorize the Directors to fix their                        ISSUER          YES          FOR               FOR
remuneration for the YE 31 DEC 2009

PROPOSAL #4.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and deal with additional shares of
HKD 0.10 each in the capital of the Company and to
make or grant offers, agreements and options
[including bonds, notes, warrants, debentures and
securities convertible into shares of the Company]
during and after the relevant period, not exceeding
the aggregate of a) 10% of the aggregate nominal
amount of the issued share capital of the Company in
case of an allotment and issue of shares for a
consideration other than cash; and b) 20% of the
aggregate nominal amount of the issued share capital
of the Company in case of an allotment and issue of
shares for cash and any shares to be allotted and
issued pursuant to the approval shall not be issued
at a discount of more than 5% to the Benchmarked
Price of the shares and the said approval shall be
limited accordingly, otherwise than pursuant to i) a
rights issue; or ii) the exercise of subscription or
conversion under the terms of any warrants issued by
the Company or any bonds, notes debentures and
securities which are convertible into shares of the
Company; or iii) the exercise of any share option
scheme or similar arrangement; or iv) an issue of
shares by way of scrip dividend or similar
arrangement; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares of HKD 0.10 each in the share
capital of the Company during the relevant period, on
 the Stock Exchange or any other exchange on which
the shares of the Company may be listed and
recognized by the Securities and Futures Commission
of Hong Kong and the Stock Exchange for this
purposes, subject to and in accordance with all
applicable laws and regulations, shall not exceeding
10% of the aggregate nominal amount of the issued
share capital of the Company in issue as at the date
of passing this resolution; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company or any

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6, the aggregate nominal amount
of the share capital of the Company purchased by the
Company pursuant to Resolution 6, be added to the
aggregate nominal amount of the share capital of the
Company that may be allotted or agreed conditionally
or unconditionally to be allotted by the Directors of
 the Company pursuant and in accordance with the
Resolution 5

PROPOSAL #S.8: Amend with respect to Articles 5(B),                        ISSUER          YES          FOR               FOR
67, 72, 74, 75, 76, 77, 78, 80, 83, 85, 87, 171 and
177(B) of the Articles of Association of the Company
as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TECHTRONIC INDUSTRIES CO LTD
  TICKER:                N/A             CUSIP:     Y8563B159
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: a) the creation and issue of                        ISSUER          YES          FOR               FOR
USD 50,900,000 in principal amount of 8.5% unlisted
and unsecured convertible bonds due 2014 [the Tranche
 2 Bonds] and up to USD 25,000,000 in principal
amount of 8.5% unlisted and unsecured convertible
bonds due 2014 [the Optional Bonds] by the Company,
on and subject to the terms and conditions contained
in the subscription agreement dated 24 APR 2009 [the
Subscription Agreement] [as specified] between the
Company and Merrill Lynch Far East Limited, the
Hongkong and Shanghai Banking Corporation Limited and
 Citigroup Global Markets Asia Limited [the Placing
Agents] in respect of, Inter Alia, the placing of the
 Tranche 2 Bonds and the Optional Bonds; b) the
creation and issue of 18,964,831 warrants [the
Tranche 2 Warrants] and up to 9,314,750 warrants [the
 Optional Warrants] by the Company, on and subject to
 the terms and conditions contained in the
Subscription Agreement between the Company and the
Placing Agents in respect of, inter alia, the placing
 of the Tranche 2 Warrants and the Optional Warrants;
 authorize the Directors of the Company and
specifically authorized to issue the Tranche 2 Bonds,
 the Tranche 2 Warrants, the Optional Bonds and the
Optional Warrants on and subject to the terms and
conditions of the Subscription Agreement, the terms
and conditions of the Bonds [the Bond Conditions] and
 the terms and conditions of the Warrants [the
Warrant Conditions]; authorize the Directors of the
Company and specifically authorized to allot and
issue such number of new shares [Specific Mandate] as
 may be required to be allotted and issued upon
conversion of all of the Tranche 2 Bonds and Optional
 Bonds and exercise of all of the Tranche 2 Warrants
and Optional Warrants approved to be issued under
this resolution and subject to the terms and
conditions of the Subscription Agreement, the Bond
Conditions and the Warrant Conditions, the Specific
Mandate is in addition to, and shall not prejudice
nor revoke the existing general mandate granted to
the Directors of the Company by the shareholders of
the Company in the AGM of the Company held on 27 MAY
2009 at 10:00 a.m. or such other general or specific
mandate[s] that may have been granted to the
directors of the Company prior to the passing of this
 resolution; and authorize any Director(s) of the
Company to sign, seal, execute, perfect, deliver all
such documents and to do all such things and acts as
he may in his discretion consider necessary,
expedient or desirable to effect the issue of the
Tranche 2 Bonds, the Tranche 2 Warrants, the Optional
 Bonds and the Optional Warrants as contemplated
under the Subscription Agreement, upon such terms and

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEFON AB L.M.ERICSSON, KISTA
  TICKER:                N/A             CUSIP:     W26049119
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Michael Treschow as the                            ISSUER          YES          FOR               FOR
Chairman of Meeting

PROPOSAL #2.: Approve the list of shareholders                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the agenda of meeting                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Acknowledge proper convening of meeting                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to designate Inspector[s] of                         ISSUER          YES          FOR               FOR
Minutes of Meeting

PROPOSAL #6.: Receive financial statements and                             ISSUER          YES          FOR               FOR
statutory reports receive Auditors' Report

PROPOSAL #7.: Receive president's report allow                             ISSUER          YES          FOR               FOR
questions

PROPOSAL #8.A: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #8.B: Grant discharge to the Board and                            ISSUER          YES          FOR               FOR
President

PROPOSAL #8.C: Approve the allocation of Income and                        ISSUER          YES          FOR               FOR
Dividends  of SEK 1.85 per share and 27 APR 2009 as
record date for dividend

PROPOSAL #9.A: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Members [10] and Deputy  Members [0] of Board

PROPOSAL #9.B: Approve the remuneration of Directors                       ISSUER          YES          FOR               FOR
in the amount of SEK 3.8 million for Chairman and SEK
 750,000 for Other Directors [Including Possibility
to receive part of remuneration in phantom shares]
and remuneration of Committee Members

PROPOSAL #9.C: Re-elect Messrs. Michael Treschow                           ISSUER          YES          FOR               FOR
[Chairman], Roxanne Austin, Peter Bonfield, Boerje
Ekholm, Ulf Johansson, Sverker Martin-Loef, Nancy
McKinstry, Anders Nyren, Carl-Henric Svanberg and
Marcus Wallenberg as the Directors

PROPOSAL #9.D: Authorize the Chairman of Board and                         ISSUER          YES          FOR               FOR
representatives of 4 of Company's largest
shareholders by voting power to serve on Nominating
Committee and the assignment of the Nomination

PROPOSAL #9.E: Approve the omission of remuneration                        ISSUER          YES          FOR               FOR
to Nominating Committee Members

PROPOSAL #9.F: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #10.: Approve the Remuneration Policy and                         ISSUER          YES          FOR               FOR
other terms of employment for Executive Management

PROPOSAL #11.1: Approve the 2009 Share Matching Plan                       ISSUER          YES          FOR               FOR
for all employees

PROPOSAL #11.2: Grant authority for the reissuance of                      ISSUER          YES          FOR               FOR
 13.9 million Repurchased Class B Shares for 2009
Share Matching Plan for all employees

PROPOSAL #11.3: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.2

PROPOSAL #11.4: Approve 2009 Share Matching Plan for                       ISSUER          YES          FOR               FOR
key contributors

PROPOSAL #11.5: Grant authority for the re-issuance                        ISSUER          YES          FOR               FOR
of 8.5 million repurchased Class B shares for 2009
Share Matching Plan for key contributors

PROPOSAL #11.6: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.5

PROPOSAL #11.7: Approve the 2009 Restricted Stock                          ISSUER          YES          FOR               FOR
Plan for executives

PROPOSAL #11.8: Grant authority for the reissuance of                      ISSUER          YES          FOR               FOR
 4.6 million repurchased Class B shares for 2009
Restricted Stock Plan for executives

PROPOSAL #11.9: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.8

PROPOSAL #12.: Grant authority for the reissuance of                       ISSUER          YES          FOR               FOR
11 million repurchased class B shares to cover social
 costs in connection with 2001 Global Stock Incentive
 Program, and 2005, 2006, 2007, and 2008 Long-Term
Incentive and Variable Compensation Plans

PROPOSAL #13.: Amend the Articles regarding                                ISSUER          YES          FOR               FOR
publication of meeting notice shareholder proposals

PROPOSAL #14.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: Authorize the Board of
Directors to explore how A shares might be cancelled
and to present at the next AGM of shareholders how
the cancellation would be executed

PROPOSAL #15.: Close meeting                                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEFONICA SA, MADRID
  TICKER:                N/A             CUSIP:     879382109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of
Telefonica and consolidated group and the proposal of
 application of the 2008 result

PROPOSAL #2.: Approve the retribution of the                               ISSUER          YES          FOR               FOR
shareholder and to pay a dividend with charge to free
 reserves

PROPOSAL #3.: Approve the Incentive Buy Plan Shares                        ISSUER          YES          FOR               FOR
for employers

PROPOSAL #4.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #5.: Approve to reduce the share capital                          ISSUER          YES          FOR               FOR
through redemption of own shares

PROPOSAL #6.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the delegation of powers                             ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEVA PHARMACEUTICAL INDUSTRIES LIMITED
  TICKER:                TEVA            CUSIP:     881624209
  MEETING DATE:          9/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPOINT MR. JOSEPH (YOSI) NITZANI AS                      ISSUER          YES          FOR               FOR
 A STATUTORY INDEPENDENT DIRECTOR FOR A TERM OF THREE
 YEARS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEVA PHARMACEUTICAL INDUSTRIES LIMITED
  TICKER:                TEVA            CUSIP:     881624209
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE BOARD OF DIRECTORS'                           ISSUER          YES          FOR               FOR
RECOMMENDATION THAT THE CASH DIVIDEND FOR THE YEAR
ENDED DECEMBER 31, 2008, WHICH WAS PAID IN FOUR
INSTALLMENTS AND AGGREGATED NIS 1.95 (APPROXIMATELY
US$0.525, ACCORDING TO THE APPLICABLE EXCHANGE RATES)
 PER ORDINARY SHARE (OR ADS), BE DECLARED FINAL.

PROPOSAL #2A: ELECTION OF DIRECTOR: DR. PHILLIP FROST                      ISSUER          YES          FOR               FOR

PROPOSAL #2B: ELECTION OF DIRECTOR: ROGER ABRAVANEL                        ISSUER          YES          FOR               FOR

PROPOSAL #2C: ELECTION OF DIRECTOR: PROF. ELON                             ISSUER          YES          FOR               FOR
KOHLBERG
PROPOSAL #2D: ELECTION OF DIRECTOR: PROF. YITZHAK                          ISSUER          YES          FOR               FOR
PETERBURG

PROPOSAL #2E: ELECTION OF DIRECTOR: EREZ VIGODMAN                          ISSUER          YES          FOR               FOR

PROPOSAL #03: TO APPOINT KESSELMAN & KESSELMAN, A                          ISSUER          YES          FOR               FOR
MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL LTD.,
AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM UNTIL THE 2010 ANNUAL MEETING OF
SHAREHOLDERS AND TO AUTHORIZE THE BOARD OF DIRECTORS
TO DETERMINE THEIR COMPENSATION PROVIDED SUCH
COMPENSATION IS ALSO APPROVED BY THE AUDIT COMMITTEE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THYSSENKRUPP AG, DUISBURG/ESSEN
  TICKER:                N/A             CUSIP:     D8398Q119
  MEETING DATE:          1/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2007/2008 FY
with the report of the Supervisory Board, the group
financial statements and group annual report as well
as the report by the Board of Managing Directors
pursuant to Sections 289[4] and 315[4] of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 668,835,757.20 as
follows: Payment of a dividend of EUR 1.30 per no-par
 share EUR 66,320,217.60 shall be carried forward Ex-
dividend and payable date: 26 JAN 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2008/2009 FY and for the interim report: KPMG AG,
Berlin

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          YES        AGAINST           AGAINST
 own shares: a) the Company shall be authorized to
acquire own shares of up to 10% of the Company's
share capital, the authorization is not valid for
trading in own shares; b) the authorization may be
exercised once or several times, for one or more
purposes, by the Company or by a third party at the
Company's expenses, on or before 22 JUL 2010 , the
authorization to acquire own shares adopted by the
general meeting on 18 JAN 2008 shall be revoked when
the new authorization comes into effect; c) the
shares may be acquired through the stock exchange at
a price not deviating more than 5% from t he market
price, by way of a public repurchase offer at a price
 not deviating more than 10%, from the market price,
or through the acquisition of equity derivatives [put
 and/or call options] whose terms must end on 22 JUL
2010 at the latest; d) the Board of Managing
Directors shall be authorized to retire the shares,
to dispose of the shares in a manner other than the
stock exchange or an offer to all shareholders if the
 shares are sold at a price not materially below
their market price, to use the shares in connection
with mergers and acquisitions against payment in kind
 or for satisfying conversion or option rights, in
these cases, shareholders subscription rights may be

PROPOSAL #7.: Renewal of the authorization to grant                        ISSUER          YES          FOR               FOR
convertible bonds the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to grant bearer bonds of up to EUR
 2,000,000,000, with a term of up to 20 years,
conferring conversion rights for up to 50,000,000
bearer shares, on or before 22 JAN 2014, shareholders
 shall be granted subscription rights except for
residual amounts, for the guarantee of existing
conversion rights, or for the issue of convertible
bonds of up to 10% of the Company's share capital
against payment in cash if the price of the bonds is
not materially below their market price

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TNT N V
  TICKER:                N/A             CUSIP:     N86672107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Presentation by Mr. M.P. Bakker, Chief                       ISSUER          NO           N/A               N/A
Executive Officer

PROPOSAL #3.: Annual report 2008                                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Discussion of the Corporate Governance                       ISSUER          NO           N/A               N/A
Chapter in the annual report 2008, Chapter10

PROPOSAL #5.: Remuneration of the Board of Management                      ISSUER          NO           N/A               N/A

PROPOSAL #6.: Adopt the 2008 financial statements                          ISSUER          NO           N/A               N/A

PROPOSAL #7.A: Discussion of the reserves and                              ISSUER          NO           N/A               N/A
dividend guidelines 2009

PROPOSAL #7.B: Approve to determine the distribution                       ISSUER          NO           N/A               N/A
of dividend

PROPOSAL #7.C: Approve the distribution out of the                         ISSUER          NO           N/A               N/A
reserves

PROPOSAL #8.: Grant discharge from liability of the                        ISSUER          NO           N/A               N/A
Members of the Board of Management

PROPOSAL #9.: Grant discharge from liability of the                        ISSUER          NO           N/A               N/A
Members of the Supervisory Board

PROPOSAL #10.A: Announcement of vacancies in the                           ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #10.B: Opportunity for the general meeting                        ISSUER          NO           N/A               N/A
of shareholders to make recommendations for the re-
appointment of Members of the Supervisory Board

PROPOSAL #10.C: Announcement by the Supervisory Board                      ISSUER          NO           N/A               N/A
 of the persons nominated for re-appointment

PROPOSAL #10.D: Amendments to the profile of the                           ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #11.: Re-appoint Mr. S. Levy as a Member of                       ISSUER          NO           N/A               N/A
the Supervisory Board

PROPOSAL #12.: Appoint Ms. P.M. Altenburg as a Member                      ISSUER          NO           N/A               N/A
 of the Supervisory Board

PROPOSAL #13.: Announcement of vacancies in the                            ISSUER          NO           N/A               N/A
Supervisory Board expected as per the close of the
AGM of shareholders in 2010

PROPOSAL #14.: Announcement of the intention of the                        ISSUER          NO           N/A               N/A
Supervisory Board to re-appoint Mr. H.M. Koorstra as
a Member of the Board of Management

PROPOSAL #15.: Authorize the Board of Management to                        ISSUER          NO           N/A               N/A
issue ordinary shares

PROPOSAL #16.: Authorize the Board of Management to                        ISSUER          NO           N/A               N/A
limit or exclude the pre-emptive right to issue
ordinary shares

PROPOSAL #17.: Authorize the Board of Management to                        ISSUER          NO           N/A               N/A
have the Company acquire its own shares

PROPOSAL #18.: Approve to reduce the issued share                          ISSUER          NO           N/A               N/A
capital by cancellation of own shares

PROPOSAL #19.: Questions                                                   ISSUER          NO           N/A               N/A

PROPOSAL #20.: Close                                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOTAL SA, COURBEVOIE
  TICKER:                N/A             CUSIP:     F92124100
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 2.28 per share

PROPOSAL #O.4: Approve the Special Auditors' report                        ISSUER          YES          FOR               FOR
presenting ongoing related party transactions

PROPOSAL #O.5: Approve transaction with Mr. Thierry                        ISSUER          YES          FOR               FOR
Desmarest

PROPOSAL #O.6: Approve transaction with Mr.                                ISSUER          YES        AGAINST           AGAINST
Christophe De Margerie

PROPOSAL #O.7: Authorize to repurchase of up to 10%                        ISSUER          YES          FOR               FOR
of issued share capital

PROPOSAL #O.8: Re-elect Ms. Anne Lauvergeon as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.9: Re-elect Mr. Daniel Bouton as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #O.10: Re-elect Mr. Bertrand Collomb as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.11: Re-elect Mr. Christophe De Margerie                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #O.12: Re-elect Mr. Michel Pebereau as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.13: Elect Mr. Patrick Artus as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #E.14: Amend the Article 12 of the Bylaws                         ISSUER          YES          FOR               FOR
regarding age limit for the Chairman

PROPOSAL #A.: Approve the statutory modification to                        ISSUER          YES        AGAINST           AGAINST
advertise individual allocations of stock options and
 free shares as provided by law

PROPOSAL #B.: Approve the statutory modification                           ISSUER          YES        AGAINST           AGAINST
relating to a new procedure for appointing the
employee shareholder in order to enhance its
representativeness and independence

PROPOSAL #C.: Grant authority to freely allocate the                       ISSUER          YES        AGAINST           AGAINST
Company's shares to all the employees of the group

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOYOTA MOTOR CORPORATION
  TICKER:                N/A             CUSIP:     J92676113
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Distribution of Surplus                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve Partial Amendment of the                             ISSUER          YES          FOR               FOR
Articles of Incorporation: Allow Use Electronic
Systems for Public Notifications, Approve Minor
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.22: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.23: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.24: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.25: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.26: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.27: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.28: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.29: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Issuance of Stock Acquisition                        ISSUER          YES          FOR               FOR
Rights for the Purpose of Granting Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TREND MICRO INCORPORATED
  TICKER:                N/A             CUSIP:     J9298Q104
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Accrued Benefits                          ISSUER          YES        AGAINST           AGAINST
associated with Abolition of Retirement Benefit
System for Current Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURKIYE GARANTI BANKASI A S
  TICKER:                N/A             CUSIP:     M4752S106
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and formation of the Board of                        ISSUER          NO           N/A               N/A
Presidency

PROPOSAL #2.: Authorize the Board of Presidency for                        ISSUER          NO           N/A               N/A
the execution of the minutes of the meeting

PROPOSAL #3.: Receive the annual report and the                            ISSUER          NO           N/A               N/A
Auditors reports

PROPOSAL #4.: Approve the balance sheet, profit and                        ISSUER          NO           N/A               N/A
loss accounts and dividend distribution

PROPOSAL #5.: Appoint the Members of Board of                              ISSUER          NO           N/A               N/A
Directors in order to fulfill the residual term of
positions of Members vacated during the year

PROPOSAL #6.: Approve to release of Members of the                         ISSUER          NO           N/A               N/A
Board of Directors and the Auditors

PROPOSAL #7.: Elect the Members of the Board of                            ISSUER          NO           N/A               N/A
Directors and the Auditors

PROPOSAL #8.: Approve to determine the remuneration                        ISSUER          NO           N/A               N/A
of the Members of the Board of Directors and the

PROPOSAL #9.: Approve the charitable donations                             ISSUER          NO           N/A               N/A

PROPOSAL #10.: Grant authority for the Members of the                      ISSUER          NO           N/A               N/A
 Board of Directors to do business with the bank in
accordance with Articles 334 and 335 of Turkish
Commercial Code

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          10/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Sally Bott as a Member of                         ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #1.2: Elect Mr. Rainer-Marc Frey as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #1.3: Elect Mr. Bruno Gehrig as a Member of                       ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #1.4: Elect Mr. William G. Parrett as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #2.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR
adjusted to the new UBS Corporate governance
effective as of 01 JUL 2008 [title of Article 20,
Articles 20 Paragraph 1, 21 Paragraph 2, 24 LIT. E,
29 and 30 of the Articles of Association]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the creation of conditional                          ISSUER          YES          FOR               FOR
capital in a maximum amount of CHF 36,500,000 by
means of adding Article 4a Paragraph 4 to the
Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report, Group and                        ISSUER          YES          FOR               FOR
parent bank accounts

PROPOSAL #1.2: Approve the principles and                                  ISSUER          YES          FOR               FOR
fundamentals of the new compensation model for 2009

PROPOSAL #2.: Approve the appropriation of results                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1.1: Re-elect Mr. Peter R. Voser as a                          ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.2: Re-elect Mr. David Sidwell as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.3: Re-elect Ms. Sally Bott as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #3.1.4: Re-elect Mr. Rainer-Marc Frey as a                        ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.5: Re-elect Mr. Bruno Gehrig as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.6: Re-elect Mr. William G. Parrett as a                      ISSUER          YES          FOR               FOR
 Member of the Board of Directors

PROPOSAL #3.2.1: Elect Mr. Kaspar Villiger as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.2.2: Elect Mr. Michel Demare as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #3.2.3: Elect Ms. Ann F. Godbehere as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.2.4: Elect Mr. Axel P. Lehmann as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.3: Re-elect the Auditors: Ernst and Young                      ISSUER          YES          FOR               FOR
 LTD., Basel

PROPOSAL #3.4: Re-elect the Special Auditors: BDO                          ISSUER          YES          FOR               FOR
Visura, Zurich

PROPOSAL #4.: Approve the Article 4 A Paragraph 5 of                       ISSUER          YES          FOR               FOR
the Articles of Association, as specified

PROPOSAL #5.: Approve the Article 4 B Paragraph 2 of                       ISSUER          YES          FOR               FOR
the Articles of Association, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ULTRA ELECTRONICS HLDGS PLC
  TICKER:                N/A             CUSIP:     G9187G103
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Company's annual                       ISSUER          YES          FOR               FOR
accounts for the FYE 31 DEC 2008 together with the
reports of the Directors' report and the Auditors'
report on those accounts

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 of 18.0p per ordinary share, payable to
shareholders on the register at the close of business
 on 03 APR 2009

PROPOSAL #3.: Receive and adopt the remuneration                           ISSUER          YES          FOR               FOR
report for the FYE 31 DEC 2008

PROPOSAL #4.: Elect Sir Robert Walmsely as a                               ISSUER          YES          FOR               FOR
Director, in accordance with the Article 72 of the
Company's Articles of Association

PROPOSAL #5.: Elect Mr. P. Dean as Director, in                            ISSUER          YES          FOR               FOR
accordance with the Article 71 of the Company's
Articles of Association

PROPOSAL #6.: Re-elect Mr. D. Caster as Director, who                      ISSUER          YES        AGAINST           AGAINST
 retires by rotation in accordance with the Article
76 of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. A. Hamment as Director,                         ISSUER          YES          FOR               FOR
who retires by rotation in accordance with the
Article 76 of the Company's Articles of Association

PROPOSAL #8.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company to hold office from the conclusion of
 next general meeting at which accounts are laid
before the Company

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #10.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any equivalent authorities and
pursuant to Section 80 of the Companies Act 1985 [the
 Act], to allot relevant securities [Section 80(2) of
 the Act] up to an aggregate nominal amount of GBP
1,135,540; to exercise all powers of the Company to
allot equity securities [Section 94 of the Act] in
connection with a rights issue in favor of ordinary
shareholders where the equity securities respectively
 attributable to the interests of all ordinary
shareholders are proportionate [as nearly as may be]
to the respective numbers of ordinary shares held by
them up to an aggregate nominal value of GBP
1,135,540; [Authority expires on the date of the next
 AGM of the Company]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 10 and pursuant to Section
95 of the Act, to allot equity securities [Section 94
 of the Act] for cash pursuant to the authority
conferred by resolution 10 or by virtue of Section
94(3A) of the Act, disapplying the statutory pre-
emption rights [Section 89(1) of the Act], provided
that this power is limited to the allotment of equity
 securities: i) in connection with a rights issue in
favor of ordinary shareholders; ii) up to an
aggregate nominal value of GBP 170,331; [Authority
expires on the date of the next AGM of the Company];
and the Board may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.13: Approve to change the minimum notice                       ISSUER          YES          FOR               FOR
period for general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNICHARM CORPORATION
  TICKER:                N/A             CUSIP:     J94104114
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint Accounting Auditors                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNICREDIT SPA, GENOVA
  TICKER:                N/A             CUSIP:     T95132105
  MEETING DATE:          11/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Authorize the dispose of own shares                         ISSUER          NO           N/A               N/A
pursuant to the Article of the Italian Civil Code and
 revocation of powers granted by the ordinary
shareholders' meeting on 16 DEC 2005

PROPOSAL #E.1: Approve paid in capital increase in a                       ISSUER          NO           N/A               N/A
maximum amount of EUR 486,539,085, in one or more
tranches, of a maximum number of 973,078,170 ordinary
 shares, par value EUR 0.50 per share, to be offered
to the ordinary shareholders and to the holders of
saving shares of the Company pursuant to Article 2441
 of the Italian Civil Code

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER NV
  TICKER:                N/A             CUSIP:     N8981F271
  MEETING DATE:          10/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the discussion report and                            ISSUER          NO           N/A               N/A
annual report from the period 01 JUN 2007 - 30 JUN

PROPOSAL #3.: Approve the composition of the                               ISSUER          NO           N/A               N/A
Executive Board

PROPOSAL #4.: Questions                                                    ISSUER          NO           N/A               N/A

PROPOSAL #5.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER NV
  TICKER:                N/A             CUSIP:     N8981F271
  MEETING DATE:          10/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. P. Polman as an Executive                        ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER NV
  TICKER:                N/A             CUSIP:     N8981F271
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Consideration of the Annual Report for                       ISSUER          NO           N/A               N/A
the 2008 FY

PROPOSAL #2.: Adopt the annual accounts and                                ISSUER          NO           N/A               N/A
appropriation of the profit for the 2008 FY

PROPOSAL #3.: Grant discharge to the Executive                             ISSUER          NO           N/A               N/A
Directors in office during the 2008 FY for the
fulfilment of their tasks

PROPOSAL #4.: Grant discharge to the Non-Executive                         ISSUER          NO           N/A               N/A
Directors in office during the 2008 FY for the
fulfilment of their tasks

PROPOSAL #5.: Re-appoint Mr. J A Lawrence as an                            ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #6.: Re-appoint Mr. P G J M Polman as an                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #7.: Re-appoint the Rt. Hon The Lord Brittan                      ISSUER          NO           N/A               N/A
 of Spennithorne QC, DL as a Non-Executive Director

PROPOSAL #8.: Re-appoint Professor W Dik as a Non-                         ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #9.: Re-appoint Mr. C E Golden as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #10.: Re-appoint Dr. B E Grote as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #11.: Re-appoint Mr. N Murthy as a Non-                           ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #12.: Re-appoint Ms. H Nyasulu as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #13.: Re-appoint Mr. K J Storm as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #14.: Re-appoint Mr. M Treschow as a Non-                         ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #15.: Re-appoint Mr. J van der Veer as a                          ISSUER          NO           N/A               N/A
Non-Executive Director

PROPOSAL #16.: Appoint Professor L O Fresco as a Non-                      ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #17.: Appoint Ms. A M Fudge as a Non-                             ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #18.: Appoint Mr. P Walsh as a Non-Executive                      ISSUER          NO           N/A               N/A
 Director

PROPOSAL #19.: Appoint PricewaterhouseCoopers                              ISSUER          NO           N/A               N/A
Accountants N.V. as Auditors for the 2009 FY

PROPOSAL #20.: Authorize the Board of Directors as                         ISSUER          NO           N/A               N/A
the Company Body authorized to issue shares in the

PROPOSAL #21.: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
purchase shares and depositary receipts in the Company

PROPOSAL #22.: Approve to reduce the capital through                       ISSUER          NO           N/A               N/A
cancellation of shares

PROPOSAL #23.A: Approve that, move to quarterly                            ISSUER          NO           N/A               N/A
dividends and to alter the Equalization Agreement and
 the Articles of Association

PROPOSAL #23.B: Approve to alter the Equalization                          ISSUER          NO           N/A               N/A
Agreement

PROPOSAL #24.: Questions and close of the meeting                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER PLC
  TICKER:                N/A             CUSIP:     G92087165
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. P. Polman as a Director                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER PLC
  TICKER:                N/A             CUSIP:     G92087165
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the accounts and                         ISSUER          YES          FOR               FOR
balance sheet for the YE 31 DEC 2008, together with
the Directors' report and the Auditors' report

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008 included within the
annual report and accounts 2008

PROPOSAL #3.: Declare a dividend on the ordinary                           ISSUER          YES          FOR               FOR
shares
PROPOSAL #4.: Re-elect Mr. J. A. Lawrence as an                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #5.: Re-elect Mr. P. G. J. M. Polman as an                        ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #6.: Re-elect Rt Hon the Lord Brittan of                          ISSUER          YES          FOR               FOR
Spennithorne QC, DL as a Non-Executive Director

PROPOSAL #7.: Re-elect Professor W. Dik as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Re-elect Mr. C. E. Golden as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #9.: Re-elect Dr. B. E. Grote as a Non-                           ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #10.: Re-elect Mr. N. Murthy as a Non-                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #11.: Re-elect Ms. H. Nyasulu as a Non-                           ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #12.: Re-elect Mr. K. J. Storm as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #13.: Re-elect Mr. M. Treschow as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #14.: Re-elect Mr. J. Van Der Veer as a Non-                      ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #15.: Elect Professor L.O. Fresco as a Non-                       ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #16.: Elect Ms. A.M. Fudge as a Non-                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #17.: Elect Mr. P. Walsh as a Non-Executive                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #18.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company, to hold office until
the conclusion of the next general meeting at which
accounts are laid before the members

PROPOSAL #19.: Authorize the Directors to fix the                          ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #20.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any existing authority and pursuant
to Section 80 of the Companies Act 1985, to allot
relevant securities [Section 80 of the Companies Act
1985] up to an aggregate nominal amount of GBP
13,290,000 [the authorized but unissued share
capital]; [Authority expires the earlier of the next
AGM of the Company or 30 JUN 2010]; and the Directors
 may make allotments during the relevant period which
 may be exercised after the relevant period

PROPOSAL #S.21: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of the previous Resolution and pursuant
to Section 95 of the Companies Act 1985, to allot
equity securities [Section 94 of the Act] for cash
pursuant to the authority conferred by the previous
resolution or, where such allotment constitutes an
allotment equity securities disapplying the statutory
 pre-emption rights [Section 94(3A) of the Act],
provided that this power is limited to the allotment
of equity securities a) in connection with a rights
issue, open offer or other offers in favor of
ordinary shareholders; and b) up to an aggregate
nominal amount of GBP 2,000,000; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry

PROPOSAL #S.22: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
the Article 65 of the Articles of Association of the
Company, to make market purchases [Section 163(3) of
the Companies Act 1985] of up to 131 million shares
of 3 1/9 pence each in the capital of the Company, at
 a minimum price of 3 1/9 pence and not more than 5%
above the average market value for such shares
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days; that
stipulated by Article 5(1) of the buy-back and
stabilization regulation [EC No. 2273/2003];
[Authority expires the earlier of the conclusion of
the next AGM of the Company or 30 JUN 2010]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #23.: Authorize the Company, pursuant to the                      ISSUER          YES          FOR               FOR
 Section 366 of the Companies Act 2006 [the Act],
that are its subsidiaries at any time during the
period for which this resolution is effective: (a)
make a political donation [as such term is defined in
 Section 364 of the Act) to the political parties to
which Part 14 of the Act applies, and independent
election candidates to whom Part 14 of the Act
applies, not exceeding GBP 100,000 in aggregate in
any FY; (b) make a political donation [as such term
is defined in Section 364 of the Act) to the
political organizations to which Part 14 of the Act
applies, other than political parties to which Part
14 of the Act applies, not exceeding GBP 100,000 in
aggregate in any FY; (c) to incur political
expenditure [as such term is defined in section 365
of the Act] not exceeding GBP 100,000 in aggregate in
 any FY, in each case during the period, in each case
 during the period beginning with the date of passing
 this resolution and ending at the conclusion of the
next AGM or 30 JUN 2010 [whichever is earlier]

PROPOSAL #S.24: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 days'
clear notice

PROPOSAL #25.: Authorize the Directors to agree to                         ISSUER          YES          FOR               FOR
modify the agreement dated 28 JUN 1946 [as amended by
 Supplemental Agreements dated 20 JUL 1951, 21 DEC
1981 and 15 MAY 2006] with Unilever N. V. of the
Netherlands known as the Equalization Agreement by
replacing the definition of relevant rate of exchange
 with the following as specified and to make certain
other minor consequently modifications as reflected
in the form of Equalization Agreement Amendment
Agreement produced to the meeting and for the purpose
 of identification signed by the Chairman thereof
[subject to any non-material changes as may be
approved by the Directors[s] executing the
Equalization Agreement Amendment Agreement]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER PLC
  TICKER:                N/A             CUSIP:     G92087165
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors to agree to                          ISSUER          YES          FOR               FOR
modify the agreement dated 28 JUNE 1946 [as amended
by Supplemental Agreements dated 20 JULY 1951, 21 DEC
 1981 and 15 MAY 2006] with Unilever N.V. of the
Netherlands known as the Equalization Agreement by
replacing the definition of relevant rate of exchange
 with the definition: Relevant Rate of Exchange shall
 mean the rate of exchange as determined by the Dutch
 Company and the English Company in such manner as
they shall deem appropriate between the currency or
currencies in which dividends are to be paid on the
Ordinary share capital of the Dutch Company and the
currency or currencies in which dividends are to be
paid on the ordinary share capital of the English
Company on the day which is 1 day prior to the date
on which such dividends are to be declared or
resolved to be recommended or if it is not in the
opinion of the Dutch Company and the English Company
practicable to determine a representative rate of
exchange on that day on the next earlier day on which
 it is in their opinion practicable to determine a
representative rate of exchange, and to make certain
other minor consequential modifications as reflected
in the form of Equalization Agreement Amendment
Agreement produced to the meeting and for the
purposes of identification signed by the Chairman
thereof [subject to any non-material changes as may
be approved by the Director's executing the
Equalization Agreement Amendment Agreement]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                USHIO INC.
  TICKER:                N/A             CUSIP:     J94456118
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VESTAS WIND SYSTEMS A/S, RANDERS
  TICKER:                N/A             CUSIP:     K9773J128
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report from Board of                             ISSUER          NO           N/A               N/A
Directors on the Company's activities during the past
 year

PROPOSAL #2.: Approve the presentation of the annual                       ISSUER          YES          FOR               FOR
report and resolution to adopt the annual report

PROPOSAL #3.: Approve the resolution on the                                ISSUER          YES          FOR               FOR
distribution of the profit or covering of loss
according to the approved annual report, the Board of
 Directors proposes that no dividend be paid out for
2008

PROPOSAL #4.a: Re-elect Mr. Bent Erik Carlsen as the                       ISSUER          YES          FOR               FOR
Members of the Board of Directors

PROPOSAL #4.b: Re-elect Mr. Torsten Erik Rasmussen as                      ISSUER          YES          FOR               FOR
 the Members of the Board of Directors

PROPOSAL #4.c: Re-elect Mr. Freddy Frandsen as the                         ISSUER          YES          FOR               FOR
Members of the Board of Directors

PROPOSAL #4.d: Re-elect Mr. Jorgen Huno Rasmussen as                       ISSUER          YES          FOR               FOR
the Members of the Board of Directors

PROPOSAL #4.e: Re-elect Mr. Jorn Ankaer Thomsen as                         ISSUER          YES          FOR               FOR
the Members of the Board of Directors

PROPOSAL #4.f: Re-elect Mr. Kurt Anker Nielsen as the                      ISSUER          YES          FOR               FOR
 Members of the Board of Directors

PROPOSAL #4.g: Elect Mr. Hakan Eriksson as the                             ISSUER          YES          FOR               FOR
Members of the Board of Directors

PROPOSAL #4.h: Elect Mr. Ola Rollen as the Members of                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #5.a: Re-appoint PricewaterhouseCoopers,                          ISSUER          YES          FOR               FOR
Statsautoriseret Revisionsaktieselskab as the
Auditors of the Company

PROPOSAL #5.b: Re-appoint KPMG Statsautiroseret                            ISSUER          YES          FOR               FOR
Revisionspartnerselskab as the Auditors of the Company

PROPOSAL #6.a: Approve the overall guidelines for                          ISSUER          YES          FOR               FOR
incentive pay for the Members of the Executive
Management of Vestas Wind Systems A/S laid down by
the Board of Directors; if the guidelines are
approved by the AGM, the following new Article 13
will be included in the Companys Articles of

PROPOSAL #6.b: Authorize the Company to acquire                            ISSUER          YES          FOR               FOR
treasury shares in the period up until the next AGM
up to a total nominal value of 10% of the value of
the Company's share capital at the time in question,
cf., Article 48 of the Danish Public Companies Act,
the payment for the shares must not deviate more 10%
from the closing price quoted at the NASDAQ OMX
Copenhagen at time of acquisition

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VICTREX PLC, THORNTON CLEVELEYS LANCASHIRE
  TICKER:                N/A             CUSIP:     G9358Y107
  MEETING DATE:          2/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve remuneration report                                  ISSUER          YES          FOR               FOR

PROPOSAL #2.: Accept financial statements and                              ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #3.: Approve final dividend of 13.1 pence                         ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #4.: Elect Mr. Patrick De Smedt as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Lawrence Pentz as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Dr. Tim Walker as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Giles Kerr as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors and authorize the Board to Determine their
remuneration

PROPOSAL #9.: Grant authority to issue equity or                           ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights up
to aggregate nominal amount of GBP 271,029

PROPOSAL #S.10: Grant authority to issue equity or                         ISSUER          YES          FOR               FOR
equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 41,448

PROPOSAL #S.11: Grant authority 8,289,709 ordinary                         ISSUER          YES          FOR               FOR
shares for market purchase

PROPOSAL #S.12: Approve Victrex 2009 Long Term                             ISSUER          YES          FOR               FOR
Incentive Plan

PROPOSAL #13.: Adopt new Articles of Association                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VODAFONE GROUP PLC, NEWBURY BERKSHIRE
  TICKER:                N/A             CUSIP:     G93882135
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Re-elect Sir John Bond as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. John Buchanan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Vittorio Colao as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Andy Halford as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Alan Jebson as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Nick Land as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Anne Lauvergeon as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-elect Mr. Simon Murray as a Directorq                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. Luc Vandevelde as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #11.: Re-elect Mr. Anthony Watson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #12.: Re-elect Mr. Philip Yea as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve the final dividend of 5.02                          ISSUER          YES          FOR               FOR
pence per ordinary share

PROPOSAL #14.: Approve the remuneration report                             ISSUER          YES          FOR               FOR

PROPOSAL #15.: Re-appoint Deloitte Touche LLP as the                       ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #16.: Authorize the Audit Committee to fix                        ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #17.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate nominal amount of USD

PROPOSAL #s.18: Grant authority for the issue of                           ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of USD
300,000,000, Subject to the Passing of Resolution 17

PROPOSAL #s.19: Grant authority 5,300,000,000                              ISSUER          YES          FOR               FOR
ordinary shares for market purchase

PROPOSAL #20.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU political donations to
political parties, and/or Independent Election
Candidates, to Political Organisations other than
political parties and incur EU political expenditure
up to GBP 100,000

PROPOSAL #s.21: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #22.: Approve the Vodafone Group 2008                             ISSUER          YES          FOR               FOR
Sharesave Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VOTORANTIM CELULOSE E PAPEL S A
  TICKER:                N/A             CUSIP:     P9806R118
  MEETING DATE:          2/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Increase share capital by BRL 4.25                           ISSUER          NO           N/A               N/A
billion through the issuance of new ordinary and
preferred shares

PROPOSAL #2.: Appoint Independent Firm to appraise                         ISSUER          NO           N/A               N/A
the value of the Company's shares and Aracruz's shares

PROPOSAL #3.: Approve deadline for the exercise of                         ISSUER          NO           N/A               N/A
preemptive rights

PROPOSAL #4.: Amend Article 5 to attach to the                             ISSUER          NO           N/A               N/A
Company's preferred shares the right to be converted
to common shares

PROPOSAL #5.: Ratify acquisition of controlling stake                      ISSUER          NO           N/A               N/A
 in Aracruz

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VOTORANTIM CELULOSE E PAPEL SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P9806R118
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: To take knowledge of the Directors                           ISSUER          NO           N/A               N/A
accounts, to examine, discuss and approve the
Company's consolidated financial statements for the
FYE 31 DEC 2008

PROPOSAL #B.: Destination of the YE results of 2008                        ISSUER          NO           N/A               N/A

PROPOSAL #C.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #D.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #E.: To set the total annual remuneration                         ISSUER          NO           N/A               N/A
for the Members of the Board of Directors elected,
and for the Executive Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VOTORANTIM CELULOSE E PAPEL SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P9806R118
  MEETING DATE:          5/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the mentioned conversion                              ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WAL-MART DE MEXICO S A DE C V
  TICKER:                N/A             CUSIP:     P98180105
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          YES          FOR               FOR
Directors

PROPOSAL #2.: Receive the report of the Chief                              ISSUER          YES          FOR               FOR
Executive Officer

PROPOSAL #3.: Receive the report of the Audit and                          ISSUER          YES          FOR               FOR
Corporate Practices Committees

PROPOSAL #4.: Approve the financial information                            ISSUER          YES          FOR               FOR
document for the FY running from 01 JAN to 31 DEC 2008

PROPOSAL #5.: Receive the report on the situation of                       ISSUER          YES          FOR               FOR
the fund for the repurchase of shares and approve the
 amount of MXN 8,000,000,000.00 for the repurchase of
 shares in 2009

PROPOSAL #6.: Approve the plan to cancel 69,940,100                        ISSUER          YES          FOR               FOR
shares of the Company that are currently shares in
treasury resulting from the repurchase of shares

PROPOSAL #7.: Approve the plan for the allocation of                       ISSUER          YES          FOR               FOR
results

PROPOSAL #8.: Approve the plan to pay a cash                               ISSUER          YES          FOR               FOR
dividend, with a charge against the retained profits
account of the Company [cufin], in the amount of MXN
0.61 per share, against coupon 47

PROPOSAL #9.: Amend the Article 5 of the Corporate                         ISSUER          YES        AGAINST           AGAINST
Bylaws to reflect the paying-in of the minimum Fixed
Capital

PROPOSAL #10.: Approve the report concerning the                           ISSUER          YES          FOR               FOR
fulfillment of the tax obligations

PROPOSAL #11.: Approve the report concerning the                           ISSUER          YES          FOR               FOR
Share Plan for Staff

PROPOSAL #12.: Approve the report from the Wal-Mart                        ISSUER          YES          FOR               FOR
De Mexico Foundation

PROPOSAL #13.: Ratify the activities of the Board of                       ISSUER          YES          FOR               FOR
Directors during the FY running from 01 JAN to 31 DEC
 2008

PROPOSAL #14.: Approve to nominate or ratify the                           ISSUER          YES        AGAINST           AGAINST
Members of the Board of Directors

PROPOSAL #15.: Approve to nominate or ratify the                           ISSUER          YES        AGAINST           AGAINST
Chairpersons of the Audit and Corporate Practices
Committees

PROPOSAL #16.: Approve to state the agenda of the                          ISSUER          YES          FOR               FOR
general meeting that is held

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WANT WANT CHINA HLDGS LTD
  TICKER:                N/A             CUSIP:     G9431R103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Auditor for the
YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.a: Re-elect Mr. Liao Ching-Tsun as a                           ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #3.b: Re-elect Mr. Maki Haruo as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.c: Re-elect Mr. Tomita Mamoru as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.d: Re-elect Dr. Pei Kerwei as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.e: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the remuneration of all the
Directors of the Company

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Company's Auditor and authorize the Board to fix
their remuneration for the YE 31 DEC 2009

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares of USD 0.02 each in the capital
of the Company [Shares] during the relevant period,
on The Stock Exchange of Hong Kong Limited [ the
Stock Exchange] or on any other stock exchange on
which the securities of the Company may be listed and
 recognized by the Securities and Futures Commission
of Hong Kong and the Stock Exchange for this
purposes, subject to and in accordance with all
applicable Laws and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or of any other stock exchange as amended
from time to time, not exceeding 10% of the aggregate
 nominal amount of the share capital of the Company;
[Authority expires the earlier of the conclusion of
the AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by its Articles of Association or by any

PROPOSAL #6.: Authorize the Directors to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares in the capital of
the Company and make or grant offers, agreements and
options during and after the relevant period, not
exceeding the aggregate of 20% of the aggregate
nominal amount of the share capital of the Company;
plus, otherwise than pursuant to i) a rights issue;
or ii) any option scheme or similar arrangement; or
iii) any scrip dividend or similar arrangement;
[Authority expires the earlier of the conclusion of
the AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by its Articles of Association or by any

PROPOSAL #7.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions 5 and 6, the general mandate referred to
in Resolution 6, by the addition to the aggregate
nominal amount of the share capital of the Company
which may be allotted or agreed to be allotted by the
 Directors of the Company pursuant to such general
mandate an amount representing the aggregate nominal
amount of Shares repurchased by the Company pursuant
to the general mandate referred to in Resolution 5
above provided that such amount shall not exceed 10%
of the existing issued share capital of the Company
at the date of passing this Resolution 7

PROPOSAL #8.: Approve the Resolution 9 being passed,                       ISSUER          YES          FOR               FOR
the Company may send or supply Corporate
Communications [as defined below] to its shareholders
 [in relation to whom the conditions set out below
are met] by making such Corporate Communications
available on the company's own website and the
website of the HK Stock Exchange or in printed forms
[in English only, in Chinese only or in both English
and Chinese], and authorize the Directors for and on
behalf of Company to sign all such documents and/or
do all such things and Acts as he/she may consider
necessary or expedient and in the interests of the
Company for the purpose of effecting or otherwise in
connection with the Company's proposed communication
with its shareholders share holders through the
Company's website and the website of the Hong Kong
Stock Exchange or in printed forms. the supply of
corporate communications by making such Corporate
Communications available on the Company's own website
 and the website of the Hong Kong Stock Exchange is
subject to the fulfillment of the following
conditions: i) each shareholder of the Company has
been asked individually by the Company to agree that
the Company may send or supply Corporate
Communications generally, or the Corporate
Communication in question, to him by means of the
Company's own website; and ii) the Company has not
received a response indicating objection from such
shareholder within a period of 28 days starting from
the date on which the Company's request was sent b)
for the purpose of this Resolution 8: Corporate
Communication[s] means any document issued or to be
issued by the Company for the information or action
of the shareholders as defined in Rule 1.01 of the
Hong Kong Listing Rules, including but not Limited
to, i) the Directors' report, its annual accounts
together with a copy of the Auditor's report and,
where applicable, its summary financial report; ii)
the interim report and, where applicable, its summary
 interim report; iii) a notice of meeting; iv) a

PROPOSAL #S.9: Amend the Articles 2, 2, 2A, 23, 37,                        ISSUER          YES          FOR               FOR
53, 80, 209, 211 of Articles of Association of the
Company

PROPOSAL #S.10: Amend Memorandum and Articles of                           ISSUER          YES          FOR               FOR
Association of the Company, consolidating all the
proposed referred to in Resolution 9 and all previous
 amendments made in compliance with the applicable
Laws, a copy of which has been produced to this
meeting and marked A and initialed by the Chairman of
 this meeting for the purpose of identification, be
and are hereby adopted with immediate effect in
replacement of the existing Memorandum and Articles
of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WIENERBERGER BAUSTOFFINDUSTRIE AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     A95384110
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved annual                          ISSUER          NO           N/A               N/A
financial statements for the financial year 2008 and
the Review of Operations for the Company, together
with the Review of Operations for the Group, as well
as the consolidated financial statements for the
financial year 2008 and the Report of the Supervisory
 Board for the financial year 2008.

PROPOSAL #2.: Resolution on the distribution of                            ISSUER          NO           N/A               N/A
profits pursuant to the annual financial statements
for 2008.

PROPOSAL #3.A: Discharging the Management Board from                       ISSUER          NO           N/A               N/A
liability for the 2008 business year

PROPOSAL #3.B: Discharging the Supervisory Board from                      ISSUER          NO           N/A               N/A
 liability for the 2008 business year

PROPOSAL #4.: Election of the auditors for the                             ISSUER          NO           N/A               N/A
business year 2009

PROPOSAL #5.A: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Friedrich Kadrnoska

PROPOSAL #5.B: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Peter Johnson

PROPOSAL #6.: Resolution on an authorized capital and                      ISSUER          NO           N/A               N/A
 on the amendment of Paragraph 4 (3) of the Articles
of Association (Authorized Capital)

PROPOSAL #7.: Resolution on the revocation of the                          ISSUER          NO           N/A               N/A
resolution under Item 6 of the Agenda, on an
authorized capital and on the amendment of Paragraph
4 (3) of the Articles of Association (Authorized

PROPOSAL #8.: Resolution authorizing the Managing                          ISSUER          NO           N/A               N/A
Board, with the approval of the Supervisory Board, to
 issue convertible bonds, also in multiple tranches,
granting entitlement to subscription or conversion
rights respectively provide for an obligation to
subscription or conversion for up to 41,973,844
shares of the Company. The Managing Board may
allocate shares to bond holders under the conditional
 capital and/or own shares. The amount of capital
issued and the issue conditions are to be determined
by the Managing Board with the approval of the
Supervisory Board. This authorization is valid until

PROPOSAL #9.: Resolution on a conditional capital                          ISSUER          NO           N/A               N/A
increase and the revision of Paragraph 4 of the
Articles of Association (Registered Capital and
Shares) in relation to the conditional increase of
share capital.

PROPOSAL #10.: Resolution authorizing the Managing                         ISSUER          NO           N/A               N/A
Board, with the approval of the Supervisory Board, to
 grant profit participation rights, in one or several
 tranches, at a total nominal value of up to EUR
200,000,000 on the basis of the issue of up to
200,000 profit participation rights and to determine
the conditions of the issue. This authorization is
valid until 13 May 2014.

PROPOSAL #11.: Resolution on amendments to Paragraphs                      ISSUER          NO           N/A               N/A
 10, 13 and 28 of the Articles of Association

PROPOSAL #12.: Resolution on amendment to Paragraph                        ISSUER          NO           N/A               N/A
25 of the Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WM MORRISON SUPERMARKETS PLC
  TICKER:                N/A             CUSIP:     G62748119
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the Directors'                          ISSUER          YES        AGAINST           AGAINST
report and audited financial statements for the 52
weeks ended 1 FEB 2009

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the 52 weeks ended 01 FEB 2009

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Brian Flanagan                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Paul Manduca                                    ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Re-elect Mr. Susan Murray                                    ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Re-elect Mr. Nigel Robertson                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. Philip Cox                                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES        AGAINST           AGAINST
Auditors of the Company and authorise the Directors
to fix their remuneration

PROPOSAL #S.10: Authorize the Directors to make                            ISSUER          YES          FOR               FOR
market purchases of the Company's shares.

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
securities

PROPOSAL #S.12: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
securities otherwise than in accordance with section
89 of the  Companies Act 1985

PROPOSAL #S.13: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Approve to reduce the period of                            ISSUER          YES          FOR               FOR
notice required for an EGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOODSIDE PETROLEUM LTD
  TICKER:                N/A             CUSIP:     980228100
  MEETING DATE:          5/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial                        ISSUER          NO           N/A               N/A
report of the Company and the reports of the
Directors and Auditor for the YE 31 DEC 2008

PROPOSAL #2.a: Re-elect Mr. Michael Alfred Chaney as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #2.b: Re-elect Mr. Erich Fraunschiel as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.c: Re-elect Dr. Pierre Jean-Marie Henri                        ISSUER          YES          FOR               FOR
Jungels as a Director

PROPOSAL #2.d: Re-elect Mr. David Ian McEvoy as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.e: Re-elect Ms. Melinda Ann Cilento as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.f: Re-elect Mr. Ian Robertson as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOOLWORTHS LTD
  TICKER:                N/A             CUSIP:     Q98418108
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial                        ISSUER          NO           N/A               N/A
report of the Company and the reports of the
Directors and the Auditor for the financial period
ended 29 JUN 2008

PROPOSAL #2.: Adopt, the remuneration report [which                        ISSUER          YES          FOR               FOR
form part of the Directors' report] for the FYE 29
JUN 2008

PROPOSAL #3.A: Re-elect Dr. Roderick Sheldon Deane as                      ISSUER          YES          FOR               FOR
 a Director, who retires by rotation in accordance
with Article 10.3 of the Company's Constitution

PROPOSAL #3.B: Re-elect Mr. Leon Michael L'Huillier                        ISSUER          YES          FOR               FOR
as a Director, who retires by rotation in accordance
with Article 10.3 of the Company's Constitution

PROPOSAL #4.A: Approve to grant the options or                             ISSUER          YES          FOR               FOR
performance rights or combination of both to the
Group Managing Director and Chief Executive Officer
of the Company, Mr. Michael Gerard Luscombe, under
the Woolworths Long Terms Incentive Plan [Plan], as
specified, for all purposes including for the purpose
 of ASX Listing Rule 10.14

PROPOSAL #4.B: Approve to grant the options or                             ISSUER          YES          FOR               FOR
performance rights or combination of both to the
Finance Director, Mr. Thomas William Pockett, under
the Plan, as specified, for all purposes including
for the purpose of ASX Listing Rule 10.14

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP GROUP PLC
  TICKER:                N/A             CUSIP:     G9787H105
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve [with or without modification]                       ISSUER          YES          FOR               FOR
the proposed scheme of arrangement, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP GROUP PLC
  TICKER:                N/A             CUSIP:     G9787H105
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Scheme of arrangement,                          ISSUER          YES          FOR               FOR
reduction and subsequent increase in cap, capitalize
reserves issue equity with rights, adopt replacement
and continuing Share Plans ensure satisfaction of
outstanding and existing awards and amend the
Articles of Association

PROPOSAL #S.2: Approve to reduce amount standing to                        ISSUER          YES          FOR               FOR
credit of new WPP'S share premium account [including
amount arising pursuant to scheme] in its entirety
[or up to such amount approved by Jersey Court] by
crediting such amount to a reserve of profit to be
available to new WPP reduction of capital

PROPOSAL #S.3: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company to WPP 2008 Plc

PROPOSAL #S.4: Approve the delisting of WPP shares                         ISSUER          YES          FOR               FOR
from the official list

PROPOSAL #5.: Authorize the new WPP Directors to                           ISSUER          YES          FOR               FOR
ensure that the sponsoring Companies of the inherited
 Share Plans are able to satisfy existing awards
under the inherited Share Plans using newly issued
new WPP shares or new WPP treasury shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP PLC, JERSEY
  TICKER:                N/A             CUSIP:     G9787K108
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, and if approved, adopt the                          ISSUER          YES          FOR               FOR
Company's accounts for the FYE 31 DEC 2008 together
with the Directors' report, the Directors'
remuneration report and the Auditors' report on those
 accounts and the auditable part of the remuneration
report

PROPOSAL #2.: Approve the WPP Directors' remuneration                      ISSUER          YES          FOR               FOR
 report set out in the report of the Compensation
Committee contained in the 2008 report and accounts

PROPOSAL #3.: Re-elect Mr. Colin Day as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Ms. Lubna Olayan as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Jeffrey Rosen as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Ms. Esther Dyson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. John Quelch as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Stanley [Bud] Morten as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company to hold office from the conclusion of
 the AGM to the conclusion to the next AGM of the
Company and authorize the Directors to determine
their remuneration

PROPOSAL #10.: Authorize the Board of Directors, in                        ISSUER          YES          FOR               FOR
accordance with Article 6 of the Company's Articles
of Association, to allot relevant securities [as
defined in the Company's Articles of Association] up
to a maximum nominal amount of GBP 45,985,690;
[Authority expires on 01 JUN 2014]; and the Board of
Directors may allot relevant securities pursuant to
such offer or agreement as if the authority conferred
 on them had not expired

PROPOSAL #S.11: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Article 57 of the Jersey Law, to make one
or more market purchases of 125,294,634 shares
representing of the Company's issued share capital at
 a minimum price [exclusive of expenses] of 10 pence
per share and a maximum price [exclusive of expenses]
 of an amount equal to 105% above the average of the
 Middle Market quotations for the ordinary shares as
derived from the London Stock Exchange Daily Official
 List for the 5 business days immediately preceding
the day on which the Company makes the market
purchase and the amount stipulated by Article 5(1) of
 the buyback and stabilization regulation
2003[exclusive of expense [if any] payable by the
Company]; [Authority expires the earlier of the
conclusion of the next AGM of the Company held on
2010 or 01 SEP 2010]; and the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly
 after such expiry; and, pursuant to Articles 58A of
the Companies [Jersey] Law 1991, and if approved by
the Directors, to hold as treasury shares any
ordinary shares purchased pursuant to the authority

PROPOSAL #S.12: Authorize the Board of Directors, in                       ISSUER          YES          FOR               FOR
accordance with Article 8 of the Company's Articles
of Association, to allot equity securities [as
defined in the Company's Articles of Association]
wholly for cash [including in connection with a
rights issue [as defined in the Company's Articles of
 Association]], as if Article 7 of the Company's
Articles of Association did not apply, provided that,
 for the purposes of paragraph (1)(b) of Article 8
only, the aggregate nominal amount to which this
authority is limited is GBP 6,276,908; [Authority
shall expire on 01 June 2014]; and the Board of
Directors may allot equity securities pursuant to
such offer or agreement as if the authority conferred

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP PLC, JERSEY
  TICKER:                N/A             CUSIP:     G9787K108
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the WPP Plc Leadership Equity                        ISSUER          YES          FOR               FOR
Acquisition Plan III [Leap III]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMADA DENKI CO.,LTD.
  TICKER:                N/A             CUSIP:     J95534103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations

PROPOSAL #3.: Appoint a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMAHA MOTOR CO.,LTD.
  TICKER:                N/A             CUSIP:     J95776126
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Corporate Auditors

                                                         SIGNATURES
  Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
  VANGUARD VARIABLE INSURANCE FUNDS
  By:     /s/F. William McNabb III
             (Heidi Stam)
             F. William McNabb III*
             President, Chief Executive Officer and Trustee
  Date:   August 27, 2009
      *  By Power of Attorney.  Filed on July 24, 2009, see File Number 2-88373.
                Incorporated by Reference.